UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number        811-06312

The Lazard Funds, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices)            (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:        (212) 632-6000

Date of fiscal year end:	12/31

Date of reporting period:	12/31/13

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Funds Annual Report

December 31, 2013

Real Asset Funds

Lazard US Realty Income Portfolio

Lazard US Realty Equity Portfolio

Lazard Global Realty Equity Portfolio

Lazard Global Listed Infrastructure Portfolio

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
7	Performance Overviews
11	Information About Your Portfolio’s Expenses
13	Portfolio Holdings Presented by Sector
14	Portfolios of Investments
14	Lazard US Realty Income Portfolio
15	Lazard US Realty Equity Portfolio
16	Lazard Global Realty Equity Portfolio
18	Lazard Global Listed Infrastructure Portfolio
20	Notes to Portfolios of Investments
22	Statements of Assets and Liabilities
24	Statements of Operations
26	Statements of Changes in Net Assets
28	Financial Highlights
32	Notes to Financial Statements
41	Report of Independent Registered Public Accounting Firm
42	Board of Directors and Officers Information
44	Tax and Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain investment objectives, risks, charges, expenses and other information about Portfolios of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report	1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

The year 2013 was one of many contrasts. Some records were set, with US equities reaching new highs, while US bond returns were negative for the first time in more than a decade. Equities globally made good headway, led by a surge in developed-market stocks, which significantly outpaced their emerging-market counterparts during the year. Markets in the United States, Japan, and Europe did well, with returns in the low double digits fueled by accommodative central bank policy and signs of healing in their respective economies.

Bond markets were subdued in comparison to a strong 2012, amid expectations of higher long-term interest rates. Meanwhile, emerging markets equity and debt weakened over concerns about widening current account deficits in the developing world. From a global perspective, corporate profitability and balance sheets remain strong and we anticipate that the operating back-drop for companies will continue to improve.

We are also pleased to inform you of a change to the format of the Lazard Funds’ annual and semiannual reports. Beginning this year-end, we will be reporting on the Lazard Funds through a set of five reports grouped by asset class. This allows us to increase ease of access to fund information for our shareholders and reduce production costs.

As always, at Lazard Asset Management, we remain focused on active management and are committed to leveraging our strengths to help you, a valued shareholder in Lazard Funds, achieve your financial goals. We appreciate your continued confidence in our investment management capabilities, and feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2	Annual Report

The Lazard Funds, Inc. Investment Overviews

Real Estate Securities

Global property stocks, represented by the FTSE

EPRA/NAREIT Global® Index, returned 1.57% during 2013, and underperformed global equities (as represented by the Morgan Stanley Capital International (MSCI®) All Country World® Index) by approximately 21 percentage points. The year was also marked by meaningful performance differences among regions due to varying outlooks for economic growth, interest rates, and real estate fundamentals. With only a handful of regional exceptions, positive real estate and operating fundamentals were largely countered by investor concerns over rising interest rates and macroeconomic risks. Among major countries representing at least 3% of the FTSE EPRA/NAREIT Global Index, property companies in Japan and in the United Kingdom were leading performers. Using the same size criteria, property companies in Brazil, Australia, and Canada were the worst relative performers.

Amid a global backdrop of improving economic growth, moderately rising interest rates, capital markets volatility, and region-specific geopolitical risk, we are selectively positive on global real estate equities in 2014.

On a country basis, we remain most positive and overweight in the United States. The silver lining of the volatility experienced (in the United States) in 2013 presents a scenario of attractive company valuations supported by healthy underlying real estate fundamentals and an improving economic outlook. While we expect limited new supply and modestly rising interest rates, we expect continually improving user demand to drive rental, earnings, and dividend growth well ahead of the rate of inflation. We also favor Japan as we believe the benefits of Abenomics will translate into increased real estate valuations and bountiful liquidity in the region.

Due to supply constraints and compelling valuations, we are overweight in Hong Kong; however we remain wary of the potential risks arising from weaker developer pricing power, a slowdown in China, and the impact of the tapering of bond purchases by the US Federal Reserve (the Fed). We are modestly overweight in China due to attractive valuations; however, our exposure is highly concentrated in select developers with stronger growth prospects.

While both Australia and Canada benefit from strong real estate fundamentals and stable economies, we are modestly underweight both regions due to premium valuations rela-

tive to historical levels. In Europe we are modestly overweight the United Kingdom and expect nearly insatiable investor demand for premium assets to continue to drive outperformance in the region. Although we are modestly underweight continental Europe we will continue to make select investments in preferred regions which we believe will experience improving valuations.

Our view of emerging markets is mixed. We remain overweight in Mexico, which is a preferred region for us due to the manufacturing and energy renaissance that is being effectuated in the region under the current Peña Nieto administration. Due to attractive valuations and a positive long-term outlook we maintain a modest overweight in Brazil; however, we are concerned about the near-term macroeconomic and geopolitical risks. We have reduced our exposure to southeast Asia property and expect to remain underweight the region due to the clear divergence in future growth prospects, heightened fiscal and monetary risks, currency weakness, and political uncertainty.

Global Listed Infrastructure

Against a backdrop of low interest rates and subsiding global risks, equity markets got off to a bullish start to the year, but declined in the second quarter after Fed Chairman Ben Bernanke suggested that the central bank may start to scale back on its bond purchases. Monetary policy also played a decisive role in the first half of the year in Japan with the Bank of Japan announcing a large-scale asset purchase program. In Europe, Mario Draghi’s July 2012 pledge to do “whatever it takes” continued to support confidence, and GDP growth has broadly stabilized, with most forecasting modest growth in the region in 2014. In the United States, the recovery was initially driven by housing, and has since broadened, with the unemployment rate falling 0.9% over the year to 7% in November. In December, global investors ultimately cheered the Fed’s announcement that it would reduce its monthly bond purchases by $10 billion, as the decision underscored Fed officials’ belief that the country’s economic recovery was sustainable.

Lazard US Realty Income Portfolio

For the year ended December 31, 2013, the Lazard US Realty Income Portfolio’s Institutional Shares posted a total return of 2.37%, while Open Shares posted a total return of 1.99%, as compared with the -1.26% blended index return of the 50% FTSE NAREIT All Equity REITs® Index/50%

Annual Report	3

Wells Fargo Hybrid and Preferred Securities REIT® Index (the “Hybrid Index”).

Relative to the benchmark on a pre-fee basis, the Portfolio primarily benefited from stock selection. It also benefited from an outsized allocation to real estate investment trust (REIT) common stocks relative to the benchmark. During 2013, the Portfolio was, on average, invested 64% in common stocks, 32% in preferred stocks, and the remainder in cash and bond positions. Both the Portfolio’s common stock and preferred stock holdings outperformed their respective indices.

In terms of relative performance, the Portfolio was helped by an overweight position to CommonWealth REIT, an office REIT, which surged from a discounted valuation when activist shareholders were able to effect favorable corporate governance changes. Also helping the Portfolio was an overweight position to Starwood Property Trust, a finance REIT, which outperformed on a large and unexpected acquisition; and an overweight position to Sun Communities, a manufactured housing REIT, which posted strong operating results and improved the quality of its investor disclosures. CommonWealth REIT and Starwood Property Trust were sold during the year as our price targets were met.

An overweight position to Campus Crest Communities, a student housing REIT, hurt performance as it underperformed on the back of a poorly received acquisition and concerns over its internal growth potential. Other detractors from relative performance included an overweight position to Digital Realty Trust, a data center REIT, which was negatively impacted by poorly communicated accounting changes and a modestly disappointing earnings guidance; and an overweight position to Series A preferred shares in General Growth Properties, which underperformed the preferred market as investors took advantage of the shares’ above-average liquidity to fund redemptions.

Lazard US Realty Equity Portfolio

For the year ended December 31, 2013, the Lazard US Realty Equity Portfolio’s Institutional Shares posted a total return of 1.77%, while Open Shares posted a total return of 1.58%, as compared with the 2.86% return of the FTSE NAREIT All Equity REITs Index.

In terms of relative performance, the Portfolio benefited from an overweight position in Weyerhaeuser, primarily a timber company, which benefited from the successful spin-out of its homebuilding operation and from increases in lumber and other pulp prices. Also helping the Portfolio was an overweight position to Pebblebrook Hotel Trust, which benefited from strong hotel fundamentals during the year and well-priced acquisitions in gateway markets; and an overweight position to Realogy Holdings, a real estate broker, which benefited from better-than-expected margins and healthy transaction volumes.

An overweight to Digital Realty Trust, a data center REIT, hurt performance as the company was negatively impacted by poorly communicated accounting changes and a modestly disappointing earnings guidance. Other detractors from performance included an overweight position to American Campus Communities, a student housing REIT, which fell short of its leasing goals raising concerns over the company’s internal growth potential; and not owning Host Hotels, the largest hotel REIT, which outperformed the overall REIT sector on the strength of healthier national lodging fundamentals.

Lazard Global Realty Equity Portfolio1

For the year ended December 31, 2013, the Lazard Global Realty Equity Portfolio’s Institutional Shares posted a total return of 0.89%, while Open Shares posted a total return of 0.60%, as compared with the 0.87% return of the FTSE EPRA/NAREIT Global ex-US/FTSE EPRA/NAREIT Global Linked Index (the “Global Realty Linked Index”).2

In terms of relative performance, the Portfolio benefited from overweight positions to Japanese developers, Mitsui Fudosan and Sumitomo Realty & Development, which experienced appreciation on the back of cap rate compression and the influx of additional liquidity into the Japanese economy. Also helping the Portfolio was an overweight position to SEGRO, a UK industrial company, which outperformed as the company formed a large joint venture and also improved its operating fundamentals; and an overweight position to Countrywide, a UK real estate broker, which benefited from strategic acquisitions and healthy transaction volume. This position was sold during the year as it reached our price target.

An overweight position to Brazil hurt performance. In Brazil, all publicly listed real estate companies suffered heavily due to a combination of tepid GDP growth, growing inflation, and higher interest rates. Other detractors from relative per-

4	Annual Report

formance included an overweight position to Longfor Properties, a Chinese developer, which experienced a slowdown in growth and margin contraction amid a weaker macroeconomic environment; and an overweight position to Asian Property, a Thailand-based developer, which lowered its profit outlook due to a decline in gross margins on its developments. This position was sold during the year as it reached our price target.

Lazard Global Listed Infrastructure Portfolio

For the year ended December 31, 2013, the Lazard Global Listed Infrastructure Portfolio’s Institutional Shares posted a total return of 26.56%, while Open Shares posted a total return of 26.24%, as compared with the 19.94% return for the UBS Global 50/50 Infrastructure & Utilities® Index (Hedged) and 26.68% return for the MSCI World® Index.

Among the biggest contributors to performance for the year were the German airport operator, Fraport, and the French airport company, Aeroports de Paris. Fraport performed strongly, particularly over the second half of the year due to a strong uplift in traffic at Frankfurt airport. The German airline, Lufthansa, also announced an ambitious passenger growth plan of 4% for 2014, which was not expected by the market. Traffic at Fraport’s other airports in Antalya, Turkey and Lima, Peru continues to grow strongly. Fraport remains a core holding in the Portfolio, with its share price at a large discount to fair value since we believe the market does not recognize the “free growth” it will receive from its recently built fourth runway at Frankfurt.

Aeroports de Paris performed strongly over 2013 due to the strong recovery in passenger traffic. We have been pleased with the stewardship of both Fraport and Aeroports de Paris, which both offered bids for the new Istanbul airport; however the bids were unsuccessful. An important risk with any company is that it undertakes a significant purchase and pays an unreasonable amount for it. The fact that these two companies’ bids were too low is a positive sign of their investment discipline. Another example of such discipline was apparent with Fraport when it announced the deferral of the construction of the third terminal building at Frankfurt airport.

Osaka Gas performed strongly, with most of the positive performance occurring early in 2013. While Osaka Gas was boosted by the rallying Japanese equity market, the company increased its annual dividend significantly, reflecting the business’s strong underlying fundamentals. Osaka Gas also restated its financial results in order to highlight its strong and stable underlying profits, which are otherwise regularly obscured by the timing of its cash flows. In the short term, growth was helped by a weak yen, which, combined with the ongoing shift of the national energy mix toward gas, helped increase the demand for natural gas.

Both of the eastern US freight railroads in the Portfolio, Norfolk Southern and CSX, performed strongly on the back of strong freight data particularly in the last quarter of 2013. The strongest freight categories for both railroads were containerized goods and grain (due to the bumper crop), although most freight categories have posted strong growth. The weakest freight category for both railroads continues to be coal. For CSX, coal carloads have decreased meaningfully over the past two years due to structural reasons, mainly: (1) the coal-to-gas feedstock switching by electric generators (due to the domestic gas prices); and (2) ongoing low export coal prices. Norfolk Southern and CSX own assets with very high barriers to entry, pricing power over most of their customers, strong balance sheets, and a diverse mix of freight goods and customers. We believe both companies remain priced below their fair values.

After a relatively uneventful year, the share price of Macquarie Korea Infrastructure Fund (which owns toll road assets) dipped sharply in December due to market speculation that the Korean government may review the minimum return guarantee on some of its assets. We believe it is unlikely that the government would cancel the minimum return guarantee, and have used the share price weakness as a buying opportunity.

Over 2013, the Pennon Group share price fell. Two factors explain this fall. The primary cause, in our opinion, is the increased political and regulatory risks in the United Kingdom. Both the UK government and the opposition party have voiced concerns over profit levels of the country’s utility companies. At the same time, water regulator, Ofwat, kick started the last phase of the review process for the 2015–2020 period with a strong stance for meaningfully lowering allowed returns in order to match a sharp fall in the cost of capital of these companies. The second element is the continued operating pressure on the competitive parts of its Viridor waste management operation, with poor waste volumes and recyclate prices. These trends stabilized to-

Annual Report	5

ward the end of the year, and progress on the construction of large PFI (private finance initiative) backed waste infrastructure assets—such as the waste from energy plants—confirm our thesis that Viridor is being transformed into a more stable business. We took the opportunity of the share price fall to increase our position in Pennon Group.

The Portfolio is passively hedged back to the US dollar in an effort to minimize the impact of currency movements of a stock against the investor’s local currency.

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios may have been waived or reimbursed by Lazard Asset Management LLC, the Portfolio’s investment manager (the “Investment Manager”), and State Street Bank and Trust Company, the Fund’s Administrator (“State Street”); without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2013; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in each Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of each Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

[1]	As of August 15, 2013, the Portfolio changed its name from “Lazard International Realty Equity Portfolio” to “Lazard Global Realty Equity Portfolio,” and adopted the Portfolio’s current investment strategies.

[2]	The Global Realty Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the FTSE EPRA/NAREIT Global ex-US® Index for all periods through August 14, 2013 and the FTSE EPRA/NAREIT Global Index for all periods thereafter.

6	Annual Report

The Lazard Funds, Inc. Performance Overviews

Lazard US Realty Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard US Realty Income Portfolio, FTSE NAREIT All Equity REITs® Index, Wells Fargo Hybrid and Preferred Securities REIT® Index, Hybrid Index and S&P 500® Index*

Average Annual Total Returns*

Periods Ended December 31, 2013

	Institutional Shares			Open Shares
	One	Since		One	Five	Since
	Year	Inception	†	Year	Years	Inception	†
US Realty Income Portfolio**	2.37%	15.46%		1.99%	23.40%	11.65%
FTSE NAREIT All Equity REITs Index	2.86%	15.92%		2.86%	16.90%	5.60%
Wells Fargo Hybrid and Preferred Securities REIT Index	–5.52%	4.11%		–5.52%	18.20%	11.51%
Hybrid Index	–1.26%	10.11%		–1.26%	18.03%	9.21%
S&P 500 Index	32.39%	26.69%		32.39%	17.94%	9.36%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The FTSE NAREIT All Equity REITs Index is a free-float adjusted market capitalization index that is designed to measure the performance of equity REITs across all industries. The Wells Fargo Hybrid and Preferred Securities REIT Index tracks the performance of fixed-rate US dollar-denominated preferred securities issued in the US domestic market. The Hybrid Index is a 50/50 blend of the FTSE NAREIT All Equity REITs Index and the Wells Fargo Hybrid and Preferred Securities REIT Index. The S&P 500 Index is a market capitalized-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was September 26, 2011 and for Open Shares was July 30, 2008.

Annual Report	7

Lazard US Realty Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard US Realty Equity Portfolio and FTSE NAREIT All Equity REITs Index*

Average Annual Total Returns*

Periods Ended December 31, 2013

	Institutional Shares			Open Shares
	One	Since		One	Five	Since
	Year	Inception	†	Year	Years	Inception	†
US Realty Equity Portfolio**	1.77%	19.10%		1.58%	23.82%	23.80%
FTSE NAREIT All Equity REITs Index	2.86%	15.92%		2.86%	16.90%	16.90%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The FTSE NAREIT All Equity REITs Index is a free-float adjusted market capitalization index that is designed to measure the performance of equity REITs across all industries. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was September 26, 2011 and for Open Shares was December 31, 2008.

8	Annual Report

Lazard Global Realty Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard Global Realty Equity Portfolio, FTSE EPRA/NAREIT Global® Index, Global Realty Linked Index and FTSE EPRA/NAREIT Global ex-US® Index*

Average Annual Total Returns*

Periods Ended December 31, 2013

	Institutional Shares			Open Shares
	One	Since		One	Five	Since
	Year	Inception	†	Year	Years	Inception	†
Global Realty Equity Portfolio**	0.89%	18.38%		0.60%	19.58%	19.57%
FTSE EPRA/NAREIT Global Index	1.57%	15.65%		1.57%	14.87%	14.87%
Global Realty Linked Index	0.87%	16.80%		0.87%	14.80%	14.80%
FTSE EPRA/NAREIT Global ex-US Index	2.12%	17.44%		2.12%	15.09%	15.09%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard International Realty Equity Portfolio. As of August 15, 2013, the Portfolio changed its name to Lazard Global Realty Equity Portfolio and adopted its current investment strategies.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. Both the FTSE EPRA/NAREIT Global Index and the FTSE EPRA/NAREIT Global ex-US Index are free-float adjusted market capitalization indices that are designed to measure the performance of REITs in both developed and emerging markets. The FTSE EPRA/NAREIT Global ex-US Index excludes those REITs listed or incorporated in the United States. The Global Realty Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the FTSE EPRA/NAREIT Global ex-US Index for all periods through August 14, 2013 and the FTSE EPRA/NAREIT Global Index for all periods thereafter. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was September 26, 2011 and for Open Shares was December 31, 2008.

Annual Report	9

Lazard Global Listed Infrastructure Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Listed Infrastructure Portfolio, UBS Global 50/50 Infrastructure & Utilities® Index (Hedged) and MSCI World® Index*

Average Annual Total Returns*

Periods Ended December 31, 2013

	One	Since
	Year	Inception	†
Institutional Shares**	26.56%	11.90%
Open Shares**	26.24%	11.50%
UBS Global 50/50 Infrastructure & Utilities Index (Hedged)	19.94%	8.63%
MSCI World Index	26.68%	11.56%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The UBS Global 50/50 Infrastructure & Utilities Index (Hedged) tracks a 50% exposure to the global developed-market utilities sector and a 50% exposure to the global developed-market infrastructure sector. The MSCI World Index is a market capitalization-weighted index of companies representative of the market structure of 24 developed market countries in North America, Europe, and the Asia/Pacific region. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 31, 2009.

10	Annual Report

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2013 through December 31, 2013 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Portfolio	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13	Annualized Expense Ratio During Period 7/1/13 - 12/31/13

US Realty Income
Institutional Shares
Actual	$1,000.00	$945.60	$4.80	0.98%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.27	$4.99	0.98%
Open Shares
Actual	$1,000.00	$943.30	$6.18	1.26%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.84	$6.43	1.26%

US Realty Equity
Institutional Shares
Actual	$1,000.00	$969.20	$5.35	1.08%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.77	$5.49	1.08%
Open Shares
Actual	$1,000.00	$968.60	$6.72	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.38	$6.89	1.35%

Annual Report	11

Portfolio	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13	Annualized Expense Ratio During Period 7/1/13 - 12/31/13

Global Realty Equity
Institutional Shares
Actual	$1,000.00	$1,037.70	$6.02	1.17%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.29	$5.97	1.17%
Open Shares
Actual	$1,000.00	$1,035.90	$7.63	1.49%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.71	$7.56	1.49%

Global Listed Infrastructure
Institutional Shares
Actual	$1,000.00	$1,121.10	$5.46	1.02%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.05	$5.20	1.02%
Open Shares
Actual	$1,000.00	$1,119.30	$7.06	1.32%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.54	$6.72	1.32%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

12	Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector December 31, 2013

Sector*	Lazard US Realty Income Portfolio	Lazard US Realty Equity Portfolio	Lazard Global Realty Equity Portfolio	Lazard Global Listed Infrastructure Portfolio

Consumer Discretionary	—	1.2%	0.6%	4.3%
Financials	100.0%	98.8	99.4	—
Industrials	—	—	—	50.2
Utilities	—	—	—	44.0
Short-Term Investments	—	—	—	1.5
Total Investments	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

Annual Report	13

The Lazard Funds, Inc. Portfolios of Investments December 31, 2013

Description	Shares	Value

Lazard US Realty Income Portfolio

Common Stock | 3.5%

Real Estate | 3.5%
Colony Financial, Inc.
(Identified cost $4,120,375)	198,415	$4,025,840

Preferred Stocks | 38.2%

Real Estate | 38.2%
Apollo Commercial Real Estate Finance, Inc., Series A, 8.625%	46,671	1,159,774
Ashford Hospitality Trust, Inc., Series D, 8.450%	61,782	1,551,964
CBL & Associates Properties, Inc., Series E, 6.625%	60,000	1,275,600
Cedar Realty Trust, Inc., Series B, 7.250%	72,918	1,677,114
Coresite Realty Corp., Series A, 7.250%	14,900	336,442
DDR Corp.:
Series K, 6.250%	66,000	1,378,080
Series J, 6.500%	47,900	1,044,220
EPR Properties, Series F, 6.625%	13,769	291,765
General Growth Properties, Inc., Series A, 6.375%	275,000	5,541,250
Glimcher Realty Trust, 6.875%	160,000	3,393,600
Kimco Realty Corp., Series J, 5.500%	69,900	1,359,555
Kite Realty Group Trust, Series A, 8.250%	27,287	688,997
LaSalle Hotel Properties, Series I, 6.375%	118,700	2,395,366
NorthStar Realty Finance Corp., Series A, 8.750%	72,886	1,752,908
Pebblebrook Hotel Trust, Series C, 6.500%	189,414	3,856,469
Pennsylvania Real Estate Investment Trust:
Series B, 7.375%	33,694	799,559
Series A, 8.250%	24,865	628,339
PS Business Parks, Inc., Series U, 5.750%	73,300	1,418,355
Description	Shares	Value

Regency Centers Corp., Series 7, 6.000%	16,342	$322,754
Retail Properties of America, Inc., 7.000%	97,779	2,063,137
Sabra Healthcare REIT, Inc., Series A, 7.125%	87,400	2,071,380
Strategic Hotels & Resorts, Inc., Series C, 8.250%	120,178	2,851,824
Sun Communities, Inc., Series A, 7.125%	50,222	1,190,261
Taubman Centers, Inc., Series K, 6.250%	109,771	2,178,954
Vornado Realty Trust, Series K, 5.700%	102,064	2,016,785
Weingarten Realty Investors, Series F, 6.500%	14,052	317,997
Total Preferred Stocks
(Identified cost $50,230,491)		43,562,449

Real Estate Investment Trusts | 56.6%
Apollo Commercial Real Estate Finance, Inc.	137,250	2,230,313
Associated Estates Realty Corp.	161,600	2,593,680
BioMed Realty Trust, Inc.	344,230	6,237,448
Campus Crest Communities, Inc.	717,290	6,749,699
Digital Realty Trust, Inc.	137,900	6,773,648
Dynex Capital, Inc.	444,220	3,553,760
EPR Properties	48,850	2,401,466
Excel Trust, Inc.	186,000	2,118,540
First Potomac Realty Trust	308,026	3,582,342
HCP, Inc.	132,500	4,812,400
Mack-Cali Realty Corp.	258,400	5,550,432
Medical Properties Trust, Inc.	118,400	1,446,848
Realty Income Corp.	144,000	5,375,520
STAG Industrial, Inc.	274,500	5,597,055
Sun Communities, Inc.	129,357	5,515,782

Total Real Estate Investment Trusts
(Identified cost $73,948,272)		64,538,933

Total Investments | 98.3%
(Identified cost $128,299,138) (a)		$112,127,222

Cash and Other Assets in Excess of Liabilities | 1.7%		1,928,186

Net Assets | 100.0%		$114,055,408

The accompanying notes are an integral part of these financial statements.

14	Annual Report

Description	Shares	Value

Lazard US Realty Equity Portfolio

Common Stocks | 2.1%

Leisure & Entertainment | 1.1%
Starwood Hotels & Resorts Worldwide, Inc.	9,938	$789,574

Real Estate | 1.0%
Realogy Holdings Corp. (b)	13,871	686,198

Total Common Stocks
(Identified cost $1,313,053)		1,475,772

Real Estate Investment Trusts | 96.4%
American Campus Communities, Inc.	72,046	2,320,602
American Homes 4 Rent, Class A	43,459	704,036
American Residential Properties, Inc.	88,688	1,521,886
American Tower Corp.	57,871	4,619,263
Apartment Investment & Management Co., Class A	91,741	2,377,009
AvalonBay Communities, Inc.	20,326	2,403,143
Boston Properties, Inc.	22,922	2,300,681
CBL & Associates Properties, Inc.	83,599	1,501,438
Cedar Realty Trust, Inc.	172,916	1,082,454
Chesapeake Lodging Trust	77,484	1,959,570
Digital Realty Trust, Inc.	63,454	3,116,861
Education Realty Trust, Inc.	118,025	1,040,981
Equity Residential	30,080	1,560,250
Essex Property Trust, Inc.	12,797	1,836,497
Extra Space Storage, Inc.	29,732	1,252,609
First Potomac Realty Trust	169,768	1,974,402
General Growth Properties, Inc.	68,982	1,384,469
HCP, Inc.	121,311	4,406,016
Health Care REIT, Inc.	5,963	319,438
Kilroy Realty Corp.	43,133	2,164,414
Mack-Cali Realty Corp.	54,228	1,164,817
Pebblebrook Hotel Trust	23,395	719,630
Prologis, Inc.	48,140	1,778,773
Description	Shares	Value

Public Storage	14,703	$2,213,096
Retail Opportunity Investments Corp.	130,021	1,913,909
Simon Property Group, Inc.	49,346	7,508,487
SL Green Realty Corp.	9,285	857,748
STAG Industrial, Inc.	50,651	1,032,774
Sunstone Hotel Investors, Inc.	59,002	790,627
Taubman Centers, Inc.	25,634	1,638,525
Ventas, Inc.	45,481	2,605,152
Vornado Realty Trust	13,095	1,162,705
Weyerhaeuser Co.	93,949	2,965,970

Total Real Estate Investment Trusts
(Identified cost $69,323,109)		66,198,232

Total Investments | 98.5%
(Identified cost $70,517,881)		67,674,004

Description	Number of Contracts	Value

Purchased Options | 0.4%
iShares US Real Estate ETF:
March 14 63 Call, Expires 03/22/14	1,160	$225,040
March 14 61 Put, Expires 03/22/14	370	35,150

Total Purchased Options
(Identified cost $289,785)		260,190

Total Investments and Purchased Options | 98.9%
(Identified cost $70,925,947) (a)		$67,934,194

Cash and Other Assets in Excess of Liabilities | 1.1%		733,265

Net Assets | 100.0%		$68,667,459

The accompanying notes are an integral part of these financial statements.

Annual Report	15

Description	Shares	Value

Lazard Global Realty Equity Portfolio

Common Stocks | 33.5%

Australia | 2.3%
Charter Hall Group	11,889	$38,747
Goodman Group	32,439	137,004
		175,751
Brazil | 2.2%
Aliansce Shopping Centers SA	10,900	84,548
BR Properties SA	11,000	86,723
		171,271
China | 5.0%
China Overseas Land & Investment, Ltd.	66,800	187,798
Longfor Properties Co., Ltd.	101,500	141,890
Shimao Property Holdings, Ltd.	17,500	40,081
Shui On Land, Ltd.	54,500	16,727
		386,496
Hong Kong | 8.4%
Cheung Kong Holdings, Ltd.	14,000	221,168
Hang Lung Properties, Ltd.	17,000	53,931
Hongkong Land Holdings, Ltd.	15,000	88,500
The Wharf Holdings, Ltd.	36,825	281,139
		644,738
Japan | 12.3%
Mitsubishi Estate Co., Ltd.	6,000	179,185
Mitsui Fudosan Co., Ltd.	9,000	323,474
NTT Urban Development Corp.	17,000	195,167
Sumitomo Realty & Development Co., Ltd.	5,000	248,314
		946,140
Malaysia | 0.3%
UEM Sunrise Berhad	35,400	25,506

Norway | 0.4%
Norwegian Property ASA	25,153	30,149

Thailand | 0.3%
Land and Houses Public Co. Ltd.	82,577	22,491

United Kingdom | 1.1%
Capital & Counties Properties PLC	15,059	82,092
Description	Shares	Value

United States | 1.2%
Realogy Holdings Corp. (b)	878	$43,435
Starwood Hotels & Resorts Worldwide, Inc.	571	45,366
		88,801
Total Common Stocks
(Identified cost $2,441,366)		2,573,435

Real Estate Investment Trusts | 64.2%

Australia | 2.4%
Charter Hall Retail REIT	15,333	49,150
Dexus Property Group	149,090	133,788
		182,938
Brazil | 0.6%
Cyrela Commercial Properties SA Empreendimentos e Participacoes	5,000	44,506

Canada | 2.3%
Allied Properties Real Estate Investment Trust	1,485	45,798
Boardwalk Real Estate Investment Trust	2,384	134,321
		180,119
France | 4.1%
Fonciere des Regions	1,123	96,943
Klepierre	3,040	140,875
Unibail-Rodamco SE	314	80,454
		318,272
Hong Kong | 1.0%
The Link REIT	16,019	77,881

Italy | 1.4%
Beni Stabili S.p.A.	160,470	108,172

Japan | 2.1%
Japan Logistics Fund, Inc.	5	52,939
Japan Real Estate Investment Corp.	14	74,979
Nippon Building Fund, Inc.	6	34,868
		162,786
Mexico | 1.6%
Fibra Uno Administracion SA de CV	15,600	50,313
TF Administradora Industrial S de RL de CV	38,700	69,655
		119,968
Singapore | 2.2%
CapitaMall Trust	50,000	75,478
Frasers Centrepoint Trust	67,925	94,733
		170,211

The accompanying notes are an integral part of these financial statements.

16	Annual Report

Description	Shares	Value

Lazard Global Realty Equity Portfolio (concluded)

United Kingdom | 4.6%
Big Yellow Group PLC	4,862	$38,485
British Land Co. PLC	7,710	80,307
Derwent London PLC	2,240	92,547
Great Portland Estates PLC	7,942	78,778
SEGRO PLC	11,093	61,354
		351,471
United States | 41.9%
American Campus Communities, Inc.	3,822	123,107
American Homes 4 Rent, Class A	2,298	37,228
American Residential Properties, Inc.	4,746	81,441
American Tower Corp.	745	59,466
Apartment Investment & Management Co., Class A	4,854	125,767
AvalonBay Communities, Inc.	1,076	127,215
Boston Properties, Inc.	1,206	121,046
CBL & Associates Properties, Inc.	4,478	80,425
Cedar Realty Trust, Inc.	9,201	57,598
Chesapeake Lodging Trust	4,093	103,512
Digital Realty Trust, Inc.	3,381	166,075
Education Realty Trust, Inc.	6,208	54,754
Equity Residential	1,609	83,459
Essex Property Trust, Inc.	662	95,004
Extra Space Storage, Inc.	1,618	68,166
First Potomac Realty Trust	9,052	105,275
General Growth Properties, Inc.	3,621	72,673
HCP, Inc.	6,336	230,123
Health Care REIT, Inc.	316	16,928
Kilroy Realty Corp.	2,289	114,862
Description	Shares	Value

Mack-Cali Realty Corp.	2,858	$61,390
Pebblebrook Hotel Trust	1,239	38,112
Prologis, Inc.	2,563	94,703
Public Storage	782	117,707
Retail Opportunity Investments Corp.	7,019	103,320
Simon Property Group, Inc.	2,611	397,290
SL Green Realty Corp.	491	45,359
STAG Industrial, Inc.	2,683	54,706
Sunstone Hotel Investors, Inc.	3,148	42,183
Taubman Centers, Inc.	1,340	85,653
Ventas, Inc.	2,388	136,785
Vornado Realty Trust	696	61,798
Weyerhaeuser Co.	1,813	57,236
		3,220,366
Total Real Estate Investment Trusts
(Identified cost $4,929,142)		4,936,690

Short-Term Investment | 0.0%
State Street Institutional Treasury Money Market Fund
(Identified cost $27)	27	27

Total Investments | 97.7%
(Identified cost $7,370,535) (a)		$7,510,152

Cash and Other Assets in Excess of Liabilities | 2.3%		174,438

Net Assets | 100.0%		$7,684,590

The accompanying notes are an integral part of these financial statements.

Annual Report	17

Description	Shares	Value

Lazard Global Listed Infrastructure Portfolio

Common Stocks | 98.0%

Australia | 15.4%
DUET Group	16,521,196	$29,503,558
Macquarie Atlas Roads Group	3,199,301	7,855,805
SP AusNet	17,867,940	19,863,087
Spark Infrastructure Group	15,036,809	21,817,851
Transurban Group	4,281,909	26,151,491
		105,191,792
Austria | 1.7%
Flughafen Wien AG	137,970	11,578,120

France | 9.0%
Aeroports de Paris	267,233	30,329,662
Vinci SA	473,331	31,073,411
		61,403,073
Germany | 7.9%
Fraport AG	721,851	54,011,988

Italy | 19.4%
ASTM S.p.A.	581,923	9,206,338
Atlantia S.p.A.	2,438,372	54,711,354
Hera S.p.A.	7,713,674	17,509,299
Snam S.p.A.	1,832,547	10,250,523
Societa Iniziative Autostradali e Servizi S.p.A.	1,734,168	17,212,781
Terna S.p.A.	4,633,675	23,152,343
		132,042,638
Japan | 11.6%
Osaka Gas Co., Ltd.	7,487,300	29,363,355
Toho Gas Co., Ltd.	4,024,350	19,565,732
Tokyo Gas Co., Ltd.	6,116,700	30,086,892
		79,015,979
Luxembourg | 4.2%
SES SA	896,485	29,019,404
Description	Shares	Value

South Korea | 1.4%
Macquarie Korea Infrastructure Fund	1,643,287	$9,513,890

Spain | 3.7%
Abertis Infraestructuras SA	153,941	3,420,191
Enagas SA	347,609	9,083,513
Red Electrica Corporacion SA	187,705	12,523,944
		25,027,648
Switzerland | 4.4%
Flughafen Zuerich AG	51,861	30,318,381

United Kingdom | 4.5%
Pennon Group PLC	2,838,624	30,953,577

United States | 14.8%
California Water Service Group	564,765	13,029,128
CSX Corp.	988,500	28,439,145
Norfolk Southern Corp.	292,137	27,119,078
PG&E Corp.	655,779	26,414,778
SJW Corp.	201,000	5,987,790
		100,989,919
Total Common Stocks
(Identified cost $603,823,373)		669,066,409

Short-Term Investment | 1.5%
State Street Institutional Treasury Money Market Fund
(Identified cost $9,952,214)	9,952,214	9,952,214

Total Investments | 99.5%
(Identified cost $613,775,587) (a), (c)		$679,018,623

Cash and Other Assets in Excess of Liabilities | 0.5%		3,203,365

Net Assets | 100.0%		$682,221,988

The accompanying notes are an integral part of these financial statements.

18	Annual Report

Lazard Global Listed Infrastructure Portfolio (concluded)

Forward Currency Sale Contracts open at December 31, 2013:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

AUD	BRC	03/27/14	17,356,488	$15,261,698	$15,413,225	$—	$151,527
AUD	CAN	03/27/14	8,344,175	7,344,627	7,409,947	—	65,320
AUD	CAN	03/27/14	13,200,694	11,705,055	11,722,721	—	17,666
AUD	CSF	03/27/14	11,931,159	10,502,570	10,595,326	—	92,756
AUD	HSB	03/27/14	31,345,029	27,584,096	27,835,585	—	251,489
AUD	RBC	03/27/14	34,687,532	30,541,331	30,803,855	—	262,524
CHF	CAN	03/27/14	1,461,501	1,645,390	1,639,442	5,948	—
CHF	CSF	03/27/14	25,615,750	28,598,582	28,734,523	—	135,941
EUR	BRC	03/27/14	59,364,861	81,157,107	81,666,420	—	509,313
EUR	CAN	03/27/14	7,705,519	10,624,138	10,600,246	23,892	—
EUR	CAN	03/27/14	37,221,479	50,886,601	51,204,449	—	317,848
EUR	CIT	03/27/14	32,561,447	44,515,406	44,793,786	—	278,380
EUR	CSF	03/27/14	35,190,736	48,103,273	48,410,818	—	307,545
EUR	HSB	03/27/14	14,216,770	19,433,898	19,557,575	—	123,677
EUR	RBC	03/27/14	41,417,990	56,605,222	56,977,461	—	372,239
GBP	BRC	03/27/14	2,575,063	4,216,975	4,261,647	—	44,672
GBP	CAN	03/27/14	1,290,583	2,126,235	2,135,873	—	9,638
GBP	HSB	03/27/14	4,564,871	7,473,241	7,554,715	—	81,474
GBP	RBC	03/27/14	10,257,346	16,791,685	16,975,578	—	183,893
JPY	CAN	03/27/14	941,552,950	9,037,751	8,944,395	93,356	—
JPY	CSF	03/27/14	881,596,607	8,463,260	8,374,833	88,427	—
JPY	HSB	03/27/14	2,893,642,664	27,778,881	27,488,507	290,374	—
JPY	MEL	03/27/14	3,221,258,288	30,931,404	30,600,731	330,673	—
KRW	BRC	03/21/14	1,383,207,959	1,305,615	1,304,330	1,285	—
KRW	CSF	03/21/14	665,285,396	628,279	627,347	932	—
KRW	MEL	03/21/14	8,217,824,993	7,755,958	7,749,199	6,759	—
Total Forward Currency Sale Contracts				$561,018,278	$563,382,534	841,646	3,205,902
Gross unrealized appreciation/depreciation on Forward Currency Sale Contracts						$841,646	$3,205,902

The accompanying notes are an integral part of these financial statements.

Annual Report	19

The Lazard Funds, Inc. Notes to Portfolios of Investments December 31, 2013

(a)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) are as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

US Realty Income	$126,993,753	$359,988	$15,226,519	$(14,866,531)
US Realty Equity	71,097,257	1,772,631	4,935,694	(3,163,063)
Global Realty Equity	7,499,651	235,473	224,972	10,501
Global Listed Infrastructure	618,916,337	74,320,282	14,217,996	60,102,286

(b)	Non-income producing security.
(c)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

ETF	—	Exchange-Traded Fund
REIT	—	Real Estate Investment Trust

Currency Abbreviations:

AUD	—	Australian Dollar	GBP	—	British Pound Sterling
CHF	—	Swiss Franc	JPY	—	Japanese Yen
EUR	—	Euro	KRW	—	South Korean Won

Counterparty Abbreviations:

BRC	—	Barclays Bank PLC	HSB	—	HSBC Bank USA
CAN	—	Canadian Imperial Bank of Commerce	MEL	—	Mellon Bank NA
CIT	—	Citibank NA	RBC	—	Royal Bank of Canada
CSF	—	Credit Suisse Group AG

The accompanying notes are an integral part of these financial statements.

20	Annual Report

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry	Lazard Global Realty Equity Portfolio	Lazard Global Listed Infrastructure Portfolio

Airport Development & Maintenance	—%	18.5%
Cable Television	—	4.3
Construction & Engineering	—	4.5
Electric	—	22.1
Energy Services	—	2.8
Gas Utilities	—	11.6
Housing	0.3	—
Leisure & Entertainment	0.6	—
Retail	96.8	—
Transportation	—	26.9
Water	—	7.3
Subtotal	97.7	98.0
Short-Term Investments	—	1.5
Total Investments	97.7%	99.5%

The accompanying notes are an integral part of these financial statements.

Annual Report	21

The Lazard Funds, Inc. Statements of Assets and Liabilities

December 31, 2013	Lazard US Realty Income Portfolio	Lazard US Realty Equity Portfolio

ASSETS
Investments in securities and purchased options, at value	$112,127,222	$67,934,194
Cash	62,672	13,206
Foreign currency	—	—
Receivables for:
Capital stock sold	336,794	119,889
Dividends and interest	1,401,383	265,725
Investments sold	7,294,973	935,094
Amount due from Investment Manager (Note 3)	—	—
Gross unrealized appreciation on forward currency contracts	—	—
Total assets	121,223,044	69,268,108

LIABILITIES
Payables for:
Foreign currency due to custodian	—	—
Management fees	41,420	34,031
Accrued distribution fees	15,350	13,440
Accrued directors’ fees	215	120
Investments purchased	347,519	—
Capital stock redeemed	1,374,274	256,234
Gross unrealized depreciation on forward currency contracts	—	—
Line of credit outstanding	5,350,000	265,000
Other accrued expenses and payables	38,858	31,824
Total liabilities	7,167,636	600,649
Net assets	$114,055,408	$68,667,459

NET ASSETS
Paid in capital	$128,398,127	$72,051,945
Undistributed (distributions in excess of) net investment income	—	—
Accumulated net realized gain (loss)	1,829,197	(392,733)
Net unrealized appreciation (depreciation) on:
Investments and purchased options	(16,171,916)	(2,991,753)
Foreign currency and forward currency contracts	—	—
Net assets	$114,055,408	$68,667,459

Institutional Shares
Net assets	$47,221,854	$7,844,289
Shares of capital stock outstanding*	6,343,004	488,840
Net asset value, offering and redemption price per share	$7.44	$16.05

Open Shares
Net assets	$66,833,554	$60,823,170
Shares of capital stock outstanding*	8,991,883	3,776,638
Net asset value, offering and redemption price per share	$7.43	$16.11

Cost of investments in securities and purchased options	$128,299,138	$70,925,947
Cost of foreign currency	$—	$—

*	$0.001 par value 5,400,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

22	Annual Report

Lazard Global Realty Equity Portfolio	Lazard Global Listed Infrastructure Portfolio

$7,510,152	$679,018,623
—	—
73	—

—	3,457,422
25,974	3,092,260
192,568	564
68,193	—
—	841,646
7,796,960	686,410,515

—	18,996
—	503,555
501	8,371
12	945
667	170,579
—	169,576
—	3,205,902
90,000	—
21,190	110,603
112,370	4,188,527
$7,684,590	$682,221,988

$7,680,786	$619,212,661
(41,842)	4,893,045
(94,207)	(4,779,439)

139,617	65,243,036
236	(2,347,315)
$7,684,590	$682,221,988

$5,319,638	$641,127,127
343,325	48,827,881
$15.49	$13.13

$2,364,952	$41,094,861
152,733	3,125,100
$15.48	$13.15

$7,370,535	$613,775,587
$73	$—

Annual Report	23

The Lazard Funds, Inc. Statements of Operations

For the Year Ended December 31, 2013	Lazard US Realty Income Portfolio	Lazard US Realty Equity Portfolio

Investment Income
Income
Dividends	$9,419,986	$2,800,920
Interest	3	—
Total investment income*	9,419,989	2,800,920

Expenses
Management fees (Note 3)	1,151,928	697,083
Custodian fees	52,611	49,162
Administration fees	80,719	67,428
Distribution fees (Open Shares)	243,415	201,097
Professional services	49,012	47,726
Registration fees	58,682	36,512
Shareholders’ services	65,363	89,694
Shareholders’ reports	39,785	21,684
Directors’ fees and expenses	4,736	2,679
Other†	10,992	6,841
Total gross expenses	1,757,243	1,219,906
Management fees waived and expenses reimbursed	(39,000)	(47,501)
Administration fees waived	—	—
Total net expenses	1,718,243	1,172,405
Net investment income	7,701,746	1,628,515

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Forward Currency Contracts and Options
Net realized gain (loss) on:
Investments	13,703,073	4,395,306
Foreign currency and forward currency contracts	—	—
Purchased options	—	(36,116)
Net change in unrealized appreciation (depreciation) on:
Investments	(21,754,968)	(5,447,524)
Foreign currency and forward currency contracts	—	—
Purchased options	—	(29,595)
Net realized and unrealized gain (loss) on investments, foreign currency, forward currency contracts and options	(8,051,895)	(1,117,929)
Net increase (decrease) in net assets resulting from operations	$(350,149)	$510,586
* Net of foreign withholding taxes of	$—	$—
† Includes interest on line of credit of	$2,048	$1,126

The accompanying notes are an integral part of these financial statements.

24	Annual Report

Lazard Global Realty Equity Portfolio	Lazard Global Listed Infrastructure Portfolio

$183,488	$16,874,480
—	—
183,488	16,874,480

54,912	3,983,688
71,928	155,354
51,221	138,528
6,143	64,979
84,053	54,269
31,861	46,034
26,335	33,599
9,024	27,267
184	13,158
5,886	52,869
341,547	4,569,745
(240,299)	—
(18,750)	—
82,498	4,569,745
100,990	12,304,735

795,824	19,093,621
(1,970)	3,538,664
—	—

(769,545)	58,336,646
232	(858,398)
—	—
24,541	80,110,533
$125,531	$92,415,268
$13,503	$2,673,050
$42	$—

Annual Report	25

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard US Realty Income Portfolio		Lazard US Realty Equity Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase (Decrease) in Net Assets
Operations
Net investment income	$7,701,746	$3,594,577	$1,628,515	$674,794
Net realized gain on investments, foreign currency, forward currency contracts and options	13,703,073	2,753,485	4,359,190	1,566,296
Net change in unrealized appreciation (depreciation) on investments, foreign currency, forward currency contracts and options	(21,754,968)	4,495,301	(5,477,119)	2,353,234
Net increase (decrease) in net assets resulting from operations	(350,149)	10,843,363	510,586	4,594,324

Distributions to shareholders
From net investment income
Institutional Shares	(2,107,432)	(1,744,918)	(112,274)	(24,750)
Open Shares	(3,536,093)	(854,779)	(739,462)	(415,366)
From net realized gains
Institutional Shares	(6,465,318)	(1,411,685)	(633,914)	(62,992)
Open Shares	(8,465,688)	(1,390,717)	(5,041,557)	(1,532,345)
Return of capital
Institutional Shares	—	—	—	—
Open Shares	—	—	—	—
Net decrease in net assets resulting from distributions	(20,574,531)	(5,402,099)	(6,527,207)	(2,035,453)

Capital stock transactions
Net proceeds from sales
Institutional Shares	42,701,987	31,471,528	6,127,319	924,792
Open Shares	121,300,948	53,636,715	48,927,295	77,949,831
Net proceeds from reinvestment of distributions
Institutional Shares	7,944,138	3,078,434	744,504	82,714
Open Shares	11,491,478	2,093,258	5,519,188	1,882,791
Cost of shares redeemed
Institutional Shares	(47,910,867)	(6,321,457)	(957,742)	(69)
Open Shares	(107,986,190)	(7,842,310)	(53,866,480)	(17,902,557)
Net increase in net assets from capital stock transactions	27,541,494	76,116,168	6,494,084	62,937,502

Redemption fees (Note 2(i))
Institutional Shares	2,700	398	—	1
Open Shares	18,372	3,518	8,612	22,440
Net increase in net assets from redemption fees	21,072	3,916	8,612	22,441
Total increase in net assets	6,637,886	81,561,348	486,075	65,518,814
Net assets at beginning of year	107,417,522	25,856,174	68,181,384	2,662,570
Net assets at end of year*	$114,055,408	$107,417,522	$68,667,459	$68,181,384
*Includes undistributed (distributions in excess of) net investment income of	$—	$—	$—	$—

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of year	6,073,485	2,660,028	160,617	102,426
Shares sold	4,657,361	3,811,160	335,532	53,434
Shares issued to shareholders from reinvestment of distributions	1,022,521	366,619	46,396	4,761
Shares redeemed	(5,410,363)	(764,322)	(53,705)	(4)
Net increase	269,519	3,413,457	328,223	58,191
Shares outstanding at end of year	6,343,004	6,073,485	488,840	160,617

Open Shares
Shares outstanding at beginning of year	6,474,598	805,878	3,747,565	76,246
Shares sold	13,171,196	6,359,333	2,682,699	4,609,856
Shares issued to shareholders from reinvestment of distributions	1,467,505	247,778	342,619	108,075
Shares redeemed	(12,121,416)	(938,391)	(2,996,245)	(1,046,612)
Net increase	2,517,285	5,668,720	29,073	3,671,319
Shares outstanding at end of year	8,991,883	6,474,598	3,776,638	3,747,565

The accompanying notes are an integral part of these financial statements.

26	Annual Report

Lazard Global Realty Equity Portfolio		Lazard Global Listed Infrastructure Portfolio
Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

$100,990	$55,655	$12,304,735	$3,721,879

793,854	196,406	22,632,285	4,663,167

(769,313)	1,145,098	57,478,248	12,616,185
125,531	1,397,159	92,415,268	21,001,231

(111,909)	(89,484)	(11,132,365)	(3,885,197)
(61,907)	(67,032)	(618,857)	(330,133)

(199,993)	(18,944)	(17,822,542)	(2,328,587)
(135,853)	(15,413)	(1,133,716)	(237,215)

(32,900)	—	—	—
(22,116)	—	—	—
(564,678)	(190,873)	(30,707,480)	(6,781,132)

4,925,553	19,658	634,839,540	40,118,611
1,086,728	1,509,496	29,997,173	5,003,640

344,801	108,427	19,887,096	5,695,999
209,328	75,995	1,649,076	559,340

(2,530,692)	(6,635)	(196,894,697)	(38,132,595)
(918,254)	(488,552)	(6,801,074)	(2,437,008)
3,117,464	1,218,389	482,677,114	10,807,987

—	1	6,934	626
31	447	2,938	226
31	448	9,872	852
2,678,348	2,425,123	544,394,774	25,028,938
5,006,242	2,581,119	137,827,214	112,798,276
$7,684,590	$5,006,242	$682,221,988	$137,827,214
$(95,276)	$(96,151)	$4,893,045	$(629,620)

164,688	157,229	11,419,125	10,683,008
303,046	1,367	51,937,910	3,865,052
22,413	6,508	1,546,421	534,797
(146,822)	(416)	(16,075,575)	(3,663,732)
178,637	7,459	37,408,756	736,117
343,325	164,688	48,827,881	11,419,125

130,199	54,805	1,159,035	854,515
63,297	102,778	2,376,299	486,297
13,430	4,567	128,456	52,376
(54,193)	(31,951)	(538,690)	(234,153)
22,534	75,394	1,966,065	304,520
152,733	130,199	3,125,100	1,159,035

Annual Report	27

The Lazard Funds, Inc. Financial Highlights

LAZARD US REALTY INCOME PORTFOLIO

			For the Period
Selected data for a share of capital	Year Ended		9/26/11* to
stock outstanding throughout each period	12/31/13	12/31/12	12/31/11
Institutional Shares
Net asset value, beginning of period	$8.57	$7.46	$9.73
Income (loss) from investment operations:
Net investment income (a)	0.47	0.49	0.16
Net realized and unrealized gain (loss)	(0.27)	1.23	0.55

Total from investment operations	0.20	1.72	0.71
Less distributions from:
Net investment income	(0.34)	(0.37)	(0.24)
Net realized gains	(0.99)	(0.24)	(2.74)

Total distributions	(1.33)	(0.61)	(2.98)

Redemption fees	— (b)	— (b)	—

Net asset value, end of period	$7.44	$8.57	$7.46

Total Return (c)	2.37%	23.32%	9.71%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$47,222	$52,024	$19,849
Ratios to average net assets (d):
Net expenses	0.95%	1.15%	1.15%
Gross expenses	0.98%	1.16%	2.31%
Net investment income	5.29%	5.94%	8.26%
Portfolio turnover rate	104%	42%	89%

			For the Period			For the Period
Selected data for a share of capital	Year Ended		6/1/11 to	Year Ended		7/30/08** to
stock outstanding throughout each period	12/31/13	12/31/12	12/31/11	5/31/11	5/31/10	5/31/09
Open Shares
Net asset value, beginning of period	$8.56	$7.45	$11.34	$10.78	$6.79	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.44	0.51	0.44	0.32	0.48	0.41
Net realized and unrealized gain (loss)	(0.26)	1.19	(1.21)	2.05	4.10	(3.26)

Total from investment operations	0.18	1.70	(0.77)	2.37	4.58	(2.85)
Less distributions from:
Net investment income	(0.32)	(0.35)	(0.38)	(0.64)	(0.59)	(0.36)
Net realized gains	(0.99)	(0.24)	(2.74)	(1.17)	—	—

Total distributions	(1.31)	(0.59)	(3.12)	(1.81)	(0.59)	(0.36)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$7.43	$8.56	$7.45	$11.34	$10.78	$6.79

Total Return (c)	1.99%	23.00%	-4.82%	23.27%	69.50%	-27.15%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$66,834	$55,393	$6,007	$15,830	$9,864	$3,817
Ratios to average net assets (d):
Net expenses	1.22%	1.45%	1.47%	1.48%	1.48%	1.48%
Gross expenses	1.24%	1.47%	3.05%	2.42%	4.20%	19.67%
Net investment income	4.86%	6.18%	7.49%	2.81%	5.14%	8.19%
Portfolio turnover rate	104%	42%	89%	77%	116%	71%

*	The inception date for Institutional Shares was September 26, 2011.
**	The Portfolio commenced operations on July 30, 2008.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

28	Annual Report

LAZARD US REALTY EQUITY PORTFOLIO

			For the Period
Selected data for a share of capital	Year Ended		9/26/11* to
stock outstanding throughout each period	12/31/13	12/31/12	12/31/11
Institutional Shares
Net asset value, beginning of period	$17.40	$14.89	$15.76
Income (loss) from investment operations:
Net investment income (a)	0.41	0.31	0.10
Net realized and unrealized gain (loss)	(0.10)	2.79	2.91

Total from investment operations	0.31	3.10	3.01
Less distributions from:
Net investment income	(0.25)	(0.17)	(0.12)
Net realized gains	(1.41)	(0.42)	(3.76)

Total distributions	(1.66)	(0.59)	(3.88)

Redemption fees	—	— (b)	—

Net asset value, end of period	$16.05	$17.40	$14.89

Total Return (c)	1.77%	20.83%	20.84%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,844	$2,794	$1,525
Ratios to average net assets (d):
Net expenses	1.13%	1.20%	1.20%
Gross expenses	1.27%	2.34%	13.07%
Net investment income	2.28%	1.86%	2.32%
Portfolio turnover rate	98%	52%	63%

			For the Period			For the Period
Selected data for a share of capital	Year Ended		6/1/11 to	Year Ended		12/31/08** to
stock outstanding throughout each period	12/31/13	12/31/12	12/31/11	5/31/11	5/31/10	5/31/09
Open Shares
Net asset value, beginning of period	$17.45	$14.92	$19.49	$16.66	$10.76	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.33	0.30	0.14	(0.07)	0.05	0.14
Net realized and unrealized gain (loss)	(0.06)	2.76	(0.90)	5.17	7.26	0.62

Total from investment operations	0.27	3.06	(0.76)	5.10	7.31	0.76
Less distributions from:
Net investment income	(0.20)	(0.12)	(0.06)	(0.04)	(0.17)	—
Net realized gains	(1.41)	(0.42)	(3.76)	(2.23)	(1.24)	—

Total distributions	(1.61)	(0.54)	(3.82)	(2.27)	(1.41)	—

Redemption fees	— (b)	0.01	0.01	— (b)	—	—

Net asset value, end of period	$16.11	$17.45	$14.92	$19.49	$16.66	$10.76

Total Return (c)	1.58%	20.58%	-2.44%	33.01%	70.16%	7.60%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$60,823	$65,387	$1,138	$4,852	$2,463	$110
Ratios to average net assets (d):
Net expenses	1.36%	1.50%	1.80%	1.93%	2.00%	2.00%
Gross expenses	1.41%	1.78%	7.48%	5.66%	17.23%	214.80%
Net investment income (loss)	1.83%	1.74%	1.36%	-0.41%	0.32%	3.52%
Portfolio turnover rate	98%	52%	63%	91%	138%	37%

*	The inception date for Institutional Shares was September 26, 2011.
**	The Portfolio commenced operations on December 31, 2008.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report	29

LAZARD GLOBAL REALTY EQUITY PORTFOLIO

			For the Period
Selected data for a share of capital	Year Ended		9/26/11* to
stock outstanding throughout each period	12/31/13	12/31/12	12/31/11
Institutional Shares
Net asset value, beginning of period	$16.98	$12.18	$13.08
Income (loss) from investment operations:
Net investment income (a)	0.30	0.22	0.03
Net realized and unrealized gain (loss)	(0.18)	5.27	0.05

Total from investment operations	0.12	5.49	0.08
Less distributions from:
Net investment income	(0.50)	(0.57)	(0.75)
Net realized gains	(0.96)	(0.12)	(0.23)
Return of capital	(0.15)	—	—

Total distributions	(1.61)	(0.69)	(0.98)

Redemption fees	—	— (b)	—

Net asset value, end of period	$15.49	$16.98	$12.18

Total Return (c)	0.89%	45.14%	0.09%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,320	$2,797	$1,914
Ratios to average net assets (d):
Net expenses	1.22%	1.30%	1.30%
Gross expenses	5.46%	5.84%	17.38%
Net investment income	1.79%	1.50%	0.83%
Portfolio turnover rate	81%	42%	41%

			For the Period			For the Period
Selected data for a share of capital	Year Ended		6/1/11 to	Year Ended		12/31/08** to
stock outstanding throughout each period	12/31/13	12/31/12	12/31/11	5/31/11	5/31/10	5/31/09
Open Shares
Net asset value, beginning of period	$16.97	$12.17	$16.98	$14.54	$15.39	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.25	0.19	0.06	0.16	0.28	0.10
Net realized and unrealized gain (loss)	(0.18)	5.25	(3.89)	3.99	1.40	5.29

Total from investment operations	0.07	5.44	(3.83)	4.15	1.68	5.39
Less distributions from:
Net investment income	(0.45)	(0.52)	(0.75)	(0.55)	(1.51)	—
Net realized gains	(0.96)	(0.12)	(0.23)	(1.16)	(1.05)	—
Return of capital	(0.15)	—	—	—	—	—

Total distributions	(1.56)	(0.64)	(0.98)	(1.71)	(2.56)	—

Redemption fees	— (b)	— (b)	—	— (b)	0.03	—

Net asset value, end of period	$15.48	$16.97	$12.17	$16.98	$14.54	$15.39

Total Return (c)	0.60%	44.81%	-22.98%	29.13%	9.65%	53.90%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,365	$2,209	$667	$1,716	$1,427	$424
Ratios to average net assets (d):
Net expenses	1.54%	1.60%	1.84%	1.96%	2.00%	2.00%
Gross expenses	5.81%	6.13%	16.46%	14.35%	25.27%	116.23%
Net investment income	1.45%	1.25%	0.66%	0.98%	1.71%	1.90%
Portfolio turnover rate	81%	42%	41%	54%	81%	5%

*	The inception date for Institutional Shares was September 26, 2011.
**	The Portfolio commenced operations on December 31, 2008.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

30	Annual Report

LAZARD GLOBAL LISTED INFRASTRUCTURE PORTFOLIO

Selected data for a share of capital	Year Ended				Period Ended
stock outstanding throughout each period	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09*
Institutional Shares
Net asset value, beginning of period	$10.96	$9.78	$10.31	$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.35	0.31	0.33	0.30		— (b)
Net realized and unrealized gain (loss)	2.53	1.43	(0.48)	0.34		—

Total from investment operations	2.88	1.74	(0.15)	0.64		— (b)
Less distributions from:
Net investment income	(0.33)	(0.35)	(0.15)	(0.23)		—
Net realized gains	(0.38)	(0.21)	(0.23)	(0.10)		—

Total distributions	(0.71)	(0.56)	(0.38)	(0.33)		—

Redemption fees	— (b)	— (b)	— (b)	— (b)		—

Net asset value, end of period	$13.13	$10.96	$9.78	$10.31		$10.00

Total Return (c)	26.56%	18.05%	-1.55%	6.63%		0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$641,127	$125,112	$104,439	$115,680		$74
Ratios to average net assets (d):
Net expenses	1.01%	1.14%	1.09%	1.30%		1.30%
Gross expenses	1.01%	1.14%	1.09%	1.35%	1,825.00	%(e)
Net investment income (loss)	2.80%	3.01%	3.15%	3.01%		-1.30%
Portfolio turnover rate	35%	26%	135%	46%		0%

Selected data for a share of capital	Year Ended				Period Ended
stock outstanding throughout each period	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09*
Open Shares
Net asset value, beginning of period	$10.97	$9.78	$10.34	$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.30	0.28	0.28	0.24		— (b)
Net realized and unrealized gain (loss)	2.55	1.42	(0.49)	0.38		—

Total from investment operations	2.85	1.70	(0.21)	0.62		— (b)
Less distributions from:
Net investment income	(0.29)	(0.30)	(0.12)	(0.18)		—
Net realized gains	(0.38)	(0.21)	(0.23)	(0.10)		—

Total distributions	(0.67)	(0.51)	(0.35)	(0.28)		—

Redemption fees	— (b)	— (b)	— (b)	—		—

Net asset value, end of period	$13.15	$10.97	$9.78	$10.34		$10.00

Total Return (c)	26.24%	17.54%	-1.95%	6.28%		0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$41,095	$12,715	$8,359	$118		$50
Ratios to average net assets (d):
Net expenses	1.32%	1.50%	1.60%	1.60%		1.60%
Gross expenses	1.32%	1.50%	1.67%	18.06%	1,825.00	%(e)
Net investment income	2.42%	2.66%	2.81%	2.37%		-1.60%
Portfolio turnover rate	35%	26%	135%	46%		0%

*	The Portfolio commenced operations on December 31, 2009.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
(d)	Annualized for a period of less than one year.
(e)	Gross expense ratio was the result of the Portfolio being in existence for one day during the period ended 12/31/09.

The accompanying notes are an integral part of these financial statements.

Annual Report	31

The Lazard Funds, Inc. Notes to Financial Statements December 31, 2013

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund, which comprise twenty-five no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Mid Cap Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard Global Equity Select Portfolio (commenced investment operations on December 31, 2013), Lazard Global Listed Infrastructure Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio (commenced investment operations on October 31, 2013), Lazard Emerging Markets Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi-Strategy Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard Explorer Total Return Portfolio (commenced investment operations on June 28, 2013), Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio (formerly, Lazard International Realty Equity Portfolio), Lazard US Short Duration Fixed Income Portfolio (formerly, Lazard U.S. Municipal Portfolio), Lazard US Corporate Income Portfolio (formerly, Lazard U.S. High Yield Portfolio), Lazard Global Fixed Income Portfolio, Lazard Multi-Asset Targeted Volatility Portfolio, and Lazard Capital Allocator Opportunistic Strategies Portfolio. All Portfolios, other than the US Equity Concentrated Portfolio, the Emerging Markets Debt Portfolio, the Explorer Total Return Portfolio, the US Realty Equity Portfolio and the Global Realty Equity Portfolio, are operated as “diversified” funds, as defined in the Act. Multi-Asset Targeted Volatility Portfolio had not commenced operations as of December 31, 2013. This report includes only the financial statements of US Realty Income Portfolio, US Realty Equity Portfolio, Global Realty Equity Portfolio, and Global Listed Infrastructure Portfolio (the “Portfolios”). The financial statements of other portfolios are presented separately.

Effective November 29, 2013, the Fund commenced offering R6 Shares. Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus). As of December 31, 2013, no R6 Shares have been issued.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”).

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or

32	Annual Report

reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—

Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily.

The Portfolios may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based upon income earned or capital gains (realized or unrealized). The Portfolios accrue and apply such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Portfolios are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the year ended December 31, 2013, only Global Listed Infrastructure Portfolio traded in forward currency contracts.

(d) Options Transactions—For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options that are traded on US and non-US securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios will not benefit from exercise of an option should the counterparty not perform under

Annual Report	33

the contract. The risk involved in writing an option is that, if the option is exercised, the underlying security or other assets could then be purchased or sold by the Portfolios at a disadvantageous price. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets. When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written.

During the year ended December 31, 2013, transactions in options purchased were as follows:

US Realty Equity Portfolio

Purchased Options	Number of Contracts	Cost
Options outstanding at beginning of year	—	$—
Options purchased	18,305	2,565,593
Options sold	(12,675)	(1,905,893)
Options expired	(4,100)	(369,915)
Options outstanding at end of year	1,530	$289,785

During the year ended December 31, 2013, only US Realty Equity Portfolio traded in options.

(e) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2013, the Portfolios had no unused realized capital losses which, for federal income tax purposes, could be used to offset future realized capital gains.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2013, the following Portfolios elected to defer net capital and foreign currency losses arising between November 1, 2013 and December 31, 2013 as follows:

Portfolio	Amount
US Realty Equity	$508,313
Global Realty Equity	7,594

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2012), or expected to be taken in the Portfolios’ 2013 tax returns.

(f) Dividends and Distributions—Dividends from net investment income, if any, on shares of the Portfolios will be declared and paid annually, except that US Realty Income and Global Listed Infrastructure Portfolios’ dividends from net investment income (if any), will be declared and paid quarterly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies and distributions from real estate investment trusts and partnerships. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

34	Annual Report

The tax character of dividends and distributions paid during the years ended December 31, was as follows:

			Long-Term
	Ordinary Income		Capital Gain
Portfolio	2013	2012	2013	2012
US Realty Income
Institutional	$5,613,865	$3,236,784	$1,949,332	$234,930
Open	9,657,803	1,799,757	3,353,531	130,628
US Realty Equity
Institutional	237,517	86,390	270,300	16,085
Open	2,815,400	1,629,578	3,203,990	303,400
Global Realty Equity*
Institutional	163,195	112,946	141,583	—
Open	109,706	77,927	95,178	—
Global Listed Infrastructure
Institutional	19,700,194	4,836,897	9,217,039	1,355,921
Open	1,219,626	459,502	570,621	128,812

* In 2013, Global Realty Equity Portfolio had return of capital distributions of $55,016.

As of December 31, 2013, the components of distributable earnings, on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation) Including Foreign Currency	Other Temporary Differences
US Realty Income	$—	$523,812	$(14,866,531)	$—
US Realty Equity	—	—	(3,163,063)	—
Global Realty Equity	—	—	11,399	1
Global Listed
Infrastructure	2,890,667	—	60,118,662	(2)

(g) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all the portfolios of the Fund primarily on the basis of relative net assets. A Portfolio accrues distribution and service (12b-1) fees to its Open Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(h) Expense Reductions—The Portfolios’ excess cash in demand deposit accounts, if any, may receive credits that are available to offset custody expenses. The Statements of

Operations report gross custody expenses, and report the amount of any credits separately as an expense reduction.

(i) Redemption Fee—Each Portfolio may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by each Portfolio and are included as paid in capital on its Statement of Assets and Liabilities. The fees are also shown on its Statements of Changes in Net Assets.

(j) Estimates—The preparation of financial statements in conformity with GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate
US Realty Income	0.75%
US Realty Equity	0.80
Global Realty Equity	0.90
Global Listed Infrastructure	0.90

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the Portfolios if annual- ized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Annual Report	35

Portfolio	Institutional Shares	Open Shares
US Realty Income*	1.00%	1.30%
US Realty Equity*	1.05	1.35
Global Realty Equity*	1.15	1.45
Global Listed Infrastructure	1.30	1.60

*	Effective August 15, 2013, the Investment Manager voluntarily agreed to lower the expense limitations by 0.15% for both share classes, to the percentages shown above.

During the year ended December 31, 2013, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed
US Realty Income	$14,864	$—	$24,136	$—
US Realty Equity	9,697	—	37,804	—
Global Realty Equity	32,838	111,541	22,074	73,846

The Fund has entered into an administration agreement with State Street to provide certain administrative services to the Portfolios. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of the $42,500 annual fee for the Global Realty Equity Portfolio until the Portfolio’s net assets reach $25 million. During the year ended December 31, 2013, State Street waived its fees of $18,750 for the Portfolio.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio has commenced operations.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $100,000, (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chairman of $5,000. Such Directors are also reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Compensation is, generally, divided among the Lazard Funds based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2013 were as follows:

Portfolio	Purchases	Sales
US Realty Income	$171,612,554	$148,886,229
US Realty Equity	85,451,262	81,942,206
Global Realty Equity	5,107,485	4,947,188
Global Listed Infrastructure	601,597,122	149,310,967

For the year ended December 31, 2013, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

36	Annual Report

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at the higher of the Federal Funds rate or Overnight LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.10% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the year ended December 31, 2013, the Portfolios had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings Were Outstanding
US Realty Income	$979,338	$5,350,000	1.11%	68
US Realty Equity	652,857	2,310,000	1.11	56
Global Realty Equity	46,379	180,000	1.13	29

*	For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short term maturity and interest rate which fluctuates with LIBOR. The line of credit outstanding as of December 31, 2013 would be categorized at Level 2 (see Note 9).

7. Non-US Securities Investment Risks

The Portfolios invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as exposure to less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars carry the risk that such currencies will decline in value relative to the US dollar and affect the value of these investments held in the Portfolios. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. However, the capital markets in the US and internationally have experienced unprecedented volatility in recent years, causing significant declines in the value and liquidity of many securities. These market conditions may continue to worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to investments denominated in emerging markets currencies.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Annual Report	37

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolios’ investments by each fair value hierarchy level as of December 31, 2013:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2013
US Realty Income Portfolio
Common Stock	$4,025,840	$—	$—	$4,025,840
Preferred Stocks	43,562,449	—	—	43,562,449
Real Estate Investment Trusts	64,538,933	—	—	64,538,933
Total	$112,127,222	$—	$—	$112,127,222
US Realty Equity Portfolio
Assets:
Common Stocks	$1,475,772	$—	$—	$1,475,772
Real Estate Investment Trusts	66,198,232	—	—	66,198,232
Other Financial Instruments*
Purchased Options	260,190	—	—	260,190
Total	$67,934,194	$—	$—	$67,934,194
Global Realty Equity Portfolio
Common Stocks	$2,573,435	$—	$—	$2,573,435
Real Estate Investment Trusts	4,936,690	—	—	4,936,690
Short-Term Investment	27	—	—	27
Total	$7,510,152	$—	$—	$7,510,152
Global Listed Infrastructure Portfolio
Assets:
Common Stocks	$669,066,409	$—	$—	$669,066,409
Short-Term Investment	9,952,214	—	—	9,952,214
Other Financial Instruments*
Forward Currency Contracts	—	841,646	—	841,646
Total	$679,018,623	$841,646	$—	$679,860,269
Liabilities:
Other Financial Instruments*
Forward Currency Contracts	$—	$(3,205,902)	$—	$(3,205,902)

*	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

The forward currency contracts included in Level 2 were valued using quotations provided by an independent pricing service.

In connection with the periodic implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities in the Global Realty Equity and Global Listed Infrastructure Portfolios can transfer from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met. As of December 31, 2013, securities valued at $2,905,746 and $119,544,891 were transferred from Level 2 to Level 1 for the Global Realty Equity and Global Listed Infrastructure Portfolios, respectively. The short-term investments were transferred from Level 2 to Level 1 based on increased reliance on the NAV of an open-end mutual fund as being representative of an active market price. There were no other transfers into or out of Levels 1, 2 or 3 during the year ended December 31, 2013. Transfers between levels are recognized at the beginning of the reporting period.

For further information regarding security characteristics see Portfolios of Investments.

38	Annual Report

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts or options.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

The principal reason for a Portfolio’s writing or purchasing of covered call and put options is to realize, through the receipt of premiums and changes in market value, a greater return than would be realized on the underlying securities alone.

US Realty Equity Portfolio

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of December 31, 2013:

Fair Value
Liability Derivatives
Equity Risk:
Gross unrealized depreciation on purchased options	$29,595

The effect of derivative instruments on its Statement of Operations for the year ended December 31, 2013 was:

Amount
Realized Gain (Loss) on Derivatives Recognized in Income
Equity Risk:
Net realized loss on purchased options	$(36,116)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity Risk:
Net change in unrealized depreciation on purchased options	$(29,595)

Global Listed Infrastructure Portfolio

During the year ended December 31, 2013, the notional amounts of purchases and sales of forward currency contracts were $1,682,427,551 and $2,083,630,777, respectively.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of December 31, 2013:

Fair Value
Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$841,646
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$3,205,902

The effect of derivative instruments on its Statement of Operations for the year ended December 31, 2013 was:

Amount
Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized gain on forward currency contracts	$3,696,950
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(877,094)

See Notes 2(c) and 2(d) and the Portfolios of Investments for additional disclosures about derivative instruments.

US Realty Income and Global Realty Equity Portfolios did not trade in derivatives during the year ended December 31, 2013.

On January 31, 2013, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (“ASU 2013-01”). ASU 2013-01 limits the scope of balance sheet offsetting disclosures, which was originally described in FASB ASU 2011-11, to derivatives, repurchase or reverse repurchase agreements, and securities borrowing or securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement.

As of December 31, 2013, the Global Listed Infrastructure Portfolio holds derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through single payment in the event of default on or termination of any one contract.

Annual Report	39

The required information for the affected Portfolio is presented in the below table, as of December 31, 2013:

Global Listed Infrastructure Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$841,646	$—	$841,646

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Barclays Bank PLC	$1,285	$(1,285)	$—	$—
Canadian Imperial Bank of Commerce	123,196	(123,196)	—	—
Credit Suisse Group AG	89,359	(89,359)	—	—
HSBC Bank USA	290,374	(290,374)	—	—
Mellon Bank NA	337,432	—	—	337,432
Total	$841,646	$(504,214)	$—	$337,432

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$3,205,902	$—	$3,205,902

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Barclays Bank PLC	$705,512	$(1,285)	$—	$704,227
Canadian Imperial Bank of Commerce	410,472	(123,196)	—	287,276
Citibank NA	278,380	—	—	278,380
Credit Suisse Group AG	536,242	(89,359)	—	446,883
HSBC Bank USA	456,640	(290,374)	—	166,266
Royal Bank of Canada	818,656	—	—	818,656
Total	$3,205,902	$(504,214)	$—	$2,701,688

11. Accounting Standards Update

In June 2013, the FASB issued ASU No. 2013-08 Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. This ASU clarifies the characteristics of an investment company, provides comprehensive guidance to determine whether an entity is an investment company and sets certain measurement and disclosure requirements. This ASU is effective for interim and annual periods in the fiscal years that begin after

December 15, 2013. The Investment Manager does not expect that the adoption of this standard will have a material impact on the financial statements.

12. Subsequent Events

Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements and has determined that there are no such subsequent events that require disclosure.

40	Annual Report

The Lazard Funds, Inc. Report of Independent Registered Public Accounting Firm

Anchin, Block & Anchin LLP Accountants & Advisors 1375 Broadway New York, NY 10018 212 840-3456 www.anchin.com

Report of Independent Registered Public Accounting Firm

To The Board of Directors and Shareholders of The Lazard Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard US Realty Income Portfolio (from June 1, 2011), Lazard US Realty Equity Portfolio (from June 1, 2011), Lazard Global Realty Equity Portfolio (formerly known as Lazard International Realty Equity Portfolio; from June 1, 2011) and Lazard Global Listed Infrastructure Portfolio (each individually a “Portfolio”) which are four of the Portfolios constituting The Lazard Funds, Inc. (the “Fund”) as of December 31, 2013 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, except for Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio and Lazard Global Realty Equity Portfolio (collectively the “Realty Portfolios”) for which our audits are for the period from June 1, 2011 to December 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the Realty Portfolios for each of the comparative periods reported through May 31, 2011 were audited by other independent registered public accountants whose report thereon, dated July 27, 2011, expressed an unqualified opinion on them.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights as stated above, excluding the comparative financial highlights for the Realty Portfolios for the periods through May 31, 2011, present fairly, in all material respects, the financial position of each of the Portfolios of The Lazard Funds, Inc. listed above as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

ANCHIN, BLOCK & ANCHIN LLP

New York, New York
February 28, 2014

Annual Report	41

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Kenneth S. Davidson (68)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Balestra Capital, Ltd., an investment manager and adviser, Senior Advisor (July 2012 – present)

Aquiline Holdings LLC, an investment manager, Partner (2006 – June 2012)

Nancy A. Eckl (51)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (59 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Leon M. Pollack (73)	Director (August 2006)	Private Investor

Richard Reiss, Jr. (69)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (66)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Directors(4):

Charles L. Carroll (53)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (53)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director also serves as a Director for each of the Lazard Funds (comprised of, as of January 31, 2014, 31 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors (as defined below) are also board members of Lazard Alternative Strategies 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager.

(3)	“Independent Directors” are not “interested persons” (as defined in the Act) of the Fund.

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

42	Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (41)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (55)	Treasurer (May 2003)	Vice President of the Investment Manager

Brian D. Simon (51)	Chief Compliance Officer (January 2009) and Assistant Secretary (November 2002)	Managing Director (since February 2011, previously Director) of the Investment Manager and Chief Compliance Officer (since January 2009) of the Investment Manager and the Fund

Tamar Goldstein (38)	Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President and Counsel) of the Investment Manager

Cesar A. Trelles (39)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other Lazard Funds.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

Annual Report	43

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2013

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2013:

Of the dividends paid by the Portfolios, the corresponding percentage shown below is qualified dividend income.

Portfolio	Percentage

US Realty Income	—%
US Realty Equity	—
Global Realty Equity	2.49
Global Listed Infrastructure	81.66

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend qualify for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage

US Realty Income	—%
US Realty Equity	—
Global Realty Equity	0.53
Global Listed Infrastructure	7.67

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

44	Annual Report

NOTES

NOTES

NOTES

NOTES

The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com
LZDPS028

Lazard Funds Annual Report

December 31, 2013

Equity Funds

Lazard US Equity Concentrated Portfolio

Lazard US Strategic Equity Portfolio

Lazard US Mid Cap Equity Portfolio

Lazard US Small-Mid Cap Equity Portfolio

Lazard International Equity Portfolio

Lazard International Equity Select Portfolio

Lazard International Strategic Equity Portfolio

Lazard International Small Cap Equity Portfolio

Lazard Global Equity Select Portfolio

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
8	Performance Overviews
16	Information About Your Portfolio’s Expenses
18	Portfolio Holdings Presented by Sector
19	Portfolios of Investments
19	Lazard US Equity Concentrated Portfolio
20	Lazard US Strategic Equity Portfolio
22	Lazard US Mid Cap Equity Portfolio
23	Lazard US Small-Mid Cap Equity Portfolio
25	Lazard International Equity Portfolio
27	Lazard International Equity Select Portfolio
29	Lazard International Strategic Equity Portfolio
31	Lazard International Small Cap Equity Portfolio
33	Lazard Global Equity Select Portfolio
34	Notes to Portfolios of Investments
36	Statements of Assets and Liabilities
40	Statements of Operations
44	Statements of Changes in Net Assets
48	Financial Highlights
57	Notes to Financial Statements
66	Report of Independent Registered Public Accounting Firm
67	Board of Directors and Officers Information
69	Other Information
71	Tax Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain investment objectives, risks, charges, expenses and other information about Portfolios of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report	1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

The year 2013 was one of many contrasts. Some records were set, with US equities reaching new highs, while US bond returns were negative for the first time in more than a decade. Equities globally made good headway, led by a surge in developed-market stocks, which significantly outpaced their emerging-market counterparts during the year. Markets in the United States, Japan, and Europe did well, with returns in the low double digits fueled by accommodative central bank policy and signs of healing in their respective economies.

Bond markets were subdued in comparison to a strong 2012, amid expectations of higher long-term interest rates. Meanwhile, emerging markets equity and debt weakened over concerns about widening current account deficits in the developing world. From a global perspective, corporate profitability and balance sheets remain strong and we anticipate that the operating back-drop for companies will continue to improve.

We are also pleased to inform you of a change to the format of the Lazard Funds’ annual and semiannual reports. Beginning this year-end, we will be reporting on the Lazard Funds through a set of five reports grouped by asset class. This allows us to increase ease of access to fund information for our shareholders and reduce production costs.

As always, at Lazard Asset Management, we remain focused on active management and are committed to leveraging our strengths to help you, a valued shareholder in Lazard Funds, achieve your financial goals. We appreciate your continued confidence in our investment management capabilities, and feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2	Annual Report

The Lazard Funds, Inc. Investment Overviews

US Equities

Markets rallied during 2013 due to ongoing accommodative global monetary policy, encouraging, albeit slow progress in the US economic recovery, and signs of stabilization in Europe and China. During the period, US markets met and exceeded highs last seen in 2007 despite ongoing political uncertainty, as house prices continued to rebound, household assets and net worth rose, and federal fiscal deficits declined. The market grew increasingly volatile toward the end of May amid uncertainty over US monetary policy. US Treasury yields rose and equity markets declined globally after US Federal Reserve (the Fed) Chairman Ben Bernanke suggested late in the second quarter that the Fed may start to scale back on its bond purchases. However, investors ultimately cheered the Fed’s December announcement that it would reduce its monthly bond purchases by $10 billion, as the decision underscored Fed officials’ belief that the country’s economic recovery was sustainable.

International Equities

The 12-month period ended December 31, 2013 was one of strong returns among most developed international equity markets. Accommodative monetary policies in the United States, Europe, and Japan led many markets higher. In Europe, the European Central Bank’s stimulative monetary policy combined with moderating fiscal austerity, and resulted in the euro zone expanding during the second quarter—a reversal after six quarters of contraction. In the second half of the year, the region showed continued signs of recovery as economic data improved. During the first half of the year, Japanese equity markets rose as the Bank of Japan’s unprecedented monetary easing through asset purchases took hold, and there were indications that deflation might be coming to an end. During the second half of 2013, Japan’s parliamentary election proved to be a positive referendum on Prime Minister Shinzō — Abe’s policies, as his party gained additional support for its structural reforms. In the United States, the Fed responded to improving economic data and announced in December that it would reduce its bond-purchasing program starting in January 2014, impacting emerging-market funding rates. Emerging markets declined on the year as the cost of borrowing in US dollars rose. China announced steps to help foster growth domestically, after data points throughout the year showed consumption, production, and retail spending were slowing after years of rapid expansion.

Lazard US Equity Concentrated Portfolio

For the year ended December 31, 2013, the Lazard US Equity Concentrated Portfolio’s Institutional Shares posted a total return of 29.59%, while Open Shares posted a total return of 29.21%, as compared with the 32.39% return for the S&P 500® Index.

Stock selection in the information technology sector contributed to performance. Shares of Apple rose after it was purchased in April as the company reported strong earnings, which showed stabilization in key metrics. Stock selection and an overweight position in the consumer discretionary sector also helped returns. Shares of Advance Auto Parts rose after the company announced in October that it would be acquiring General Parts International for $2 billion, making it the largest aftermarket auto parts provider in North America.

In contrast, stock selection in the financials sector detracted from performance. Shares of real estate investment trusts (REITs) Lexington Realty Trust and Vornado Realty Trust lagged along with REIT peers as the asset class was negatively impacted by the prospect of a rising-rate environment in the United States. Vornado was sold in June as the portfolio management team believed other opportunities offered better risk-reward profiles. Stock selection in the health care sector also hurt returns. Shares of medical device and drug maker Baxter International lagged peers after the company reported quarterly results. While earnings were broadly in line with estimates, revenues were lighter than expected. Some investors were also concerned about competition and potential market share loss for the company in the hemophilia space.

Lazard US Strategic Equity Portfolio

For the year ended December 31, 2013, the Lazard US Strategic Equity Portfolio’s Institutional Shares posted a total return of 28.38%, while Open Shares posted a total return of 28.04%, as compared with the 32.39% return for the S&P 500 Index.

A lack of exposure to utilities helped relative performance, as the sector was among the worst performers in the benchmark during the year. Stock selection and an underweight position in the consumer staples sector also helped returns. Shares of pharmacy health care provider CVS Caremark rose after the company reported solid quarterly earnings, driven broadly by strength in its Pharmacy Benefit Management and Pharmacy businesses.

Annual Report	3

In contrast, stock selection in the energy sector detracted from performance. Shares of offshore drilling contractor Transocean fell amid concerns over deteriorating pricing in its lower-quality rigs. Stock selection in the materials sector also hurt returns. Shares of metallurgical coal producer Walter Energy fell due to uncertainty in global steel markets. We sold our position in June as the portfolio management team believed other opportunities offered better risk-reward profiles.

Lazard US Mid Cap Equity Portfolio

For the year ended December 31, 2013, the Lazard US Mid Cap Equity Portfolio’s Institutional Shares posted a total return of 32.95%, while Open Shares posted a total return of 32.59%, as compared with the 34.76% return for the Russell Midcap® Index.

Stock selection in the financials sector contributed to performance. Shares of exchange operator IntercontinentalExchange Group rose after the company announced that it had completed its acquisition of NYSE Euronext and management issued guidance for the newly combined company that exceeded expectations in the fourth quarter. Also in the financials sector, shares of diversified financial services provider Ameriprise Financial rose after the company reported strong quarterly results, driven broadly by solid performance in its Advice and Wealth Management businesses. We sold our position in the fourth quarter as the stock approached our price target. Stock selection and an underweight position in the utilities sector also helped returns. Shares of wind energy provider Pattern Energy Group rose as several sell-side firms initiated coverage with favorable ratings on the stock, following its initial public offering in late September. The company also announced the acquisition of two wind projects in December, which are expected to go into operation in late 2014. We sold our position in the fourth quarter as the stock approached our price target.

In contrast, stock selection in the industrials sector detracted from performance. Shares of mining equipment maker Joy Global lagged along with peers as slowing economic conditions and depressed commodities prices caused investor concerns. Shares of waste management company Republic Services lagged as investors were concerned about a weak pricing environment in the industry. We sold our position in the fourth quarter as the portfolio management team believed other opportunities offered better risk-reward profiles. Stock selection in the consumer discretionary sector also hurt returns. Shares of clothing and apparel retailer American Eagle Outfitters fell after the company issued cautious guidance, citing a slow consumer demand environment and continued declines in customer traffic. We sold our position in the third quarter as the portfolio management team believed other opportunities offered better risk-reward profiles.

Lazard US Small-Mid Cap Equity Portfolio

For the year ended December 31, 2013, the Lazard US Small-Mid Cap Equity Portfolio’s Institutional Shares posted a total return of 35.81%, while Open Shares posted a total return of 35.47%, as compared with the 36.80% return for the Russell 2500® Index.

For the year, stock selection in the industrials and health care sectors detracted from performance, while stock selection in the materials and financials sectors helped returns.

II-VI, a manufacturer of optical and optoelectronic devices for various uses, hurt performance in the industrials sector after it missed earnings expectations and cut guidance for fiscal 2013. We exited the position in II-VI in April. ACCO Brands, a manufacturer of office products, also posted weaker-than-expected quarterly earnings and detracted from returns. Holdings in Hub Group, a provider of intermodal, truck brokerage, and transportation logistics services, and Regal-Beloit, which manufactures motion, torque, and electrical products, also detracted from the Portfolio’s returns. Both positions were sold during the year.

The underperformance in the health care sector was mainly due to a position in Ariad Pharmaceuticals, a creator and developer of cancer medications. Shares of the company fell sharply after the US Food and Drug Administration temporarily suspended sales of its only drug, Iclusig, which was used by patients with certain types of leukemia. The position was sold on this news. Haemonetics, a designer and manufacturer of automated blood processing systems, also detracted from returns in the sector after it announced disappointing earnings and guidance in July. Additionally, the Portfolio was hurt by what it did not own in the health care sector, as the biotechnology industry performed very well during the year. We hold an underweight exposure to biotechnology, as many companies in the industry are micro cap and fundamentally do not often meet our investment criteria.

4	Annual Report

U.S. Silica Holdings, a producer of commercial silica used for fracking, outperformed in the materials sector. Shares of the company rallied due to a better-than-expected fourth-quarter 2012 and third-quarter 2013 earnings and after management provided solid guidance for 2013 and 2014. Another contributor in the materials sector was finisherstone manufacturer CaesarStone Sdot-Yam. Shares of the company rose after it solidly beat analysts’ earnings expectations for the second quarter and raised its guidance for the year. We exited the position in CaesarStone as it approached our valuation expectations.

Several positions in the financials sector helped performance for the year. American Equity Investment Life Holding, an underwriter of index and fixed-rate annuities, outperformed in the financials sector. Investors welcomed the news that the company had resumed plans for a bond sale in July—which were previously placed on hold when US interest rates spiked—and had also increased value of sale significantly. Shares of the company also rallied on stronger-than-expected third-quarter earnings results. Waddell & Reed Financial, an investment advisor, underwriter, and distributor for a family of mutual funds, added to returns after it reported better-than-expected quarterly revenues and earnings in October, as well as strong inflows to their funds. Shares of PacWest Bancorp, a provider of commercial banking services focused in California, also rose after announcing strong quarterly earnings in October.

Lazard International Equity Portfolio

For the year ended December 31, 2013, the Lazard International Equity Portfolio’s Institutional Shares posted a total return of 20.84%, while Open Shares posted a total return of 20.55%, as compared with the 22.78% return for the Morgan Stanley Capital International (MSCI®) EAFE® (Europe, Australasia, Far East) Index (the “EAFE Index”).

A below-benchmark weight and stock selection in the outperforming telecom services sector hurt the Portfolio. The Portfolio was also negatively impacted by the energy sector, as shares of seismic surveyors CGG (sold during the period) and Petroleum Geo-Services (PGS) declined following disappointing results. Additionally, French energy services provider Technip (also sold) detracted from overall returns after the company reported lower margins. Lastly, exposure to, and stock selection in, South Korea, the Philippines, and Turkey detracted from returns during the year.

In contrast, the strongest performers in the consumer discretionary sector were French auto parts supplier Valeo, amid the continued recovery in automobile sales, and German media company RTL Group. In the financials sector, British insurer Prudential was additive to returns amid continued strong growth in its Asian unit. Stock selection as well as a significant below-benchmark exposure to the materials sector was also additive to returns.

Lazard International Equity Select Portfolio

For the year ended December 31, 2013, the Lazard International Equity Select Portfolio’s Institutional Shares posted a total return of 14.93%, while Open Shares posted a total return of 14.48%, as compared with the 15.29% return for the MSCI ACWI® ex-US (All Country World ex-US) Index.

Stock selection in the telecom services and energy sectors hurt the Portfolio. Shares of seismic surveyor PGS declined due to disappointing results, while shares of Turkish mobile provider Turkcell Iletisim Hizmetleri declined amid the unstable political environment and a weaker currency. Stock selection in the industrials sector detracted from returns as both Komatsu and Koc Holding underperformed.

Driven by stock selection, the financials sector helped performance, as one of the Portfolio’s strongest performers was British insurer Prudential amid continued strong growth in its Asian unit. In addition, British financial services company Lloyds Banking Group benefited from continued strong results that highlighted a decline in loan write-downs. Within the consumer discretionary sector, Macau casino operator Sands China performed well following results that highlighted consistent strong demand, while French auto parts supplier Valeo benefited from the continued recovery in automobile sales. Stock selection in, as well as a significant below-benchmark exposure to, the materials sector was also additive to returns.

Lazard International Strategic Equity Portfolio

For the year ended December 31, 2013, the Lazard International Strategic Equity Portfolio’s Institutional Shares posted a total return of 25.02%, while Open Shares posted a total return of 24.73%, as compared with the 22.78% return for the EAFE Index.

In the materials sector, strong profits from Amcor, James Hardie Industries, and Symrise contrasted with declining returns for mining companies. International Consolidated Air-

Annual Report	5

lines Group benefited from a more rational European airline industry, and Airbus Group continued to sell planes to Asian airlines while finally improving its profitability. The biggest contributor to performance was the consumer discretionary sector, driven by a mixture of improving sentiment toward domestic economies and strong results from Valeo, Sands China, Sky Deutschland, and Don Quijote Holdings. In the consumer staples sector, Associated British Foods had its discount retailer Primark materially re-valued by the market. In the financials sector, shares of Lloyds Banking Group rose with the improving UK economy, Sampo continued to exhibit its usual high degree of focus on shareholder returns, and Prudential had strong sales and profitability from its key Asian insurance operations.

The key drag on performance was the Portfolio’s exposure to emerging markets companies. While Philippine consumer conglomerate Alliance Global Group reported strong results, its peer LT Group was hurt by fierce competition in the tobacco and spirits sectors, and a falling rand hurt US dollar returns for holdings in South Africa. However, the main disappointment was the sharp, macro-induced fall of emerging-market financial stocks—namely, real estate agent LPS Brasil Consultoria de Imoveis in Brazil, Bank Mandiri in Indonesia, Security Bank in the Philippines, Kasikornbank in Thailand, and Turkiye Halk Bankasi in Turkey. The position in Bank Mandiri was sold during the period. Elsewhere, stock selection in the energy sector was weak all year as Technip, CGG, and Tullow Oil all reported disappointing results despite a resilient commodity price, and Caltex Australia was hurt by the falling Australian dollar. Positions in Technip and CGG were exited during the year. Getinge reported weak profits twice, and was sold during the period. In addition, the Portfolio was negatively affected by its low exposure to the strong telecom services sector.

Lazard International Small Cap Equity Portfolio

For the year ended December 31, 2013, the Lazard International Small Cap Equity Portfolio’s Institutional Shares posted a total return of 30.20%, while Open Shares posted a total return of 29.65%, as compared with the 29.30% return for the MSCI EAFE Small Cap® Index.

From a sector perspective, stock selection in the industrials, financials, and consumer staples aided performance, while the energy, telecom services, and information technology sectors detracted from returns. On a regional basis, continental Europe and the United Kingdom aided Portfolio returns, while the emerging markets underperformed.

Biostime International Holdings, a China-based manufacturer of baby formula, was a top contributor during the period. Within China, sales of high-end baby formula continued to grow due to strong demand from rising incomes and health consciousness. The company delivered a strong set of results and an impressive dividend payout. We sold our position in the company as we believed the stock was fully valued.

Azimut Holding, an Italian-based asset manager, was another strong contributor during the period aided by the strong market conditions and advances in asset collection. This well-managed company has been able to innovate with new products over the years and provides an entrepreneurial culture which allows the company to retain its talent.

PGS, an oilfield service company primarily involved in geophysical and floating production services, detracted from performance during the period. The company provides a range of seismic and reservoir services and operates worldwide. The year proved difficult for PGS as seismic rates softened with the decline in oil prices and limited free-cash flow for the oil companies.

Ain Pharmaciez, an operator of dispensing pharmacies in Japan, also detracted from performance during the year. The Japanese market is highly fragmented with Ain possessing the largest market share at only 2%. The company’s profits slowed after recent government mandated drug price cuts. The government continues to focus on lowering medical costs and related measures that will reduce the competitiveness of smaller and weaker chains.

6	Annual Report

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios may have been waived or reimbursed by Lazard Asset Management LLC, the Portfolio’s investment manager (the “Investment Manager”); without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2013; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in each Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of each Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

Annual Report	7

The Lazard Funds, Inc. Performance Overviews

Lazard US Equity Concentrated Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Equity Concentrated Portfolio, S&P 500® Index and Russell 1000 Value/S&P 500 Linked Index*

Average Annual Total Returns*

Periods Ended December 31, 2013

	One	Five	Since
	Year	Years	Inception†
Institutional Shares**	29.59%	15.83%	6.66%
Open Shares**	29.21%	15.49%	6.36%
S&P 500 Index	32.39%	17.94%	7.33%
Russell 1000 Value/S&P 500 Linked Index	32.39%	15.92%	6.13%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street Bank and Trust Company, the Fund’s Administrator (“State Street”); without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard U.S. Equity Value Portfolio. As of May 31, 2012, the Portfolio changed its name to Lazard U.S. Equity Concentrated Portfolio and changed its investment strategy to invest in primarily equity securities, principally common stocks, of US companies of any market capitalization. The Portfolio has a concentrated portfolio of investments, typically investing in 15 to 35 companies with market capitalizations generally greater than $350 million.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The Russell 1000 Value/S&P 500 Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the Russell 1000® Value Index for all periods through May 30, 2012 and the S&P 500 Index for all periods thereafter. The Russell 1000 Value Index measures the performance of those Russell 1000 companies (the 1,000 largest companies in the Russell 3000® Index, which consists of the 3,000 largest US companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was September 30, 2005.

8	Annual Report

Lazard US Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Strategic Equity Portfolio and S&P 500 Index*

Average Annual Total Returns*

Periods Ended December 31, 2013

	One	Five	Since
	Year	Years	Inception†
Institutional Shares**	28.38%	16.72%	6.28%
Open Shares**	28.04%	16.37%	5.97%
S&P 500 Index	32.39%	17.94%	7.00%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 30, 2004.

Annual Report	9

Lazard US Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Mid Cap Equity Portfolio and Russell Midcap® Index*

Average Annual Total Returns*

Years Ended December 31, 2013

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	32.95%	17.81%	7.82%
Open Shares**	32.59%	17.51%	7.52%
Russell Midcap Index	34.76%	22.36%	10.22%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index (which consists of the 1,000 largest US companies by capitalization). The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

10	Annual Report

Lazard US Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Small-Mid Cap Equity Portfolio, Russell 2500® Index and Russell 2000/2500 Linked Index*

Average Annual Total Returns*

Years Ended December 31, 2013

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	35.81%	22.14%	8.91%
Open Shares**	35.47%	21.76%	8.57%
Russell 2500 Index	36.80%	21.77%	9.81%
Russell 2000/2500 Linked Index	36.80%	21.77%	9.55%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard U.S. Small Cap Equity Portfolio. As of August 25, 2008, the Portfolio changed its name to Lazard U.S. Small-Mid Cap Equity Portfolio and changed its investment strategy to invest in equity securities of small-mid cap US companies.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Russell 2500 Index is comprised of the 2,500 smallest US companies included in the Russell 3000 Index (which consists of the 3,000 largest US companies by capitalization). The Russell 2000/2500 Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the Russell 2000® Index for all periods through August 24, 2008 and the Russell 2500 Index for all periods thereafter. The Russell 2000 Index is comprised of the 2,000 smallest US companies included in the Russell 3000 Index. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

Annual Report	11

Lazard International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Portfolio and EAFE Index*

Average Annual Total Returns*

Years Ended December 31, 2013

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	20.84%	13.23%	7.39%
Open Shares**	20.55%	12.91%	7.07%
EAFE Index	22.78%	12.44%	6.91%

*	All returns reflect reinvestment of all dividends and distributions, if any.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

12	Annual Report

Lazard International Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Select Portfolio, MSCI ACWI® ex-US Index and MSCI EAFE/ACWI ex-US Linked Index*

Average Annual Total Returns*

Years Ended December 31, 2013

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	14.93%	11.22%	5.91%
Open Shares**	14.48%	10.89%	5.59%
MSCI ACWI ex-US Index	15.29%	12.81%	7.57%
MSCI EAFE/ACWI ex-US Linked Index	15.29%	10.68%	6.07%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI ACWI ex-US Index is a free floated-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI EAFE/ACWI ex-US Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the EAFE Index for all periods through June 30, 2010 and the MSCI ACWI ex-US Index for all periods thereafter. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

Annual Report	13

Lazard International Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Strategic Equity Portfolio and EAFE Index*

Average Annual Total Returns*

Periods Ended December 31, 2013

	Institutional Shares			Open Shares
	One	Five	Since	One	Five	Since
	Year	Years	Inception†	Year	Years	Inception†
International Strategic Equity Portfolio**	25.02%	15.59%	8.20%	24.73%	15.27%	6.23%
EAFE Index	22.78%	12.44%	5.36%	22.78%	12.44%	3.83%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was October 31, 2005 and for Open Shares was February 3, 2006.

14	Annual Report

Lazard International Small Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Small Cap Equity Portfolio and MSCI EAFE Small Cap® Index*

Average Annual Total Returns*

Years Ended December 31, 2013

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	30.20%	18.65%	7.99%
Open Shares**	29.65%	18.31%	7.69%
MSCI EAFE Small Cap Index	29.30%	18.50%	9.48%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Small Cap Index is an arithmetic, market value-weighted average of the performance of securities of small cap companies listed on the stock exchanges of EAFE Index countries. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

Annual Report	15

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2013 through December 31, 2013 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Portfolio	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13	Annualized Expense Ratio During Period 7/1/13 - 12/31/13

US Equity Concentrated
Institutional Shares
Actual	$1,000.00	$1,136.70	$4.62	0.86%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.88	$4.37	0.86%
Open Shares
Actual	$1,000.00	$1,135.00	$6.73	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	$6.36	1.25%

US Strategic Equity
Institutional Shares
Actual	$1,000.00	$1,143.50	$4.05	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Open Shares
Actual	$1,000.00	$1,141.90	$5.67	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35	1.05%

16	Annual Report

Portfolio	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13	Annualized Expense Ratio During Period 7/1/13 - 12/31/13

US Mid Cap Equity
Institutional Shares
Actual	$1,000.00	$1,160.80	$5.72	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35	1.05%
Open Shares
Actual	$1,000.00	$1,158.90	$7.35	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.87	1.35%

US Small-Mid Cap Equity
Institutional Shares
Actual	$1,000.00	$1,185.10	$4.72	0.86%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.89	$4.36	0.86%
Open Shares
Actual	$1,000.00	$1,183.30	$6.60	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$6.10	1.20%

International Equity
Institutional Shares
Actual	$1,000.00	$1,175.00	$5.13	0.94%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.49	$4.77	0.94%
Open Shares
Actual	$1,000.00	$1,174.10	$6.68	1.22%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.06	$6.20	1.22%

International Equity Select
Institutional Shares
Actual	$1,000.00	$1,140.00	$6.20	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85	1.15%
Open Shares
Actual	$1,000.00	$1,138.10	$7.81	1.45%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.90	$7.38	1.45%

International Strategic Equity
Institutional Shares
Actual	$1,000.00	$1,166.60	$4.88	0.89%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.70	$4.55	0.89%
Open Shares
Actual	$1,000.00	$1,165.30	$6.10	1.12%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.57	$5.69	1.12%

International Small Cap Equity
Institutional Shares
Actual	$1,000.00	$1,205.70	$6.28	1.13%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.51	$5.75	1.13%
Open Shares
Actual	$1,000.00	$1,202.50	$7.94	1.43%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.00	$7.27	1.43%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Annual Report	17

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector December 31, 2013

Sector*	Lazard US Equity Concentrated Portfolio	Lazard US Strategic Equity Portfolio	Lazard US Mid Cap Equity Portfolio	Lazard US Small-Mid Cap Equity Portfolio	Lazard International Equity Portfolio
Consumer Discretionary	26.3%	14.2%	27.8%	16.7%	18.0%
Consumer Staples	9.3	8.7	8.6	2.7	11.6
Energy	5.6	11.5	5.0	5.3	7.2
Financials	1.9	15.9	7.6	18.9	21.5
Health Care	28.9	17.8	15.6	7.5	11.7
Industrials	4.9	7.0	11.6	17.0	13.3
Information Technology	8.6	18.5	7.1	16.7	3.5
Materials	4.5	4.1	13.7	9.0	3.2
Telecommunication Services	—	1.0	—	—	2.8
Utilities	—	—	—	2.9	1.9
Short-Term Investments	10.0	1.3	3.0	3.3	5.3
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Equity Portfolio	Lazard Global Equity Select Portfolio
Consumer Discretionary	14.2%	22.2%	19.1%	9.8%
Consumer Staples	12.1	13.1	3.1	8.4
Energy	6.0	3.6	3.9	11.2
Financials	19.9	19.9	23.0	14.5
Health Care	11.8	9.9	9.6	13.4
Industrials	12.9	13.7	16.2	14.0
Information Technology	10.0	—	12.4	21.5
Materials	3.4	9.3	5.7	4.1
Telecommunication Services	4.8	1.4	1.9	3.1
Utilities	1.5	1.1	1.0	—
Short-Term Investments	3.4	5.8	4.1	—
Total Investments	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

18	Annual Report

The Lazard Funds, Inc. Portfolios of Investments December 31, 2013

Description	Shares	Value

Lazard US Equity Concentrated Portfolio

Common Stocks | 89.7%

Alcohol & Tobacco | 9.3%
Molson Coors Brewing Co., Class B	379,877	$21,330,093

Commercial Services | 2.6%
LifeLock, Inc. (a)	358,110	5,876,585

Energy Services | 5.6%
Transocean, Ltd.	261,710	12,933,708

Health Services | 3.8%
Magellan Health Services, Inc. (a)	146,445	8,773,520

Leisure & Entertainment | 10.0%
Expedia, Inc.	89,160	6,210,886
Houghton Mifflin Harcourt Co.	217,850	3,694,736
Viacom, Inc., Class B	150,000	13,101,000
		23,006,622
Manufacturing | 4.8%
Tyco International, Ltd.	271,515	11,142,976

Medical Products | 12.0%
Baxter International, Inc.	161,550	11,235,802
CareFusion Corp. (a)	230,940	9,196,031
McKesson Corp.	44,525	7,186,335
		27,618,168
Metals & Mining | 4.5%
Silver Wheaton Corp.	190,595	3,848,113
U.S. Silica Holdings, Inc.	191,421	6,529,370
		10,377,483
Description	Shares	Value

Pharmaceutical & Biotechnology | 13.0%
Pfizer, Inc.	395,727	$12,121,118
Zoetis, Inc.	547,836	17,908,759
		30,029,877
Real Estate | 1.9%
Lexington Realty Trust REIT	427,130	4,360,997

Retail | 13.7%
Advance Auto Parts, Inc.	219,623	24,307,874
American Eagle Outfitters, Inc.	326,270	4,698,288
J.C. Penney Co., Inc. (a)	288,380	2,638,677
		31,644,839
Technology Hardware | 8.5%
Apple, Inc.	12,330	6,918,486
Cisco Systems, Inc.	569,235	12,779,326
		19,697,812
Total Common Stocks (Identified cost $182,223,320)		206,792,680

Short-Term Investment | 10.0%
State Street Institutional Treasury Money Market Fund (Identified cost $23,087,206)	23,087,206	23,087,206

Total Investments | 99.7% (Identified cost $205,310,526) (b)		$229,879,886

Cash and Other Assets in Excess of Liabilities | 0.3%		779,078

Net Assets | 100.0%		$230,658,964

The accompanying notes are an integral part of these financial statements.

Annual Report	19

Description	Shares	Value

Lazard US Strategic Equity Portfolio

Common Stocks | 98.8%

Alcohol & Tobacco | 4.6%
Molson Coors Brewing Co., Class B	101,845	$5,718,597

Banking | 3.1%
Bank of America Corp.	145,000	2,257,650
Regions Financial Corp.	162,125	1,603,416
		3,861,066
Cable Television | 1.9%
Comcast Corp., Class A	47,875	2,388,005

Chemicals | 2.1%
Eastman Chemical Co.	32,355	2,611,048

Commercial Services | 3.2%
Clean Harbors, Inc. (a)	11,750	704,530
Corrections Corp. of America	65,055	2,086,314
Republic Services, Inc.	33,900	1,125,480
		3,916,324
Computer Software | 2.2%
Check Point Software Technologies, Ltd. (a)	21,300	1,374,276
Microsoft Corp.	34,800	1,302,564
		2,676,840
Energy Exploration & Production | 3.6%
Apache Corp.	26,625	2,288,152
Devon Energy Corp.	35,025	2,166,997
		4,455,149
Energy Integrated | 3.6%
Chevron Corp.	14,150	1,767,476
Consol Energy, Inc.	72,425	2,755,047
		4,522,523
Energy Services | 4.3%
HollyFrontier Corp.	31,800	1,580,142
Transocean, Ltd.	75,035	3,708,230
		5,288,372
Financial Services | 9.0%
American Express Co.	31,750	2,880,678
Citigroup, Inc.	69,350	3,613,828
IntercontinentalExchange Group, Inc.	7,700	1,731,884
Morgan Stanley	40,175	1,259,888
Visa, Inc., Class A	7,500	1,670,100
		11,156,378
Description	Shares	Value

Food & Beverages | 1.5%
Sysco Corp.	49,590	$1,790,199

Forest & Paper Products | 1.0%
International Paper Co.	25,300	1,240,459

Health Services | 1.0%
UnitedHealth Group, Inc.	15,975	1,202,918

Insurance | 1.5%
The Hartford Financial Services Group, Inc.	52,375	1,897,546

Leisure & Entertainment | 4.7%
Expedia, Inc.	20,595	1,434,648
Viacom, Inc., Class B	50,800	4,436,872
		5,871,520
Manufacturing | 6.1%
Carpenter Technology Corp.	10,420	648,124
Caterpillar, Inc.	6,900	626,589
Honeywell International, Inc.	16,968	1,550,366
Joy Global, Inc.	10,800	631,692
Terex Corp.	31,000	1,301,690
Tyco International, Ltd.	68,075	2,793,798
		7,552,259
Medical Products | 7.4%
Baxter International, Inc.	53,825	3,743,529
CareFusion Corp. (a)	77,125	3,071,117
McKesson Corp.	14,780	2,385,492
		9,200,138
Metals & Mining | 0.5%
U.S. Silica Holdings, Inc.	18,875	643,826

Pharmaceutical & Biotechnology | 9.4%
Gilead Sciences, Inc. (a)	36,525	2,744,854
Pfizer, Inc.	135,719	4,157,073
Zoetis, Inc.	146,319	4,783,168
		11,685,095
Real Estate | 1.9%
Lexington Realty Trust REIT	92,900	948,509
Vornado Realty Trust	15,750	1,398,443
		2,346,952

The accompanying notes are an integral part of these financial statements.

20	Annual Report

Description	Shares	Value

Lazard US Strategic Equity Portfolio (concluded)

Retail | 10.2%
Advance Auto Parts, Inc.	47,275	$5,232,397
American Eagle Outfitters, Inc.	99,555	1,433,592
AutoZone, Inc. (a)	1,366	652,866
CVS Caremark Corp.	28,925	2,070,162
J.C. Penney Co., Inc. (a)	51,700	473,055
Kohl’s Corp.	3,700	209,975
Macy’s, Inc.	25,225	1,347,015
Wal-Mart Stores, Inc.	15,405	1,212,220
		12,631,282
Semiconductors & Components | 1.9%
Intel Corp.	49,325	1,280,477
Texas Instruments, Inc.	25,450	1,117,509
		2,397,986
Technology | 2.1%
Citrix Systems, Inc. (a)	13,000	822,250
Google, Inc., Class A (a)	1,525	1,709,083
		2,531,333
Technology Hardware | 11.0%
Apple, Inc.	6,395	3,588,298
Cisco Systems, Inc.	189,680	4,258,316
EMC Corp.	105,750	2,659,612
Hewlett-Packard Co.	23,375	654,033
Qualcomm, Inc.	33,750	2,505,938
		13,666,197
Description	Shares	Value

Telecommunications | 1.0%
CenturyLink, Inc.	38,400	$1,223,040

Total Common Stocks (Identified cost $102,593,509)		122,475,052

Preferred Stock | 0.0%

Automotive | 0.0%
Better Place, Inc., Series B (Identified cost $453,501) (a), (c)	181,401	0

Short-Term Investment | 1.3%
State Street Institutional Treasury Money Market Fund (Identified cost $1,584,648)	1,584,648	1,584,648

Total Investments | 100.1% (Identified cost $104,631,658) (b)		$124,059,700

Liabilities in Excess of Cash and Other Assets | (0.1)%		(86,486)

Net Assets | 100.0%		$123,973,214

The accompanying notes are an integral part of these financial statements.

Annual Report	21

Description	Shares	Value

Lazard US Mid Cap Equity Portfolio

Common Stocks | 89.2%

Alcohol & Tobacco | 7.9%
Molson Coors Brewing Co., Class B	63,925	$3,589,389

Chemicals | 4.6%
Eastman Chemical Co.	25,725	2,076,008

Commercial Services | 5.7%
CoreLogic, Inc. (a)	60,400	2,146,012
LifeLock, Inc. (a)	26,900	441,429
		2,587,441
Computer Software | 1.8%
Web.com Group, Inc. (a)	25,300	804,287

Energy Services | 4.6%
Transocean, Ltd.	42,200	2,085,524

Financial Services | 4.5%
IntercontinentalExchange Group, Inc.	9,025	2,029,903

Forest & Paper Products | 5.0%
Crown Holdings, Inc. (a)	50,900	2,268,613

Health Services | 4.4%
Magellan Health Services, Inc. (a)	33,700	2,018,967

Insurance | 2.5%
The Hartford Financial Services Group, Inc.	31,375	1,136,716

Leisure & Entertainment | 4.8%
Expedia, Inc.	31,100	2,166,426

Manufacturing | 8.9%
Joy Global, Inc.	31,350	1,833,661
Tyco International, Ltd.	54,175	2,223,342
		4,057,003
Medical Products | 4.7%
CareFusion Corp. (a)	53,775	2,141,320
Description	Shares	Value

Metals & Mining | 3.0%
U.S. Silica Holdings, Inc.	40,225	$1,372,075

Pharmaceutical & Biotechnology | 5.2%
Zoetis, Inc.	72,725	2,377,380

Retail | 19.9%
Advance Auto Parts, Inc.	30,160	3,338,109
Foot Locker, Inc.	54,400	2,254,336
Kohl’s Corp.	9,300	527,775
Macy’s, Inc.	38,875	2,075,925
Ross Stores, Inc.	10,875	814,864
		9,011,009
Transportation | 1.7%
XPO Logistics, Inc. (a)	29,400	772,927

Total Common Stocks (Identified cost $38,219,763)		40,494,988

Preferred Stock | 0.0%

Automotive | 0.0%
Better Place, Inc., Series B (Identified cost $1,307,499) (a), (c)	523,000	0

Short-Term Investment | 2.8%
State Street Institutional Treasury Money Market Fund (Identified cost $1,260,548)	1,260,548	1,260,548

Total Investments | 92.0% (Identified cost $40,787,810) (b)		$41,755,536

Cash and Other Assets in Excess of Liabilities | 8.0%		3,618,120

Net Assets | 100.0%		$45,373,656

The accompanying notes are an integral part of these financial statements.

22	Annual Report

Description	Shares	Value

Lazard US Small-Mid Cap Equity Portfolio

Common Stocks | 96.6%

Aerospace & Defense | 1.1%
B/E Aerospace, Inc. (a)	45,250	$3,938,108

Alcohol & Tobacco | 1.7%
Molson Coors Brewing Co., Class B	112,850	6,336,528

Automotive | 1.8%
Modine Manufacturing Co. (a)	203,195	2,604,960
Tenneco, Inc. (a)	72,835	4,120,276
		6,725,236
Banking | 5.7%
East West Bancorp, Inc.	152,890	5,346,563
PacWest Bancorp	177,411	7,490,292
Signature Bank (a)	37,045	3,979,374
Wintrust Financial Corp.	91,173	4,204,899
		21,021,128
Chemicals | 3.5%
Rockwood Holdings, Inc.	58,155	4,182,508
Solazyme, Inc. (a)	376,380	4,098,778
Taminco Corp.	234,130	4,731,767
		13,013,053
Commercial Services | 3.6%
Blackhawk Network Holdings, Inc.	180,940	4,570,544
Clean Harbors, Inc. (a)	73,090	4,382,476
LifeLock, Inc. (a)	255,675	4,195,627
		13,148,647
Computer Software | 5.7%
Informatica Corp. (a)	64,970	2,696,255
j2 Global, Inc.	93,385	4,670,184
Red Hat, Inc. (a)	90,035	5,045,561
TIBCO Software, Inc. (a)	164,525	3,698,522
Web.com Group, Inc. (a)	150,610	4,787,892
		20,898,414
Construction & Engineering | 3.4%
EMCOR Group, Inc.	61,300	2,601,572
MasTec, Inc. (a)	161,065	5,270,047
Quanta Services, Inc. (a)	144,000	4,544,640
		12,416,259
Description	Shares	Value

Consumer Products | 4.5%
Elizabeth Arden, Inc. (a)	99,065	$3,511,854
Fox Factory Holding Corp.	162,363	2,860,836
Hasbro, Inc.	91,200	5,016,912
Matthews International Corp., Class A	122,914	5,237,366
		16,626,968
Electric | 1.5%
TECO Energy, Inc.	325,230	5,606,965

Energy | 1.4%
Pattern Energy Group, Inc.	164,990	5,000,847

Energy Exploration & Production | 0.7%
Athlon Energy, Inc.	88,920	2,689,830

Energy Services | 3.5%
Dresser-Rand Group, Inc. (a)	58,050	3,461,522
Frank’s International NV	171,825	4,639,275
Key Energy Services, Inc. (a)	609,365	4,813,983
		12,914,780
Financial Services | 4.1%
Air Lease Corp.	174,315	5,417,710
Springleaf Holdings, Inc.	185,990	4,701,827
Waddell & Reed Financial, Inc., Class A	78,365	5,103,129
		15,222,666
Forest & Paper Products | 3.1%
KapStone Paper and Packaging Corp. (a)	46,550	2,600,283
Louisiana-Pacific Corp. (a)	194,740	3,604,638
Rock Tenn Co., Class A	29,795	3,128,773
Schweitzer-Mauduit International, Inc.	42,205	2,172,291
		11,505,985
Health Services | 2.0%
Brookdale Senior Living, Inc. (a)	132,500	3,601,350
Magellan Health Services, Inc. (a)	60,030	3,596,397
		7,197,747
Housing | 2.0%
Norcraft Cos., Inc.	173,575	3,405,541
Taylor Morrison Home Corp., Class A	177,615	3,987,457
		7,392,998
Insurance | 5.6%
American Equity Investment Life Holding Co.	274,175	7,232,737
Arch Capital Group, Ltd. (a)	62,305	3,718,985
HCC Insurance Holdings, Inc.	80,725	3,724,652
Reinsurance Group of America, Inc.	77,625	6,008,951
		20,685,325

The accompanying notes are an integral part of these financial statements.

Annual Report	23

Description	Shares	Value

Lazard US Small-Mid Cap Equity Portfolio (concluded)

Leisure & Entertainment | 3.9%
Bally Technologies, Inc. (a)	54,790	$4,298,276
Diamond Resorts International, Inc.	239,145	4,414,617
Hyatt Hotels Corp., Class A (a)	117,075	5,790,529
		14,503,422
Manufacturing | 9.9%
ACCO Brands Corp. (a)	683,120	4,590,566
Actuant Corp., Class A	94,115	3,448,374
Altra Industrial Motion Corp.	42,040	1,438,609
Carpenter Technology Corp.	41,050	2,553,310
FLIR Systems, Inc.	181,265	5,456,076
Kennametal, Inc.	78,182	4,070,937
Littelfuse, Inc.	37,975	3,529,017
The Toro Co.	73,500	4,674,600
TriMas Corp. (a)	116,310	4,639,606
Woodward, Inc.	43,680	1,992,245
		36,393,340
Medical Products | 3.4%
CareFusion Corp. (a)	165,215	6,578,861
Haemonetics Corp. (a)	83,900	3,534,707
Sirona Dental Systems, Inc. (a)	36,700	2,576,340
		12,689,908
Metal & Glass Containers | 1.6%
Owens-Illinois, Inc. (a)	166,775	5,967,210

Metals & Mining | 1.2%
U.S. Silica Holdings, Inc.	126,353	4,309,901

Pharmaceutical & Biotechnology | 2.1%
Intrexon Corp.	102,185	2,432,003
Quintiles Transnational Holdings, Inc.	111,980	5,189,153
		7,621,156
Real Estate | 4.9%
Extra Space Storage, Inc. REIT	147,920	6,231,869
Jones Lang LaSalle, Inc.	57,925	5,930,941
Kilroy Realty Corp. REIT	114,895	5,765,431
		17,928,241
Retail | 5.2%
Advance Auto Parts, Inc.	57,195	6,330,343
American Eagle Outfitters, Inc.	135,140	1,946,016
Chico’s FAS, Inc.	119,255	2,246,764
Francesca’s Holdings Corp. (a)	233,515	4,299,011
Iconix Brand Group, Inc. (a)	104,650	4,154,605
		18,976,739
Description	Shares	Value

Semiconductors & Components | 2.5%
ON Semiconductor Corp. (a)	467,055	$3,848,533
Xilinx, Inc.	116,665	5,357,257
		9,205,790
Technology | 2.7%
NetScout Systems, Inc. (a)	204,160	6,041,094
SS&C Technologies Holdings, Inc. (a)	88,514	3,917,630
		9,958,724
Technology Hardware | 2.1%
InterDigital, Inc.	96,160	2,835,758
Synaptics, Inc. (a)	92,765	4,806,155
		7,641,913
Transportation | 2.2%
Alaska Air Group, Inc.	57,150	4,193,096
Echo Global Logistics, Inc. (a)	183,553	3,942,718
		8,135,814
Total Common Stocks (Identified cost $291,552,335)		355,673,642

Preferred Stock | 0.0%

Automotive | 0.0%
Better Place, Inc., Series B (Identified cost $452,901) (a), (c)	181,161	0

Description	Principal Amount (000)	Value

Repurchase Agreement | 3.3%
State Street Bank and Trust Co., 0.00%, 01/02/14 (Dated 12/31/13, collateralized by $11,675,000 United States Treasury Note, 3.25%, 12/31/16, with a value of $12,521,438) Proceeds of $12,271,000 (Identified cost $12,271,000)	$12,271	$12,271,000

Total Investments | 99.9% (Identified cost $304,276,236) (b)		$367,944,642

Cash and Other Assets in Excess of Liabilities | 0.1%		285,587

Net Assets | 100.0%		$368,230,229

The accompanying notes are an integral part of these financial statements.

24	Annual Report

Description	Shares	Value

Lazard International Equity Portfolio

Common Stocks | 94.9%

Australia | 1.9%
Ansell, Ltd.	103,279	$1,906,143
James Hardie Industries PLC	203,695	2,353,518
		4,259,661
Austria | 0.9%
UNIQA Insurance Group AG	154,271	1,969,287

Belgium | 2.5%
Anheuser-Busch InBev NV	52,757	5,607,359

Bermuda | 0.8%
Signet Jewelers, Ltd.	24,502	1,935,181

Brazil | 1.0%
Estacio Participacoes SA	263,700	2,281,283

Canada | 2.7%
MacDonald Dettwiler & Associates, Ltd.	33,500	2,595,482
Rogers Communications, Inc., Class B	77,400	3,502,582
		6,098,064
Denmark | 1.0%
Carlsberg A/S, Class B	20,195	2,234,475

Finland | 1.8%
Sampo Oyj, A Shares	83,627	4,109,429

France | 10.5%
BNP Paribas SA	79,519	6,197,183
Cap Gemini SA	40,157	2,714,136
European Aeronautic Defence and Space Co. NV	49,281	3,783,686
Sanofi SA	57,420	6,091,914
Valeo SA	45,564	5,041,543
		23,828,462
Germany | 7.7%
Bayer AG	44,695	6,268,588
Bayerische Motoren Werke AG	35,277	4,135,773
Merck KGaA	22,656	4,059,612
RTL Group SA	24,013	3,102,946
		17,566,919
Description	Shares	Value

Greece | 0.6%
Piraeus Bank SA (a)	704,765	$1,483,403

Ireland | 0.9%
Ryanair Holdings PLC Sponsored ADR (a)	42,600	1,999,218

Italy | 2.6%
Atlantia S.p.A.	131,447	2,949,363
Eni S.p.A.	126,316	3,039,287
		5,988,650
Japan | 18.5%
AEON Financial Service Co., Ltd.	59,500	1,593,296
Asahi Group Holdings, Ltd.	147,600	4,154,272
Asics Corp.	170,090	2,899,170
Daikin Industries, Ltd.	42,600	2,649,606
Daiwa House Industry Co., Ltd.	154,000	2,975,881
Don Quijote Holdings Co., Ltd.	65,300	3,949,872
Japan Tobacco, Inc.	99,700	3,237,812
KDDI Corp.	48,400	2,973,583
LIXIL Group Corp.	129,400	3,542,495
Makita Corp.	33,200	1,740,234
Seven & I Holdings Co., Ltd.	85,200	3,381,787
Sumitomo Mitsui Financial Group, Inc.	120,500	6,201,785
Yahoo Japan Corp.	491,700	2,731,407
		42,031,200
Norway | 0.7%
Petroleum Geo-Services ASA	128,308	1,511,484

Philippines | 1.7%
Alliance Global Group, Inc.	6,064,200	3,525,181
LT Group, Inc.	923,100	321,133
		3,846,314
South Korea | 1.1%
Samsung Electronics Co., Ltd. GDR	3,863	2,522,539

Spain | 2.8%
Mediaset Espana Comunicacion SA (a)	175,868	2,029,647
Red Electrica Corporacion SA	65,087	4,342,697
		6,372,344
Sweden | 2.8%
Assa Abloy AB, Class B	58,154	3,072,324
Swedbank AB, A Shares	118,164	3,325,277
		6,397,601

The accompanying notes are an integral part of these financial statements.

Annual Report	25

Description	Shares	Value

Lazard International Equity Portfolio (concluded)

Switzerland | 7.9%
GAM Holding AG	157,402	$3,061,403
Glencore Xstrata PLC	683,979	3,541,750
Novartis AG	104,082	8,307,425
Swatch Group AG	4,668	3,084,789
		17,995,367
Thailand | 0.5%
Krung Thai Bank Public Co. Ltd. (d)	2,488,600	1,249,601

Turkey | 0.4%
Koc Holding AS	218,831	896,097

United Kingdom | 23.6%
BG Group PLC	92,225	1,981,542
British American Tobacco PLC	72,734	3,899,972
Direct Line Insurance Group PLC	749,137	3,096,371
Informa PLC	519,705	4,935,572
International Consolidated Airlines Group SA (a)	537,369	3,571,883
Ladbrokes PLC	565,031	1,673,901
Lloyds Banking Group PLC (a)	3,964,108	5,177,971
Prudential PLC	261,561	5,803,968
Reed Elsevier PLC	241,373	3,593,317
Rexam PLC	554,717	4,873,086
Royal Dutch Shell PLC, A Shares	173,835	6,226,456
Standard Chartered PLC	128,121	2,885,403
Taylor Wimpey PLC	1,341,566	2,477,046
Unilever PLC	88,014	3,617,435
		53,813,923
Total Common Stocks (Identified cost $170,373,679)		215,997,861
Description	Principal Amount (000)	Value

Repurchase Agreement | 5.3%
State Street Bank and Trust Co., 0.00%, 01/02/14 (Dated 12/31/13, collateralized by $11,450,000 United States Treasury Note, 3.25%, 12/31/16, with a value of $12,280,125) Proceeds of $12,039,000 (Identified cost $12,039,000)	$12,039	$12,039,000

Total Investments | 100.2% (Identified cost $182,412,679) (b)		$228,036,861

Liabilities in Excess of Cash and
Other Assets | (0.2)%		(468,046)

Net Assets | 100.0%		$227,568,815

The accompanying notes are an integral part of these financial statements.

26	Annual Report

Description	Shares	Value

Lazard International Equity Select Portfolio

Common Stocks | 96.4%

Australia | 1.5%
BHP Billiton, Ltd.	10,289	$349,016

Belgium | 2.6%
Anheuser-Busch InBev NV	5,525	587,233

Bermuda | 1.1%
Signet Jewelers, Ltd.	3,274	258,582

Brazil | 3.4%
BB Seguridade Participacoes SA	24,400	253,386
Cielo SA	10,218	284,332
Estacio Participacoes SA	27,700	239,634
		777,352
China | 3.7%
Baidu, Inc. Sponsored ADR (a)	1,400	249,032
China Construction Bank Corp., Class H	501,000	377,964
China Shenhua Energy Co., Ltd., Class H	68,000	214,849
		841,845
Denmark | 3.6%
Carlsberg A/S, Class B	1,896	209,783
Novo Nordisk A/S, Class B	3,253	596,281
		806,064
Finland | 1.5%
Sampo Oyj, A Shares	7,053	346,584

France | 7.6%
BNP Paribas SA	6,683	520,829
European Aeronautic Defence and Space Co. NV	3,978	305,422
Sanofi SA	4,349	461,402
Valeo SA	3,899	431,415
		1,719,068
Germany | 7.3%
Bayer AG	4,216	591,305
Bayerische Motoren Werke AG	3,966	464,962
SAP AG	7,067	605,782
		1,662,049
Hong Kong | 1.4%
China Mobile, Ltd. Sponsored ADR	5,937	310,446
Description	Shares	Value

Indonesia | 1.1%
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	7,119	$255,216

Ireland | 1.2%
Ryanair Holdings PLC Sponsored ADR (a)	5,995	281,345

Italy | 3.9%
Atlantia S.p.A.	17,326	388,755
Eni S.p.A.	9,569	230,240
Mediolanum S.p.A.	31,240	270,754
		889,749
Japan | 14.2%
Asahi Group Holdings, Ltd.	11,500	323,673
Daiwa House Industry Co., Ltd.	16,000	309,182
Japan Tobacco, Inc.	6,000	194,853
Komatsu, Ltd.	9,100	184,662
LIXIL Group Corp.	11,900	325,778
Makita Corp.	6,100	319,742
Ryohin Keikaku Co., Ltd.	1,200	129,560
Seven & I Holdings Co., Ltd.	10,917	433,321
Sumitomo Mitsui Financial Group, Inc.	9,976	513,436
Sumitomo Mitsui Trust Holdings, Inc.	34,000	178,862
Yahoo Japan Corp.	55,800	309,971
		3,223,040
Macau | 2.3%
Sands China, Ltd.	64,200	526,562

Norway | 0.8%
Petroleum Geo-Services ASA	14,588	171,848

Philippines | 1.8%
Alliance Global Group, Inc.	524,900	305,130
LT Group, Inc.	265,300	92,294
		397,424
Russia | 2.1%
Mobile TeleSystems OJSC Sponsored ADR	12,461	269,531
Sberbank of Russia (d)	68,841	211,498
		481,029
South Africa | 1.8%
Mediclinic International, Ltd.	32,624	236,361
Mr Price Group, Ltd.	9,790	152,814
Nampak, Ltd.	2,890	11,295
		400,470

The accompanying notes are an integral part of these financial statements.

Annual Report	27

Description	Shares	Value

Lazard International Equity Select Portfolio (concluded)

South Korea | 1.6%
Samsung Electronics Co., Ltd.	269	$349,711

Spain | 1.5%
Red Electrica Corporacion SA	5,087	339,412

Sweden | 2.8%
Assa Abloy AB, Class B	7,352	388,413
Swedbank AB, A Shares	8,911	250,766
		639,179
Switzerland | 5.7%
Cie Financiere Richemont SA	2,759	274,648
Novartis AG	9,714	775,334
Swatch Group AG	355	234,597
		1,284,579
Taiwan | 2.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	133,341	472,008

Thailand | 0.7%
Kasikornbank Public Co. Ltd.	31,200	150,493

Turkey | 1.8%
Koc Holding AS	33,748	138,196
Turkcell Iletisim Hizmetleri AS (a)	49,509	261,483
		399,679
Description	Shares	Value

United Kingdom | 17.3%
Associated British Foods PLC	6,479	$262,322
BG Group PLC	11,342	243,694
British American Tobacco PLC	4,142	222,093
Informa PLC	41,222	391,480
Ladbrokes PLC	33,384	98,900
Lloyds Banking Group PLC (a)	263,835	344,625
Prudential PLC	34,345	762,106
Rexam PLC	46,052	404,558
Royal Dutch Shell PLC, A Shares	10,315	367,601
Tullow Oil PLC	8,974	127,057
Unilever PLC	9,877	405,951
Wolseley PLC	5,039	285,793
		3,916,180

Total Common Stocks (Identified cost $18,711,502)		21,836,163

Short-Term Investment | 3.4%
State Street Institutional Treasury Money Market Fund (Identified cost $766,455)	766,455	766,455

Total Investments | 99.8% (Identified cost $19,477,957) (b)		$22,602,618

Cash and Other Assets in Excess of Liabilities | 0.2%		53,500

Net Assets | 100.0%		$22,656,118

The accompanying notes are an integral part of these financial statements.

28	Annual Report

Description	Shares	Value

Lazard International Strategic Equity Portfolio

Common Stocks | 94.1%

Australia | 7.4%
Amcor, Ltd.	7,665,814	$72,212,712
Ansell, Ltd.	3,940,223	72,721,729
Caltex Australia, Ltd.	2,294,771	41,082,479
James Hardie Industries PLC	3,995,126	46,160,199
Orora, Ltd. (a)	6,608,451	6,844,797
		239,021,916
Austria | 1.0%
UNIQA Insurance Group AG	2,600,429	33,194,774

Belgium | 2.1%
Anheuser-Busch InBev NV	625,203	66,450,659

Bermuda | 0.9%
Signet Jewelers, Ltd.	379,466	29,970,426

Brazil | 1.7%
Estacio Participacoes SA	4,520,600	39,107,956
LPS Brasil Consultoria de Imoveis SA	2,603,000	15,931,894
		55,039,850
Canada | 1.4%
Home Capital Group, Inc.	577,811	44,021,882

Denmark | 1.6%
Carlsberg A/S, Class B	467,482	51,724,531

Finland | 3.6%
Sampo Oyj, A Shares	2,381,791	117,041,166

France | 6.8%
BNP Paribas SA	1,295,153	100,935,637
European Aeronautic Defence and Space Co. NV	910,383	69,897,187
Valeo SA	442,299	48,939,279
		219,772,103
Germany | 5.4%
Bayer AG	566,335	79,429,928
Fresenius SE & Co. KGaA	254,954	39,142,590
Sky Deutschland AG (a)	479,358	5,275,620
Symrise AG	1,131,639	52,152,635
		176,000,773
Description	Shares	Value

Greece | 0.9%
Piraeus Bank SA (a)	13,538,644	$28,496,409

Indonesia | 0.4%
PT Media Nusantara Citra Tbk	64,568,000	13,926,951

Ireland | 1.7%
Kerry Group PLC, Class A	741,629	51,523,057
Ryanair Holdings PLC Sponsored ADR (a)	41,530	1,949,003
		53,472,060
Italy | 1.2%
Mediaset S.p.A. (a)	7,867,700	37,298,091

Japan | 14.6%
AEON Financial Service Co., Ltd.	1,693,200	45,340,651
Asics Corp.	3,283,150	55,961,013
Daikin Industries, Ltd.	795,800	49,496,629
Don Quijote Holdings Co., Ltd.	1,557,900	94,234,384
Japan Tobacco, Inc.	1,425,400	46,290,647
KDDI Corp.	743,500	45,678,900
Makita Corp.	1,426,300	74,761,903
Park24 Co., Ltd.	1,664,400	31,340,853
Ryohin Keikaku Co., Ltd.	257,600	27,812,287
		470,917,267
Macau | 2.2%
Sands China, Ltd.	8,656,400	70,998,935

Malaysia | 1.1%
Tenaga Nasional Berhad	10,214,400	35,487,673

Philippines | 3.0%
Alliance Global Group, Inc.	77,983,600	45,332,662
GT Capital Holdings, Inc.	1,461,470	25,421,165
LT Group, Inc.	39,937,100	13,893,513
Security Bank Corp.	4,590,120	11,955,565
		96,602,905
South Africa | 3.0%
Mediclinic International, Ltd.	6,874,707	49,807,219
Nampak, Ltd.	11,908,701	46,544,971
		96,352,190
Spain | 1.0%
Mediaset Espana Comunicacion SA (a)	2,771,027	31,979,708

The accompanying notes are an integral part of these financial statements.

Annual Report	29

Description	Shares	Value

Lazard International Strategic Equity Portfolio (concluded)

Sweden | 1.8%
Assa Abloy AB, Class B	1,112,501	$58,774,356

Switzerland | 7.7%
Cie Financiere Richemont SA	434,344	43,237,203
GAM Holding AG	2,698,864	52,491,778
Novartis AG	1,035,177	82,623,847
Panalpina Welttransport Holding AG	203,659	34,131,518
Swatch Group AG	53,864	35,595,345
		248,079,691
Thailand | 0.7%
Kasikornbank Public Co. Ltd.	4,716,800	22,751,455

Turkey | 0.5%
Turkiye Halk Bankasi AS	2,626,677	14,850,687

United Kingdom | 22.4%
AMEC PLC	2,206,784	39,759,043
Associated British Foods PLC	1,879,401	76,093,141
British American Tobacco PLC	1,279,787	68,621,742
Informa PLC	10,864,825	103,181,860
International Consolidated Airlines Group SA (a)	12,648,734	84,075,919
Lloyds Banking Group PLC (a)	43,063,362	56,249,936
Pearson PLC	1,803,378	40,046,332

Description	Shares	Value

Prudential PLC	3,719,383	$82,532,100
Rexam PLC	9,343,747	82,083,082
Tullow Oil PLC	2,573,111	36,431,062
Unilever PLC	1,283,048	52,734,141
		721,808,358

Total Common Stocks (Identified cost $2,529,323,409)		3,034,034,816

Preferred Stock | 1.6%

Germany | 1.6%
Volkswagen AG (Identified cost $46,807,048)	177,997	49,990,284

Short-Term Investment | 5.9%
State Street Institutional Treasury Money Market Fund (Identified cost $189,841,465)	189,841,465	189,841,465

Total Investments | 101.6% (Identified cost $2,765,971,922) (b)		$3,273,866,565

Liabilities in Excess of Cash and Other Assets | (1.6)%		(51,068,506)

Net Assets | 100.0%		$3,222,798,059

The accompanying notes are an integral part of these financial statements.

30	Annual Report

Description	Shares	Value

Lazard International Small Cap Equity Portfolio

Common Stocks | 94.6%

Australia | 7.3%
ALS Ltd.	77,769	$611,766
Ansell, Ltd.	43,857	809,436
iSelect, Ltd.	434,610	560,751
James Hardie Industries PLC	67,581	780,839
M2 Telecommunications Group, Ltd.	110,432	618,252
Macquarie Atlas Roads Group	304,861	748,579
Pact Group Holdings, Ltd.	193,700	567,292
Super Retail Group, Ltd.	41,338	490,543
		5,187,458
Austria | 3.0%
AMS AG	7,564	915,769
Kapsch TrafficCom AG	9,843	548,411
UNIQA Insurance Group AG	52,839	674,496
		2,138,676
Belgium | 2.9%
Arseus NV	24,904	946,958
Kinepolis Group NV	7,168	1,135,003
		2,081,961
Brazil | 0.9%
Brasil Insurance Participacoes e Administracao SA	86,300	667,575

Canada | 0.8%
Alaris Royalty Corp.	21,300	598,947

China | 1.3%
Greatview Aseptic Packaging Co., Ltd.	972,000	574,102
Prince Frog International Holdings, Ltd.	880,000	362,019
		936,121
Denmark | 0.9%
Auriga Industries A/S, Class B (a)	19,086	652,889

France | 2.8%
Ingenico SA	12,857	1,030,820
Valeo SA	9,055	1,001,913
		2,032,733
Description	Shares	Value

Germany | 9.3%
Aurelius AG	24,408	$990,553
CompuGroup Medical AG	44,868	1,141,910
CTS Eventim AG	19,719	998,560
Freenet AG	25,170	754,162
NORMA Group SE	19,261	956,157
SHW AG	10,186	651,108
Wirecard AG	27,849	1,100,125
		6,592,575
Indonesia | 0.8%
PT Bank Pembangunan Daerah Jawa Barat dan Banten Tbk	7,751,000	566,836

Ireland | 1.4%
Greencore Group PLC	262,541	969,503

Israel | 0.5%
Kamada (a)	25,000	371,750

Italy | 4.2%
Azimut Holding S.p.A.	59,428	1,621,203
EI Towers S.p.A.	16,897	777,552
Mediolanum S.p.A.	73,005	632,727
		3,031,482
Japan | 22.8%
Ain Pharmaciez, Inc.	18,000	883,677
Anritsu Corp.	61,300	673,479
Asahi Co., Ltd.	46,600	649,594
Avex Group Holdings, Inc.	29,700	637,375
Don Quijote Holdings Co., Ltd.	14,800	895,224
Doshisha Co., Ltd.	53,200	748,670
JAFCO Co., Ltd.	23,700	1,287,285
Misumi Group, Inc.	29,900	938,368
NuFlare Technology, Inc.	5,800	719,286
Park24 Co., Ltd.	36,300	683,533
Rinnai Corp.	9,900	769,927
Santen Pharmaceutical Co., Ltd.	15,590	726,132
Ship Healthcare Holdings, Inc.	22,300	865,022
Suruga Bank, Ltd.	69,300	1,241,096
Tamron Co., Ltd.	30,900	748,806
Topcon Corp.	59,600	903,253
USS Co., Ltd.	74,100	1,016,052
Wacom Co., Ltd.	110,122	771,722
Yumeshin Holdings Co., Ltd.	100,400	1,085,895
		16,244,396

The accompanying notes are an integral part of these financial statements.

Annual Report	31

Description	Shares	Value

Lazard International Small Cap Equity Portfolio (concluded)

Netherlands | 2.7%
Aalberts Industries NV	33,532	$1,069,062
Frank’s International NV	30,800	831,600
		1,900,662
Norway | 2.2%
Kongsberg Gruppen ASA	41,435	871,014
Petroleum Geo-Services ASA	56,574	666,449
		1,537,463
Russia | 1.0%
Globaltrans Investment PLC
Sponsored GDR	43,266	687,929

Singapore | 1.1%
XP Power, Ltd.	29,699	781,471

Sweden | 3.2%
Indutrade AB	15,131	631,650
Intrum Justitia AB	30,403	850,850
Loomis AB, B Shares	33,366	791,112
		2,273,612
Switzerland | 1.9%
Cembra Money Bank AG	8,149	534,862
GAM Holding AG	42,121	819,236
		1,354,098
Taiwan | 1.8%
Makalot Industrial Co., Ltd.	115,000	621,236
Radiant Opto-Electronics Corp.	173,920	636,075
		1,257,311
Turkey | 0.7%
Turkiye Sinai Kalkinma Bankasi AS	557,889	475,075

United Kingdom | 21.1%
Abcam PLC	78,233	636,090
Aberdeen Asset Management PLC	113,942	943,411
APR Energy PLC	45,878	721,731
Ashtead Group PLC	70,958	893,022
Dignity PLC	34,779	829,329
Direct Line Insurance Group PLC	209,942	867,743
Description	Shares	Value

Elementis PLC	154,929	$689,875
Hansteen Holdings PLC REIT	452,071	809,993
Hunting PLC	59,049	762,701
IG Group Holdings PLC	134,558	1,372,579
John Wood Group PLC	44,078	500,718
Provident Financial PLC	26,471	711,875
Rightmove PLC	24,964	1,132,692
RPC Group PLC	82,548	806,503
Spectris PLC	19,517	827,694
Synergy Health PLC	36,682	730,745
Taylor Wimpey PLC	442,804	817,586
Workspace Group PLC REIT	106,616	932,188
		14,986,475

Total Common Stocks (Identified cost $50,057,051)		67,326,998

Preferred Stocks | 1.9%

Brazil | 1.0%
Banco ABC Brasil SA	132,118	707,840

Germany | 0.9%
Sartorius AG	5,372	639,405

Total Preferred Stocks (Identified cost $1,362,363)		1,347,245

Short-Term Investment | 4.1%
State Street Institutional Treasury Money Market Fund (Identified cost $2,902,953)	2,902,953	2,902,953

Total Investments | 100.6% (Identified cost $54,322,367) (b)		$71,577,196

Liabilities in Excess of Cash and Other Assets | (0.6)%		(430,354)

Net Assets | 100.0%		$71,146,842

The accompanying notes are an integral part of these financial statements.

32	Annual Report

Description	Shares	Value

Lazard Global Equity Select Portfolio

Common Stocks | 75.5%

Belgium | 2.7%
Anheuser-Busch InBev NV	509	$54,100

Canada | 0.4%
MacDonald Dettwiler & Associates, Ltd.	100	7,748

China | 1.9%
Baidu, Inc. Sponsored ADR (a)	100	17,788
China Shenhua Energy Co., Ltd., Class H	6,500	20,537
		38,325
Indonesia | 0.3%
PT Telekomunikasi Indonesia (Persero) Tbk
Sponsored ADR	200	7,170

Ireland | 2.0%
Eaton Corp. PLC	300	22,836
Experian PLC	966	17,820
		40,656
Peru | 1.0%
Credicorp, Ltd.	150	19,910

Russia | 3.1%
Magnit OJSC Sponsored GDR	139	9,202
Mobile TeleSystems OJSC Sponsored ADR	1,000	21,630
Sberbank of Russia Sponsored ADR	2,421	30,456
		61,288
South Africa | 1.3%
Life Healthcare Group Holdings Pte, Ltd.	6,399	25,535

Taiwan | 0.8%
Taiwan Semiconductor Manufacturing Co.,
Ltd. Sponsored ADR	900	15,696

United Kingdom | 3.5%
International Consolidated Airlines
Group SA (a)	4,419	29,373
Rexam PLC	2,577	22,638
Vodafone Group PLC	4,630	18,171
		70,182
United States | 58.5%
American Express Co.	500	45,365
Apple, Inc.	143	80,239
Description	Shares	Value

AutoZone, Inc. (a)	55	$26,287
Bristol-Myers Squibb Co.	400	21,260
Chevron Corp.	500	62,455
Citigroup, Inc.	1,000	52,110
Comcast Corp., Class A	600	29,928
Consol Energy, Inc.	800	30,432
CVS Caremark Corp.	500	35,785
Dover Corp.	200	19,308
Eastman Chemical Co.	200	16,140
EMC Corp.	1,100	27,665
Google, Inc., Class A (a)	38	42,587
Honeywell International, Inc.	500	45,685
Intel Corp.	1,100	28,556
IntercontinentalExchange Group, Inc.	100	22,492
Joy Global, Inc.	400	23,396
Macy’s, Inc.	400	21,360
MasterCard, Inc., Class A	38	31,747
McKesson Corp.	250	40,350
Molson Coors Brewing Co., Class B	500	28,075
Monsanto Co.	200	23,310
Peabody Energy Corp.	1,000	19,530
Pfizer, Inc.	1,400	42,882
Qualcomm, Inc.	400	29,700
Realogy Holdings Corp. (a)	200	9,894
Ross Stores, Inc.	300	22,479
Schlumberger, Ltd.	400	36,044
The Hartford Financial Services Group, Inc.	1,100	39,853
TIBCO Software, Inc. (a)	300	6,744
United Technologies Corp.	400	45,520
UnitedHealth Group, Inc.	400	30,120
Vertex Pharmaceuticals, Inc. (a)	300	22,290
Viacom, Inc., Class B	560	48,910
Visa, Inc., Class A	200	44,536
Zoetis, Inc.	600	19,614
		1,172,648
Total Common Stocks (Identified cost $1,510,115)		1,513,258

Total Investments | 75.5% (Identified cost $1,510,115) (b)		$1,513,258

Cash and Other Assets in Excess of Liabilities | 24.5%		490,009

Net Assets | 100.0%		$2,003,267

The accompanying notes are an integral part of these financial statements.

Annual Report	33

The Lazard Funds, Inc. Notes to Portfolios of Investments December 31, 2013

(a)	Non-income producing security.
(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation are as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation

US Equity Concentrated	$205,472,358	$28,403,203	$3,995,675	$24,407,528
US Strategic Equity	105,011,208	20,807,966	1,759,474	19,048,492
US Mid Cap Equity	40,813,813	2,302,740	1,361,017	941,723
US Small-Mid Cap Equity	304,333,007	65,958,797	2,347,162	63,611,635
International Equity	182,638,999	47,012,520	1,614,658	45,397,862
International Equity Select	19,536,085	3,426,929	360,396	3,066,533
International Strategic Equity	2,767,899,055	546,927,439	40,285,802	506,641,637
International Small Cap Equity	56,270,201	17,499,462	2,192,467	15,306,995
Global Equity Select	1,510,115	5,324	2,181	3,143

(c)	Private placements.
(d)	Security valued using Level 2 inputs, based on reference to a similar security from the same issuer which was trading on an active market, under accounting principles generally accepted in the United States of America (“GAAP”) hierarchy - see Note 9.

Security Abbreviations:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

34	Annual Report

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Equity Portfolio	Lazard Global Equity Select Portfolio

Agriculture	—%	—%	—%	0.9%	1.2%
Alcohol & Tobacco	8.5	7.2	7.7	—	4.1
Automotive	4.0	3.9	3.1	2.3	—
Banking	9.4	9.7	6.9	3.5	2.5
Cable Television	—	—	0.2	—	1.5
Chemicals	—	—	1.6	2.0	0.8
Commercial Services	—	2.5	0.5	11.5	—
Computer Software	—	3.8	—	1.1	1.2
Construction & Engineering	—	—	—	1.5	—
Consumer Products	2.1	3.7	4.8	1.1	—
Containers & Packaging	—	—	0.2	0.8	—
Diversified	1.9	2.0	1.4	—	—
Electric	1.9	1.5	1.1	1.0	—
Energy Exploration & Production	—	0.6	1.1	—	—
Energy Integrated	5.0	4.7	1.3	1.1	6.6
Energy Services	0.7	0.8	1.2	2.8	1.8
Financial Services	4.3	1.5	4.8	14.4	9.8
Food & Beverages	—	1.2	4.0	1.4	—
Forest & Paper Products	2.1	1.8	6.2	1.9	1.1
Health Services	—	1.0	2.8	5.0	2.8
Household & Personal Products	1.6	1.8	1.6	0.5	—
Housing	5.0	2.8	1.4	2.2	—
Insurance	6.6	7.2	7.2	4.8	2.0
Leisure & Entertainment	7.7	5.5	11.4	3.5	2.4
Manufacturing	5.0	3.9	8.6	9.2	7.8
Medical Products	—	—	—	1.3	2.0
Metals & Mining	1.6	1.5	—	—	—
Pharmaceutical & Biotechnology	10.9	10.7	5.0	3.7	5.3
Real Estate	—	—	—	2.5	0.5
Retail	5.4	4.3	6.5	5.0	5.8
Semiconductors & Components	1.1	3.6	—	4.6	2.2
Technology	3.5	1.4	—	—	3.4
Technology Hardware	—	—	—	3.2	6.8
Telecommunications	2.8	4.8	1.4	0.9	2.4
Transportation	3.8	3.0	3.7	2.8	1.5
Subtotal	94.9	96.4	95.7	96.5	75.5
Short-Term Investments	—	3.4	5.9	4.1	—
Repurchase Agreement	5.3	—	—	—	—
Total Investments	100.2%	99.8%	101.6%	100.6%	75.5%

The accompanying notes are an integral part of these financial statements.

Annual Report	35

The Lazard Funds, Inc. Statements of Assets and Liabilities

December 31, 2013	Lazard US Equity Concentrated Portfolio	Lazard US Strategic Equity Portfolio

ASSETS
Investments in securities, at value	$229,879,886	$124,059,700
Cash	—	—
Foreign currency	—	—
Receivables for:
Capital stock sold	354,985	2,263
Investments sold	390,476	170,633
Dividends and interest	201,973	158,480
Amount due from Investment Manager (Note 3)	—	—
Total assets	230,827,320	124,391,076

LIABILITIES
Payables for:
Management fees	133,748	42,637
Accrued distribution fees	456	1,667
Accrued directors’ fees	371	188
Investments purchased	—	209,405
Capital stock redeemed	—	136,725
Other accrued expenses and payables	33,781	27,240
Total liabilities	168,356	417,862
Net assets	$230,658,964	$123,973,214

NET ASSETS
Paid in capital	$197,390,711	$102,855,008
Undistributed (distributions in excess of) net investment income	(11,715)	—
Accumulated net realized gain (loss)	8,710,608	1,690,164
Net unrealized appreciation on:
Investments	24,569,360	19,428,042
Foreign currency	—	—
Net assets	$230,658,964	$123,973,214

Institutional Shares
Net assets	$228,477,740	$116,322,930
Shares of capital stock outstanding*	18,141,803	9,312,694
Net asset value, offering and redemption price per share	$12.59	$12.49

Open Shares
Net assets	$2,181,224	$7,650,284
Shares of capital stock outstanding*	172,050	610,440
Net asset value, offering and redemption price per share	$12.68	$12.53

Cost of investments in securities	$205,310,526	$104,631,658
Cost of foreign currency	$—	$—

*	$0.001 par value 5,400,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

36	Annual Report

Lazard US Mid Cap Equity Portfolio	Lazard US Small-Mid Cap Equity Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio

$41,755,536	$367,944,642	$228,036,861	$22,602,618	$3,273,866,565
—	561	342	—	—
—	—	47,976	9,648	674,127

66,637	13,502	630,922	28,775	18,625,595
27,369,191	1,872,665	7,135	2,034	4,090,564
53,205	152,406	297,750	24,332	3,471,056
—	—	—	30,120	—
69,244,569	369,983,776	229,020,986	22,697,527	3,300,727,907

25,969	225,332	139,016	—	1,952,672
7,001	3,026	8,525	713	171,937
243	546	322	32	4,429
23,676,511	1,359,201	1,222,465	12,353	74,929,901
135,294	123,991	33,652	1,111	417,260
25,895	41,451	48,191	27,200	453,649
23,870,913	1,753,547	1,452,171	41,409	77,929,848
$45,373,656	$368,230,229	$227,568,815	$22,656,118	$3,222,798,059

$88,011,143	$290,877,389	$205,539,665	$23,492,611	$2,672,370,932
106,690	—	2,303,307	197,889	(94,562)
(43,711,903)	13,684,434	(25,906,125)	(4,159,564)	42,537,586

967,726	63,668,406	45,624,182	3,124,661	507,894,643
—	—	7,786	521	89,460
$45,373,656	$368,230,229	$227,568,815	$22,656,118	$3,222,798,059

$11,705,858	$353,564,825	$185,198,589	$19,212,299	$2,354,067,877
705,811	22,132,447	10,372,906	1,969,195	162,756,915
$16.58	$15.97	$17.85	$9.76	$14.46

$33,667,798	$14,665,404	$42,370,226	$3,443,819	$868,730,182
2,063,556	951,721	2,353,781	351,946	59,609,458
$16.32	$15.41	$18.00	$9.79	$14.57

$40,787,810	$304,276,236	$182,412,679	$19,477,957	$2,765,971,922
$—	$—	$47,976	$9,723	$672,705

Annual Report	37

December 31, 2013	Lazard International Small Cap Equity Portfolio	Lazard Global Equity Select Portfolio

ASSETS
Investments in securities, at value	$71,577,196	$1,513,258
Foreign currency	14,069	—
Receivables for:
Capital stock sold	91,385	2,000,000
Dividends and interest	123,493	—
Amount due from Investment Manager (Note 3)	—	5,000
Deferred offering costs (Note 2(g))	—	105,926
Total assets	71,806,143	3,624,184

LIABILITIES
Payables for:
Management fees	23,746	—
Accrued distribution fees	4,048	—
Accrued directors’ fees	102	—
Investments purchased	576,694	1,509,991
Capital stock redeemed	25,418	—
Other accrued expenses and payables	29,293	110,926
Total liabilities	659,301	1,620,917
Net assets	$71,146,842	$2,003,267

NET ASSETS
Paid in capital	$122,905,013	$2,000,000
Undistributed net investment income	649,765	—
Accumulated net realized loss	(69,662,020)	—
Net unrealized appreciation (depreciation) on:
Investments	17,254,829	3,143
Foreign currency	(745)	124
Net assets	$71,146,842	$2,003,267

Institutional Shares
Net assets	$51,508,205	$1,903,138
Shares of capital stock outstanding*	4,886,987	190,000
Net asset value, offering and redemption price per share	$10.54	$10.02

Open Shares
Net assets	$19,638,637	$100,129
Shares of capital stock outstanding*	1,859,232	10,000
Net asset value, offering and redemption price per share	$10.56	$10.01

Cost of investments in securities	$54,322,367	$1,510,115
Cost of foreign currency	$14,021	$—

*	$0.001 par value 5,400,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

38	Annual Report

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Annual Report	39

The Lazard Funds, Inc. Statements of Operations

For the Year Ended December 31, 2013	Lazard US Equity Concentrated Portfolio	Lazard US Strategic Equity Portfolio

Investment Income
Income
Dividends	$4,074,173	$2,102,885
Interest	134	16
Total investment income*	4,074,307	2,102,901

Expenses
Management fees (Note 3)	1,418,594	748,995
Distribution fees (Open Shares)	4,243	20,457
Shareholders’ services	26,891	28,934
Custodian fees	61,425	63,817
Administration fees	90,533	71,401
Shareholders’ reports	5,190	7,305
Registration fees	63,220	28,570
Professional services	49,893	48,176
Directors’ fees and expenses	6,120	3,220
Other†	13,460	8,093
Total gross expenses	1,739,569	1,028,968
Management fees waived and expenses reimbursed	(10,478)	(201,848)
Total net expenses	1,729,091	827,120
Net investment income	2,345,216	1,275,781

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments**	29,171,119	15,343,960
Foreign currency	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	17,668,016	9,731,533
Foreign currency	—	—
Net realized and unrealized gain on investments and foreign currency	46,839,135	25,075,493
Net increase in net assets resulting from operations	$49,184,351	$26,351,274
* Net of foreign withholding taxes of	$11,822	$—
† Includes interest on line of credit of	$673	$110

The accompanying notes are an integral part of these financial statements.

40	Annual Report

Lazard US Mid Cap Equity Portfolio	Lazard US Small-Mid Cap Equity Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio

$882,633	$3,039,691	$4,240,742	$411,353	$39,238,952
3	507	400	7	1,169
882,636	3,040,198	4,241,142	411,360	39,240,121

438,316	2,478,354	1,341,485	140,466	15,618,831
84,892	38,444	84,123	7,868	1,366,350
27,665	29,568	30,696	26,515	616,147
66,308	97,108	133,365	94,976	602,629
61,690	116,091	85,774	53,306	358,252
9,474	17,726	11,180	6,490	213,192
30,770	28,944	29,283	27,020	201,930
49,815	52,410	49,468	46,437	84,654
1,942	9,986	5,372	494	61,749
5,952	12,064	16,752	19,418	172,549
776,824	2,880,695	1,787,498	422,990	19,296,283
(61,050)	—	—	(223,584)	—
715,774	2,880,695	1,787,498	199,406	19,296,283
166,862	159,503	2,453,644	211,954	19,943,838

16,729,461	52,614,411	7,629,158	266,061	132,365,599
—	—	(29,599)	(3,638)	(2,405,130)

(136,345)	48,010,929	24,742,925	1,893,384	323,591,881
—	—	8,224	523	90,504
16,593,116	100,625,340	32,350,708	2,156,330	453,642,854
$16,759,978	$100,784,843	$34,804,352	$2,368,284	$473,586,692
$227	$1,868	$429,944	$44,752	$3,139,894
$506	$1,068	$—	$—	$—

Annual Report	41

For the Period Ended December 31, 2013	Lazard International Small Cap Equity Portfolio	Lazard Global Equity Select Portfolio (a)

Investment Income
Income
Dividends	$1,404,021	$—
Interest	16	—
Total investment income*	1,404,037	—

Expenses
Management fees (Note 3)	461,871	—
Distribution fees (Open Shares)	46,506	—
Shareholders’ services	28,330	—
Custodian fees	95,546	—
Administration fees	62,318	—
Shareholders’ reports	7,038	—
Registration fees	30,620	—
Professional services	47,289	5,000
Directors’ fees and expenses	1,856	—
Other†	7,921	—
Total gross expenses	789,295	5,000
Management fees waived and expenses reimbursed	(37,612)	(5,000)
Total net expenses	751,683	—
Net investment income	652,354	—

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	11,851,766	—
Foreign currency	(6,057)	—
Net change in unrealized appreciation on:
Investments	3,642,392	3,143
Foreign currency	1,759	124
Net realized and unrealized gain on investments and foreign currency	15,489,860	3,267
Net increase in net assets resulting from operations	$16,142,214	$3,267
* Net of foreign withholding taxes of	$121,457	$—
†Includes interest on line of credit of	$662	$—

(a)	As the Portfolio commenced operations on December 31, 2013, it did not earn any income, nor incur any expense other than professional services during the period presented.

The accompanying notes are an integral part of these financial statements.

42	Annual Report

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Annual Report	43

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard US Equity Concentrated Portfolio		Lazard US Strategic Equity Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase (Decrease) in Net Assets
Operations
Net investment income	$2,345,216	$1,081,210	$1,275,781	$1,110,273
Net realized gain on investments and foreign currency	29,171,119	1,248,579	15,343,960	8,297,888
Net change in unrealized appreciation (depreciation) on investments and foreign currency	17,668,016	6,593,427	9,731,533	1,229,399
Net increase in net assets resulting from operations	49,184,351	8,923,216	26,351,274	10,637,560

Distributions to shareholders
From net investment income
Institutional Shares	(2,284,658)	(1,071,583)	(1,407,263)	(1,706,939)
Open Shares	(13,057)	(4,154)	(74,902)	(147,376)
From net realized gains
Institutional Shares	(19,125,253)	—	(2,929,967)	—
Open Shares	(181,139)	—	(192,042)	—
Net decrease in net assets resulting from distributions	(21,604,107)	(1,075,737)	(4,604,174)	(1,854,315)

Capital stock transactions
Net proceeds from sales
Institutional Shares	119,589,275	118,724,713	31,619,015	14,377,525
Open Shares	4,308,999	393,082	5,948,214	2,458,786
Net proceeds from reinvestment of distributions
Institutional Shares	15,230,240	847,541	4,326,965	1,686,330
Open Shares	180,317	4,153	214,293	128,502
Cost of shares redeemed
Institutional Shares	(55,107,495)	(17,085,989)	(15,093,331)	(12,717,388)
Open Shares	(3,193,058)	(82,527)	(8,517,223)	(3,706,443)
Net increase (decrease) in net assets from capital stock transactions	81,008,278	102,800,973	18,497,933	2,227,312

Redemption fees (Note 2(j))
Institutional Shares	459	1,498	142	433
Open Shares	—	58	—	—
Net increase in net assets from redemption fees	459	1,556	142	433
Total increase (decrease) in net assets	108,588,981	110,650,008	40,245,175	11,010,990
Net assets at beginning of year	122,069,983	11,419,975	83,728,039	72,717,049
Net assets at end of year*	$230,658,964	$122,069,983	$123,973,214	$83,728,039
* Includes undistributed (distributions in excess of) net investment income of	$(11,715)	$(9,657)	$—	$210,232

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of year	11,338,350	1,201,733	7,451,909	7,111,530
Shares sold	9,739,154	11,697,734	2,789,363	1,465,424
Shares issued to shareholders from reinvestment of distributions	1,227,254	79,136	351,870	170,983
Shares redeemed	(4,162,955)	(1,640,253)	(1,280,448)	(1,296,028)
Net increase (decrease)	6,803,453	10,136,617	1,860,785	340,379
Shares outstanding at end of year	18,141,803	11,338,350	9,312,694	7,451,909

Open Shares
Shares outstanding at beginning of year	64,143	33,507	828,181	937,896
Shares sold	345,072	38,357	488,099	254,087
Shares issued to shareholders from reinvestment of distributions	14,437	386	17,379	13,013
Shares redeemed	(251,602)	(8,107)	(723,219)	(376,815)
Net increase (decrease)	107,907	30,636	(217,741)	(109,715)
Shares outstanding at end of year	172,050	64,143	610,440	828,181

The accompanying notes are an integral part of these financial statements.

44	Annual Report

Lazard US Mid Cap Equity Portfolio		Lazard US Small-Mid Cap Equity Portfolio		Lazard International Equity Portfolio
Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

$166,862	$344,026	$159,503	$918,024	$2,453,644	$2,018,859
16,729,461	7,992,414	52,614,411	13,525,692	7,599,559	4,095,848

(136,345)	824,069	48,010,929	17,023,607	24,751,149	17,837,058
16,759,978	9,160,509	100,784,843	31,467,323	34,804,352	23,951,765

(71,565)	(93,028)	(240,294)	(440,159)	(85,440)	(3,557,160)
(107,406)	(25,552)	(11,612)	—	(19,238)	(681,741)

—	—	(39,984,635)	(7,126,645)	—	—
—	—	(1,743,640)	(429,062)	—	—
(178,971)	(118,580)	(41,980,181)	(7,995,866)	(104,678)	(4,238,901)

1,958,798	11,992,786	10,080,594	136,617,944	68,935,302	29,943,240
4,834,306	9,008,006	3,168,805	4,413,215	19,759,582	9,963,361

61,917	72,879	39,918,663	7,492,237	65,632	3,072,022
103,233	23,280	1,720,581	400,942	10,642	439,254

(27,902,776)	(78,932,556)	(42,186,235)	(42,600,983)	(21,128,631)	(26,896,764)
(22,564,119)	(22,699,523)	(9,116,783)	(11,037,496)	(9,472,789)	(7,117,889)

(43,508,641)	(80,535,128)	3,585,625	95,285,859	58,169,738	9,403,224

5,813	27	155	15	1,593	1,914
651	180	842	80	360	83
6,464	207	997	95	1,953	1,997
(26,921,170)	(71,492,992)	62,391,284	118,757,411	92,871,365	29,118,085
72,294,826	143,787,818	305,838,945	187,081,534	134,697,450	105,579,365
$45,373,656	$72,294,826	$368,230,229	$305,838,945	$227,568,815	$134,697,450

$106,690	$178,968	$—	$229,350	$2,303,307	$(47,732)

2,461,019	7,726,268	21,804,765	14,128,698	7,380,561	6,956,141
139,534	945,652	644,554	10,509,382	4,296,937	2,165,534
4,230	5,864	2,532,936	567,164	4,074	217,033
(1,898,972)	(6,216,765)	(2,849,808)	(3,400,479)	(1,308,666)	(1,958,147)
(1,755,208)	(5,265,249)	327,682	7,676,067	2,992,345	424,420
705,811	2,461,019	22,132,447	21,804,765	10,372,906	7,380,561

3,358,349	4,439,926	1,237,189	1,739,728	1,713,621	1,485,123
340,607	731,390	212,424	352,470	1,218,460	711,367
7,159	1,942	113,139	31,226	654	30,763
(1,642,559)	(1,814,909)	(611,031)	(886,235)	(578,954)	(513,632)
(1,294,793)	(1,081,577)	(285,468)	(502,539)	640,160	228,498
2,063,556	3,358,349	951,721	1,237,189	2,353,781	1,713,621

Annual Report	45

	Lazard International Equity Select Portfolio		Lazard International Strategic Equity Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase (Decrease) in Net Assets
Operations
Net investment income	$211,954	$114,671	$19,943,838	$10,629,524
Net realized gain on investments and foreign currency	262,423	52,980	129,960,469	5,008,616
Net change in unrealized appreciation on investments and foreign currency	1,893,907	1,325,232	323,682,385	179,035,767
Net increase in net assets resulting from operations	2,368,284	1,492,883	473,586,692	194,673,907

Distributions to shareholders
From net investment income
Institutional Shares	(29,819)	(142,879)	(15,225,169)	(8,123,755)
Open Shares	(6,781)	(56,933)	(3,665,191)	(2,129,693)
From net realized gains
Institutional Shares	—	—	(12,783,804)	—
Open Shares	—	—	(4,645,191)	—
Net decrease in net assets resulting from distributions	(36,600)	(199,812)	(36,319,355)	(10,253,448)

Capital stock transactions
Net proceeds from sales
Institutional Shares	10,476,940	3,478,816	1,297,418,651	386,577,221
Open Shares	580,812	427,582	559,094,341	248,255,833
Net proceeds from reinvestment of distributions
Institutional Shares	26,558	105,790	23,504,798	6,962,916
Open Shares	6,511	54,482	7,112,344	2,036,931
Cost of shares redeemed
Institutional Shares	(765,224)	(1,385,837)	(185,860,486)	(74,579,297)
Open Shares	(460,659)	(497,811)	(125,201,877)	(42,953,515)
Net increase (decrease) in net assets from capital stock transactions	9,864,938	2,183,022	1,576,067,771	526,300,089

Redemption fees (Note 2(j))
Institutional Shares	499	604	32,289	1,650
Open Shares	—	48	10,305	7,292
Net increase in net assets from redemption fees	499	652	42,594	8,942
Total increase in net assets	12,197,121	3,476,745	2,013,377,702	710,729,490
Net assets at beginning of period	10,458,997	6,982,252	1,209,420,357	498,690,867
Net assets at end of period*	$22,656,118	$10,458,997	$3,222,798,059	$1,209,420,357
* Includes undistributed (distributions in excess of) net investment income of	$197,889	$20,553	$(94,562)	$1,257,090
(a) The Portfolio commenced operations on December 31, 2013.

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	889,319	629,470	76,287,527	46,042,276
Shares sold	1,161,787	427,257	98,516,379	36,524,263
Shares issued to shareholders from reinvestment of distributions	2,971	12,880	1,652,995	605,870
Shares redeemed	(84,882)	(180,288)	(13,699,986)	(6,884,882)
Net increase (decrease)	1,079,876	259,849	86,469,388	30,245,251
Shares outstanding at end of period	1,969,195	889,319	162,756,915	76,287,527

Open Shares
Shares outstanding at beginning of period	337,112	341,991	26,753,257	6,637,650
Shares sold	64,670	52,054	41,717,662	23,889,730
Shares issued to shareholders from reinvestment of distributions	725	6,698	496,337	176,604
Shares redeemed	(50,561)	(63,631)	(9,357,798)	(3,950,727)
Net increase (decrease)	14,834	(4,879)	32,856,201	20,115,607
Shares outstanding at end of period	351,946	337,112	59,609,458	26,753,257

The accompanying notes are an integral part of these financial statements.

46	Annual Report

Lazard International Small Cap Equity Portfolio		Lazard Global Equity Select Portfolio
Year Ended December 31, 2013	Year Ended December 31, 2012	Period Ended December 31, 2013 (a)

$652,354	$782,258	$—
11,845,709	2,343,967	—

3,644,151	8,864,066	3,267
16,142,214	11,990,291	3,267

(124,377)	(1,259,891)	—
(53,950)	(406,288)	—

—	—	—
—	—	—
(178,327)	(1,666,179)	—

11,104,859	1,758,201	1,900,000
2,656,728	2,705,153	100,000

123,461	1,233,303	—
52,095	391,808	—

(16,302,054)	(3,690,984)	—
(5,480,910)	(6,316,631)	—

(7,845,821)	(3,919,150)	2,000,000

—	34	—
266	4	—
266	38	—
8,118,332	6,405,000	2,003,267
63,028,510	56,623,510	—
$71,146,842	$63,028,510	$2,003,267

$649,765	$(67,900)	$—

5,583,338	5,682,315	—
1,135,839	229,753	190,000
13,204	160,597	—
(1,845,394)	(489,327)	—
(696,351)	(98,977)	190,000
4,886,987	5,583,338	190,000

2,163,219	2,586,982	—
292,353	365,819	10,000
5,554	50,866	—
(601,894)	(840,448)	—
(303,987)	(423,763)	10,000
1,859,232	2,163,219	10,000

Annual Report	47

The Lazard Funds, Inc. Financial Highlights

LAZARD US EQUITY CONCENTRATED PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Institutional Shares
Net asset value, beginning of year	$10.71	$9.24	$9.56	$8.62	$7.00
Income (loss) from investment operations:
Net investment income (a)	0.14	0.20	0.15	0.10	0.12
Net realized and unrealized gain (loss)	3.02	1.37	(0.30)	0.93	1.62
Total from investment operations	3.16	1.57	(0.15)	1.03	1.74
Less distributions from:
Net investment income	(0.14)	(0.10)	(0.17)	(0.09)	(0.12)
Net realized gains	(1.14)	—	—	—	—

Total distributions	(1.28)	(0.10)	(0.17)	(0.09)	(0.12)

Redemption fees	— (b)	— (b)	— (b)	— (b)	—

Net asset value, end of year	$12.59	$10.71	$9.24	$9.56	$8.62

Total Return (c)	29.59%	16.83%	-1.47%	12.00%	24.81%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$228,478	$121,379	$11,108	$13,066	$8,464
Ratios to average net assets:
Net expenses	0.85%	0.93%	0.75%	0.97%	1.00%
Gross expenses	0.85%	1.28%	2.27%	2.76%	3.44%
Net investment income	1.16%	1.94%	1.59%	1.19%	1.60%
Portfolio turnover rate	108%	116%	53%	53%	62%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Open Shares
Net asset value, beginning of year	$10.77	$9.30	$9.61	$8.67	$7.04
Income (loss) from investment operations:
Net investment income (a)	0.09	0.15	0.12	0.08	0.09
Net realized and unrealized gain (loss)	3.04	1.39	(0.29)	0.93	1.64

Total from investment operations	3.13	1.54	(0.17)	1.01	1.73
Less distributions from:
Net investment income	(0.08)	(0.07)	(0.14)	(0.07)	(0.10)
Net realized gains	(1.14)	—	—	—	—

Total distributions	(1.22)	(0.07)	(0.14)	(0.07)	(0.10)

Redemption fees	—	— (b)	— (b)	—	— (b)

Net asset value, end of year	$12.68	$10.77	$9.30	$9.61	$8.67

Total Return (c)	29.21%	16.51%	-1.77%	11.62%	24.49%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$2,181	$691	$312	$294	$300
Ratios to average net assets:
Net expenses	1.25%	1.19%	1.05%	1.27%	1.30%
Gross expenses	1.87%	4.84%	6.49%	7.28%	5.52%
Net investment income	0.74%	1.51%	1.30%	0.88%	1.15%
Portfolio turnover rate	108%	116%	53%	53%	62%

(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

48	Annual Report

LAZARD US STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Institutional Shares
Net asset value, beginning of year	$10.11	$9.03	$8.97	$8.02	$6.26
Income from investment operations:
Net investment income (a)	0.14	0.14	0.12	0.07	0.08
Net realized and unrealized gain	2.72	1.17	0.02	0.97	1.68

Total from investment operations	2.86	1.31	0.14	1.04	1.76
Less distributions from:
Net investment income	(0.15)	(0.23)	(0.08)	(0.09)	—
Net realized gains	(0.33)	—	—	—	—

Total distributions	(0.48)	(0.23)	(0.08)	(0.09)	—

Redemption fees	— (b)	— (b)	— (b)	— (b)	—

Net asset value, end of year	$12.49	$10.11	$9.03	$8.97	$8.02

Total Return (c)	28.38%	14.56%	1.65%	13.13%	28.12%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$116,323	$75,327	$64,239	$71,207	$66,153
Ratios to average net assets:
Net expenses	0.75%	0.75%	0.75%	1.01%	1.05%
Gross expenses	0.93%	0.99%	1.00%	1.06%	1.09%
Net investment income	1.21%	1.40%	1.29%	0.88%	1.26%
Portfolio turnover rate	71%	60%	48%	49%	76%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Open Shares
Net asset value, beginning of year	$10.14	$9.04	$8.97	$8.02	$6.28
Income from investment operations:
Net investment income (a)	0.11	0.11	0.09	0.05	0.07
Net realized and unrealized gain	2.73	1.16	0.03	0.97	1.67

Total from investment operations	2.84	1.27	0.12	1.02	1.74
Less distributions from:
Net investment income	(0.12)	(0.17)	(0.05)	(0.07)	—
Net realized gains	(0.33)	—	—	—	—

Total distributions	(0.45)	(0.17)	(0.05)	(0.07)	—

Redemption fees	—	—	—	— (b)	—

Net asset value, end of year	$12.53	$10.14	$9.04	$8.97	$8.02

Total Return (c)	28.04%	14.10%	1.42%	12.79%	27.71%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$7,650	$8,401	$8,478	$10,024	$8,945
Ratios to average net assets:
Net expenses	1.05%	1.05%	1.05%	1.31%	1.35%
Gross expenses	1.33%	1.37%	1.36%	1.44%	1.39%
Net investment income	0.95%	1.10%	0.99%	0.59%	0.96%
Portfolio turnover rate	71%	60%	48%	49%	76%

(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report	49

LAZARD US MID CAP EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Institutional Shares
Net asset value, beginning of year	$12.52	$11.87	$12.61	$10.31	$7.50
Income (loss) from investment operations:
Net investment income (a)	0.07	0.05	0.05	0.10	0.08
Net realized and unrealized gain (loss)	4.04	0.63	(0.75)	2.31	2.81

Total from investment operations	4.11	0.68	(0.70)	2.41	2.89
Less distributions from:
Net investment income	(0.05)	(0.03)	(0.04)	(0.11)	(0.08)

Total distributions	(0.05)	(0.03)	(0.04)	(0.11)	(0.08)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of year	$16.58	$12.52	$11.87	$12.61	$10.31

Total Return (c)	32.95%	5.76%	-5.58%	23.43%	38.49%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$11,706	$30,803	$91,740	$126,626	$143,267
Ratios to average net assets:
Net expenses	1.05%	0.98%	0.93%	0.91%	0.91%
Gross expenses	1.19%	0.98%	0.93%	0.91%	0.91%
Net investment income	0.46%	0.40%	0.37%	0.90%	0.90%
Portfolio turnover rate	133%	102%	83%	75%	77%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Open Shares
Net asset value, beginning of year	$12.35	$11.72	$12.45	$10.18	$7.40
Income (loss) from investment operations:
Net investment income (a)	0.02	0.03	0.01	0.07	0.05
Net realized and unrealized gain (loss)	4.00	0.61	(0.74)	2.28	2.78

Total from investment operations	4.02	0.64	(0.73)	2.35	2.83
Less distributions from:
Net investment income	(0.05)	(0.01)	— (b)	(0.08)	(0.05)

Total distributions	(0.05)	(0.01)	— (b)	(0.08)	(0.05)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of year	$16.32	$12.35	$11.72	$12.45	$10.18

Total Return (c)	32.59%	5.44%	-5.84%	23.09%	38.26%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$33,668	$41,492	$52,048	$69,551	$69,737
Ratios to average net assets:
Net expenses	1.35%	1.26%	1.19%	1.17%	1.17%
Gross expenses	1.43%	1.26%	1.19%	1.17%	1.17%
Net investment income	0.16%	0.21%	0.11%	0.66%	0.64%
Portfolio turnover rate	133%	102%	83%	75%	77%

(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

50	Annual Report

LAZARD US SMALL-MID CAP EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Institutional Shares
Net asset value, beginning of year	$13.29	$11.82	$14.55	$11.80	$7.59
Income (loss) from investment operations:
Net investment income (loss) (a)	0.01	0.05	0.01	0.09	(0.01)
Net realized and unrealized gain (loss)	4.70	1.77	(1.45)	2.70	4.22

Total from investment operations	4.71	1.82	(1.44)	2.79	4.21
Less distributions from:
Net investment income	(0.01)	(0.02)	—	(0.04)	—
Net realized gains	(2.02)	(0.33)	(1.29)	—	—

Total distributions	(2.03)	(0.35)	(1.29)	(0.04)	—

Redemption fees	— (b)	— (b)	— (b)	— (b)	—

Net asset value, end of year	$15.97	$13.29	$11.82	$14.55	$11.80

Total Return (c)	35.81%	15.45%	-9.83%	23.67%	55.47%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$353,565	$289,855	$167,042	$238,901	$56,042
Ratios to average net assets:
Net expenses	0.86%	0.88%	0.90%	1.00%	1.22%
Gross expenses	0.86%	0.88%	0.90%	1.00%	1.23%
Net investment income (loss)	0.06%	0.41%	0.08%	0.68%	-0.12%
Portfolio turnover rate	101%	92%	110%	114%	195%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Open Shares
Net asset value, beginning of year	$12.92	$11.52	$14.26	$11.56	$7.46
Income (loss) from investment operations:
Net investment income (loss) (a)	(0.04)	— (b)	(0.03)	0.03	(0.04)
Net realized and unrealized gain (loss)	4.56	1.73	(1.42)	2.67	4.14

Total from investment operations	4.52	1.73	(1.45)	2.70	4.10
Less distributions from:
Net investment income	(0.01)	—	—	—	—
Net realized gains	(2.02)	(0.33)	(1.29)	—	—

Total distributions	(2.03)	(0.33)	(1.29)	—	—

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of year	$15.41	$12.92	$11.52	$14.26	$11.56

Total Return (c)	35.47%	14.97%	-10.09%	23.36%	54.96%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$14,665	$15,984	$20,039	$21,620	$19,531
Ratios to average net assets:
Net expenses	1.20%	1.21%	1.21%	1.34%	1.51%
Gross expenses	1.20%	1.21%	1.21%	1.34%	1.52%
Net investment income (loss)	-0.27%	0.01%	-0.23%	0.21%	-0.40%
Portfolio turnover rate	101%	92%	110%	114%	195%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report	51

LAZARD INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Institutional Shares
Net asset value, beginning of year	$14.78	$12.49	$13.81	$13.14	$10.50
Income (loss) from investment operations:
Net investment income (a)	0.23	0.25	0.27	0.21	0.26
Net realized and unrealized gain (loss)	2.85	2.56	(1.25)	0.82	2.38

Total from investment operations	3.08	2.81	(0.98)	1.03	2.64
Less distributions from:
Net investment income	(0.01)	(0.52)	(0.34)	(0.36)	— (b)

Total distributions	(0.01)	(0.52)	(0.34)	(0.36)	— (b)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of year	$17.85	$14.78	$12.49	$13.81	$13.14

Total Return (c)	20.84%	22.70%	-7.17%	8.04%	25.19%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$185,199	$109,088	$86,880	$127,485	$139,070
Ratios to average net assets:
Net expenses	0.95%	1.02%	1.03%	0.98%	0.99%
Gross expenses	0.95%	1.02%	1.03%	0.98%	0.99%
Net investment income	1.42%	1.85%	1.99%	1.63%	2.33%
Portfolio turnover rate	43%	48%	39%	53%	66%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Open Shares
Net asset value, beginning of year	$14.94	$12.59	$13.91	$13.24	$10.60
Income (loss) from investment operations:
Net investment income (a)	0.19	0.21	0.24	0.16	0.22
Net realized and unrealized gain (loss)	2.88	2.57	(1.26)	0.83	2.42

Total from investment operations	3.07	2.78	(1.02)	0.99	2.64
Less distributions from:
Net investment income	(0.01)	(0.43)	(0.30)	(0.32)	—

Total distributions	(0.01)	(0.43)	(0.30)	(0.32)	—

Redemption fees	— (b)	— (b)	— (b)	— (b)	—

Net asset value, end of year	$18.00	$14.94	$12.59	$13.91	$13.24

Total Return (c)	20.55%	22.30%	-7.42%	7.65%	24.91%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$42,370	$25,610	$18,699	$28,670	$19,520
Ratios to average net assets:
Net expenses	1.23%	1.32%	1.33%	1.29%	1.27%
Gross expenses	1.23%	1.32%	1.33%	1.29%	1.27%
Net investment income	1.18%	1.49%	1.78%	1.25%	1.98%
Portfolio turnover rate	43%	48%	39%	53%	66%

(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any.

The accompanying notes are an integral part of these financial statements.

52	Annual Report

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Institutional Shares
Net asset value, beginning of year	$8.51	$7.18	$7.99	$7.70	$6.39
Income (loss) from investment operations:
Net investment income (a)	0.12	0.12	0.13	0.14	0.17
Net realized and unrealized gain (loss)	1.15	1.43	(0.70)	0.49	1.16

Total from investment operations	1.27	1.55	(0.57)	0.63	1.33
Less distributions from:
Net investment income	(0.02)	(0.22)	(0.24)	(0.34)	(0.02)

Total distributions	(0.02)	(0.22)	(0.24)	(0.34)	(0.02)

Redemption fees	— (b)	— (b)	— (b)	—	— (b)

Net asset value, end of year	$9.76	$8.51	$7.18	$7.99	$7.70

Total Return (c)	14.93%	21.59%	-7.14%	8.49%	20.86%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$19,212	$7,571	$4,519	$3,614	$3,925
Ratios to average net assets:
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses	2.45%	4.17%	4.66%	5.08%	3.46%
Net investment income	1.33%	1.55%	1.72%	1.80%	2.52%
Portfolio turnover rate	36%	46%	55%	75%	67%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Open Shares
Net asset value, beginning of year	$8.57	$7.20	$8.02	$7.72	$6.41
Income (loss) from investment operations:
Net investment income (a)	0.10	0.12	0.11	0.12	0.14
Net realized and unrealized gain (loss)	1.14	1.42	(0.72)	0.49	1.17

Total from investment operations	1.24	1.54	(0.61)	0.61	1.31
Less distributions from:
Net investment income	(0.02)	(0.17)	(0.21)	(0.31)	— (b)

Total distributions	(0.02)	(0.17)	(0.21)	(0.31)	— (b)

Redemption fees	—	— (b)	—	— (b)	— (b)

Net asset value, end of year	$9.79	$8.57	$7.20	$8.02	$7.72

Total Return (c)	14.48%	21.23%	-7.41%	8.29%	20.49%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$3,444	$2,888	$2,463	$3,056	$4,530
Ratios to average net assets:
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%
Gross expenses	3.03%	4.77%	5.12%	5.31%	3.62%
Net investment income	1.08%	1.55%	1.43%	1.56%	2.11%
Portfolio turnover rate	36%	46%	55%	75%	67%

(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report	53

LAZARD INTERNATIONAL STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Institutional Shares
Net asset value, beginning of year	$11.71	$9.46	$10.63	$9.41	$7.51
Income (loss) from investment operations:
Net investment income (a)	0.14	0.15	0.16	0.13	0.20
Net realized and unrealized gain (loss)	2.79	2.21	(1.19)	1.22	1.88

Total from investment operations	2.93	2.36	(1.03)	1.35	2.08
Less distributions from:
Net investment income	(0.10)	(0.11)	(0.14)	(0.13)	(0.18)
Net realized gains	(0.08)	—	—	—	—

Total distributions	(0.18)	(0.11)	(0.14)	(0.13)	(0.18)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of year	$14.46	$11.71	$9.46	$10.63	$9.41

Total Return (c)	25.02%	25.00%	-9.70%	14.43%	27.76%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$2,354,068	$893,610	$435,411	$356,098	$311,570
Ratios to average net assets:
Net expenses	0.86%	0.86%	0.88%	0.90%	0.91%
Gross expenses	0.86%	0.86%	0.88%	0.90%	0.91%
Net investment income	1.02%	1.45%	1.53%	1.30%	2.42%
Portfolio turnover rate	42%	52%	53%	55%	129%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Open Shares
Net asset value, beginning of year	$11.80	$9.53	$10.68	$9.43	$7.51
Income (loss) from investment operations:
Net investment income (a)	0.10	0.09	0.13	0.09	0.16
Net realized and unrealized gain (loss)	2.82	2.26	(1.20)	1.24	1.90

Total from investment operations	2.92	2.35	(1.07)	1.33	2.06
Less distributions from:
Net investment income	(0.07)	(0.08)	(0.08)	(0.08)	(0.14)
Net realized gains	(0.08)	—	—	—	—

Total distributions	(0.15)	(0.08)	(0.08)	(0.08)	(0.14)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of year	$14.57	$11.80	$9.53	$10.68	$9.43

Total Return (c)	24.73%	24.74%	-10.01%	14.09%	27.38%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$868,730	$315,811	$63,280	$46,051	$19,446
Ratios to average net assets:
Net expenses	1.10%	1.13%	1.16%	1.20%	1.21%
Gross expenses	1.10%	1.13%	1.16%	1.20%	1.21%
Net investment income	0.78%	0.87%	1.26%	0.89%	1.98%
Portfolio turnover rate	42%	52%	53%	55%	129%

(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any.

The accompanying notes are an integral part of these financial statements.

54	Annual Report

LAZARD INTERNATIONAL SMALL CAP EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Institutional Shares
Net asset value, beginning of year	$8.12	$6.84	$8.12	$6.68	$4.80
Income (loss) from investment operations:
Net investment income (a)	0.11	0.11	0.13	0.10	0.08
Net realized and unrealized gain (loss)	2.34	1.40	(1.27)	1.45	1.80

Total from investment operations	2.45	1.51	(1.14)	1.55	1.88
Less distributions from:
Net investment income	(0.03)	(0.23)	(0.14)	(0.11)	—

Total distributions	(0.03)	(0.23)	(0.14)	(0.11)	—

Redemption fees	—	— (b)	— (b)	— (b)	— (b)

Net asset value, end of year	$10.54	$8.12	$6.84	$8.12	$6.68

Total Return (c)	30.20%	22.28%	-14.11%	23.55%	39.17%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$51,508	$45,360	$38,879	$47,134	$40,243
Ratios to average net assets:
Net expenses	1.13%	1.13%	1.13%	1.13%	1.17%
Gross expenses	1.19%	1.18%	1.17%	1.21%	1.21%
Net investment income	1.15%	1.40%	1.65%	1.39%	1.55%
Portfolio turnover rate	58%	48%	28%	41%	51%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Open Shares
Net asset value, beginning of year	$8.17	$6.86	$8.14	$6.70	$4.82
Income (loss) from investment operations:
Net investment income (a)	0.08	0.08	0.10	0.08	0.07
Net realized and unrealized gain (loss)	2.34	1.41	(1.26)	1.45	1.81

Total from investment operations	2.42	1.49	(1.16)	1.53	1.88
Less distributions from:
Net investment income	(0.03)	(0.18)	(0.12)	(0.09)	—

Total distributions	(0.03)	(0.18)	(0.12)	(0.09)	—

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of year	$10.56	$8.17	$6.86	$8.14	$6.70

Total Return (c)	29.65%	21.96%	-14.36%	23.13%	39.00%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$19,639	$17,669	$17,744	$24,984	$27,920
Ratios to average net assets:
Net expenses	1.43%	1.43%	1.43%	1.43%	1.43%
Gross expenses	1.48%	1.48%	1.46%	1.49%	1.48%
Net investment income	0.85%	1.08%	1.34%	1.09%	1.28%
Portfolio turnover rate	58%	48%	28%	41%	51%

(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report	55

LAZARD GLOBAL EQUITY SELECT PORTFOLIO

Selected data for a share of capital	Period Ended
stock outstanding throughout the period	12/31/13*
Institutional Shares
Net asset value, beginning of period	$10.00
Income from investment operations:
Net realized and unrealized gain	0.02

Total from investment operations	0.02

Net asset value, end of period	$10.02

Total Return (b)	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,903
Ratios to average net assets:
Net expenses	0.00%
Gross expenses (a)	91.25%
Net investment income	0.00%
Portfolio turnover rate	0.00%

Selected data for a share of capital	Period Ended
stock outstanding throughout the period	12/31/13*
Open Shares
Net asset value, beginning of period	$10.00
Income from investment operations:
Net realized and unrealized gain	0.01

Total from investment operations	0.01

Net asset value, end of period	$10.01

Total Return (b)	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$100
Ratios to average net assets:
Net expenses	0.00%
Gross expenses (a)	91.25%
Net investment income	0.00%
Portfolio turnover rate	0.00%

*	The Portfolio commenced operations on December 31, 2013.
(a)	Gross expense ratio was the result of the Portfolio being in existence for one day during the period ended December 31, 2013. Annualized for a period of less than one year.
(b)	Certain expenses of the Portfolio have been waived or reimbursement by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

56	Annual Report

The Lazard Funds, Inc. Notes to Financial Statements December 31, 2013

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund, which comprise twenty-five no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Mid Cap Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard Global Equity Select Portfolio (commenced investment operations on December 31, 2013), Lazard Global Listed Infrastructure Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio (commenced investment operations on October 31, 2013), Lazard Emerging Markets Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi-Strategy Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard Explorer Total Return Portfolio (commenced investment operations on June 28, 2013), Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio (formerly, Lazard International Realty Equity Portfolio), Lazard US Short Duration Fixed Income Portfolio (formerly, Lazard U.S. Municipal Portfolio), Lazard US Corporate Income Portfolio (formerly, Lazard U.S. High Yield Portfolio), Lazard Global Fixed Income Portfolio, Lazard Multi-Asset Targeted Volatility Portfolio, and Lazard Capital Allocator Opportunistic Strategies Portfolio. All Portfolios, other than the US Equity Concentrated Portfolio, the Emerging Markets Debt Portfolio, the Explorer Total Return Portfolio, the US Realty Equity Portfolio and the Global Realty Equity Portfolio, are operated as “diversified” funds, as defined in the Act. Multi-Asset Targeted Volatility Portfolio had not commenced operations as of December 31, 2013. This report includes only the financial statements of US Equity Concentrated Portfolio, US Strategic Equity Portfolio, US Mid Cap Equity Portfolio, US Small-Mid Cap Equity Portfolio, International Equity Portfolio, International Equity Select Portfolio, International Strategic Equity Portfolio, International Small Cap Equity Portfolio and Global Equity Select Portfolio (the “Portfolios”). The financial statements of other portfolios are presented separately.

Effective November 29, 2013, the Fund commenced offering R6 Shares. Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus). As of December 31, 2013, no R6 Shares have been issued.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Investments in money market funds are valued at the fund’s net asset value (“NAV”). Repurchase agreements are valued at the principal amounts plus accrued interest.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on

Annual Report	57

which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily.

The Portfolios may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based upon income earned or capital gains (realized or unrealized). The Portfolios accrue and apply such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements under the terms of a Master Repurchase Agreement, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which, at all times, is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. Upon an event of default under the Master Repurchase Agreement, if the seller defaults, the affected Portfolio may retain the collateral in lieu of repayment. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Portfolio may be delayed or limited.

At December 31, 2013, the US Small-Mid Cap Equity Portfolio and International Equity Portfolio had investments in repurchase agreements with a value of $12,271,000 and $12,039,000, respectively, as shown on the Statements of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at year end.

(d) Foreign Currency Translation—The accounting records of the Portfolios are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

(e) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

58	Annual Report

At December 31, 2013, the following Portfolios had unused realized capital losses which, for federal income tax purposes, could be used to offset future realized capital gains as follows:

Portfolio	Expiring 2016	Expiring 2017

US Mid Cap Equity	$3,258,313	$40,427,588
International Equity	—	20,576,570
International Equity Select	179,007	2,653,216
International Small Cap Equity	—	13,536,598

Portfolio	Expiring 2018	Expiring 2019

International Equity	$5,103,235	$—
International Equity Select	1,173,332	—
International Small Cap Equity	50,821,243	4,306,477

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2013, the following Portfolios elected to defer net capital and foreign currency losses arising between November 1, 2013 and December 31, 2013 as follows:

Portfolio	Amount

International Equity Select	$95,880
International Strategic Equity	12,284
Global Equity Select	4

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2012), or expected to be taken in the Portfolios’ 2013 tax returns.

(f) Dividends and Distributions—Dividends from net investment income, if any, on shares of the Portfolios will be de-

clared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies and distributions from real estate investment trusts and partnerships. The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts.

The tax character of dividends and distributions paid during the years ended December 31, was as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2013	2012	2013	2012

US Equity Concentrated
Institutional	$19,345,344	$1,071,583	$2,077,289	$—
Open	163,877	4,154	17,597	—
US Strategic Equity
Institutional	1,329,294	1,706,939	2,921,741	—
Open	110,427	147,376	242,714	—
US Mid Cap Equity
Institutional	74,720	93,028	—	—
Open	104,251	25,552	—	—
US Small-Mid Cap Equity
Institutional	17,518,115	1,653,812	22,505,790	5,732,772
Open	856,245	136,415	1,100,031	472,867
International Equity
Institutional	85,040	3,557,160	—	—
Open	19,638	681,741	—	—
International Equity Select
Institutional	29,686	142,879	—	—
Open	6,914	56,933	—	—

Annual Report	59

	Ordinary Income		Long-Term Capital Gain
Portfolio	2013	2012	2013	2012

International Strategic Equity
Institutional	$13,963,754	$8,123,755	$12,883,513	$—
Open	4,926,606	2,129,693	4,545,482	—
International Small Cap Equity
Institutional	124,472	1,259,891	—	—
Open	53,855	406,288	—	—

As of December 31, 2013, the components of distributable earnings, on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation Including Foreign Currency	Other Temporary Differences

US Equity Concentrated	$2,800,291	$6,072,149	$24,407,528	$11,715
US Strategic Equity	—	2,069,714	19,048,492	—
US Mid Cap Equity	106,690	—	941,723	(1)
US Small-Mid Cap Equity	6,479,741	7,261,466	63,611,635	2
International Equity	2,302,380	—	45,406,575	—
International Equity Select	197,849	—	3,067,094	1
International Strategic Equity	—	43,792,015	506,659,454	12,058
International Small Cap Equity	1,597,888	—	15,308,256	(3)
Global Equity Select	—	—	3,271	—

(g) Offering Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio.

(h) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all the portfolios of the Fund primarily on the basis of relative net assets. A Portfolio accrues distribution and service (12b-1) fees to its Open Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(i) Expense Reductions—The Portfolios’ excess cash in demand deposit accounts, if any, may receive credits that are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of any credits separately as an expense reduction.

(j) Redemption Fee—Each Portfolio may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by each Portfolio and are included as paid in capital on its Statement of Assets and Liabilities. The fees are also shown on its Statements of Changes in Net Assets.

(k) Estimates—The preparation of financial statements in conformity with GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

US Equity Concentrated	0.70%
US Strategic Equity	0.70
US Mid Cap Equity	0.75
US Small-Mid Cap Equity	0.75
International Equity	0.75
International Equity Select	0.85
International Strategic Equity	0.75
International Small Cap Equity	0.75
Global Equity Select	0.85

60	Annual Report

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Institutional Shares	Open Shares

US Equity Concentrated	0.95%	1.25%
US Strategic Equity	0.75	1.05
US Mid Cap Equity	1.05	1.35
US Small-Mid Cap Equity Portfolio	1.15	1.45
International Equity	1.05	1.35
International Equity Select	1.15	1.45
International Strategic Equity	1.15	1.45
International Small Cap Equity	1.13	1.43
Global Equity Select	1.10	1.40

During the year or period ended December 31, 2013, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
	Management	Expenses	Management	Expenses
Portfolio	Fees Waived	Reimbursed	Fees Waived	Reimbursed

US Equity Concentrated	$—	$—	$10,478	$—
US Strategic Equity	178,914	—	22,934	—
US Mid Cap Equity	34,266	—	26,784	—
International Equity Select	113,931	60,412	26,535	22,706
International Small Cap Equity	27,611	—	10,001	—
Global Equity Select	—	4,750	—	250

The Fund has entered into an administration agreement with State Street to provide certain administrative services to the Portfolios. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of the $42,500 annual fee for the Global Equity Select Portfolio until the Portfolio’s net assets reach $25 million.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential in-

vestors and certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

Boston Financial Data Services, Inc. (“BFDS”) is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio has commenced operations.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $100,000, (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chairman of $5,000. Such Directors are also reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Compensation is, generally, divided among the Lazard Funds based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement.

Annual Report	61

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year or period ended December 31, 2013 were as follows:

Portfolio	Purchases	Sales

US Equity Concentrated	$246,742,442	$195,238,127
US Strategic Equity	88,567,535	73,628,709
US Mid Cap Equity	75,885,066	123,480,976
US Small-Mid Cap Equity	323,430,750	368,323,851
International Equity	124,993,849	72,938,094
International Equity Select	15,089,487	5,734,609
International Strategic Equity	2,285,697,812	838,355,869
International Small Cap Equity	35,123,174	44,694,803
Global Equity Select	1,510,115	—

For the year or period ended December 31, 2013, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at the higher of the Federal Funds rate or Overnight LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.10% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the year ended December 31, 2013, the Portfolios had borrowings under the Agreement as follows:

			Weighted	Number of
	Average	Maximum	Average	Days
	Daily Loan	Daily Loan	Interest	Borrowings
Portfolio	Balance*	Outstanding	Rate	were Outstanding

US Equity Concentrated	$22,000,000	$22,000,000	1.10%	1
US Strategic Equity	1,200,000	1,200,000	1.10	3
US Mid Cap Equity	2,325,714	7,800,000	1.12	7
US Small-Mid Cap Equity	6,544,000	7,400,000	1.18	5
International Small Cap Equity	1,220,647	6,700,000	1.15	17

* For days borrowings were outstanding.

7. Non-US Securities Investment Risks

The Portfolios invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as exposure to less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars carry the risk that such currencies will decline in value relative to the US dollar and affect the value of these investments held in the Portfolios. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. However, the capital markets in the US and internationally have experienced unprecedented volatility in recent years, causing significant declines in the value and liquidity of many securities. These market conditions may continue to worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to investments denominated in emerging markets currencies.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that mar-

62	Annual Report

ket participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following tables summarize the valuation of the Portfolios’ investments by each fair value hierarchy level as of December 31, 2013:

	Unadjusted
	Quoted Prices in
	Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Balance as of
Description	(Level 1)	(Level 2)	(Level 3)	December 31, 2013

US Equity Concentrated Portfolio
Common Stocks	$206,792,680	$—	$—	$206,792,680
Short-Term Investment	23,087,206	—	—	23,087,206
Total	$229,879,886	$—	$—	$229,879,886

US Strategic Equity Portfolio
Common Stocks	$122,475,052	$—	$—	$122,475,052
Preferred Stock*	—	—	—	—
Short-Term Investment	1,584,648	—	—	1,584,648
Total	$124,059,700	$—	$—	$124,059,700

US Mid Cap Equity Portfolio
Common Stocks	$40,494,988	$—	$—	$40,494,988
Preferred Stock*	—	—	—	—
Short-Term Investment	1,260,548	—	—	1,260,548
Total	$41,755,536	$—	$—	$41,755,536

US Small-Mid Cap Equity Portfolio
Common Stocks	$355,673,642	$—	$—	$355,673,642
Preferred Stock*	—	—	—	—
Repurchase Agreement	—	12,271,000	—	12,271,000
Total	$355,673,642	$12,271,000	$—	$367,944,642

International Equity Portfolio
Common Stocks:
Thailand	$—	$1,249,601	$—	$1,249,601
Other	214,748,260	—	—	214,748,260
Repurchase Agreement	—	12,039,000	—	12,039,000
Total	$214,748,260	$13,288,601	$—	$228,036,861

Annual Report	63

	Unadjusted
	Quoted Prices in
	Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Balance as of
Description	(Level 1)	(Level 2)	(Level 3)	December 31, 2013

International Equity Select Portfolio
Common Stocks:
Russia	$269,531	$211,498	$—	$481,029
Other	21,355,134	—	—	21,355,134
Short-Term Investment	766,455	—	—	766,455
Total	$22,391,120	$211,498	$—	$22,602,618

International Strategic Equity Portfolio
Common Stocks	$3,084,025,100	$—	$—	$3,084,025,100
Short-Term Investment	189,841,465	—	—	189,841,465
Total	$3,273,866,565	$—	$—	$3,273,866,565

International Small Cap Equity Portfolio
Common Stocks	$67,326,998	$—	$—	$67,326,998
Preferred Stocks	1,347,245	—	—	1,347,245
Short-Term Investment	2,902,953	—	—	2,902,953
Total	$71,577,196	$—	$—	$71,577,196

Global Equity Select Portfolio
Common Stocks	$1,513,258	$—	$—	$1,513,258
Total	$1,513,258	$—	$—	$1,513,258

* The Preferred Stock was reported in the Portfolios of investments at zero market value.

Certain common stocks (see footnote (d) in the Notes to Portfolios of Investments) included in Level 2 were valued based on reference to similar securities from the same issuers which were trading on active markets. The repurchase agreements included in Level 2 were valued at the principal amounts plus accrued interest.

The fair value measurement process for the Level 3 preferred stock of Better Place, Inc., a company that was working to build the infrastructure to deliver a range of services relating to the use of electric vehicles, including battery charging and swap stations, includes significant unobservable inputs, including the recent bankruptcy filing of the company which is reflected in its current valuation of zero.

In connection with the periodic implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities (other than those securities described in footnote (d) in the Notes to Portfolios of Investments) in the International Equity, International Equity Select, International Strategic Equity and International Small Cap Equity Portfolios can transfer from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met.

As of December 31, 2013, securities valued at the following amounts were transferred from Level 2 to Level 1:

Portfolio	Amount

US Equity Concentrated	$13,156,276
US Strategic Equity	1,324,107
US Mid Cap Equity	923,402
International Equity	80,113,364
International Equity Select	6,849,345
International Strategic Equity	766,029,676
International Small Cap Equity	42,460,739

The short-term investments were transferred from Level 2 to Level 1 based on increased reliance on the NAV of an open-end mutual fund as being representative of an active market price. There were no other transfers into or out of Levels 1, 2 or 3 during the year ended December 31, 2013. Transfers between levels are recognized at the beginning of the reporting period.

For further information regarding security characteristics see Portfolios of Investments.

64	Annual Report

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended December 31, 2013.

										Net Change in
										Unrealized
										Depreciation
										from Investments
	Balance as of	Accrued	Realized	Change in			Transfers	Transfers	Balance as of	Still Held at
	December 31,	Discounts	Gain	Unrealized			Into	Out of	December 31,	December 31,
Description	2012	(Premiums)	(Loss)	Depreciation	Purchases	Sales	Level 3	Level 3	2013	2013
US Strategic Equity
Preferred Stock*	$23,582	$ —	$ —	$(23,582)	$ —	$ —	$ —	$ —	$ —	$(23,582)
US Mid Cap Equity
Preferred Stock*	$67,990	$ —	$ —	$(67,990)	$ —	$ —	$ —	$ —	$ —	$(67,990)
US Small-Mid Cap Equity
Preferred Stock*	$23,551	$ —	$ —	$(23,551)	$ —	$ —	$ —	$ —	$ —	$(23,551)

* The Preferred stock was reported in the Portfolios of Investments at zero market value.

10. Accounting Standards Update

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2013-08 Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. This ASU clarifies the characteristics of an investment company, provides comprehensive guidance to determine whether an entity is an investment company and sets certain measurement and disclosure requirements. This ASU is effective for interim and annual periods in the fiscal years that begin after December 15, 2013. The Investment Manager does not expect that the adoption of this standard will have a material impact on the financial statements.

11. Subsequent Events

Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements and has determined that there are no such subsequent events that require disclosure.

Annual Report	65

The Lazard Funds, Inc. Report of Independent Registered Public Accounting Firm

Anchin, Block & Anchin LLP Accountants & Advisors 1375 Broadway New York, NY 10018
212 840-3456
www.anchin.com

Report of Independent Registered Public Accounting Firm

To The Board of Directors and Shareholders of The Lazard Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Mid Cap Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Small Cap Equity Portfolio and Lazard Global Equity Select Portfolio (commenced operations on December 31, 2013) (each individually a “Portfolio”) which are nine of the Portfolios constituting The Lazard Funds, Inc. (the “Fund”) as of December 31, 2013 and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years in the period then ended or for the period from the date noted above to December 31, 2013 and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights as stated above present fairly, in all material respects, the financial position of each of the Portfolios of The Lazard Funds, Inc. listed above as of December 31, 2013, the results of their operations for the year or period then ended, the changes in their net assets for each of the two years in the period then ended or from the date noted in the first paragraph above to December 31, 2013 and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

ANCHIN, BLOCK & ANCHIN LLP

New York, New York
February 28, 2014

66	Annual Report

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Kenneth S. Davidson (68)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Balestra Capital, Ltd., an investment manager and adviser, Senior Advisor (July 2012 – present)

Aquiline Holdings LLC, an investment manager, Partner (2006 – June 2012)

Nancy A. Eckl (51)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (59 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Leon M. Pollack (73)	Director (August 2006)	Private Investor

Richard Reiss, Jr. (69)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (66)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Directors(4):

Charles L. Carroll (53)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (53)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director also serves as a Director for each of the Lazard Funds (comprised of, as of January 31, 2014, 31 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors (as defined below) are also board members of Lazard Alternative Strategies 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager.

(3)	“Independent Directors” are not “interested persons” (as defined in the Act) of the Fund.

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

Annual Report	67

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (41)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (55)	Treasurer (May 2003)	Vice President of the Investment Manager

Brian D. Simon (51)	Chief Compliance Officer (January 2009) and Assistant Secretary (November 2002)	Managing Director (since February 2011, previously Director) of the Investment Manager and Chief Compliance Officer (since January 2009) of the Investment Manager and the Fund

Tamar Goldstein (38)	Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President and Counsel) of the Investment Manager

Cesar A. Trelles (39)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other Lazard Funds.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

68	Annual Report

The Lazard Funds, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

Lazard Global Equity Select Portfolio

At a meeting of the Fund’s Board held on November 12, 2013, the Board considered the approval of the Management Agreement between the Fund, on behalf of the Lazard Global Equity Select Portfolio, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services provided to the Fund by the Investment Manager, including a discussion of the Investment Manager and its clients (of which the existing Lazard Funds complex of 30 active funds comprised approximately $24 billion of the approximately $160 billion of total assets under the management of the Investment Manager and its global subsidiaries as of September 30, 2013); the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels; and the Investment Manager’s personnel, resources, financial condition and experience. The Board received a presentation on the Portfolio from members of the Portfolio’s proposed portfolio management team, including the strategies to be employed for the Portfolio and the Portfolio’s portfolio management team, including professional biographies.

The Directors considered the various services to be provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Portfolio was expected to benefit from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure would be greater than those typically provided to a $24 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information

The Directors reviewed comparative management fee and expense ratio information prepared by Lipper, noting the limitations of the comparison groups for the Portfolio (each, the “Group”).

Management Fee and Expense Ratios. Representatives of the Investment Manager reviewed the proposed management fee and anticipated expense ratios for the Portfolio and the comparisons provided by Lipper, which compared contractual management fees and expense ratios for the Portfolio to its respective Groups and comparison universes (each, a “Universe”), and the Directors noted the methodology and assumptions used by Lipper, including that the management fee comparisons and the rankings used therein include administrative fees (which are paid to the Fund’s third party administrator that is not affiliated with the Investment Manager). The proposed management fee for the Portfolio was slightly above the Group median (by approximately three basis points) for Institutional Shares and Open Shares. The net expense ratio for Institutional Shares was above the

Annual Report	69

Group median and at the Universe median, and the net expense ratio for Open Shares was above the Group and Universe medians. Representatives of the Investment Manager noted that several funds in the Open Shares Group did not have distribution or shareholder servicing plans. The Directors also reviewed the contractual management fees and expenses of funds in the Morningstar World Stock category and noted that the Portfolio’s Institutional Shares’ contractual management fees and expenses were at the medians of those of the funds in the category.

The Directors also reviewed information regarding advisory fees charged to the accounts of other clients of the Investment Manager with investment objectives, policies and strategies similar to those of the Portfolio and considered the relevance of this fee information.

Performance. Since the Portfolio had not yet commenced operations, there was no performance for the Directors to consider. The Directors were provided with composite performance information for the Investment Manager’s global equity select strategy.

Investment Manager Profitability and Economies of Scale

Representatives of the Investment Manager referred to recent discussions regarding considerations of profitability and economies of scale in respect of the Fund’s existing Portfolios and noted that because the Lazard Global Equity Select Portfolio is newly formed, has not commenced operations and the eventual aggregate amount of the Portfolio’s assets was uncertain, specific information concerning the cost of services to be provided to the Portfolio and the expected profits to be realized by the Investment Manager and its affiliates from their relationships with the Portfolio and economies of scale would be subject to a number of assumptions and would be speculative and not meaningful. The Investment Manager’s representatives stated that they did not expect the Investment Manager to realize any current profits on the Portfolio initially, noting the Investment Manager’s agreement to waive its fees and/or reimburse the Portfolio for at least two years following the Portfolio’s commencement of operations to maintain the expense ratios reflected in the Lipper materials. The Board determined to revisit this issue no later than when it next reviewed the investment management fee in connection with renewal of the Management Agreement. The Investment Manager’s representatives noted that neither the Investment Manager nor its affiliates were expected to receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Portfolio. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage and soft dollar practices. The representatives of the Investment Manager stated that the Investment Manager intends to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Portfolio would not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolio’s Open Shares.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the approval of the Management Agreement with respect to the Portfolio. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

•	The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research and other services and infrastructure (as discussed above) associated with an approximately $160 billion global asset management business.

•	The Board was satisfied with the resources the Investment Manager was to devote to management of the Portfolio.

•	The Board concluded that the Portfolio’s fees to be paid to the Investment Manager were reasonable in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Portfolio increase. The Board determined it would seek to have the Investment Manager share any material economies of scale with the Portfolio.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Management Agreement for the Portfolio was in the best interests of the Portfolio.

70	Annual Report

The Lazard Funds, Inc. Tax Information Year Ended December 31, 2013 (unaudited)

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2013:

Of the dividends paid by the Portfolios, the corresponding percentage shown below is qualified dividend income.

Portfolio	Percentage
US Equity Concentrated	15.58%
US Strategic Equity	100.00
US Mid Cap Equity	100.00
US Small-Mid Cap Equity	15.81
International Equity	100.00
International Equity Select	100.00
International Strategic Equity	100.00
International Small Cap Equity	100.00
Global Equity Select	—

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend qualify for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage
US Equity Concentrated	11.74%
US Strategic Equity	100.00
US Mid Cap Equity	100.00
US Small-Mid Cap Equity	14.07
International Equity	—
International Equity Select	—
International Strategic Equity	1.45
International Small Cap Equity	—
Global Equity Select	—

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Annual Report	71

NOTES

The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com
LZDPS020

Lazard Funds Annual Report

December 31, 2013

Emerging Market Funds

Lazard Emerging Markets Equity Portfolio

Lazard Emerging Markets Core Equity Portfolio

Lazard Developing Markets Equity Portfolio

Lazard Emerging Markets Equity Blend Portfolio

Lazard Emerging Markets Multi-Strategy Portfolio

Lazard Emerging Markets Debt Portfolio

Lazard Explorer Total Return Portfolio

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
9	Performance Overviews
16	Information About Your Portfolio’s Expenses
18	Portfolio Holdings Presented by Sector and Region
19	Portfolios of Investments
19	Lazard Emerging Markets Equity Portfolio
21	Lazard Emerging Markets Core Equity Portfolio
23	Lazard Developing Markets Equity Portfolio
25	Lazard Emerging Markets Equity Blend Portfolio
28	Lazard Emerging Markets Multi-Strategy Portfolio
41	Lazard Emerging Markets Debt Portfolio
50	Lazard Explorer Total Return Portfolio
57	Notes to Portfolios of Investments
60	Statements of Assets and Liabilities
62	Statements of Operations
64	Statements of Changes in Net Assets
67	Financial Highlights
74	Notes to Financial Statements
91	Report of Independent Registered Public Accounting Firm
92	Board of Directors and Officers Information
94	Other Information
96	Tax Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain investment objectives, risks, charges, expenses and other information about Portfolios of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report	1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

The year 2013 was one of many contrasts. Some records were set, with US equities reaching new highs, while US bond returns were negative for the first time in more than a decade. Equities globally made good headway, led by a surge in developed-market stocks, which significantly outpaced their emerging-market counterparts during the year. Markets in the United States, Japan, and Europe did well, with returns in the low double digits fueled by accommodative central bank policy and signs of healing in their respective economies.

Bond markets were subdued in comparison to a strong 2012, amid expectations of higher long-term interest rates. Meanwhile, emerging markets equity and debt weakened over concerns about widening current account deficits in the developing world. From a global perspective, corporate profitability and balance sheets remain strong and we anticipate that the operating backdrop for companies will continue to improve.

We are also pleased to inform you of a change to the format of the Lazard Funds’ annual and semiannual reports. Beginning this year-end, we will be reporting on the Lazard Funds through a set of five reports grouped by asset class. This allows us to increase ease of access to fund information for our shareholders and reduce production costs.

As always, at Lazard Asset Management, we remain focused on active management and are committed to leveraging our strengths to help you, a valued shareholder in Lazard Funds, achieve your financial goals. We appreciate your continued confidence in our investment management capabilities, and feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2	Annual Report

The Lazard Funds, Inc. Investment Overviews

Emerging Markets Equities and Debt

The year ended December 31, 2013 was a period dominated by speculation over the timing of the US Federal Reserve (the Fed) tapering purchases of US bonds, leading to concerns over the effects of higher US interest rates. The likelihood of this trend strengthening the US dollar, coupled with weakness in commodity prices and concerns over Chinese credit, resulted in one of the worst periods ever for emerging markets equities when measured against developed markets’ shares. The Morgan Stanley Capital International (MSCI®) Emerging Markets Index (the “EM Index”) declined by approximately 2.6%, as measured in US dollar terms, during the period. During the year, shares in Asia fared best, rising by almost 2%. Eastern European equities finished marginally higher, while those in Latin America fell significantly, weighed down by mining and energy shares.

Equities in Latin American markets underperformed all other regions, mainly due to languishing commodity prices. Returns were poor across all of the resource-rich markets of Chile, Colombia, Peru, and Brazil. Brazil, with a current account deficit and slowing economy, was a target for currency speculators. Mexican stocks rose modestly as the result of the excitement over newly elected President Peña Nieto’s reform agenda and its trade ties to the United States. The strongest performing market was in Argentina, which is not included in the EM Index. Its market was aided by negotiations over an agreement between the Argentine government and the Spanish oil company Repsol, concerning compensation for Argentina’s expropriation of Repsol’s controlling interest in YPF Sociedad Anonima in 2012.

As a region, eastern Europe, the Middle East, and Africa generated mostly positive returns in 2013. However, the Czech Republic and Hungary, where the economies were weak, South Africa, which was affected by the Fed’s tapering and lower commodity prices, and Turkey, where an apparent dispute between the ruling AK Party and the Gulen movement resulted in stock market and lira weakness, all declined during the period. The Turkish dispute, which was on top of currency pressures caused by Turkey’s vulnerability to the Fed’s tapering, forced the resignation of several government ministers and company leaders in December. Egyptian shares increased following a military coup and actions towards a constitutional referendum. Equities in Greece, re-admitted into the EM Index during the year, rebounded strongly as investors visualized recovery potential following the country’s multi-year economic calamity.

Overall, Asian markets rose modestly during the year. Indonesian and Thai equities were the worst performers in the region. Indonesian equities declined after several years of strong performance. This prolonged share strength, combined with the country’s current account deficit, made Indonesia a predictable location for a sell-off at the time of the Fed’s tapering announcement. Thai stocks fell, especially toward the end of the year, after the Prime Minister dissolved parliament’s lower house and called for an election, and following attempts in October to pardon the country’s former President Thaksin Shinawatra. Philippine equities also declined in the aftermath of the tragic typhoon. Indian shares demonstrated an impressive recovery following the appointment of a new Reserve Bank of India governor and despite sensitivity in the summer to the Fed’s potential initial tapering of US bond purchases. Equities in Taiwan, South Korea, and China were aided by their relatively strong currency reserves positions, an improving global economy, as well as strong performance in the technology sector.

From a sector perspective the information technology, health care, and consumer discretionary sectors performed well while the materials and energy sectors substantially underperformed the EM Index.

The year 2013 delivered the second-worst return in the 11-year history of emerging markets debt (the longest shared history of the emerging markets external and local debt indices dates back to 2003). Local debt, as represented by the JPMorgan Government Bond Index – Emerging Markets (“GBI-EM”) Global Diversified® Index, returned -9.0% for the year, while external debt, as represented by the JPMorgan Emerging Market Bond Index (“EMBI”) Global Diversified® Index, returned -5.3%. The broad emerging markets debt universe, as represented by the 50% JPMorgan EMBI Global Diversified Index/50% JPMorgan GBI-EM Global Diversified Index (the “Global Diversified Index”), returned -7.1% for the year.

The primary drivers of negative performance in emerging markets debt included (a) a 125 basis point rise in US Treasury yields, (b) worsening current account deficits across the emerging world, which pressured emerging-market currencies, and (c) relative improvement of developed market growth versus the emerging world. The combination of these factors resulted in abysmal performance for emerging markets fixed income, not only against its own history, but

Annual Report	3

even compared to other fixed-income markets like US Treasuries and global high yield.

Lazard Emerging Markets Equity Portfolio

For the year ended December 31, 2013, the Lazard Emerging Markets Equity Portfolio’s Institutional Shares posted a total return of -0.80%, while the Open Shares posted a total return of -1.14%, as compared with the -2.60% return for the EM Index.

Shares of Baidu, a Chinese internet search engine company, increased as the company’s mobile strategy continues to gain momentum. Shares of Wynn Macau, a Chinese casino operator, performed well as customer demand remains strong. YPF Sociedad Anonima, an Argentine energy company, bounced back after completing a successful new debt issuance and following an agreement between Argentina and Repsol for compensation for its expropriation. Shares of Cielo, a Brazilian credit card processor, rallied on strong earnings results. Shares of Tata Consultancy Services, an Indian information technology services company, gained amid a strong operational environment with the market shrugging off more recent concerns over a potentially weak seasonal fourth quarter. Stock selection in the information technology and energy sectors, and in Brazil, South Korea, and Russia added value and an off-index exposure to Argentina helped performance.

In contrast, shares of Shoprite Holdings, a South African supermarket operator, declined due to continued concerns regarding the health of the South African consumer. Turkiye Is Bankasi and Akbank, both Turkish banks, declined as a result of macroeconomic concerns related to mass street protests, the recent corruption probe of government cabinet ministers, and the subsequent decline in the lira. Shares of Vale, a Brazilian mining company, were weak as iron ore prices declined amid concerns over the slowing Chinese economy. Punjab National Bank, an Indian bank, came under pressure along with the financials sector in India due to concerns on asset-quality trends and a weakening currency as the expectation of growth was tapered. Stock selection in the consumer staples sector and in South Africa detracted from performance. A higher-than-index exposure to Indonesia and Turkey hurt returns.

Lazard Emerging Markets Core Equity Portfolio

For the period from October 31, 2013 (the Portfolio’s inception date) to December 31, 2013, the Lazard Emerging Markets Core Equity Portfolio’s Institutional Shares posted a total return of -1.70%, while the Open Shares posted a total return of -1.70%, as compared with the -2.89% return for the EM Index.

Shares of Haier Electronics Group, a manufacturer and distributor of white goods in China, performed strongly as the market welcomed the news that Alibaba, the largest online retailer in China, made a decision to make a strategic investment in Haier’s fully owned distribution and logistics subsidiary. Sands China, a developer and operator of casinos in Macau, performed strongly on the back of solid operational results driven by healthy growth in mass gaming revenue and the ramp up of the company’s new Cotai casino property. ENN Energy Holdings, a natural gas distribution company in China, rose on better sales volume growth and regulated price increases. Dongbu Insurance, a South Korean non-life insurance company, outperformed on the expectation that the auto insurance cycle would improve. Increased confidence that Dongbu Insurance would not partake in funding its ailing group affiliates also helped sentiment. Mail.ru Group, a Russian internet access provider, outperformed on better-than-expected results in its gaming business and news of divestitures of its non-core assets Facebook and Qiwi. Stock selection in the consumer discretionary and energy sectors helped performance as did selection in Turkey, Russia, and Latin America.

Shares of PTT, a Thai state-controlled integrated oil and gas company, declined due to concerns over oil prices and political risk in Thailand. Kasikornbank, a Thai commercial bank, declined amid increasing political and economic turmoil in the country. China Overseas Grand Oceans Group (COGO), a property developer, underperformed on renewed concerns about policy-tightening risk as the market was worried about lower-tier cities, where COGO is present, would face further government restrictions. BR Malls Participacoes, a Brazilian mall developer and operator, underperformed as the Brazilian Central Bank had to significantly increase interest rates in Brazil, which could have an adverse effect on consumer spending.

4	Annual Report

Lazard Developing Markets Equity Portfolio

For the year ended December 31, 2013, the Lazard Developing Markets Equity Portfolio’s Institutional Shares posted a total return of -3.90%, while the Open Shares posted a total return of -4.18%, as compared with the -2.60% return for the EM Index.

Sands China, a developer and operator of casinos in Macau, did well on strong results and the expectation that a new property would extend its growth. Baidu, a Chinese internet search company, went higher based on strong results and positive momentum with its mobile offering. Yandex, a Russian internet search company, outperformed on results that exceeded expectations over the course of the year. China State Construction International Holdings, a Chinese building construction and engineering services firm, rose as the company’s order book remained strong. Genomma Lab Internacional, a Mexican personal care and over-the-counter products company, outperformed after a continued turnaround of its Mexican operations and strong growth in its international operations. Stock selection in the health care, materials, information technology, and utilities sectors, as well as in Russia, Mexico, and Peru helped performance. In addition, a lower-than-index exposure to the materials sector as well as to Chile, Indonesia, and Thailand, and a higher-than-index exposure to the consumer discretionary and industrials sectors, as well as to Russia, added value.

TPK Holding, a Taiwanese touch panel manufacturer, fell on continued concerns about touch technology adoption in notebooks. We sold the position based on little expected upside, as a drop in market share and weaker pricing at key customers would negatively affect its potential growth rate. Daphne International Holdings, a Chinese women’s footwear retailer, underperformed; we sold the stock during the year based on deteriorating same-store-sales growth and planned store closures. Emlak, a Turkish real estate developer, declined as the dispute between the ruling AK Party and the Gulen movement created investor concern about the government’s share ownership. Pacific Rubiales Energy, a Colombian oil and gas exploration and production company, was weak due to slightly higher-than-expected 2014 capital expenditures guidance. However, this was offset by positive production guidance for this year. Marcopolo, a Brazilian bus body manufacturer, underperformed due to concerns about delays in intercity bus orders. Stock selection in the financials, consumer discretionary, and industrials sectors, as well as in Taiwan, Brazil, South Korea, and India detracted value. A lower-than-index exposure to the information technology sector, as well as to South Korea and Taiwan, and a higher-than-index exposure to Turkey hurt performance.

Lazard Emerging Markets Equity Blend Portfolio

For the year ended December 31, 2013, the Lazard Emerging Markets Equity Blend Portfolio’s Institutional Shares posted a total return of -1.14%, while Open Shares posted a total return of -1.47%, as compared with the -2.60% return of the EM Index.

Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), allocates the Portfolio’s assets between the Investment Manager’s emerging markets relative value and relative growth investment strategies. The Investment Manager considers four broad economic contexts pertinent to allocation decisions between the relative value and growth strategies: differentiation, expansion, mania, and panic.

Changes made to the weighting of these economic contexts during 2013 reflected a consideration of many factors: monetary policies of central banks around the globe; global macro data readings (particularly the Purchasing Managers’ Index, which measures economic activity) in China, the United States, the euro zone, and Japan; fiscal policy in developed and emerging markets; geopolitical risks; and equity valuations, along with other data.

We started the period with a 10% overweight to relative growth and an 8% overall weight of small-cap stocks. In mid-February, we kept constant our overweight to growth but we increased the weight of small-cap stocks to 12%, due to their high degree of stock-specific risk. At the beginning of April, we kept the overweight to relative growth constant but we further increased the weight of small caps to 15%. At the end of May, we further increased the weight of small-cap stocks to 17% and reduced the overweight to relative growth versus relative value to 5%, as we thought that revenue and earnings growth objectives for many economically-sensitive companies had been reset lower. At the beginning of August, we moved to a 2% overweight to relative value versus relative growth, as we thought that tighter liquidity conditions would favor more established companies with stable revenues and solid balance sheets compared to companies

Annual Report	5

that need to access capital markets to finance their growth. Finally, at the beginning of November, we further increased the overweight to relative value versus relative growth by 6% to 8%.

For the full year of 2013, stock selection and a lower-than-index exposure to materials, stock selection and a higher-than-index exposure to information technology, and stock selection in energy added value, as did stock selection and a higher-than-index exposure in Russia, out-of-index exposures to Macau and Argentina, and stock selection in Mexico. In contrast, stock selection in the industrials, financials, and consumer staples sectors detracted from performance, as did a higher-than-index exposure to Turkey, stock selection in Brazil and South Africa, and stock selection and a lower-than-index exposure to Taiwan. The Portfolio does not include any derivatives positions.

Lazard Emerging Markets Multi-Strategy Portfolio

For the year ended December 31, 2013, the Lazard Emerging Markets Multi-Strategy Portfolio’s Institutional Shares posted a total return of -2.41%, while Open Shares posted a total return of -2.73%, as compared with the -2.60% return of the EM Index.

The Portfolio’s assets are allocated among various emerging markets equity, debt, and currency investment strategies managed by the Investment Manager. The Investment Manager considers four broad economic contexts pertinent to allocation decisions among the strategies: differentiation, expansion, mania, and panic.

Changes made to the weighting of these economic contexts during 2013 reflected a consideration of many factors: monetary policies of central banks around the globe; global macro data readings (particularly the Purchasing Managers’ Index, which measures economic activity) in China, the United States, the euro zone, and Japan; fiscal policy in developed and emerging markets; geopolitical risks; and equity valuations, along with other data.

We started the period with a 17% overweight to equity, a 10% overweight to relative growth within equity, an 8% allocation to small cap within equity, and a 10% overweight to debt within the fixed-income allocation. In mid-February, while keeping constant our overweight to equity, we increased the weight of small cap within equity to 12%, due to its high degree of stock-specific risk. We also increased the allocation of currencies within fixed income by 3%, to 43%, due to a marginal improvement in emerging-market local interest rate dynamics. At the beginning of April, we reduced our overweight to equity by 5%, to 12%, and further increased the weight of small cap within equity to 15%. We also increased the overweight to debt within fixed income to 13%, as we thought conditions favored it, compared to currencies. At the end of May, we further increased the weight of small cap within equity to 17%, and reduced the overweight to relative growth to 5%, as we thought that revenue and earnings growth objectives for many economically-sensitive companies had been reset lower. At the beginning of August, we reduced our overweight to equity by 5% to 7% and moved to a 2% overweight to relative value versus relative growth within equity, as we thought that tighter liquidity conditions would favor more established companies with stable revenues and solid balance sheets compared to companies that need to access capital markets to finance their growth. Finally, at the beginning of November, we further reduced our overweight to equity by 3% to 4% and increased the overweight to relative value versus relative growth within equity by 6% to 8%.

For the full year of 2013, stock selection and a lower-than-index exposure to materials, stock selection and a higher-than-index exposure to information technology, and stock selection in energy added value, as did stock selection and a higher-than-index exposure in Russia, out-of-index exposures to Macau and Argentina, and stock selection in Mexico. Long positions in the Romanian leu, Polish zloty, and Nigerian naira—implemented via derivative instruments—also contributed, as did local-debt positions in Nigeria and Romania and select positions in corporate debt. In contrast, stock selection in the industrials, financials, and consumer staples sectors detracted from performance, as did a higher-than-index exposure to Turkey, stock selection in Brazil and South Africa, and stock selection and a lower-than-index exposure to Taiwan. Long positions in the Brazilian real, Indian rupee, and the Mexican peso—implemented via derivative instruments—also detracted, as did local-debt positions in Brazil and Russia.

Lazard Emerging Markets Debt Portfolio

For the year ended December 31, 2013, the Lazard Emerging Markets Debt Portfolio’s Institutional Shares posted a total return of -7.13%, while Open Shares posted a total re-

6	Annual Report

turn of -7.35%, as compared with the -7.10% return of the Global Diversified Index.

The Portfolio began the year with a significant overweight position in local rates and foreign exchange (which represented nearly two-thirds of the Portfolio), where we believed there was the most value, and gradually transitioned to an overweight position in hard currency debt. We subsequently maintained an overweight exposure to hard currency debt throughout most of the twelve-month period, although we shifted to an overweight position in local debt during the second half of August, as valuations in both currencies and rates appeared very compelling at the time. At the beginning of November, we adjusted the Portfolio’s asset allocation positioning to revert to an underweight position in local debt. External debt once again outperformed local currency debt in December, in a continuation of a trend that has persisted throughout 2013. The Portfolio’s long-standing off-index allocation to corporate bonds contributed to relative returns during the year.

The portfolio management team uses currency forwards, both opportunistically, for direct currency exposure, and defensively, for hedging purposes. In 2013, the use of currency forwards was additive to the Portfolio’s performance.

Lazard Explorer Total Return Portfolio

For the period from June 28, 2013 (the Portfolio’s inception date) to December 31, 2013, the Lazard Explorer Total Return Portfolio’s Institutional Shares posted a total return of 0.38%, while Open Shares posted a total return of 0.27%, as compared with the 0.37% return of the Global Diversified Index.

We started adding to the Portfolio’s positions in short-duration external debt (both sovereign and corporate) and non-US-Treasury-sensitive local bond and currency positions in late August, ahead of the Fed’s September meeting. By the end of September, the Portfolio held a gross position of 109% and a net position of 96% and, thus, was able to benefit from the rally following a delay in the taper. After reducing long positions in local currency debt in October and November, we incrementally added back risk to the Portfolio in December, closing out the year at a 69% net long position and a 127% gross position.

The one aspect of the Portfolio to which we did not reduce exposure during the period since inception was corporate debt, where we have maintained a net long position between 15% and 20% for most of 2013. Corporate debt continued its 2013 trend of significant outperformance versus the rest of the emerging markets debt asset class. The top contributors from the Portfolio’s external debt exposure were Ivory Coast, Angola, and Iraq. The Portfolio’s position in Venezuela detracted from performance (we exited this position in December), along with a position in Brazilian local currency.

The Portfolio’s duration exposure remained limited, with overall portfolio duration of three years, and almost all of it in non-US-Treasury-sensitive positions. As 2014 begins, we expect that the dispersion of country returns will continue to increase. As such, it is likely that gross positioning in the Portfolio will continue to increase as we aim to profit from relative value positions in countries and securities in the new year.

The portfolio management team uses currency forwards, both opportunistically, for direct currency exposure, and defensively, for hedging purposes, credit default swaps, and interest rate swaps. These derivative positions may create long and/or short exposures in the Portfolio. All short exposures in the Portfolio are implemented via derivatives. In 2013, the use of derivatives was additive to the Portfolio’s performance.

Annual Report	7

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios may have been waived or reimbursed by the Investment Manager, State Street Bank and Trust Company, the Fund’s Administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower. Past performance is not indicative, or a guarantee, of future results. A period of less than one year is not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2013; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in each Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of each Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

8	Annual Report

The Lazard Funds, Inc. Performance Overviews

Lazard Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Portfolio and EM Index*

Average Annual Total Returns*
Years Ended December 31, 2013

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	–0.80%	15.80%	13.28%
Open Shares**	–1.14%	15.42%	12.95%
EM Index	–2.60%	14.79%	11.17%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

Annual Report	9

Lazard Emerging Markets Core Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Core Equity Portfolio and EM Index*

Total Returns*
Period Ended December 31, 2013

	Since
	Inception	†
Institutional Shares**	–1.70%
Open Shares**	–1.70%
EM Index	–2.89%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was October 31, 2013.

10	Annual Report

Lazard Developing Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Developing Markets Equity Portfolio and EM Index*

Average Annual Total Returns*
Periods Ended December 31, 2013

	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	–3.90%	17.40%	7.47%
Open Shares**	–4.18%	17.07%	7.16%
EM Index	–2.60%	14.79%	7.24%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was September 30, 2008.

Annual Report	11

Lazard Emerging Markets Equity Blend Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Blend Portfolio and EM Index*

Average Annual Total Returns*
Periods Ended December 31, 2013

	One	Since
	Year	Inception	†
Institutional Shares**	–1.14%	4.19%
Open Shares**	–1.47%	3.88%
EM Index	–2.60%	4.76%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 28, 2010.

12	Annual Report

Lazard Emerging Markets Multi-Strategy Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Multi-Strategy Portfolio and EM Index*

Average Annual Total Returns*
Periods Ended December 31, 2013

	One	Since
	Year	Inception	†
Institutional Shares**	–2.41%	–1.50%
Open Shares**	–2.73%	–1.80%
EM Index	–2.60%	–2.97%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was March 31, 2011.

Annual Report	13

Lazard Emerging Markets Debt Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Debt Portfolio, JPMorgan EMBI Global Diversified® Index, JPMorgan GBI-EM Global Diversified® Index and Global Diversified Index*

Average Annual Total Returns*
Periods Ended December 31, 2013

	One	Since
	Year	Inception	†
Institutional Shares**	–7.13%	4.16%
Open Shares**	–7.35%	3.88%
JPMorgan EMBI Global Diversified Index	–5.25%	6.59%
JPMorgan GBI-EM Global Diversified Index	–8.98%	1.56%
Global Diversified Index	–7.10%	4.13%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The JPMorgan EMBI Global Diversified Index is a uniquely-weighted version of the EMBI Global Index. The JPMorgan GBI-EM Global Diversified Index is a uniquely-weighted version of the GBI-EM Global Index. These indices limit the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The Global Diversified Index is a 50/50 blend of the JPMorgan EMBI Global Diversified Index and the JPMorgan GBI-EM Global Diversified Index. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was February 28, 2011.

14	Annual Report

Lazard Explorer Total Return Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Explorer Total Return Portfolio, JPMorgan EMBI Global Diversified Index, JPMorgan GBI-EM Global Diversified Index and Global Diversified Index*

Total Returns*
Period Ended December 31, 2013

	Since
	Inception	†
Institutional Shares**	0.38%
Open Shares**	0.27%
JPMorgan EMBI Global Diversified Index	2.73%
JPMorgan GBI-EM Global Diversified Index	–1.96%
Global Diversified Index	0.37%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The JPMorgan EMBI Global Diversified Index is a uniquely-weighted version of the EMBI Global Index. The JPMorgan GBI-EM Global Diversified Index is a uniquely-weighted version of the GBI-EM Global Index. These indices limit the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The Global Diversified Index is a 50/50 blend of the JPMorgan EMBI Global Diversified Index and the JPMorgan GBI-EM Global Diversified Index. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was June 28, 2013.

Annual Report	15

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2013 through December 31, 2013 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Portfolio	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13	Annualized Expense Ratio During Period 7/1/13 - 12/31/13

Emerging Markets Equity
Institutional Shares
Actual	$1,000.00	$1,083.50	$5.74	1.09%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.69	$5.57	1.09%
Open Shares
Actual	$1,000.00	$1,081.50	$7.15	1.36%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.34	$6.93	1.36%

Emerging Markets Core Equity**
Institutional Shares
Actual	$1,000.00	$983.00	$2.15	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,006.18	$2.18	1.30%
Open Shares
Actual	$1,000.00	$983.00	$2.65	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,005.68	$2.68	1.60%

16	Annual Report

Portfolio	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13	Annualized Expense Ratio During Period 7/1/13 - 12/31/13

Developing Markets Equity
Institutional Shares
Actual	$1,000.00	$1,106.50	$6.46	1.22%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.07	$6.19	1.22%
Open Shares
Actual	$1,000.00	$1,105.30	$7.77	1.47%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.82	$7.45	1.47%

Emerging Markets Equity Blend
Institutional Shares
Actual	$1,000.00	$1,071.90	$7.09	1.36%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.36	$6.91	1.36%
Open Shares
Actual	$1,000.00	$1,071.50	$8.38	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.12	$8.16	1.60%

Emerging Markets Multi-Strategy
Institutional Shares
Actual	$1,000.00	$1,048.30	$6.81	1.32%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.56	$6.71	1.32%
Open Shares
Actual	$1,000.00	$1,045.90	$8.25	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.14	$8.13	1.60%

Emerging Markets Debt
Institutional Shares
Actual	$1,000.00	$1,007.00	$4.96	0.98%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.26	$4.99	0.98%
Open Shares
Actual	$1,000.00	$1,006.10	$6.57	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.61	1.30%

Explorer Total Return
Institutional Shares
Actual	$1,000.00	$1,003.80	$6.57	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.61	1.30%
Open Shares
Actual	$1,000.00	$1,002.70	$8.08	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.14	$8.14	1.60%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

**	The Portfolio commenced operations on October 31, 2013.

Annual Report	17

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector and Region December 31, 2013

Sector*	Lazard Emerging Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi-Strategy Portfolio

Consumer Discretionary	9.3%	11.2%	14.9%	14.6%	8.3%
Consumer Staples	10.3	7.5	1.1	6.5	3.5
Energy	10.4	7.4	12.8	11.8	8.3
Financials	28.5	30.0	26.8	27.0	17.5
Health Care	—	4.5	3.7	1.4	0.8
Industrials	7.3	13.5	19.3	10.7	5.8
Information Technology	16.6	15.1	14.0	15.2	8.4
Materials	5.9	5.9	5.4	2.9	2.1
Telecommunication Services	11.3	2.4	—	6.1	4.1
Utilities	—	2.5	1.6	—	0.9
Sovereign Debt	—	—	—	—	14.6
US Treasury Securities	—	—	—	—	6.8
Short-Term Investments	0.4	—	0.4	3.8	18.9
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

Region*	Lazard Emerg\ing Markets Debt Portfolio	Lazard Explorer Total Return Portfolio

Africa	16.6%	14.5%
Asia	29.9	22.7
Europe	23.4	8.9
North America	8.0	9.1
South America	13.7	15.9
Short-Term Investments	8.4	28.9
Total Investments	100.0%	100.0%

*	Represents percentage of total investments.

18	Annual Report

The Lazard Funds, Inc. Portfolios of Investments December 31, 2013

Description	Shares	Value

Lazard Emerging Markets Equity Portfolio

Common Stocks | 98.4%

Argentina | 1.4%
YPF Sociedad Anonima Sponsored ADR	6,266,244	$206,535,402

Brazil | 14.1%
Ambev SA ADR	23,904,940	175,701,309
Banco do Brasil SA	48,956,010	506,316,263
BB Seguridade Participacoes SA	24,974,200	259,348,479
CCR SA	21,469,200	161,707,188
Cielo SA	16,779,130	466,906,807
Natura Cosmeticos SA	7,411,600	129,964,138
Souza Cruz SA	11,690,225	119,466,494
Vale SA Sponsored ADR	10,934,700	166,754,175
Via Varejo SA	10,587,000	112,859,193
		2,099,024,046
China | 8.1%
Baidu, Inc. Sponsored ADR (a)	1,442,700	256,627,476
China Construction Bank Corp., Class H	612,495,220	462,078,722
CNOOC, Ltd.	98,481,000	183,136,585
NetEase, Inc. Sponsored ADR	2,658,804	208,981,994
Weichai Power Co., Ltd., Class H	24,964,000	101,088,377
		1,211,913,154
Colombia | 2.3%
Pacific Rubiales Energy Corp.	19,854,900	342,799,592

Egypt | 0.9%
Commercial International Bank Egypt SAE GDR	30,595,029	137,371,680

Hong Kong | 2.9%
China Mobile, Ltd. Sponsored ADR	6,196,404	324,009,965
Huabao International Holdings, Ltd.	193,406,000	107,249,629
		431,259,594
Hungary | 1.3%
OTP Bank PLC	10,349,651	196,379,794
Description	Shares	Value

India | 5.3%
Axis Bank, Ltd.	6,770,406	$142,292,908
Bank of India	14,298,572	55,247,898
Bharat Heavy Electricals, Ltd.	30,457,971	86,762,501
Jindal Steel & Power, Ltd.	17,713,297	74,713,429
Punjab National Bank, Ltd.	14,764,894	149,463,073
Tata Consultancy Services, Ltd.	7,815,656	274,726,215
		783,206,024
Indonesia | 5.8%
PT Astra International Tbk	216,614,000	121,033,295
PT Bank Mandiri (Persero) Tbk	336,182,930	216,847,658
PT Semen Indonesia (Persero) Tbk	81,763,300	95,065,793
PT Tambang Batubara Bukit Asam (Persero) Tbk	8,612,700	$7,218,532
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	8,209,355	294,305,377
PT United Tractors Tbk	77,901,984	121,621,832
		856,092,487
Macau | 1.8%
Wynn Macau, Ltd.	58,955,600	267,624,043

Malaysia | 0.8%
British American Tobacco Malaysia Berhad	5,793,200	113,405,582

Mexico | 2.4%
Grupo Mexico SAB de CV, Series B	33,614,347	110,987,975
Grupo Televisa SAB Sponsored ADR	3,975,300	120,292,578
Kimberly-Clark de Mexico SAB de CV, Series A	44,779,248	127,342,970
		358,623,523
Netherlands | 1.2%
OCI NV	3,862,992	173,964,123

Pakistan | 1.8%
Oil & Gas Development Co., Ltd.	47,241,349	124,620,698
Pakistan Petroleum, Ltd.	70,540,702	143,488,754
		268,109,452
Philippines | 1.5%
Philippine Long Distance Telephone Co. Sponsored ADR	3,669,250	220,448,540

The accompanying notes are an integral part of these financial statements.

Annual Report	19

Description	Shares	Value

Lazard Emerging Markets Equity Portfolio (concluded)

Russia | 11.7%
ALROSA AO (b)	105,149,710	$111,892,015
Gazprom OAO Sponsored ADR	33,116,303	283,144,391
Lukoil OAO Sponsored ADR	1,764,714	110,206,389
Magnit OJSC Sponsored GDR (b), (c)	1,800,865	119,217,263
MegaFon OAO GDR (b), (c)	5,073,659	169,967,576
Mobile TeleSystems OJSC Sponsored ADR	16,257,043	351,639,840
Oriflame Cosmetics SA SDR	2,295,238	70,478,868
Sberbank of Russia (b)	170,450,422	523,669,547
		1,740,215,889
South Africa | 10.2%
Bidvest Group, Ltd.	8,840,067	226,142,229
Imperial Holdings, Ltd.	6,634,965	128,151,598
Nedbank Group, Ltd.	7,457,598	149,294,145
PPC, Ltd.	27,602,555	82,623,472
Sanlam, Ltd.	27,491,821	139,529,509
Shoprite Holdings, Ltd.	14,859,450	232,311,706
Standard Bank Group, Ltd.	8,545,370	105,428,197
Tiger Brands, Ltd.	4,085,820	103,968,344
Truworths International, Ltd.	12,969,183	94,901,286
Vodacom Group, Ltd.	12,422,941	157,507,260
Woolworths Holdings, Ltd.	14,660,071	104,325,481
		1,524,183,227
South Korea | 14.4%
Coway Co., Ltd.	2,004,350	126,108,722
Hanwha Life Insurance Co., Ltd.	27,465,583	197,530,464
Hyundai Mobis Co., Ltd. (a)	1,053,865	293,087,011
KB Financial Group, Inc.	6,903,930	276,392,706
KT&G Corp.	3,028,315	213,776,915
Samsung Electronics Co., Ltd.	390,618	507,820,056
Shinhan Financial Group Co., Ltd.	8,991,764	403,004,157
SK Hynix, Inc. (a)	3,798,810	132,464,309
		2,150,184,340
Description	Shares	Value

Taiwan | 4.0%
Hon Hai Precision Industry Co., Ltd.	63,942,329	$171,851,647
Taiwan Semiconductor Manufacturing Co., Ltd.	120,982,284	428,259,465
		600,111,112
Thailand | 2.3%
CP All Public Co. Ltd. (b)	82,386,600	105,302,410
PTT Exploration & Production Public Co. Ltd. (b)	24,562,370	124,456,318
The Siam Cement Public Co. Ltd.	9,516,600	117,581,850
		347,340,578
Turkey | 4.2%
Akbank TAS	37,568,705	117,129,048
Koc Holding AS	50,661,168	207,453,829
Turkcell Iletisim Hizmetleri AS (a)	27,968,739	147,717,630
Turkiye Is Bankasi AS, C Shares	73,801,273	159,690,982
		631,991,489
Total Common Stocks (Identified cost $13,771,422,385)		14,660,783,671

Short-Term Investment | 0.4%
State Street Institutional Treasury Money Market Fund (Identified cost $65,835,646)	65,835,646	65,835,646

Total Investments | 98.8% (Identified cost $13,837,258,031) (d)		$14,726,619,317

Cash and Other Assets in Excess of Liabilities | 1.2%		171,639,542

Net Assets | 100.0%		$14,898,258,859

The accompanying notes are an integral part of these financial statements.

20	Annual Report

Description	Shares	Value

Lazard Emerging Markets Core Equity Portfolio

Common Stocks | 93.0%

Brazil | 3.7%
Ambev SA ADR	6,100	$44,835
BR Malls Participacoes SA	2,900	20,958
Cosan, Ltd., Class A	1,795	24,627
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	1,735	23,680
Via Varejo SA	2,700	28,782
		142,882
Canada | 2.1%
Gran Tierra Energy, Inc. (a)	11,200	81,713

Chile | 1.7%
Aguas Andinas SA	55,224	35,723
Banco Santander Chile	520,573	30,118
		65,841
China | 13.8%
Baidu, Inc. Sponsored ADR (a)	284	50,518
Beijing Capital International Airport Co., Ltd., Class H	40,000	31,415
China Minsheng Banking Corp., Ltd., Class H	32,000	35,490
China Overseas Land & Investment, Ltd.	22,000	61,850
CSR Corp., Ltd., Class H	48,000	39,307
ENN Energy Holdings, Ltd.	8,000	59,270
Industrial and Commercial Bank of China, Ltd., Class H	230,000	155,423
PICC Property & Casualty Co., Ltd., Class H	28,000	41,525
Want Want China Holdings, Ltd.	43,000	61,997
		536,795
Colombia | 0.7%
Pacific Rubiales Energy Corp.	1,585	27,366

Hong Kong | 3.8%
Brilliance China Automotive Holdings, Ltd.	22,000	35,805
China Overseas Grand Oceans Group, Ltd.	22,000	20,938
Haier Electronics Group Co., Ltd.	20,000	58,161
Melco Crown Entertainment, Ltd. ADR (a)	890	34,906
		149,810
Description	Shares	Value

India | 4.2%
HDFC Bank, Ltd. Sponsored ADR	869	$29,928
ICICI Bank, Ltd. Sponsored ADR	1,740	64,676
Tata Motors, Ltd. Sponsored ADR	2,200	67,760
		162,364
Indonesia | 1.8%
PT Bank Mandiri (Persero) Tbk	55,000	35,476
PT Semen Indonesia (Persero) Tbk	28,500	33,137
		68,613
Macau | 2.7%
Sands China, Ltd.	12,800	104,984

Malaysia | 2.0%
CIMB Group Holdings Berhad	12,500	29,080
SapuraKencana Petroleum Berhad	31,600	47,272
		76,352
Mexico | 5.9%
Cemex SAB de CV Sponsored ADR (a)	5,525	65,361
Fibra Uno Administracion SA de CV REIT	14,100	45,475
Genomma Lab Internacional SAB de CV, B Shares (a)	15,451	43,147
Grupo Financiero Banorte SAB de CV, Class O	7,400	51,768
Mexichem SAB de CV	6,100	25,369
		231,120
Peru | 0.8%
Credicorp, Ltd.	230	30,528

Philippines | 2.7%
Alliance Global Group, Inc.	75,600	43,947
GT Capital Holdings, Inc.	1,800	31,310
SM Investments Corp.	1,980	31,719
		106,976
Poland | 0.7%
Eurocash SA	1,704	26,899

Portugal | 1.0%
Jeronimo Martins SGPS SA	1,960	38,329

Russia | 9.6%
Eurasia Drilling Co., Ltd. GDR	837	37,665
Lukoil OAO Sponsored ADR	854	53,332
Magnit OJSC Sponsored GDR (b), (c)	875	57,925
Mail.ru Group, Ltd. GDR	1,211	54,011
MegaFon OAO GDR (b), (c)	1,705	57,118
Sberbank of Russia Sponsored ADR	9,178	115,457
		375,508

The accompanying notes are an integral part of these financial statements.

Annual Report	21

Description	Shares	Value

Lazard Emerging Markets Core Equity Portfolio (concluded)

South Africa | 4.7%
Aspen Pharmacare Holdings, Ltd.	1,645	$42,139
Clicks Group, Ltd.	4,363	26,116
Life Healthcare Group Holdings Pte, Ltd.	11,452	45,699
MTN Group, Ltd.	1,778	36,784
Woolworths Holdings, Ltd.	4,293	30,550
		181,288
South Korea | 13.3%
DGB Financial Group, Inc.	3,800	59,412
Dongbu Insurance Co., Ltd.	1,223	65,128
Hyundai Glovis Co., Ltd.	181	39,618
LG Household & Health Care, Ltd.	88	45,695
Samsung Electronics Co., Ltd.	145	188,506
SK Hynix, Inc. (a)	1,750	61,022
SK Telecom Co., Ltd. ADR	2,300	56,626
		516,007
Switzerland | 1.2%
Dufry AG (a)	277	48,628

Taiwan | 8.8%
Advanced Semiconductor Engineering, Inc. ADR	6,200	29,760
Delta Electronics, Inc.	9,000	51,336
Hon Hai Precision Industry Co., Ltd. GDR	12,071	64,218
Largan Precision Co., Ltd.	2,000	81,534
Merida Industry Co., Ltd.	5,000	36,321
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	4,479	78,114
		341,283
Thailand | 2.7%
Bangkok Bank Public Co. Ltd.	4,900	26,543
Kasikornbank Public Co. Ltd.	8,400	40,517
PTT Public Co. Ltd. (b)	4,400	38,296
		105,356
Description	Shares	Value

Turkey | 3.0%
TAV Havalimanlari Holding AS	8,757	$62,957
Turk Traktor ve Ziraat Makineleri AS	1,032	29,534
Turkiye Garanti Bankasi AS	8,169	26,457
		118,948
United Kingdom | 1.0%
Hikma Pharmaceuticals PLC	2,049	40,751

United States | 1.1%
First Cash Financial Services, Inc. (a)	665	41,124

Total Common Stocks (Identified cost $3,645,375)		3,619,465

Preferred Stocks | 5.6%

Brazil | 5.6%
Alpargatas SA	5,200	32,621
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Sponsored ADR	610	27,249
Itau Unibanco Holding SA ADR	6,480	87,934
Klabin SA	7,000	36,376
Suzano Papel e Celulose SA	8,400	32,898

Total Preferred Stocks (Identified cost $223,536)		217,078

Total Investments | 98.6% (Identified cost $3,868,911) (d)		$3,836,543

Cash and Other Assets in Excess of Liabilities | 1.4%		55,871

Net Assets | 100.0%		$3,892,414

The accompanying notes are an integral part of these financial statements.

22	Annual Report

Description	Shares	Value

Lazard Developing Markets Equity Portfolio

Common Stocks | 94.5%

Brazil | 11.1%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	1,536,760	$9,379,822
EDP - Energias do Brasil SA	856,600	4,120,975
Estacio Participacoes SA	1,466,800	12,689,366
Gerdau SA Sponsored ADR	889,950	6,977,208
Localiza Rent a Car SA	315,320	4,447,960
Petroleo Brasileiro SA Sponsored ADR	713,500	10,481,315
Totvs SA	335,763	5,260,062
Vale SA Sponsored ADR	578,415	8,820,829
Via Varejo SA	437,300	4,661,691
		66,839,228
China | 15.7%
AAC Technologies Holdings, Inc.	1,243,700	6,038,624
Agricultural Bank of China, Ltd., Class H	23,986,500	11,785,534
Baidu, Inc. Sponsored ADR (a)	58,165	10,346,390
China Construction Bank Corp., Class H	5,646,184	4,259,595
China Merchants Bank Co., Ltd., Class H	4,187,711	8,921,629
China National Materials Co., Ltd., Class H	17,964,890	3,868,997
First Tractor Co., Ltd., Class H	3,686,000	2,875,863
New Oriental Education & Technology Group, Inc. Sponsored ADR	172,200	5,424,300
Ping An Insurance (Group) Co. of China, Ltd., Class H	2,007,000	18,027,101
Zhuzhou CSR Times Electric Co., Ltd., Class H	4,640,000	16,754,575
Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H	6,963,200	6,519,329
		94,821,937
Colombia | 5.0%
Bancolombia SA Sponsored ADR	134,100	6,573,582
Cemex Latam Holdings SA (a)	1,277,751	9,798,298
Pacific Rubiales Energy Corp.	791,929	13,672,843
		30,044,723
Hong Kong | 4.6%
China State Construction International Holdings, Ltd.	6,997,340	12,561,156
Techtronic Industries Co., Ltd.	5,401,000	15,358,195
		27,919,351
Description	Shares	Value

India | 10.8%
Aurobindo Pharma, Ltd.	901,100	$5,716,460
Cairn India, Ltd.	2,095,264	10,944,626
HDFC Bank, Ltd. Sponsored ADR	262,100	9,026,724
ICICI Bank, Ltd. Sponsored ADR	412,330	15,326,306
Maruti Suzuki India, Ltd.	165,348	4,710,099
Shriram Transport Finance Co., Ltd.	860,272	9,319,671
Tata Motors, Ltd. Sponsored ADR	333,900	10,284,120
		65,328,006
Indonesia | 1.3%
PT Bank Rakyat Indonesia (Persero) Tbk	13,412,800	7,990,370

Macau | 3.1%
Sands China, Ltd.	2,261,200	18,546,138

Mexico | 4.0%
Genomma Lab Internacional SAB de CV, B Shares (a)	5,758,000	16,079,093
Grupo Financiero Banorte SAB de CV, Class O	1,112,457	7,782,470
		23,861,563
Peru | 1.6%
Credicorp, Ltd.	71,500	9,490,195

Philippines | 0.7%
SM Investments Corp.	278,378	4,459,567

Qatar | 0.9%
Qatar Electricity & Water Co.	111,535	5,571,390

Russia | 15.6%
Eurasia Drilling Co., Ltd. GDR	183,446	8,255,070
Globaltrans Investment PLC Sponsored GDR	1,215,487	19,326,244
Novatek OAO Sponsored GDR	119,887	16,412,530
Sberbank of Russia (b)	3,757,329	11,543,525
TMK OAO GDR	711,742	8,391,438
VTB Bank OJSC GDR	3,333,091	9,982,608
X5 Retail Group NV GDR (a)	394,031	6,607,900
Yandex NV Class A (a)	315,300	13,605,195
		94,124,510
South Africa | 1.9%
Exxaro Resources, Ltd.	445,118	6,214,679
Standard Bank Group, Ltd.	435,425	5,372,040
		11,586,719

The accompanying notes are an integral part of these financial statements.

Annual Report	23

Description	Shares	Value

Lazard Developing Markets Equity Portfolio (concluded)

South Korea | 5.6%
Kia Motors Corp.	129,952	$6,907,952
Korea Aerospace Industries, Ltd.	188,960	5,192,439
Samsung Electronics Co., Ltd.	16,514	21,468,904
		33,569,295
Taiwan | 5.8%
Catcher Technology Co., Ltd.	1,366,000	8,868,791
Hiwin Technologies Corp.	1,129,370	9,530,309
MediaTek, Inc.	1,132,000	16,845,068
		35,244,168
Turkey | 4.2%
Aselsan Elektronik Sanayi Ve Ticaret AS	1,700,339	6,836,170
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	6,464,731	6,317,327
Pegasus Hava Tasimaciligi AS	381,769	6,448,680
TAV Havalimanlari Holding AS	795,572	5,719,678
		25,321,855
United States | 2.6%
First Cash Financial Services, Inc. (a)	131,700	8,144,328
Freeport-McMoRan Copper & Gold, Inc.	194,500	7,340,430
		15,484,758
Total Common Stocks (Identified cost $562,002,622)		570,203,773
Description	Shares	Value

Preferred Stocks | 3.0%

Brazil | 3.0%
Banco Bradesco SA ADR	660,188	$8,272,155
Marcopolo SA	4,468,300	9,659,142

Total Preferred Stocks (Identified cost $23,394,648)		17,931,297

Short-Term Investment | 0.4%
State Street Institutional Treasury Money Market Fund (Identified cost $2,200,961)	2,200,961	2,200,961

Total Investments | 97.9% (Identified cost $587,598,231) (d)		$590,336,031

Cash and Other Assets in Excess of Liabilities | 2.1%		12,703,594

Net Assets | 100.0%		$603,039,625

The accompanying notes are an integral part of these financial statements.

24	Annual Report

Description	Shares	Value

Lazard Emerging Markets Equity Blend Portfolio

Common Stocks | 93.5%

Argentina | 1.6%
YPF Sociedad Anonima Sponsored ADR	296,975	$9,788,296

Brazil | 10.5%
Ambev SA ADR	221,700	1,629,495
Banco do Brasil SA	849,207	8,782,728
Brasil Insurance Participacoes e Administracao SA	361,705	2,797,972
Cielo SA Sponsored ADR	368,896	10,329,088
Companhia de Locacao das Americas	718,500	2,131,822
Cyrela Brazil Realty SA Empreendimentos e Participacoes	667,300	4,072,955
Estacio Participacoes SA	912,400	7,893,222
Even Construtora e Incorporadora SA	902,100	3,116,293
Grendene SA	324,775	2,490,274
Iochpe-Maxion SA	224,900	2,492,799
Natura Cosmeticos SA	204,410	3,584,377
Petroleo Brasileiro SA Sponsored ADR	316,200	4,644,978
Souza Cruz SA	398,895	4,076,447
Tegma Gestao Logistica SA	297,245	2,267,844
Via Varejo SA	253,700	2,704,485
		63,014,779
Cambodia | 0.4%
NagaCorp, Ltd.	2,350,000	2,482,042

China | 12.9%
AAC Technologies Holdings, Inc.	613,640	2,979,450
Agricultural Bank of China, Ltd., Class H	15,619,000	7,674,244
Baidu, Inc. Sponsored ADR (a)	97,146	17,280,330
China Construction Bank Corp., Class H	13,639,461	10,289,884
China Lesso Group Holdings, Ltd.	4,306,000	2,993,093
China ZhengTong Auto Services Holdings, Ltd. (a)	4,929,500	3,159,488
CNOOC, Ltd.	3,325,000	6,183,214
Greatview Aseptic Packaging Co., Ltd.	5,273,000	3,114,445
Ping An Insurance (Group) Co. of China, Ltd., Class H	982,000	8,820,435
Prince Frog International Holdings, Ltd.	4,642,000	1,909,648
Shenguan Holdings Group, Ltd.	7,034,000	3,138,599
Shenzhou International Group Holdings, Ltd.	779,000	2,943,489
Description	Shares	Value

Zhuzhou CSR Times Electric Co., Ltd., Class H	789,000	$2,849,000
Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H	3,759,040	3,519,419
		76,854,738
Colombia | 3.0%
Bancolombia SA Sponsored ADR	72,320	3,545,126
Pacific Rubiales Energy Corp.	821,700	14,186,847
		17,731,973
Egypt | 0.8%
Commercial International Bank Egypt SAE GDR	1,124,855	5,050,599

Georgia | 0.5%
Bank of Georgia Holdings PLC	68,094	2,700,608

Hong Kong | 3.7%
Anxin-China Holdings, Ltd.	7,720,000	2,459,075
China Mobile, Ltd. Sponsored ADR	122,800	6,421,212
China State Construction International Holdings, Ltd.	4,438,504	7,967,705
Techtronic Industries Co., Ltd.	1,944,500	5,529,348
		22,377,340
Hungary | 1.0%
OTP Bank PLC	307,278	5,830,457

India | 3.4%
Axis Bank, Ltd.	347,324	7,299,672
ICICI Bank, Ltd. Sponsored ADR	204,590	7,604,610
Tata Motors, Ltd. Sponsored ADR	168,900	5,202,120
		20,106,402
Indonesia | 4.6%
PT Bank Mandiri (Persero) Tbk	11,297,000	7,286,890
PT Bank Pembangunan Daerah Jawa Barat dan Banten Tbk	31,230,000	2,283,870
PT Bank Rakyat Indonesia (Persero) Tbk	8,030,618	4,784,058
PT Bekasi Fajar Industrial Estate Tbk	57,025,000	2,085,138
PT Pakuwon Jati Tbk	127,418,000	2,826,858
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	120,050	4,303,792
PT United Tractors Tbk	2,461,015	3,842,176
		27,412,782
Kazakhstan | 0.4%
KCell JSC GDR	127,876	2,186,680

The accompanying notes are an integral part of these financial statements.

Annual Report	25

Description	Shares	Value

Lazard Emerging Markets Equity Blend Portfolio (continued)

Macau | 2.4%
Sands China, Ltd.	796,600	$6,533,634
Wynn Macau, Ltd.	1,761,600	7,996,637
		14,530,271
Mexico | 4.7%
Genomma Lab Internacional SAB de CV, B Shares (a)	3,022,156	8,439,307
Grupo Financiero Banorte SAB de CV, Class O	640,000	4,477,280
Grupo Mexico SAB de CV, Series B	939,001	3,100,397
Grupo Televisa SAB Sponsored ADR	206,373	6,244,847
Kimberly-Clark de Mexico SAB de CV, Series A	2,072,700	5,894,332
		28,156,163
Netherlands | 0.7%
OCI NV	93,388	4,205,590

Peru | 0.6%
Credicorp, Ltd.	25,100	3,331,523

Philippines | 0.7%
Philippine Long Distance Telephone Co. Sponsored ADR	67,192	4,036,895

Russia | 14.5%
DIXY Group (a), (b)	134,785	1,667,857
Eurasia Drilling Co., Ltd. GDR	135,435	6,094,575
Gazprom OAO Sponsored ADR	791,091	6,763,828
Globaltrans Investment PLC Sponsored GDR	693,977	11,034,234
Lukoil OAO Sponsored ADR	82,468	5,205,380
MegaFon OAO GDR (b), (c)	162,471	5,442,779
Mobile TeleSystems OJSC Sponsored ADR	435,020	9,409,483
Novatek OAO Sponsored GDR	68,901	9,432,547
Oriflame Cosmetics SA SDR	129,638	3,980,737
Sberbank of Russia (b)	1,972,545	6,060,189
Sberbank of Russia Sponsored ADR	840,397	10,563,790
TMK OAO GDR	323,185	3,810,351
Yandex NV Class A (a)	166,580	7,187,927
		86,653,677
Description	Shares	Value

South Africa | 3.9%
AVI, Ltd.	526,340	$2,879,065
Exxaro Resources, Ltd.	304,065	4,245,315
Standard Bank Group, Ltd.	808,617	9,976,283
Tiger Brands, Ltd.	148,061	3,767,581
Truworths International, Ltd.	315,776	2,310,674
		23,178,918
South Korea | 9.5%
Hanssem Co., Ltd. (a)	54,160	2,581,369
Hanwha Life Insurance Co., Ltd.	762,202	5,481,701
Hyundai Mobis Co., Ltd. (a)	35,497	9,871,957
KT Skylife Co., Ltd. (a)	123,980	3,471,463
KT&G Corp.	88,596	6,254,230
Partron Co., Ltd.	211,766	2,859,398
Samsung Electronics Co., Ltd.	13,057	16,974,657
Shinhan Financial Group Co., Ltd.	203,100	9,102,791
		56,597,566
Taiwan | 6.6%
Catcher Technology Co., Ltd.	809,000	5,252,453
Chailease Holding Co., Ltd.	835,000	2,196,520
Hon Hai Precision Industry Co., Ltd.	1,825,279	4,905,627
King Slide Works Co., Ltd.	271,000	3,055,211
Makalot Industrial Co., Ltd.	652,000	3,522,137
MediaTek, Inc.	467,000	6,949,335
Radiant Opto-Electronics Corp.	1,042,280	3,811,919
Taiwan Semiconductor Manufacturing Co., Ltd.	2,819,000	9,978,845
		39,672,047
Thailand | 1.3%
Dynasty Ceramic Public Co. Ltd. (b)	1,612,100	2,391,658
Major Cineplex Group Public Co. Ltd. (b)	5,179,900	2,758,620
Supalai Public Co. Ltd. (b)	6,347,800	2,820,386
		7,970,664
Turkey | 4.8%
Aselsan Elektronik Sanayi Ve Ticaret AS	737,637	2,965,651
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	2,758,260	2,695,368
Koc Holding AS ADR	372,212	7,671,289
Tofas Turk Otomobil Fabrikasi AS	429,565	2,678,535
Turkcell Iletisim Hizmetleri AS ADR (a)	354,955	4,738,649
Turkiye Is Bankasi AS, C Shares	2,356,311	5,098,579
Turkiye Sinai Kalkinma Bankasi AS	3,428,072	2,919,205
		28,767,276

The accompanying notes are an integral part of these financial statements.

26	Annual Report

Description	Shares	Value

Lazard Emerging Markets Equity Blend Portfolio (concluded)

United States | 1.0%
Freeport-McMoRan Copper & Gold, Inc.	163,000	$6,151,620

Total Common Stocks (Identified cost $534,585,911)		558,788,906

Preferred Stocks | 2.8%

Brazil | 2.8%
Banco ABC Brasil SA	581,925	3,117,742
Banco Bradesco SA ADR	298,720	3,742,961
Marcopolo SA	2,239,400	4,840,920
Vale SA Sponsored ADR	343,420	4,811,314

Total Preferred Stocks (Identified cost $18,725,862)		16,512,937
Description	Shares	Value

Short-Term Investment | 3.8%
State Street Institutional Treasury Money Market Fund (Identified cost $22,830,542)	22,830,542	$22,830,542

Total Investments | 100.1% (Identified cost $576,142,315) (d)		$598,132,385

Liabilities in Excess of Cash and Other Assets | (0.1)%		(784,470)

Net Assets | 100.0%		$597,347,915

The accompanying notes are an integral part of these financial statements.

Annual Report	27

Description	Shares	Value

Lazard Emerging Markets Multi-Strategy Portfolio

Common Stocks | 51.4%

Argentina | 0.9%
YPF Sociedad Anonima Sponsored ADR	60,587	$1,996,947

Brazil | 5.8%
Ambev SA ADR	46,100	338,835
Banco do Brasil SA	178,690	1,848,060
Brasil Insurance Participacoes e Administracao SA	74,005	572,466
Cielo SA Sponsored ADR	74,057	2,073,596
Companhia de Locacao das Americas	154,900	459,595
Cyrela Brazil Realty SA Empreendimentos e Participacoes	139,100	849,016
Estacio Participacoes SA	190,200	1,645,431
Even Construtora e Incorporadora SA	188,300	650,480
Grendene SA	66,695	511,397
Iochpe-Maxion SA	47,000	520,949
Natura Cosmeticos SA	42,655	747,965
Petroleo Brasileiro SA Sponsored ADR	65,900	968,071
Souza Cruz SA	83,640	854,746
Tegma Gestao Logistica SA	62,032	473,276
Via Varejo SA	52,200	556,461
		13,070,344
Cambodia | 0.2%
NagaCorp, Ltd.	504,000	532,319

China | 7.1%
AAC Technologies Holdings, Inc.	128,000	621,487
Agricultural Bank of China, Ltd., Class H	3,256,000	1,599,804
Baidu, Inc. Sponsored ADR (a)	19,786	3,519,534
China Construction Bank Corp., Class H	2,845,065	2,146,374
China Lesso Group Holdings, Ltd.	900,000	625,588
China ZhengTong Auto Services Holdings, Ltd. (a)	1,031,000	660,804
CNOOC, Ltd.	693,000	1,288,712
Greatview Aseptic Packaging Co., Ltd.	1,082,000	639,073
Ping An Insurance (Group) Co. of China, Ltd., Class H	205,000	1,841,333
Prince Frog International Holdings, Ltd.	968,000	398,220
Shenguan Holdings Group, Ltd.	1,472,000	656,812
Shenzhou International Group Holdings, Ltd.	163,000	615,903
Description	Shares	Value

Zhuzhou CSR Times Electric Co., Ltd., Class H	164,000	$592,188
Zoomlion Heavy Industry Science and
Technology Co., Ltd., Class H	783,580	733,631
		15,939,463
Colombia | 1.6%
Bancolombia SA Sponsored ADR	15,080	739,222
Pacific Rubiales Energy Corp.	172,050	2,970,484
		3,709,706
Egypt | 0.5%
Commercial International Bank Egypt SAE GDR	228,425	1,025,628

Georgia | 0.3%
Bank of Georgia Holdings PLC	14,261	565,591

Hong Kong | 2.0%
Anxin-China Holdings, Ltd.	1,644,000	523,668
China Mobile, Ltd. Sponsored ADR	25,728	1,345,317
China State Construction International Holdings, Ltd.	925,600	1,661,575
Techtronic Industries Co., Ltd.	405,500	1,153,073
		4,683,633
Hungary | 0.5%
OTP Bank PLC	64,324	1,220,518

India | 1.9%
Axis Bank, Ltd.	71,714	1,507,206
ICICI Bank, Ltd. Sponsored ADR	42,700	1,587,159
Tata Motors, Ltd. Sponsored ADR	34,800	1,071,840
		4,166,205
Indonesia | 2.5%
PT Bank Mandiri (Persero) Tbk	2,259,500	1,457,443
PT Bank Pembangunan Daerah Jawa Barat dan Banten Tbk	6,731,000	492,242
PT Bank Rakyat Indonesia (Persero) Tbk	1,674,000	997,247
PT Bekasi Fajar Industrial Estate Tbk	12,141,500	443,958
PT Pakuwon Jati Tbk	27,431,500	608,587
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	24,260	869,721
PT United Tractors Tbk	505,515	789,218
		5,658,416
Kazakhstan | 0.2%
KCell JSC GDR	26,247	448,824

The accompanying notes are an integral part of these financial statements.

28	Annual Report

Description	Shares	Value

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Macau | 1.3%
Sands China, Ltd.	162,500	$1,332,809
Wynn Macau, Ltd.	368,800	1,674,137
		3,006,946
Mexico | 2.6%
Genomma Lab Internacional SAB de CV, B Shares (a)	630,000	1,759,262
Grupo Financiero Banorte SAB de CV, Class O	133,400	933,233
Grupo Mexico SAB de CV, Series B	192,709	636,287
Grupo Televisa SAB Sponsored ADR	43,292	1,310,016
Kimberly-Clark de Mexico SAB de CV, Series A	417,435	1,187,099
		5,825,897
Netherlands | 0.4%
OCI NV	19,693	886,845

Peru | 0.3%
Credicorp, Ltd.	5,200	690,196

Philippines | 0.4%
Philippine Long Distance Telephone Co. Sponsored ADR	13,735	825,199

Russia | 8.0%
DIXY Group OJSC (a), (b)	28,856	357,070
Eurasia Drilling Co., Ltd. GDR	28,232	1,270,440
Gazprom OAO Sponsored ADR	166,111	1,420,249
Globaltrans Investment PLC Sponsored GDR	143,869	2,287,517
Lukoil OAO Sponsored ADR	17,185	1,084,717
MegaFon OAO GDR (b), (c)	34,061	1,141,044
Mobile TeleSystems OJSC Sponsored ADR	91,610	1,981,524
Novatek OAO Sponsored GDR	14,363	1,966,295
Oriflame Cosmetics SA SDR	26,556	815,443
Sberbank of Russia (b)	411,193	1,263,296
Sberbank of Russia Sponsored ADR	173,512	2,181,046
TMK OAO GDR	67,370	794,292
Yandex NV Class A (a)	34,770	1,500,326
		18,063,259
South Africa | 2.1%
AVI, Ltd.	110,072	602,091
Exxaro Resources, Ltd.	63,385	884,973
Description	Shares	Value

Standard Bank Group, Ltd.	169,623	$2,092,718
Tiger Brands, Ltd.	30,277	770,433
Truworths International, Ltd.	65,121	476,519
		4,826,734
South Korea | 5.2%
Hanssem Co., Ltd. (a)	11,130	530,477
Hanwha Life Insurance Co., Ltd.	154,650	1,112,231
Hyundai Mobis Co., Ltd. (a)	7,421	2,063,830
KT Skylife Co., Ltd. (a)	25,930	726,045
KT&G Corp.	17,693	1,248,997
Partron Co., Ltd.	44,219	597,073
Samsung Electronics Co., Ltd.	2,739	3,560,817
Shinhan Financial Group Co., Ltd.	37,960	1,701,339
Shinhan Financial Group Co., Ltd. ADR	2,832	129,422
		11,670,231
Taiwan | 3.6%
Catcher Technology Co., Ltd.	169,000	1,097,237
Chailease Holding Co., Ltd.	169,000	444,565
Hon Hai Precision Industry Co., Ltd. GDR	189,392	1,007,565
King Slide Works Co., Ltd.	52,000	586,240
Makalot Industrial Co., Ltd.	135,000	729,277
MediaTek, Inc.	97,000	1,443,438
Radiant Opto-Electronics Corp.	214,930	786,061
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	115,376	2,012,158
		8,106,541
Thailand | 0.7%
Dynasty Ceramic Public Co. Ltd. (b)	331,800	492,247
Major Cineplex Group Public Co. Ltd. (b)	1,068,500	569,043
Supalai Public Co. Ltd. (b)	1,303,200	579,024
		1,640,314
Turkey | 2.7%
Aselsan Elektronik Sanayi Ve Ticaret AS	153,767	618,216
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	556,294	543,610
Koc Holding AS ADR	78,404	1,615,906
Tofas Turk Otomobil Fabrikasi AS	88,109	549,400
Turkcell Iletisim Hizmetleri AS ADR (a)	73,750	984,563
Turkiye Is Bankasi AS, C Shares	489,967	1,060,189
Turkiye Sinai Kalkinma Bankasi AS	717,175	610,717
		5,982,601
United States | 0.6%
Freeport-McMoRan Copper & Gold, Inc.	33,900	1,279,386

Total Common Stocks (Identified cost $115,881,894)		115,821,743

The accompanying notes are an integral part of these financial statements.

Annual Report	29

Description	Shares	Value

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Preferred Stocks | 1.5%

Brazil | 1.5%
Banco ABC Brasil SA	121,485	$650,872
Banco Bradesco SA ADR	62,280	780,369
Marcopolo SA	460,900	996,329
Vale SA Sponsored ADR	71,810	1,006,058

Total Preferred Stocks (Identified cost $4,394,133)		3,433,628

Description	Security Currency	Principal Amount (000)	Value

Corporate Bonds | 4.6%

Argentina | 0.1%
YPF Sociedad Anonima, 8.875%, 12/19/18 (c)	USD	175	$181,562

Brazil | 0.2%
Banco do Brasil SA, 9.250%, 04/15/23	USD	400	412,000

Bulgaria | 0.1%
Bulgarian Energy Holding EAD, 4.250%, 11/07/18	EUR	225	301,485

China | 0.2%
China Lesso Group Holdings, Ltd., 7.875%, 05/13/16	USD	200	210,000
MIE Holdings Corp., 9.750%, 05/12/16	USD	200	212,000
			422,000
Colombia | 0.6%
Banco GNB Sudameris SA, 3.875%, 05/02/18 (c)	USD	225	215,719
Grupo Aval, Ltd., 4.750%, 09/26/22	USD	200	184,500
Millicom International Cellular SA, 4.750%, 05/22/20	USD	525	504,000
Pacific Rubiales Energy Corp., 7.250%, 12/12/21	USD	400	424,000
			1,328,219
Description	Security Currency	Principal Amount (000)	Value

Georgia | 0.2%
Bank of Georgia JSC, 7.750%, 07/05/17	USD	400	$415,000

Guatemala | 0.2%
Cementos Progreso Trust, 7.125%, 11/06/23 (c)	USD	200	202,750
Industrial Senior Trust, 5.500%, 11/01/22 (c)	USD	325	299,000
			501,750
India | 0.2%
Vedanta Resources PLC, 9.500%, 07/18/18	USD	425	471,750

Indonesia | 0.2%
PT Gajah Tunggal Tbk: 7.750%, 02/06/18	USD	200	196,000
7.750%, 02/06/18 (c)	USD	200	196,000
			392,000
Kazakhstan | 0.3%
Halyk Savings Bank of Kazakhstan JSC, 7.250%, 05/03/17	USD	450	487,485
Zhaikmunai LP, 7.125%, 11/13/19	USD	200	209,240
			696,725
Mexico | 0.1%
America Movil SAB de CV, 6.450%, 12/05/22	MXN	2,000	141,159
Bio Pappel SAB de CV, 10.000%, 08/27/16	USD	120	119,846
			261,005
Nigeria | 0.4%
Afren PLC, 6.625%, 12/09/20 (c)	USD	200	200,000
FBN Finance Co. BV: 8.250%, 08/07/20	USD	200	205,500
8.250%, 08/07/20 (c)	USD	250	252,240
GTB Finance BV, 6.000%, 11/08/18 (c)	USD	325	318,754
			976,494

The accompanying notes are an integral part of these financial statements.

30	Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Russia | 1.4%
Alliance Oil Co., Ltd., 7.000%, 05/04/20	USD	200	$192,000
ALROSA Finance SA, 7.750%, 11/03/20	USD	225	249,412
EDC Finance, Ltd., 4.875%, 04/17/20 (c)	USD	400	385,891
Gazprom Neft OAO, 4.375%, 09/19/22	USD	300	274,875
Gazprom OAO, 8.625%, 04/28/34	USD	240	283,200
Lukoil International Finance BV, 6.125%, 11/09/20	USD	250	270,875
Metalloinvest Finance, Ltd.: 5.625%, 04/17/20	USD	200	194,000
5.625%, 04/17/20 (c)	USD	250	242,467
MTS International Funding, Ltd.: 8.625%, 06/22/20	USD	100	118,000
5.000%, 05/30/23 (c)	USD	200	187,750
Rosneft Oil Co., 4.199%, 03/06/22	USD	300	275,250
Sberbank of Russia, 5.250%, 05/23/23	USD	200	186,760
Sibur Securities, Ltd., 3.914%, 01/31/18	USD	250	244,063
			3,104,543
Trinidad and Tobago | 0.3%
Petroleum Co. of Trinidad and Tobago Ltd.:
9.750%, 08/14/19	USD	300	375,750
6.000%, 05/08/22	USD	195	205,992
			581,742
Turkey | 0.1%
Akbank TAS, 7.500%, 02/05/18 (c)	TRY	300	119,309

Ukraine | 0.0%
DTEK Finance BV, 9.500%, 04/28/15	USD	100	100,625

Total Corporate Bonds (Identified cost $10,503,943)			10,266,209
Description	Security Currency	Principal Amount (000)	Value

Foreign Government Obligations | 15.2%

Angola | 0.7%
Republic of Angola Northern Lights III BV, 7.000%, 08/16/19	USD	1,490	$1,611,062

Bahrain | 0.6%
Kingdom of Bahrain:
6.125%, 08/01/23	USD	200	206,300
6.125%, 08/01/23 (c)	USD	1,150	1,186,225
			1,392,525
Belize | 0.1%
Republic of Belize, 5.000%, 02/20/38 (e)	USD	415	260,413

Bolivia | 0.4%
Bolivia Government Bonds:
4.875%, 10/29/22	USD	650	619,125
5.950%, 08/22/23 (c)	USD	375	369,375
			988,500
Brazil | 2.5%
Brazil Letras do Tesouro Nacional:
0.000%, 01/01/15	BRL	3,560	1,362,334
0.000%, 01/01/17	BRL	4,035	1,204,413
Brazil Minas SPE:
5.333%, 02/15/28	USD	625	579,687
5.333%, 02/15/28 (c)	USD	550	509,322
Brazil NTN-B:
6.000%, 08/15/16	BRL	680	688,269
6.000%, 08/15/18	BRL	270	269,224
6.000%, 08/15/20	BRL	40	39,433
Brazil NTN-F:
10.000%, 01/01/21	BRL	600	208,213
10.000%, 01/01/23	BRL	2,017	722,073
			5,582,968
Colombia | 0.2%
Republic of Colombia, 8.125%, 05/21/24	USD	375	481,875

Congo | 0.3%
Republic of Congo:
3.500%, 06/30/29 (c), (e)	USD	228	205,200
3.500%, 06/30/29 (e)	USD	502	443,916
			649,116

The accompanying notes are an integral part of these financial statements.

Annual Report	31

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Dominican Republic | 0.2%
Dominican Republic:
9.040%, 01/23/18	USD	152	$164,668
5.875%, 04/18/24	USD	225	214,875
			379,543
Ecuador | 0.3%
Republic of Ecuador, 9.375%, 12/15/15	USD	650	685,750

El Salvador | 0.3%
Republic of El Salvador:
8.250%, 04/10/32	USD	270	287,888
7.650%, 06/15/35	USD	350	340,900
			628,788
Gabon | 0.2%
Gabonese Republic, 6.375%, 12/12/24 (c)	USD	450	451,125

Georgia | 0.2%
Republic of Georgia, 6.875%, 04/12/21	USD	400	428,000

Guatemala | 0.1%
Republic of Guatemala, 5.750%, 06/06/22	USD	300	309,750

Hungary | 0.4%
Hungary:
5.750%, 11/22/23	USD	360	361,800
7.625%, 03/29/41	USD	478	522,812
			884,612
Indonesia | 0.4%
Republic of Indonesia:
4.875%, 05/05/21	USD	200	198,000
5.375%, 10/17/23	USD	200	199,000
8.500%, 10/12/35	USD	450	543,375
			940,375
Iraq | 0.7%
Republic of Iraq, 5.800%, 01/15/28	USD	1,900	1,615,000

Ivory Coast | 0.9%
Ivory Coast, 5.750%, 12/31/32 (e)	USD	2,365	2,110,762
Description	Security Currency	Principal Amount (000)	Value

Kenya | 0.1%
Kenya Treasury Bill, 0.000%, 04/28/14	KES	12,000	$134,591
Kenya Treasury Bond, 12.000%, 09/18/23	KES	7,750	89,767
			224,358
Mexico | 1.4%
Mexican Bonos:
6.250%, 06/16/16	MXN	3,250	261,384
7.250%, 12/15/16	MXN	1,100	90,671
5.000%, 06/15/17	MXN	3,040	234,365
4.750%, 06/14/18	MXN	15,720	1,175,255
8.500%, 12/13/18	MXN	10,200	883,191
United Mexican States, 6.750%, 09/27/34	USD	350	413,000
			3,057,866
Nigeria | 0.5%
Nigeria Government Bond, 15.100%, 04/27/17	NGN	8,000	52,531
Nigeria Treasury Bills:
0.000%, 04/24/14	NGN	7,000	42,184
0.000%, 05/08/14	NGN	9,000	54,024
0.000%, 05/22/14	NGN	11,000	65,738
0.000%, 06/05/14	NGN	14,800	88,094
0.000%, 08/07/14	NGN	25,000	145,734
0.000%, 09/04/14	NGN	5,300	30,578
0.000%, 10/23/14	NGN	17,000	96,438
0.000%, 11/20/14	NGN	22,000	123,589
Republic of Nigeria:
5.125%, 07/12/18 (c)	USD	125	128,125
6.375%, 07/12/23 (c)	USD	250	258,125
			1,085,160
Panama | 0.2%
Republic of Panama, 8.875%, 09/30/27	USD	325	433,063

Paraguay | 0.2%
Republic of Paraguay, 4.625%, 01/25/23	USD	475	444,125

Peru | 0.0%
Republic of Peru, 6.550%, 03/14/37	USD	25	28,750

The accompanying notes are an integral part of these financial statements.

32	Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Philippines | 0.1%
Republic of Philippines, 9.500%, 02/02/30	USD	100	$149,625

Romania | 0.6%
Romania Government Bonds:
6.750%, 06/11/17	RON	1,210	399,626
5.900%, 07/26/17	RON	2,910	938,064
			1,337,690
Russia | 1.2%
Russia Government Bonds - OFZ:
6.900%, 08/03/16	RUB	4,349	133,415
7.400%, 04/19/17	RUB	3,000	93,080
7.500%, 03/15/18	RUB	5,850	182,111
7.500%, 02/27/19	RUB	33,310	1,032,488
7.600%, 04/14/21	RUB	6,373	196,280
7.600%, 07/20/22	RUB	4,852	148,108
7.000%, 01/25/23	RUB	6,600	193,539
8.150%, 02/03/27	RUB	12,308	386,367
7.050%, 01/19/28	RUB	12,510	353,915
			2,719,303
Rwanda | 0.2%
Republic of Rwanda, 6.625%, 05/02/23	USD	425	401,625

Senegal | 0.1%
Republic of Senegal, 8.750%, 05/13/21	USD	200	223,000

Serbia | 0.5%
Republic of Serbia:
5.875%, 12/03/18 (c)	USD	200	203,500
4.875%, 02/25/20	USD	450	425,475
7.250%, 09/28/21	USD	400	421,000
Serbia Treasury Bill, 0.000%, 01/03/14	RSD	3,000	36,012
Serbia Treasury Bond, 10.000%, 10/17/16	RSD	13,000	150,201
			1,236,188
South Africa | 0.1%
Republic of South Africa, 8.250%, 09/15/17	ZAR	1,790	177,930
Description	Security Currency	Principal Amount (000)	Value

Sri Lanka | 0.1%
Republic of Sri Lanka, 6.250%, 10/04/20	USD	150	$147,750

Tanzania | 0.1%
United Republic of Tanzania, 6.392%, 03/09/20	USD	325	339,625

Turkey | 0.4%
Republic of Turkey, 7.375%, 02/05/25	USD	525	566,738
Turkey Government Bond, 3.000%, 02/23/22	TRY	657	295,575
			862,313
Uganda | 0.0%
Uganda Treasury Bill, 0.000%, 08/07/14	UGX	150,000	52,588

Ukraine | 0.2%
Ukraine Government Bonds:
7.750%, 09/23/20	USD	175	161,438
7.800%, 11/28/22	USD	200	180,800
			342,238
United Arab Emirates | 0.3%
Dubai Government International Bond, 5.591%, 06/22/21	USD	650	702,812

Uruguay | 0.3%
Republica of Uruguay, 7.875%, 01/15/33	USD	125	153,438
Republica Orient Uruguay, 5.000%, 09/14/18	UYU	5,305	265,074
Uruguay Monetary Regulation Bills:
0.000%, 02/26/14	UYU	2,000	91,327
0.000%, 11/26/15	UYU	3,060	127,994
Uruguay Notas Del Tesoro, 9.750%, 06/14/14	UYU	1,070	48,587
			686,420
Zambia | 0.1%
Republic of Zambia, 5.375%, 09/20/22	USD	150	129,750
Zambia Treasury Bill, 0.000%, 03/03/14	ZMW	320	56,586
			186,336
Total Foreign Government Obligations (Identified cost $34,915,079)			34,238,929

The accompanying notes are an integral part of these financial statements.

Annual Report	33

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Quasi Government Bonds | 1.1%

Azerbaijan | 0.3%
State Oil Co. of the Azerbaijan Republic, 4.750%, 03/13/23	USD	800	$754,000

Colombia | 0.0%
Empresas Publicas de Medellin ESP, 8.375%, 02/01/21	COP	72,000	38,630

Kazakhstan | 0.3%
Development Bank of Kazakhstan JSC, 4.125%, 12/10/22	USD	675	603,248

Russia | 0.4%
Russian Agricultural Bank OJSC:
8.625%, 02/17/17 (c)	RUB	8,500	255,535
5.298%, 12/27/17	USD	225	231,750
Vnesheconombank, 5.942%, 11/21/23 (c)	USD	400	393,709
			880,994
Ukraine | 0.1%
Ukreximbank (Biz Finance PLC), 8.375%, 04/27/15	USD	325	309,562

Total Quasi Government Bonds (Identified cost $2,625,733)			2,586,434

US Treasury Securities | 6.7%

United States | 6.7%
US Treasury Notes:
4.000%, 02/15/14	USD	8,000	8,037,184
1.750%, 03/31/14	USD	7,100	7,128,563

Total US Treasury Securities (Identified cost $15,168,061)			15,165,747
Description	Shares	Value

Short-Term Investment | 18.8%
State Street Institutional Treasury Money Market Fund (Identified cost $42,306,372)	42,306,372	$42,306,372

Total Investments | 99.3%
(Identified cost $225,795,215) (d), (f)		223,819,062

Description	Number of Contracts	Value

Purchased Options | 0.0%
INR vs USD February 14 62.00 Put, Expires 02/20/14	11,540	$14,079
USD vs EUR April 14 1.38 Put, Expires 04/01/14	29,000	62,174
ZAR vs USD February 14 10.35 Put, Expires 02/11/14	26,900	22,596

Total Purchased Options (Identified cost $121,223)		98,849

Total Investments and Purchased Options | 99.3%
(Identified cost $225,916,438)		$223,917,911

Cash and Other Assets in Excess of Liabilities | 0.7%		1,594,951

Net Assets | 100.0%		$225,512,862

The accompanying notes are an integral part of these financial statements.

34	Annual Report

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Forward Currency Contracts open at December 31, 2013:

				US $ Cost	US $
		Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Currency	Counterparty	Date	Currency Amount	Date	Value	Appreciation	Depreciation

Forward Currency Purchase Contracts
AMD	JPM	10/28/14	74,932,200	$171,000	$174,058	$ 3,058	$ —
BRL	SCB	01/03/14	1,309,432	555,079	555,020	—	59
BRL	SSB	01/03/14	49,591	21,153	21,020	—	133
BRL	SSB	01/03/14	60,367	25,749	25,587	—	162
BRL	SSB	01/03/14	70,510	30,076	29,887	—	189
BRL	SSB	01/03/14	70,737	30,173	29,983	—	190
BRL	SSB	01/03/14	85,362	36,411	36,182	—	229
BRL	SSB	01/03/14	120,021	51,195	50,873	—	322
BRL	SSB	01/03/14	172,212	73,456	72,994	—	462
BRL	UBS	01/03/14	833,963	353,000	353,486	486	—
BRL	UBS	02/04/14	192,787	80,228	81,059	831	—
CLP	BNP	01/16/14	387,958,800	725,971	737,233	11,262	—
CLP	HSB	02/06/14	51,227,550	95,210	97,113	1,903	—
CNY	BRC	03/18/14	2,439,087	399,000	401,550	2,550	—
CNY	HSB	04/22/14	4,381,497	714,000	720,713	6,713	—
COP	CIT	02/03/14	999,363,000	516,000	517,468	1,468	—
COP	CIT	02/24/14	477,505,000	245,000	246,796	1,796	—
COP	HSB	01/10/14	527,888,400	274,000	273,477	—	523
COP	UBS	01/16/14	1,624,298,000	836,620	841,376	4,756	—
EUR	BNP	01/27/14	148,313	200,804	204,032	3,228	—
EUR	BRC	03/24/14	188,246	254,930	258,964	4,034	—
EUR	JPM	02/05/14	7,148	9,638	9,833	195	—
EUR	JPM	02/05/14	324,362	441,000	446,218	5,218	—
EUR	SCB	01/17/14	231,632	320,000	318,654	—	1,346
GHS	CIT	01/21/14	853,500	365,838	357,737	—	8,101
GHS	CIT	02/18/14	911,000	381,251	376,425	—	4,826
HUF	BNP	01/17/14	72,275,990	327,931	334,220	6,289	—
HUF	JPM	01/15/14	106,547,240	486,864	492,754	5,890	—
HUF	JPM	02/10/14	121,896,000	550,147	562,906	12,759	—
HUF	JPM	03/10/14	121,896,000	549,403	562,043	12,640	—
HUF	SSB	01/06/14	10,179,692	47,422	47,103	—	319
IDR	SCB	01/13/14	4,888,720,000	403,094	401,038	—	2,056
IDR	SCB	01/17/14	3,962,740,000	325,883	324,862	—	1,021
INR	HSB	01/10/14	19,636,540	308,000	316,920	8,920	—
INR	JPM	02/10/14	35,906,640	638,000	575,196	—	62,804
INR	SCB	01/10/14	15,474,150	251,000	249,742	—	1,258
INR	SCB	01/27/14	41,245,750	660,445	662,935	2,490	—
KRW	BRC	01/09/14	582,764,600	547,248	551,967	4,719	—
KRW	UBS	01/23/14	596,724,750	565,000	564,634	—	366
KZT	CIT	01/06/14	56,065,350	363,000	363,235	235	—
KZT	CIT	02/26/14	54,736,000	352,000	352,074	74	—
KZT	CIT	03/17/14	135,843,100	869,118	870,285	1,167	—
KZT	HSB	02/26/14	74,104,000	472,000	476,654	4,654	—

The accompanying notes are an integral part of these financial statements.

Annual Report	35

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Forward Currency Contracts open at December 31, 2013 (continued):

				US $ Cost	US $
		Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Currency	Counterparty	Date	Currency Amount	Date	Value	Appreciation	Depreciation

Forward Currency Purchase Contracts (continued)
KZT	HSB	06/16/14	3,817,500	$24,063	$24,043	$—	$20
KZT	HSB	06/16/14	30,571,200	192,538	192,538	—	—
MXN	BRC	01/17/14	9,278,503	713,029	709,839	—	3,190
MXN	BRC	01/17/14	10,400,000	798,005	795,637	—	2,368
MXN	CIT	01/17/14	6,045,125	464,490	462,474	—	2,016
MXN	CIT	01/17/14	10,400,000	798,219	795,637	—	2,582
MXN	CIT	01/21/14	19,635,232	1,516,000	1,501,680	—	14,320
MXN	JPM	01/17/14	2,460,690	190,000	188,251	—	1,749
MXN	JPM	01/17/14	10,400,000	798,023	795,637	—	2,386
MXN	JPM	01/17/14	10,400,000	798,023	795,637	—	2,386
MXN	JPM	01/30/14	3,412,352	262,607	260,783	—	1,824
MXN	SCB	01/17/14	10,400,000	798,128	795,637	—	2,491
MXN	UBS	01/30/14	5,888,445	454,054	450,014	—	4,040
MYR	JPM	01/10/14	1,049,425	325,000	320,243	—	4,757
MYR	JPM	01/21/14	2,066,510	637,832	630,174	—	7,658
MYR	JPM	02/18/14	2,066,510	636,986	629,110	—	7,876
MYR	SCB	01/10/14	1,049,425	325,000	320,243	—	4,757
NGN	BRC	06/18/14	11,683,750	65,000	69,196	4,196	—
NGN	JPM	06/17/14	12,420,000	69,000	73,581	4,581	—
NGN	JPM	06/17/14	12,772,500	75,000	75,669	669	—
NGN	SCB	01/21/14	183,402,100	1,144,118	1,138,452	—	5,666
PEN	BNP	02/21/14	1,627,776	576,000	577,411	1,411	—
PEN	BNP	03/18/14	718,848	256,000	254,186	—	1,814
PEN	CIT	01/15/14	941,379	334,000	335,906	1,906	—
PEN	JPM	01/31/14	426,750	153,507	151,855	—	1,652
PEN	UBS	01/21/14	397,969	143,000	141,858	—	1,142
PEN	UBS	01/23/14	458,462	164,000	163,364	—	636
PHP	HSB	02/12/14	36,283,080	822,000	817,996	—	4,004
PHP	JPM	01/13/14	14,128,000	320,000	318,373	—	1,627
PHP	JPM	01/13/14	28,294,400	640,000	637,611	—	2,389
PHP	SCB	01/13/14	14,313,920	328,000	322,563	—	5,437
PLN	BNP	02/18/14	1,639,622	537,000	541,170	4,170	—
PLN	BRC	01/15/14	1,639,758	522,058	542,366	20,308	—
PLN	BRC	01/17/14	633,533	207,975	209,521	1,546	—
PLN	BRC	01/17/14	633,533	208,290	209,521	1,231	—
PLN	CIT	01/17/14	633,533	208,516	209,521	1,005	—
PLN	CIT	01/17/14	633,533	207,998	209,521	1,523	—
PLN	JPM	01/07/14	417,893	135,000	138,292	3,292	—
PLN	JPM	01/07/14	1,028,504	333,300	340,360	7,060	—
PLN	JPM	01/17/14	633,533	208,495	209,521	1,026	—
PLN	JPM	01/17/14	633,533	208,084	209,521	1,437	—
PLN	JPM	01/27/14	1,097,322	361,359	362,675	1,316	—
PLN	SCB	01/17/14	633,533	208,002	209,521	1,519	—

The accompanying notes are an integral part of these financial statements.

36	Annual Report

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Forward Currency Contracts open at December 31, 2013 (continued):

				US $ Cost	US $
		Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Currency	Counterparty	Date	Currency Amount	Date	Value	Appreciation	Depreciation

Forward Currency Purchase Contracts (continued)
PLN	SCB	01/17/14	633,533	$208,447	$209,521	$1,074	$—
RON	CIT	01/13/14	1,083,934	333,765	333,326	—	439
RON	JPM	01/06/14	3,445,154	1,047,000	1,059,689	12,689	—
RSD	CIT	01/08/14	23,410,000	278,343	280,444	2,101	—
RSD	CIT	01/17/14	6,978,000	82,717	83,403	686	—
RSD	CIT	02/06/14	77,211,970	913,049	918,136	5,087	—
RSD	HSB	01/09/14	12,842,500	152,470	153,810	1,340	—
RUB	BRC	01/17/14	7,096,424	215,304	215,349	45	—
RUB	BRC	01/17/14	7,096,424	215,187	215,350	163	—
RUB	BRC	01/21/14	4,160,640	128,000	126,173	—	1,827
RUB	BRC	01/24/14	11,303,565	343,000	342,609	—	391
RUB	HSB	01/21/14	7,263,320	217,333	220,263	2,930	—
RUB	JPM	01/17/14	7,096,424	215,340	215,349	9	—
RUB	JPM	01/17/14	7,096,424	215,119	215,349	230	—
RUB	UBS	01/21/14	9,768,828	292,165	296,243	4,078	—
SEK	SSB	01/03/14	204,265	31,429	31,758	329	—
SGD	HSB	01/17/14	738,481	588,197	585,189	—	3,008
THB	BNP	01/17/14	7,339,310	227,858	223,200	—	4,658
THB	SCB	01/10/14	19,007,060	587,000	578,231	—	8,769
TRY	CIT	02/12/14	1,923,543	937,982	887,559	—	50,423
TRY	JPM	04/21/14	135,051	65,000	61,376	—	3,624
TWD	HSB	01/16/14	11,269,775	383,000	378,261	—	4,739
UGX	BRC	01/13/14	490,752,000	192,000	193,976	1,976	—
UGX	CIT	01/27/14	746,124,000	291,000	293,785	2,785	—
UYU	CIT	01/02/14	8,567,000	392,442	397,111	4,669	—
UYU	CIT	01/21/14	883,200	40,000	40,700	700	—
UYU	CIT	01/21/14	3,162,240	144,000	145,725	1,725	—
UYU	HSB	01/17/14	875,600	40,745	40,400	—	345
UYU	HSB	02/07/14	3,473,000	157,184	159,253	2,069	—
UYU	JPM	01/02/14	8,567,000	400,533	397,111	—	3,422
UYU	JPM	01/13/14	1,562,024	72,907	72,160	—	747
UYU	JPM	01/17/14	875,600	40,779	40,400	—	379
UYU	JPM	01/21/14	882,000	40,000	40,645	645	—
UYU	JPM	02/03/14	8,032,000	369,075	368,711	—	364
ZAR	CIT	01/13/14	7,502,803	738,000	714,213	—	23,787
ZAR	JPM	01/13/14	3,966,846	383,000	377,615	—	5,385
ZAR	JPM	01/13/14	4,132,434	398,000	393,378	—	4,622
ZAR	SSB	01/06/14	195,851	18,662	18,662	—	—
ZAR	SSB	01/06/14	280,945	26,771	26,771	—	—
ZAR	SSB	01/06/14	304,406	29,006	29,006	—	—
ZAR	SSB	01/06/14	315,741	30,086	30,086	—	—
ZAR	SSB	01/06/14	463,378	44,154	44,154	—	—
ZMW	BRC	01/06/14	930,863	168,635	167,746	—	889

The accompanying notes are an integral part of these financial statements.

Annual Report	37

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Forward Currency Contracts open at December 31, 2013 (continued):

				US $ Cost	US $
		Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Currency	Counterparty	Date	Currency Amount	Date	Value	Appreciation	Depreciation

Forward Currency Purchase Contracts (concluded)
ZMW	BRC	01/31/14	317,133	$56,349	$56,787	$438	$—
ZMW	BRC	02/26/14	1,785,075	318,365	317,143	—	1,222
ZMW	CIT	01/31/14	1,093,288	193,331	195,768	2,437	—
ZMW	JPM	04/08/14	200,000	33,761	35,090	1,329	—
ZMW	SCB	01/31/14	1,743,000	312,926	312,108	—	818
Total Forward Currency Purchase Contracts				$45,700,452	$45,622,506	$215,065	$293,011

Forward Currency Sale Contracts
BRL	BRC	02/04/14	118,912	$50,100	$49,998	$102	$—
BRL	BRC	02/04/14	509,268	214,700	214,126	574	—
BRL	BRC	02/04/14	528,660	220,000	222,279	—	2,279
BRL	CIT	02/04/14	528,550	220,000	222,233	—	2,233
BRL	SCB	01/03/14	1,309,432	563,560	555,020	8,540	—
BRL	SCB	02/04/14	261,030	110,000	109,752	248	—
BRL	SCB	02/04/14	336,420	140,000	141,451	—	1,451
BRL	SCB	02/04/14	509,268	214,700	214,126	574	—
BRL	SCB	02/04/14	528,550	220,000	222,233	—	2,233
BRL	SCB	02/04/14	1,309,432	550,551	550,561	—	10
BRL	UBS	01/03/14	192,787	80,867	81,715	—	848
BRL	UBS	01/03/14	641,176	276,000	271,771	4,229	—
CAD	BRC	01/17/14	32,284	30,325	30,381	—	56
CAD	SCB	01/17/14	650,000	616,622	611,690	4,932	—
CLP	SCB	01/31/14	168,640,000	320,000	319,913	87	—
CZK	BRC	01/17/14	4,536,720	224,834	228,474	—	3,640
CZK	JPM	01/17/14	3,407,850	169,011	171,623	—	2,612
CZK	SCB	01/17/14	3,601,868	178,642	181,394	—	2,752
EUR	BNP	01/17/14	239,000	327,931	328,790	—	859
EUR	BNP	01/27/14	138,000	190,081	189,844	237	—
EUR	BNP	01/27/14	969,000	1,333,742	1,333,038	704	—
EUR	BRC	01/17/14	342,511	471,430	471,189	241	—
EUR	BRC	01/17/14	342,511	472,458	471,189	1,269	—
EUR	BRC	03/24/14	125,621	172,000	172,813	—	813
EUR	CIT	01/08/14	200,000	278,342	275,139	3,203	—
EUR	CIT	01/17/14	60,000	82,717	82,542	175	—
EUR	CIT	02/06/14	663,618	913,049	912,925	124	—
EUR	HSB	01/09/14	110,000	152,470	151,327	1,143	—
EUR	HSB	03/20/14	1,305,425	1,796,265	1,795,833	432	—
EUR	JPM	01/15/14	357,086	486,864	491,240	—	4,376
EUR	JPM	01/27/14	261,000	361,359	359,053	2,306	—
EUR	JPM	02/05/14	241,000	324,959	331,539	—	6,580
EUR	SCB	01/17/14	287,355	396,378	395,312	1,066	—
EUR	SCB	01/17/14	287,355	395,427	395,312	115	—
EUR	UBS	02/28/14	328,049	444,211	451,287	—	7,076

The accompanying notes are an integral part of these financial statements.

38	Annual Report

Lazard Emerging Markets Multi-Strategy Portfolio (continued)

Forward Currency Contracts open at December 31, 2013 (concluded):

				US $ Cost	US $
		Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Currency	Counterparty	Date	Currency Amount	Date	Value	Appreciation	Depreciation

Forward Currency Sale Contracts (concluded)
HUF	CIT	01/17/14	8,859,682	$40,263	$40,969	$—	$706
JPY	CIT	03/17/14	51,716,481	502,592	491,259	11,333	—
JPY	HSB	02/25/14	72,576,405	726,000	689,334	36,666	—
JPY	SCB	01/28/14	16,167,284	164,000	153,536	10,464	—
JPY	SCB	01/28/14	52,653,910	540,820	500,039	40,781	—
KES	CIT	01/06/14	8,880,000	100,000	102,812	—	2,812
KZT	CIT	01/06/14	56,065,350	363,235	363,235	—	—
MXN	BRC	01/17/14	17,335,017	1,338,033	1,326,191	11,842	—
MXN	CIT	01/17/14	6,639,426	513,284	507,940	5,344	—
MXN	JPM	01/17/14	2,076,080	160,000	158,828	1,172	—
MXN	JPM	01/17/14	7,995,332	617,562	611,671	5,891	—
MXN	SCB	01/17/14	2,076,400	160,000	158,852	1,148	—
MXN	SCB	01/17/14	10,554,407	815,327	807,450	7,877	—
NGN	BRC	06/18/14	11,683,750	69,775	69,197	578	—
PEN	CIT	01/24/14	305,525	110,000	108,849	1,151	—
PEN	HSB	01/24/14	305,855	110,000	108,967	1,033	—
PEN	JPM	01/24/14	305,800	110,000	108,947	1,053	—
PEN	SCB	01/21/14	370,671	133,000	132,127	873	—
PEN	SCB	01/21/14	462,476	166,000	164,852	1,148	—
RON	JPM	01/13/14	894,923	275,564	275,201	363	—
RUB	BRC	01/17/14	5,072,149	153,000	153,920	—	920
RUB	BRC	01/17/14	5,074,826	153,000	154,002	—	1,002
RUB	BRC	01/17/14	6,827,973	206,000	207,203	—	1,203
RUB	BRC	01/17/14	21,534,234	651,000	653,481	—	2,481
RUB	CIT	01/17/14	6,828,900	206,000	207,231	—	1,231
RUB	HSB	01/17/14	6,229,435	188,300	189,039	—	739
RUB	HSB	01/17/14	8,717,719	263,000	264,549	—	1,549
RUB	JPM	01/17/14	5,072,868	153,000	153,942	—	942
RUB	JPM	01/17/14	5,075,087	153,000	154,009	—	1,009
RUB	JPM	01/17/14	6,828,385	206,000	207,215	—	1,215
TRY	BRC	01/17/14	730,665	355,641	338,971	16,670	—
TRY	BRC	02/12/14	792,553	378,000	365,699	12,301	—
TRY	JPM	01/17/14	983,136	478,832	456,099	22,733	—
TRY	JPM	04/21/14	403,860	193,912	183,541	10,371	—
TRY	SCB	01/17/14	730,665	355,485	338,971	16,514	—
UYU	CIT	01/02/14	8,567,000	400,533	397,111	3,422	—
UYU	JPM	01/02/14	8,567,000	397,172	397,111	61	—
ZAR	JPM	01/13/14	2,103,689	203,000	200,256	2,744	—
Total Forward Currency Sale Contracts				$25,109,925	$24,909,718	253,834	53,627
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$468,899	$346,638

The accompanying notes are an integral part of these financial statements.

Annual Report	39

Lazard Emerging Markets Multi-Strategy Portfolio (concluded)

Written Options open at December 31, 2013:

Description	Number of Contracts	Strike Price	Expiration Date	Premium	Value

INR vs USD February 14 60.00 Put	11,540	60.00	02/20/14	$4,270	$(3,231)
USD vs EUR April 14 1.35 Put	29,000	1.35	04/01/14	33,670	(33,646)
ZAR vs USD February 14 10.00 Put	26,900	10.00	02/11/14	13,047	(4,842)
Total Written Options				$50,987	$(41,719)

Credit Default Swap Agreements open at December 31, 2013:

						Upfront
Referenced		Notional	Expiration	Receive		Premiums Paid	Unrealized	Unrealized
Obligation	Counterparty	Amount	Date	(Pay) Rate	Value	(Received)	Appreciation	Depreciation

ITRAXX	JPM	700,000	12/20/18	1.00%	$(48,880)	$(46,775)	$—	$2,105
ITRAXX	JPM	400,000	12/20/18	1.00%	(27,931)	(26,554)	—	1,377
ITRAXX	JPM	2,780,000	12/20/18	1.00%	(194,123)	(184,760)	—	9,363
Markit CDS EM20 Series 9PA	BRC	5,900,000	12/20/18	5.00%	598,802	589,410	9,392	—
Markit CDS EM20 Series 9PA	BRC	370,000	12/20/18	5.00%	37,552	37,814	—	262
Markit CDS EM20 Series 9PA	BRC	655,000	12/20/18	5.00%	66,477	63,993	2,484	—
Markit CDS EM20 Series 9PA	BRC	1,100,000	12/20/18	5.00%	111,641	109,450	2,191	—
Markit CDS EM20 Series 9PA	BRC	200,000	12/20/18	5.00%	20,298	20,556	—	258
People’s Republic of China	BRC	390,000	03/20/19	(1.00%)	(4,012)	(5,281)	1,269	—
People’s Republic of China	JPM	4,500,000	03/20/19	(1.00%)	(46,291)	(58,248)	11,957	—
Republic of South Africa	BRC	6,350,000	03/20/19	(1.00%)	317,232	340,207	—	22,975
Total Credit Default Swap Agreements					$830,765	$839,812	$27,293	$36,340

Interest Rate Swap Agreements open at December 31, 2013:

		Notional	Expiration	Receive	Variable	Unrealized	Unrealized
Currency	Counterparty	Amount	Date	(Pay) Rate	Rate	Appreciation	Depreciation

HUF	BRC	267,160,000	12/23/18	2.95%	Budapest LIBOR 6 Month	$—	$4,672
RUB	BRC	7,000,000	09/11/16	6.90%	RUB-MOSPRIME-NFEA	—	700
RUB	BRC	16,000,000	09/16/17	6.93%	RUB-MOSPRIME-NFEA	—	3,024
ZAR	BRC	6,000,000	07/18/16	6.18%	South Africa Johannesburg
					Interbank Agreed Rate 3 Month	—	3,310
ZAR	BRC	6,000,000	09/17/18	7.12%	South Africa Johannesburg
					Interbank Agreed Rate 3 Month	—	3,566
ZAR	BRC	4,500,000	09/19/18	6.79%	South Africa Johannesburg
					Interbank Agreed Rate 3 Month	—	8,367
Total unrealized depreciation on Interest Rate Swap Agreements						—	23,639
Gross unrealized appreciation/depreciation on Swap Agreements						$27,293	$59,979

The accompanying notes are an integral part of these financial statements.

40	Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Debt Portfolio

Corporate Bonds | 9.8%

Argentina | 0.2%
YPF Sociedad Anonima, 8.875%, 12/19/18 (c)	USD	675	$700,313

Brazil | 0.3%
Arcos Dorados Holdings, Inc., 10.250%, 07/13/16	BRL	600	239,059
Banco do Brasil SA, 9.250%, 04/15/23	USD	575	592,250
Companhia Energetica de Sao Paulo, 9.750%, 01/15/15	BRL	539	347,655
			1,178,964
China | 0.3%
China Lesso Group Holdings, Ltd., 7.875%, 05/13/16	USD	600	630,000
MIE Holdings Corp., 9.750%, 05/12/16	USD	625	662,500
			1,292,500
Colombia | 1.0%
Banco GNB Sudameris SA:
3.875%, 05/02/18	USD	132	126,885
3.875%, 05/02/18 (c)	USD	700	671,125
Grupo Aval, Ltd., 4.750%, 09/26/22	USD	750	691,875
Millicom International Cellular SA, 4.750%, 05/22/20	USD	1,125	1,080,000
Pacific Rubiales Energy Corp.:
7.250%, 12/12/21	USD	550	583,000
5.125%, 03/28/23	USD	275	252,313
5.125%, 03/28/23 (c)	USD	1,075	986,312
			4,391,510
Georgia | 0.4%
Bank of Georgia JSC, 7.750%, 07/05/17	USD	1,750	1,815,625

Guatemala | 0.5%
Cementos Progreso Trust:
7.125%, 11/06/23	USD	275	278,781
7.125%, 11/06/23 (c)	USD	700	709,625
Description	Security Currency	Principal Amount (000)	Value

Industrial Senior Trust:
5.500%, 11/01/22	USD	625	$575,000
5.500%, 11/01/22 (c)	USD	775	713,000
			2,276,406
India | 0.4%
Vedanta Resources PLC, 9.500%, 07/18/18	USD	1,425	1,581,750

Indonesia | 1.0%
PT Gajah Tunggal Tbk:
7.750%, 02/06/18	USD	925	906,500
7.750%, 02/06/18 (c)	USD	975	955,500
PT Pertamina (Persero) Tbk:
5.250%, 05/23/21	USD	1,025	986,563
6.500%, 05/27/41	USD	1,800	1,575,000
			4,423,563
Kazakhstan | 0.7%
Halyk Savings Bank of Kazakhstan JSC, 7.250%, 05/03/17	USD	1,750	1,895,775
KazAgro National Management Holding JSC, 4.625%, 05/24/23	USD	350	320,950
Zhaikmunai LP, 7.125%, 11/13/19	USD	1,050	1,098,510
			3,315,235
Mexico | 0.4%
America Movil SAB de CV, 6.450%, 12/05/22	MXN	17,350	1,224,554
Bio Pappel SAB de CV, 10.000%, 08/27/16	USD	418	419,460
Grupo Televisa SAB, 7.250%, 05/14/43	MXN	5,400	334,899
			1,978,913
Nigeria | 0.8%
Afren PLC, 6.625%, 12/09/20 (c)	USD	900	900,000
FBN Finance Co. BV:
8.250%, 08/07/20	USD	800	822,000
8.250%, 08/07/20 (c)	USD	725	731,495
GTB Finance BV, 6.000%, 11/08/18 (c)	USD	1,588	1,557,482
			4,010,977
Paraguay | 0.1%
Telefonica Celular del Paraguay SA, 6.750%, 12/13/22	USD	500	520,000

The accompanying notes are an integral part of these financial statements.

Annual Report	41

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Russia | 2.8%
Alliance Oil Co., Ltd., 7.000%, 05/04/20	USD	925	$888,000
ALROSA Finance SA, 7.750%, 11/03/20	USD	1,150	1,274,775
EDC Finance, Ltd.:
4.875%, 04/17/20	USD	750	728,437
4.875%, 04/17/20 (c)	USD	575	554,718
Gazprom Neft OAO:
4.375%, 09/19/22	USD	650	595,563
6.000%, 11/27/23 (c)	USD	550	558,250
Gazprom OAO:
9.250%, 04/23/19	USD	650	799,500
8.625%, 04/28/34	USD	390	460,200
Lukoil International Finance BV, 6.125%, 11/09/20	USD	900	975,150
Metalloinvest Finance, Ltd.:
5.625%, 04/17/20	USD	725	703,250
5.625%, 04/17/20 (c)	USD	925	897,128
MTS International Funding, Ltd.:
8.625%, 06/22/20	USD	800	944,000
5.000%, 05/30/23 (c)	USD	320	300,400
Rosneft Oil Co., 4.199%, 03/06/22	USD	1,300	1,192,750
Sberbank of Russia, 5.250%, 05/23/23	USD	675	630,315
Sibur Securities, Ltd., 3.914%, 01/31/18	USD	1,300	1,269,125
			12,771,561
South Africa | 0.5%
Transnet SOC, Ltd., 9.500%, 05/13/21 (c)	ZAR	24,000	2,260,214

Trinidad and Tobago | 0.4%
Petroleum Co. of Trinidad and Tobago Ltd.:
9.750%, 08/14/19	USD	850	1,064,625
6.000%, 05/08/22	USD	850	898,875
			1,963,500
Total Corporate Bonds (Identified cost $45,681,607)			44,481,031
Description	Security Currency	Principal Amount (000)	Value

Foreign Government Obligations | 76.4%

Angola | 2.0%
Republic of Angola Northern Lights III BV, 7.000%, 08/16/19	USD	8,465	$9,152,781

Argentina | 0.9%
Republic of Argentina, 8.280%, 12/31/33	USD	5,642	4,260,081

Armenia | 0.1%
Republic of Armenia, 6.000%, 09/30/20 (c)	USD	650	645,125

Bahrain | 1.0%
Kingdom of Bahrain:
6.125%, 08/01/23	USD	2,350	2,424,025
6.125%, 08/01/23 (c)	USD	2,050	2,114,575
			4,538,600
Belarus | 0.3%
Republic of Belarus, 8.750%, 08/03/15	USD	1,200	1,212,000

Belize | 0.4%
Republic of Belize, 5.000%, 02/20/38 (e)	USD	3,110	1,951,525

Bolivia | 0.9%
Bolivia Government Bonds:
4.875%, 10/29/22	USD	3,425	3,262,313
5.950%, 08/22/23 (c)	USD	1,000	985,000
			4,247,313
Brazil | 5.2%
Brazil Letras do Tesouro Nacional:
0.000%, 01/01/15	BRL	12,970	4,963,333
0.000%, 01/01/16	BRL	18,855	6,397,833
0.000%, 01/01/17	BRL	16,550	4,940,034
Brazil Minas SPE:
5.333%, 02/15/28	USD	600	556,500
5.333%, 02/15/28 (c)	USD	1,300	1,203,851
Brazil NTN-B, 6.000%, 08/15/20	BRL	145	142,945
Brazil NTN-F:
10.000%, 01/01/17	BRL	800	303,806
10.000%, 01/01/21	BRL	3,560	1,234,159
10.000%, 01/01/23	BRL	11,385	4,075,755
			23,818,216

The accompanying notes are an integral part of these financial statements.

42	Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Chile | 0.1%
Republic of Chile, 6.000%, 01/01/18	CLP	205,000	$392,955

Colombia | 0.4%
Republic of Colombia:
12.000%, 10/22/15	COP	900,000	525,544
7.750%, 04/14/21	COP	2,005,000	1,146,382
			1,671,926
Congo | 0.3%
Republic of Congo, 3.500%, 06/30/29 (e)	USD	1,801	1,594,062

Costa Rica | 0.1%
Costa Rica Government International Bond, 4.250%, 01/26/23	USD	250	228,750

Croatia | 1.2%
Croatia:
6.250%, 04/27/17	USD	720	766,800
6.750%, 11/05/19	USD	2,750	2,976,875
6.625%, 07/14/20	USD	1,550	1,660,437
			5,404,112
Dominican Republic | 0.7%
Dominican Republic:
5.875%, 04/18/24	USD	873	833,715
5.875%, 04/18/24 (c)	USD	2,600	2,483,000
			3,316,715
Ecuador | 0.7%
Republic of Ecuador, 9.375%, 12/15/15	USD	3,050	3,217,750

Egypt | 0.2%
Arab Republic of Egypt, 5.750%, 04/29/20	USD	1,005	954,750

El Salvador | 0.7%
Republic of El Salvador:
7.375%, 12/01/19	USD	1,475	1,605,907
5.875%, 01/30/25 (c)	USD	1,385	1,317,481
7.650%, 06/15/35	USD	425	413,950
			3,337,338
Description	Security Currency	Principal Amount (000)	Value

Gabon | 0.7%
Gabonese Republic:
8.200%, 12/12/17	USD	1,450	$1,678,375
6.375%, 12/12/24 (c)	USD	1,700	1,704,250
			3,382,625
Georgia | 0.6%
Republic of Georgia, 6.875%, 04/12/21	USD	2,400	2,568,000

Guatemala | 0.2%
Republic of Guatemala:
5.750%, 06/06/22	USD	700	722,750
5.750%, 06/06/22 (c)	USD	246	253,995
			976,745
Honduras | 0.0%
Honduras Government Bond, 7.500%, 03/15/24	USD	175	159,688

Hungary | 4.8%
Hungary:
6.250%, 01/29/20	USD	3,922	4,230,857
6.375%, 03/29/21	USD	905	970,613
5.375%, 02/21/23	USD	4,012	3,961,850
7.625%, 03/29/41	USD	1,030	1,126,562
Hungary Government Bonds:
8.000%, 02/12/15	HUF	70,200	341,843
7.750%, 08/24/15	HUF	249,600	1,235,279
6.750%, 02/24/17	HUF	764,000	3,794,764
6.750%, 11/24/17	HUF	283,000	1,418,621
5.500%, 12/20/18	HUF	353,850	1,693,109
7.500%, 11/12/20	HUF	305,000	1,587,184
7.000%, 06/24/22	HUF	210,000	1,060,306
6.750%, 10/22/28	HUF	112,000	540,202
			21,961,190
Indonesia | 4.8%
Indonesia Government Bonds:
5.250%, 05/15/18	IDR	13,900,000	1,027,938
7.875%, 04/15/19	IDR	19,243,000	1,563,790
8.250%, 07/15/21	IDR	7,700,000	624,972
7.000%, 05/15/22	IDR	22,290,000	1,666,713
5.625%, 05/15/23	IDR	23,700,000	1,601,746
8.375%, 09/15/26	IDR	17,405,000	1,364,941
7.000%, 05/15/27	IDR	13,980,000	970,674
6.125%, 05/15/28	IDR	58,930,000	3,752,732
8.250%, 06/15/32	IDR	9,500,000	724,014
6.625%, 05/15/33	IDR	5,500,000	354,766

The accompanying notes are an integral part of these financial statements.

Annual Report	43

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Republic of Indonesia:
6.875%, 01/17/18	USD	450	$503,325
3.375%, 04/15/23 (c)	USD	1,125	959,062
5.375%, 10/17/23	USD	900	895,500
8.500%, 10/12/35	USD	2,350	2,837,625
6.625%, 02/17/37	USD	2,490	2,512,410
5.250%, 01/17/42	USD	500	428,750
			21,788,958
Iraq | 2.4%
Republic of Iraq, 5.800%, 01/15/28	USD	12,700	10,795,000

Ivory Coast | 3.3%
Ivory Coast, 5.750%, 12/31/32 (e)	USD	16,850	15,038,625

Jordan | 0.4%
Kingdom of Jordan, 3.875%, 11/12/15	USD	1,625	1,625,000

Kenya | 0.2%
Kenya Treasury Bond, 12.000%, 09/18/23	KES	72,000	833,968

Latvia | 0.7%
Republic of Latvia:
2.750%, 01/12/20	USD	1,325	1,263,719
5.250%, 06/16/21	USD	1,950	2,106,000
			3,369,719
Lebanon | 1.6%
Lebanese Republic:
9.000%, 03/20/17	USD	3,175	3,536,950
6.100%, 10/04/22	USD	3,997	3,887,082
			7,424,032
Malaysia | 2.8%
Bank Negara Monetary Notes:
0.000%, 01/16/14	MYR	1,200	365,917
0.000%, 02/11/14	MYR	280	85,237
0.000%, 03/25/14	MYR	140	42,460
Malaysia Government Bonds:
3.197%, 10/15/15	MYR	2,000	609,365
4.262%, 09/15/16	MYR	8,000	2,499,178
3.260%, 03/01/18	MYR	10,000	3,003,911
3.580%, 09/28/18	MYR	9,000	2,723,523
Description	Security Currency	Principal Amount (000)	Value

4.378%, 11/29/19	MYR	5,890	$1,833,461
4.160%, 07/15/21	MYR	1,365	418,825
3.418%, 08/15/22	MYR	1,470	424,559
4.392%, 04/15/26	MYR	2,325	700,236
			12,706,672
Mexico | 5.1%
Mexican Bonos:
6.000%, 06/18/15	MXN	20	1,581
6.250%, 06/16/16	MXN	20,900	1,680,902
5.000%, 06/15/17	MXN	23,720	1,828,661
7.750%, 12/14/17	MXN	87,400	7,337,805
8.500%, 12/13/18	MXN	23,430	2,028,742
8.500%, 05/31/29	MXN	15,600	1,357,118
7.750%, 05/29/31	MXN	36,400	2,918,529
8.500%, 11/18/38	MXN	20,650	1,746,949
7.750%, 11/13/42	MXN	8,796	687,732
Mexican Udibonos:
5.000%, 06/16/16	MXN	11,635	982,671
2.500%, 12/10/20	MXN	13,052	1,012,998
United Mexican States, 6.750%, 09/27/34	USD	1,575	1,858,500
			23,442,188
Mongolia | 0.1%
Mongolia Government International Bond, 4.125%, 01/05/18	USD	725	652,500

Namibia | 0.5%
Republic of Namibia, 5.500%, 11/03/21	USD	2,150	2,193,000

Nigeria | 2.2%
Nigeria Government Bonds:
15.100%, 04/27/17	NGN	36,000	236,391
16.000%, 06/29/19	NGN	142,000	985,255
16.390%, 01/27/22	NGN	222,447	1,602,397
Nigeria Treasury Bills:
0.000%, 03/20/14	NGN	110,000	670,770
0.000%, 04/10/14	NGN	95,000	575,198
0.000%, 04/24/14	NGN	90,000	542,371
0.000%, 05/08/14	NGN	74,000	444,198
0.000%, 06/05/14	NGN	5,000	29,762
0.000%, 08/07/14	NGN	15,000	87,440
0.000%, 09/04/14	NGN	42,900	247,505
0.000%, 10/23/14	NGN	188,000	1,066,493
0.000%, 11/20/14	NGN	26,000	146,060

The accompanying notes are an integral part of these financial statements.

44	Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Republic of Nigeria:
5.125%, 07/12/18 (c)	USD	800	$820,000
6.750%, 01/28/21	USD	950	1,026,000
6.375%, 07/12/23 (c)	USD	1,325	1,368,063
			9,847,903
Panama | 0.7%
Republic of Panama:
8.875%, 09/30/27	USD	1,775	2,365,187
9.375%, 04/01/29	USD	725	1,005,938
			3,371,125
Paraguay | 0.2%
Republic of Paraguay:
4.625%, 01/25/23	USD	675	631,125
4.625%, 01/25/23 (c)	USD	250	233,750
			864,875
Peru | 0.3%
Republic of Peru, 7.840%, 08/12/20	PEN	3,420	1,392,237

Philippines | 0.2%
Republic of Philippines, 6.250%, 01/14/36	PHP	30,000	718,851

Poland | 3.4%
Poland Government Bonds:
5.250%, 10/25/17	PLN	11,875	4,178,390
5.500%, 10/25/19	PLN	16,827	6,026,506
5.250%, 10/25/20	PLN	1,250	443,748
5.750%, 09/23/22	PLN	5,125	1,871,634
2.750%, 08/25/23	PLN	6,598	2,302,383
4.000%, 10/25/23	PLN	1,600	515,370
			15,338,031
Romania | 2.3%
Romania Government Bonds:
5.800%, 10/26/15	RON	12,650	4,040,405
5.750%, 01/27/16	RON	3,320	1,059,232
6.000%, 04/30/16	RON	1,300	417,187
6.750%, 06/11/17	RON	1,100	363,297
5.900%, 07/26/17	RON	4,850	1,563,439
6.750%, 02/07/22	USD	2,524	2,864,740
			10,308,300
Description	Security Currency	Principal Amount (000)	Value

Russia | 5.8%
Russia Foreign Bonds:
7.850%, 03/10/18	RUB	100,000	$3,133,684
7.850%, 03/10/18 (c)	RUB	5,000	156,684
5.000%, 04/29/20	USD	500	534,750
7.500%, 03/31/30	USD	1,577	1,837,025
Russia Government Bonds - OFZ:
7.350%, 01/20/16	RUB	23,700	737,135
7.500%, 03/15/18	RUB	8,960	278,926
7.500%, 02/27/19	RUB	100,000	3,099,632
6.800%, 12/11/19	RUB	114,871	3,422,975
7.600%, 04/14/21	RUB	31,975	984,788
7.600%, 07/20/22	RUB	84,000	2,564,111
7.000%, 01/25/23	RUB	29,000	850,400
8.150%, 02/03/27	RUB	35,000	1,098,705
7.050%, 01/19/28	RUB	28,300	800,623
Russian Federation:
3.250%, 04/04/17	USD	1,600	1,669,600
3.250%, 04/04/17 (c)	USD	2,800	2,921,800
4.875%, 09/16/23 (c)	USD	1,600	1,616,000
5.625%, 04/04/42	USD	600	597,000
			26,303,838
Rwanda | 0.5%
Republic of Rwanda, 6.625%, 05/02/23	USD	2,300	2,173,500

Senegal | 0.3%
Republic of Senegal, 8.750%, 05/13/21	USD	1,250	1,393,750

Serbia | 1.0%
Republic of Serbia:
5.875%, 12/03/18 (c)	USD	775	788,562
4.875%, 02/25/20	USD	625	590,938
7.250%, 09/28/21	USD	1,525	1,605,062
Serbia Treasury Bill, 0.000%, 01/03/14	RSD	80,000	960,327
Serbia Treasury Bond, 10.000%, 10/17/16	RSD	38,000	439,049
			4,383,938
South Africa | 3.8%
Eskom Holdings, Ltd., 7.850%, 04/02/26	ZAR	9,000	794,693

The accompanying notes are an integral part of these financial statements.

Annual Report	45

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Republic of South Africa:
13.500%, 09/15/15	ZAR	11,450	$1,218,993
8.250%, 09/15/17	ZAR	38,440	3,821,017
8.000%, 12/21/18	ZAR	42,550	4,194,623
7.250%, 01/15/20	ZAR	8,775	827,669
7.750%, 02/28/23	ZAR	19,900	1,879,402
10.500%, 12/21/26	ZAR	13,835	1,554,112
7.000%, 02/28/31	ZAR	33,100	2,630,961
6.500%, 02/28/41	ZAR	4,600	323,140
			17,244,610
Sri Lanka | 0.7%
Republic of Sri Lanka, 6.250%, 10/04/20	USD	3,119	3,072,215

Tanzania | 0.3%
United Republic of Tanzania, 6.392%, 03/09/20	USD	1,425	1,489,125

Thailand | 2.5%
Thailand Government Bonds:
3.125%, 12/11/15	THB	27,985	859,321
3.250%, 06/16/17	THB	2,500	76,697
3.875%, 06/13/19	THB	220,300	6,858,932
1.200%, 07/14/21	THB	52,934	1,508,754
3.650%, 12/17/21	THB	66,170	1,999,087
3.580%, 12/17/27	THB	8,700	249,492
			11,552,283
Turkey | 5.7%
Republic of Turkey:
7.000%, 09/26/16	USD	750	823,125
5.625%, 03/30/21	USD	3,300	3,313,200
5.125%, 03/25/22	USD	1,865	1,786,670
3.250%, 03/23/23	USD	675	555,188
7.375%, 02/05/25	USD	2,925	3,157,537
Turkey Government Bonds:
9.000%, 03/05/14	TRY	860	400,674
6.500%, 01/07/15	TRY	3,890	1,753,756
9.000%, 01/27/16	TRY	8,566	3,913,893
9.000%, 03/08/17	TRY	9,300	4,205,989
10.500%, 01/15/20	TRY	1,910	908,339
4.000%, 04/01/20	TRY	2,022	972,031
Description	Security Currency	Principal Amount (000)	Value

3.000%, 07/21/21	TRY	2,844	$1,283,763
9.500%, 01/12/22	TRY	1,660	743,638
3.000%, 02/23/22	TRY	3,399	1,528,837
7.100%, 03/08/23	TRY	1,705	649,630
			25,996,270
Ukraine | 1.6%
Ukraine Government Bonds:
6.875%, 09/23/15	USD	775	754,850
6.580%, 11/21/16	USD	1,725	1,617,188
9.250%, 07/24/17 (c)	USD	400	398,832
7.750%, 09/23/20	USD	900	830,250
7.800%, 11/28/22	USD	900	813,600
7.800%, 11/28/22 (c)	USD	1,425	1,288,200
7.500%, 04/17/23 (c)	USD	1,875	1,679,062
			7,381,982
Venezuela | 1.0%
Republic of Venezuela:
5.750%, 02/26/16	USD	900	764,550
8.250%, 10/13/24	USD	2,845	2,002,880
7.650%, 04/21/25	USD	1,226	827,550
9.250%, 05/07/28	USD	1,036	766,344
9.375%, 01/13/34	USD	340	252,110
			4,613,434
Vietnam | 0.3%
Socialist Republic of Vietnam, 6.750%, 01/29/20	USD	1,100	1,190,750

Zambia | 0.2%
Republic of Zambia, 5.375%, 09/20/22	USD	825	713,625

Total Foreign Government Obligations (Identified cost $366,808,653)			348,212,551

Quasi Government Bonds | 3.6%

Azerbaijan | 1.2%
State Oil Co. of the Azerbaijan Republic, 4.750%, 03/13/23	USD	5,850	5,513,625

The accompanying notes are an integral part of these financial statements.

46	Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Colombia | 0.3%
Emgesa SA ESP:
8.750%, 01/25/21	COP	1,000,000	$546,788
8.750%, 01/25/21 (c)	COP	150,000	82,018
Empresas Publicas de Medellin ESP:
8.375%, 02/01/21	COP	1,170,000	627,738
8.375%, 02/01/21 (c)	COP	150,000	80,479
			1,337,023
Kazakhstan | 1.0%
Development Bank of Kazakhstan JSC:
4.125%, 12/10/22	USD	4,300	3,842,910
4.125%, 12/10/22 (c)	USD	675	603,248
			4,446,158
Russia | 0.4%
Russian Agricultural Bank OJSC:
8.700%, 03/17/16	RUB	15,000	455,140
8.625%, 02/17/17	RUB	14,000	420,881
5.298%, 12/27/17	USD	675	695,250
			1,571,271
Description	Security Currency	Principal Amount (000)	Value

Venezuela | 0.7%
Petroleos de Venezuela SA, 5.250%, 04/12/17	USD	4,370	$3,222,875

Total Quasi Government Bonds (Identified cost $17,101,921)			16,090,952

Description		Shares	Value

Short-Term Investment | 8.2%
State Street Institutional Treasury Money Market Fund (Identified cost $37,374,194)		37,374,194	$37,374,194

Total Investments | 98.0% (Identified cost $466,966,375) (d), (f)			$446,158,728

Cash and Other Assets in Excess of Liabilities | 2.0%			9,331,480

Net Assets | 100.0%			$455,490,208

The accompanying notes are an integral part of these financial statements.

Annual Report	47

Lazard Emerging Markets Debt Portfolio (continued)

Forward Currency Contracts open at December 31, 2013:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
BRL	SCB	01/03/14	13,792,892	$ 5,936,257	$5,846,304	$—	$89,953
BRL	SCB	02/04/14	13,792,892	5,799,231	5,799,333	102	—
EUR	SCB	01/17/14	3,271,799	4,520,000	4,500,982	—	19,018
IDR	JPM	01/27/14	6,133,355,437	500,887	501,978	1,091	—
MXN	BRC	01/17/14	21,866,000	1,677,806	1,672,827	—	4,979
MXN	BRC	01/17/14	41,783,053	3,225,096	3,196,552	—	28,544
MXN	CIT	01/17/14	21,866,000	1,678,256	1,672,827	—	5,429
MXN	JPM	01/17/14	21,866,000	1,677,844	1,672,827	—	5,017
MXN	JPM	01/17/14	21,866,000	1,677,844	1,672,827	—	5,017
MXN	JPM	01/17/14	26,769,002	2,067,647	2,047,924	—	19,723
MXN	SCB	01/17/14	21,866,000	1,678,063	1,672,827	—	5,236
MYR	CIT	01/06/14	1,452,150	450,000	443,252	—	6,748
MYR	SCB	01/16/14	29,596,118	9,214,807	9,028,090	—	186,717
PHP	JPM	01/10/14	59,285,250	1,350,000	1,335,930	—	14,070
PLN	BRC	01/17/14	4,925,978	1,617,090	1,629,110	12,020	—
PLN	BRC	01/17/14	4,925,978	1,619,535	1,629,110	9,575	—
PLN	CIT	01/17/14	4,020,294	1,323,205	1,329,584	6,379	—
PLN	CIT	01/17/14	4,020,294	1,319,921	1,329,584	9,663	—
PLN	JPM	01/17/14	4,020,294	1,323,075	1,329,584	6,509	—
PLN	JPM	01/17/14	4,020,294	1,320,467	1,329,584	9,117	—
PLN	SCB	01/17/14	4,020,294	1,319,947	1,329,584	9,637	—
PLN	SCB	01/17/14	4,020,294	1,322,770	1,329,584	6,814	—
RSD	CIT	01/08/14	108,856,500	1,294,293	1,304,063	9,770	—
RSD	CIT	01/17/14	55,824,000	661,736	667,225	5,489	—
RSD	HSB	01/09/14	95,735,000	1,136,590	1,146,580	9,990	—
RUB	BRC	01/17/14	35,025,827	1,062,676	1,062,899	223	—
RUB	BRC	01/17/14	35,025,827	1,062,096	1,062,899	803	—
RUB	JPM	01/17/14	35,025,827	1,062,854	1,062,899	45	—
RUB	JPM	01/17/14	35,025,827	1,061,762	1,062,899	1,137	—
THB	JPM	01/06/14	29,493,100	910,000	897,409	—	12,591
THB	JPM	03/03/14	63,277,500	1,950,000	1,920,381	—	29,619
TRY	JPM	01/17/14	1,096,219	511,277	508,560	—	2,717
UYU	CIT	01/21/14	12,144,000	550,000	559,631	9,631	—
UYU	HSB	01/17/14	12,039,500	560,237	555,498	—	4,739
UYU	JPM	01/17/14	12,039,500	560,707	555,498	—	5,209
UYU	JPM	01/21/14	12,127,500	550,000	558,871	8,871	—
Total Forward Currency Purchase Contracts				$65,553,976	$65,225,516	$116,866	$445,326

The accompanying notes are an integral part of these financial statements.

48	Annual Report

Lazard Emerging Markets Debt Portfolio (concluded)

Forward Currency Contracts open at December 31, 2013 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts
BRL	SCB	01/03/14	13,792,892	$5,846,924	$5,846,304	$620	$—
CLP	SCB	01/21/14	409,178,000	770,000	777,109	—	7,109
CZK	BRC	01/17/14	34,025,400	1,686,254	1,713,553	—	27,299
CZK	JPM	01/17/14	25,180,225	1,248,802	1,268,101	—	19,299
CZK	SCB	01/17/14	27,677,512	1,372,722	1,393,867	—	21,145
EUR	BRC	01/17/14	882,833	1,215,126	1,214,504	622	—
EUR	BRC	01/17/14	882,833	1,217,776	1,214,504	3,272	—
EUR	CIT	01/08/14	930,000	1,294,293	1,279,398	14,895	—
EUR	CIT	01/17/14	480,000	661,735	660,331	1,404	—
EUR	HSB	01/09/14	820,000	1,136,590	1,128,070	8,520	—
EUR	SCB	01/17/14	721,607	995,385	992,708	2,677	—
EUR	SCB	01/17/14	721,607	992,996	992,708	288	—
HUF	CIT	01/17/14	646,494,049	2,938,008	2,989,526	—	51,518
IDR	JPM	01/27/14	11,392,500,000	929,241	932,406	—	3,165
IDR	SCB	01/27/14	11,392,500,000	930,000	932,406	—	2,406
KES	CIT	01/06/14	75,480,000	850,000	873,903	—	23,903
MXN	CIT	01/17/14	8,609,419	665,581	658,651	6,930	—
MXN	SCB	01/17/14	17,218,838	1,330,154	1,317,303	12,851	—
PEN	CIT	01/24/14	1,833,150	660,000	653,096	6,904	—
PEN	HSB	01/24/14	1,862,935	670,000	663,708	6,292	—
PEN	JPM	01/24/14	1,862,600	670,000	663,588	6,412	—
TRY	BRC	01/17/14	2,713,763	1,320,887	1,258,974	61,913	—
TRY	JPM	01/17/14	1,063,204	517,828	493,244	24,584	—
TRY	SCB	01/17/14	2,713,763	1,320,309	1,258,975	61,334	—
ZAR	BRC	01/17/14	15,028,741	1,440,114	1,429,811	10,303	—
ZAR	JPM	01/17/14	15,028,741	1,439,617	1,429,810	9,807	—
ZAR	SCB	01/17/14	20,512,452	1,963,778	1,951,522	12,256	—
Total Forward Currency Sale Contracts				$36,084,120	$35,988,080	251,884	155,844
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$368,750	$601,170

Interest Rate Swap Agreement open at December 31, 2013:

Currency	Counterparty	Notional Amount	Expiration Date	Receive (Pay) Rate	Variable Rate	Unrealized Depreciation

ZAR	BRC	15,200,000	10/16/17	5.78%	South Africa Johannesburg Interbank Agreed Rate 3 Month	$57,579

The accompanying notes are an integral part of these financial statements.

Annual Report	49

Description	Security Currency	Principal Amount (000)	Value

Lazard Explorer Total Return Portfolio

Corporate Bonds | 17.5%

Argentina | 0.3%
YPF Sociedad Anonima, 8.875%, 12/19/18 (c)	USD	100	$103,750

Brazil | 0.6%
Banco do Brasil SA, 9.250%, 04/15/23	USD	200	206,000

Bulgaria | 0.5%
Bulgarian Energy Holding EAD, 4.250%, 11/07/18	EUR	125	167,491

China | 0.6%
China Lesso Group Holdings, Ltd., 7.875%, 05/13/16	USD	200	210,000

Colombia | 2.1%
Banco GNB Sudameris SA, 3.875%, 05/02/18	USD	115	110,544
Grupo Aval, Ltd., 4.750%, 09/26/22	USD	200	184,500
Millicom International Cellular SA, 4.750%, 05/22/20	USD	200	192,000
Pacific Rubiales Energy Corp., 7.250%, 12/12/21	USD	225	238,500
			725,544
Georgia | 0.6%
Bank of Georgia JSC, 7.750%, 07/05/17	USD	200	207,500

Guatemala | 1.0%
Cementos Progreso Trust, 7.125%, 11/06/23 (c)	USD	200	202,750
Industrial Senior Trust, 5.500%, 11/01/22	USD	150	138,000
			340,750
India | 1.0%
Vedanta Resources PLC, 9.500%, 07/18/18	USD	300	333,000

Indonesia | 0.6%
PT Gajah Tunggal Tbk, 7.750%, 02/06/18	USD	200	196,000
Description	Security Currency	Principal Amount (000)	Value

Kazakhstan | 1.9%
Halyk Savings Bank of Kazakhstan JSC, 7.250%, 05/03/17	USD	200	$216,660
KazAgro National Management Holding JSC, 4.625%, 05/24/23	USD	250	229,250
Zhaikmunai LP, 7.125%, 11/13/19	USD	200	209,240
			655,150
Nigeria | 1.9%
Afren PLC, 6.625%, 12/09/20 (c)	USD	225	225,000
FBN Finance Co. BV, 8.250%, 08/07/20 (c)	USD	200	201,792
GTB Finance BV, 6.000%, 11/08/18 (c)	USD	200	196,157
			622,949
Russia | 5.4%
Alliance Oil Co., Ltd., 7.000%, 05/04/20	USD	200	192,000
ALROSA Finance SA, 7.750%, 11/03/20	USD	200	221,700
EDC Finance, Ltd., 4.875%, 04/17/20	USD	200	194,250
Gazprom Neft OAO, 6.000%, 11/27/23 (c)	USD	200	203,000
Gazprom OAO, 8.625%, 04/28/34	USD	110	129,800
Lukoil International Finance BV, 6.125%, 11/09/20	USD	200	216,700
Metalloinvest Finance, Ltd., 5.625%, 04/17/20	USD	200	194,000
MTS International Funding, Ltd., 8.625%, 06/22/20	USD	100	118,000
Rosneft Oil Co., 4.199%, 03/06/22	USD	200	183,500
Sibur Securities, Ltd., 3.914%, 01/31/18	USD	200	195,250
			1,848,200
Trinidad and Tobago | 0.7%
Petroleum Co. of Trinidad and Tobago Ltd., 9.750%, 08/14/19	USD	200	250,500

The accompanying notes are an integral part of these financial statements.

50	Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Explorer Total Return Portfolio (continued)

Ukraine | 0.3%
DTEK Finance BV, 9.500%, 04/28/15	USD	100	$100,625

Total Corporate Bonds (Identified cost $5,961,482)			5,967,459

Foreign Government Obligations | 46.8%

Angola | 2.5%
Republic of Angola Northern Lights III BV, 7.000%, 08/16/19	USD	775	837,969

Bahrain | 2.1%
Kingdom of Bahrain:
6.125%, 08/01/23	USD	200	206,300
6.125%, 08/01/23 (c)	USD	500	515,750
			722,050
Belize | 0.4%
Republic of Belize, 5.000%, 02/20/38 (e)	USD	240	150,600

Bolivia | 1.1%
Bolivia Government Bonds:
4.875%, 10/29/22	USD	200	190,500
5.950%, 08/22/23 (c)	USD	200	197,000
			387,500
Brazil | 6.3%
Brazil Letras do Tesouro Nacional:
0.000%, 01/01/15	BRL	1,740	665,860
0.000%, 01/01/17	BRL	2,650	791,002
Brazil Minas SPE, 5.333%, 02/15/28	USD	400	371,000
Brazil NTN-F:
10.000%, 01/01/21	BRL	380	131,691
10.000%, 01/01/23	BRL	500	178,997
			2,138,550
Colombia | 0.8%
Republic of Colombia, 8.125%, 05/21/24	USD	200	257,000
Description	Security Currency	Principal Amount (000)	Value

Congo | 0.6%
Republic of Congo, 3.500%, 06/30/29 (e)	USD	228	$201,780

Dominican Republic | 0.5%
Dominican Republic, 9.040%, 01/23/18	USD	167	180,603

Ecuador | 1.2%
Republic of Ecuador, 9.375%, 12/15/15	USD	375	395,625

El Salvador | 0.9%
Republic of El Salvador:
7.375%, 12/01/19	USD	100	108,875
8.250%, 04/10/32	USD	190	202,587
			311,462
Gabon | 0.7%
Gabonese Republic, 6.375%, 12/12/24 (c)	USD	250	250,625

Georgia | 0.6%
Republic of Georgia, 6.875%, 04/12/21	USD	200	214,000

Guatemala | 0.6%
Republic of Guatemala, 5.750%, 06/06/22	USD	200	206,500

Hungary | 1.5%
Hungary:
6.250%, 01/29/20	USD	75	80,906
5.750%, 11/22/23	USD	190	190,950
7.625%, 03/29/41	USD	204	223,125
			494,981
Indonesia | 1.4%
Republic of Indonesia, 8.500%, 10/12/35	USD	400	483,000

Iraq | 2.3%
Republic of Iraq, 5.800%, 01/15/28	USD	925	786,250

Ivory Coast | 3.4%
Ivory Coast, 5.750%, 12/31/32 (e)	USD	1,300	1,160,250

The accompanying notes are an integral part of these financial statements.

Annual Report	51

Description	Security Currency	Principal Amount (000)	Value

Lazard Explorer Total Return Portfolio (continued)

Kenya | 0.1%
Kenya Treasury Bill, 0.000%, 04/28/14	KES	2,000	$22,432

Mexico | 5.6%
Mexican Bonos:
6.250%, 06/16/16	MXN	1,010	81,230
7.250%, 12/15/16	MXN	3,410	281,080
5.000%, 06/15/17	MXN	950	73,239
4.750%, 06/14/18	MXN	5,770	431,375
8.500%, 12/13/18	MXN	5,900	510,866
8.000%, 06/11/20	MXN	3,410	291,804
United Mexican States, 6.750%, 09/27/34	USD	200	236,000
			1,905,594
Nigeria | 1.6%
Nigeria Treasury Bills:
0.000%, 05/22/14	NGN	20,000	119,524
0.000%, 09/04/14	NGN	17,700	102,117
0.000%, 10/23/14	NGN	20,700	117,428
Republic of Nigeria, 6.375%, 07/12/23 (c)	USD	200	206,500
			545,569
Panama | 0.9%
Republic of Panama, 8.875%, 09/30/27	USD	235	313,137

Paraguay | 0.5%
Republic of Paraguay, 4.625%, 01/25/23	USD	200	187,000

Peru | 0.1%
Republic of Peru, 6.550%, 03/14/37	USD	25	28,750

Philippines | 0.2%
Republic of Philippines, 9.500%, 02/02/30	USD	50	74,812

Romania | 1.1%
Romania Government Bond, 5.900%, 07/26/17	RON	1,120	361,042
Description	Security Currency	Principal Amount (000)	Value

Russia | 2.3%
Russia Government Bonds - OFZ:
7.400%, 04/19/17	RUB	2,830	$87,806
6.200%, 01/31/18	RUB	7,800	230,981
7.500%, 03/15/18	RUB	2,500	77,825
7.500%, 02/27/19	RUB	13,000	402,952
			799,564
Rwanda | 0.6%
Republic of Rwanda, 6.625%, 05/02/23	USD	225	212,625

Serbia | 1.8%
Republic of Serbia:
5.875%, 12/03/18 (c)	USD	200	203,500
4.875%, 02/25/20	USD	200	189,100
7.250%, 09/28/21	USD	200	210,500
			603,100
South Africa | 1.2%
Republic of South Africa, 13.500%, 09/15/15	ZAR	3,800	404,557

Sri Lanka | 0.2%
Republic of Sri Lanka, 6.250%, 10/04/20	USD	75	73,875

Tanzania | 0.6%
United Republic of Tanzania, 6.392%, 03/09/20	USD	200	209,000

Turkey | 1.0%
Republic of Turkey, 7.375%, 02/05/25	USD	300	323,850

Uganda | 0.0%
Uganda Treasury Bill, 0.000%, 08/07/14	UGX	30,000	10,518

Ukraine | 0.8%
Ukraine Government Bonds:
7.750%, 09/23/20	USD	100	92,250
7.800%, 11/28/22	USD	200	180,800
			273,050

United Arab Emirates | 0.8%
Dubai Government International Bond, 5.591%, 06/22/21	USD	250	270,312

The accompanying notes are an integral part of these financial statements.

52	Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Explorer Total Return Portfolio (continued)

Uruguay | 0.5%
Republica of Uruguay, 7.875%, 01/15/33	USD	75	$92,063
Uruguay Monetary Regulation Bill, 0.000%, 11/26/15	UYU	1,800	63,997
			156,060
Total Foreign Government Obligations (Identified cost $16,077,737)			15,953,592

Quasi Government Bonds | 3.6%

Azerbaijan | 1.1%
State Oil Co. of the Azerbaijan Republic, 4.750%, 03/13/23	USD	400	377,000

Brazil | 0.4%
Banco Nacional de Desenvolvimento Economico e Social, 5.750%, 09/26/23 (c)	USD	125	123,594

Kazakhstan | 0.5%
Development Bank of Kazakhstan JSC, 4.125%, 12/10/22	USD	200	178,740

Russia | 1.1%
Vnesheconombank, 5.942%,11/21/23 (c)	USD	400	393,709

Ukraine | 0.5%
Ukreximbank (Biz Finance PLC), 8.375%, 04/27/15	USD	175	166,687

Total Quasi Government Bonds (Identified cost $1,252,865)			1,239,730
Description	Shares	Value

Short-Term Investment | 27.6%
State Street Institutional Treasury Money Market Fund (Identified cost $9,426,266)	9,426,266	$9,426,266

Total Investments | 95.5% (Identified cost $32,718,350) (d), (f)		32,587,047

Description	Number of Contracts	Value

Purchased Options | 0.2%
INR vs USD February 14 62.00 Put, Expires 02/20/14	6,180	$7,540
USD vs EUR April 14 1.38 Put, Expires 04/01/14	15,500	33,229
ZAR vs USD February 14 10.35 Put, Expires 02/11/14	13,800	11,592

Total Purchased Options (Identified cost $63,877)		52,361

Total Investments and Purchased Options | 95.7% (Identified cost $32,782,227)		$32,639,408

Cash and Other Assets in Excess of Liabilities | 4.3%		1,474,925

Net Assets | 100.0%		$34,114,333

The accompanying notes are an integral part of these financial statements.

Annual Report	53

Lazard Explorer Total Return Portfolio (continued)

Forward Currency Contracts open at December 31, 2013:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
BRL	SCB	01/03/14	525,903	$222,935	$222,911	$—	$24
EUR	JPM	01/17/14	297,646	410,000	409,469	—	531
INR	SCB	01/27/14	20,940,150	335,303	336,567	1,264	—
MXN	BRC	01/17/14	5,200,000	399,002	397,818	—	1,184
MXN	CIT	01/17/14	5,200,000	399,110	397,819	—	1,291
MXN	JPM	01/17/14	1,424,610	110,000	108,988	—	1,012
MXN	JPM	01/17/14	5,200,000	399,012	397,819	—	1,193
MXN	JPM	01/17/14	5,200,000	399,012	397,819	—	1,193
MXN	SCB	01/17/14	5,200,000	399,064	397,819	—	1,245
MYR	JPM	01/10/14	532,785	165,000	162,585	—	2,415
MYR	SCB	01/10/14	532,785	165,000	162,585	—	2,415
PHP	JPM	01/13/14	14,589,300	330,000	328,768	—	1,232
PLN	BRC	01/17/14	309,201	101,503	102,258	755	—
PLN	BRC	01/17/14	309,201	101,657	102,258	601	—
PLN	CIT	01/17/14	309,201	101,767	102,258	491	—
PLN	CIT	01/17/14	309,201	101,515	102,258	743	—
PLN	JPM	01/17/14	309,201	101,757	102,258	501	—
PLN	JPM	01/17/14	309,201	101,557	102,258	701	—
PLN	SCB	01/17/14	371,070	121,830	122,720	890	—
PLN	SCB	01/17/14	371,070	122,091	122,720	629	—
RUB	BRC	01/17/14	2,530,102	76,763	76,779	16	—
RUB	BRC	01/17/14	2,530,102	76,721	76,779	58	—
RUB	JPM	01/17/14	6,261,277	189,998	190,006	8	—
RUB	JPM	01/17/14	6,261,277	189,803	190,006	203	—
UYU	CIT	01/21/14	883,200	40,000	40,700	700	—
UYU	HSB	01/17/14	875,600	40,745	40,400	—	345
UYU	JPM	01/17/14	875,600	40,779	40,400	—	379
UYU	JPM	01/21/14	882,000	40,000	40,645	645	—
Total Forward Currency Purchase Contracts				$5,281,924	$5,275,670	$8,205	$14,459

Forward Currency Sale Contracts
BRL	BRC	02/04/14	103,959	43,800	43,711	89	—
BRL	BRC	02/04/14	288,360	120,000	121,243	—	1,243
BRL	BRC	02/04/14	445,462	187,800	187,298	502	—
BRL	CIT	02/04/14	288,300	120,000	121,218	—	1,218
BRL	SCB	01/03/14	525,903	226,341	222,911	3,430	—
BRL	SCB	02/04/14	142,380	60,000	59,865	135	—
BRL	SCB	02/04/14	168,210	70,000	70,725	—	725
BRL	SCB	02/04/14	288,300	120,000	121,218	—	1,218
BRL	SCB	02/04/14	445,462	187,800	187,298	502	—
BRL	SCB	02/04/14	525,903	221,116	221,120	—	4

The accompanying notes are an integral part of these financial statements.

54	Annual Report

Lazard Explorer Total Return Portfolio (continued)

Forward Currency Contracts open at December 31, 2013 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts (concluded)
CAD	BRC	01/17/14	7,934	$7,449	$7,466	$—	$17
CAD	BRC	01/17/14	78,475	74,444	73,850	594	—
CAD	SCB	01/17/14	238,475	226,229	224,419	1,810	—
CLP	SCB	01/31/14	89,590,000	170,000	169,954	46	—
CZK	BRC	01/17/14	2,079,330	103,049	104,717	—	1,668
CZK	JPM	01/17/14	1,514,600	75,116	76,277	—	1,161
CZK	SCB	01/17/14	1,706,148	84,620	85,923	—	1,303
EUR	BRC	01/17/14	254,151	349,812	349,633	179	—
EUR	BRC	01/17/14	254,151	350,575	349,633	942	—
EUR	SCB	01/17/14	47,500	65,364	65,345	19	—
EUR	SCB	01/17/14	47,500	65,521	65,345	176	—
HUF	CIT	01/17/14	6,215,871	28,249	28,744	—	495
MXN	BRC	01/17/14	7,061,013	545,017	540,193	4,824	—
MXN	CIT	01/17/14	2,729,017	210,976	208,780	2,196	—
MXN	JPM	01/17/14	1,102,918	85,000	84,377	623	—
MXN	JPM	01/17/14	1,467,618	113,359	112,278	1,081	—
MXN	SCB	01/17/14	1,103,088	85,000	84,390	610	—
MXN	SCB	01/17/14	5,458,033	421,633	417,559	4,074	—
PEN	CIT	01/24/14	166,650	60,000	59,372	628	—
PEN	HSB	01/24/14	166,830	60,000	59,437	563	—
PEN	JPM	01/24/14	166,800	60,000	59,426	574	—
PEN	SCB	01/21/14	195,090	70,000	69,541	459	—
PEN	SCB	01/21/14	242,382	87,000	86,398	602	—
RUB	BRC	01/17/14	2,751,558	83,000	83,499	—	499
RUB	BRC	01/17/14	2,753,010	83,000	83,543	—	543
RUB	BRC	01/17/14	3,646,005	110,000	110,642	—	642
RUB	BRC	01/17/14	13,330,716	403,000	404,536	—	1,536
RUB	CIT	01/17/14	3,646,500	110,000	110,657	—	657
RUB	HSB	01/17/14	3,857,420	116,600	117,058	—	458
RUB	HSB	01/17/14	4,640,611	140,000	140,825	—	825
RUB	JPM	01/17/14	2,751,948	83,000	83,511	—	511
RUB	JPM	01/17/14	2,753,152	83,000	83,548	—	548
RUB	JPM	01/17/14	3,646,225	110,000	110,649	—	649
TRY	BRC	01/17/14	247,438	120,437	114,792	5,645	—
TRY	JPM	01/17/14	496,636	241,884	230,401	11,483	—
TRY	SCB	01/17/14	247,438	120,384	114,792	5,592	—
ZAR	SCB	01/17/14	4,371,466	418,506	415,894	2,612	—
Total Forward Currency Sale Contracts				$6,978,081	$6,944,011	49,990	15,920
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$58,195	$30,379

The accompanying notes are an integral part of these financial statements.

Annual Report	55

Lazard Explorer Total Return Portfolio (concluded)

Written Options open at December 31, 2013:

Description	Number of Contracts	Strike Price	Expiration Date	Premium	Value

INR vs USD February 14 60.00 Put	6,180	60.00	02/20/14	$2,287	$(1,730)
USD vs EUR April 14 1.35 Put	15,500	1.35	04/01/14	17,995	(17,982)
ZAR vs USD February 14 10.00 Put	13,800	10.00	02/11/14	6,693	(2,484)
Total Written Options				$26,975	$(22,197)

Credit Default Swap Agreements open at December 31, 2013:

Referenced Obligation	Counterparty	Notional Amount	Expiration Date	Receive (Pay) Rate	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation

ITRAXX	BRC	300,000	12/20/18	1.00%	$(20,949)	$(20,046)	$—	$903
ITRAXX	JPM	100,000	12/20/18	1.00%	(6,983)	(6,639)	—	344
ITRAXX	JPM	1,030,000	12/20/18	1.00%	(71,923)	(68,454)	—	3,469
Markit CDS EM20 Series 9PA	BRC	2,960,000	12/20/18	5.00%	300,416	295,704	4,712	—
Markit CDS EM20 Series 9PA	BRC	355,000	12/20/18	5.00%	36,030	34,684	1,346	—
Markit CDS EM20 Series 9PA	BRC	700,000	12/20/18	5.00%	71,044	69,650	1,394	—
Markit CDS EM20 Series 9PA	BRC	240,000	12/20/18	5.00%	24,358	24,360	—	2
People’s Republic of China	BRC	160,000	03/20/19	1.00%	(1,646)	(2,167)	521	—
Republic of South Africa	BRC	2,350,000	03/20/19	(1.00%)	117,401	125,903	—	8,502
Republic of South Africa	JPM	2,200,000	03/20/19	(1.00%)	(22,631)	(28,477)	5,846	—
Total Credit Default Swap Agreements					$425,117	$424,518	$13,819	$13,220

Interest Rate Swap Agreements open at December 31, 2013:

Currency	Counterparty	Notional Amount	Expiration Date	Receive (Pay) Rate	Variable Rate	Unrealized Appreciation	Unrealized Depreciation

HUF	BRC	143,510,000	12/23/18	4.10%	Budapest LIBOR 6 Month	$—	$2,510
RUB	BRC	6,000,000	09/16/17	6.93%	RUB-MOSPRIME-NFEA	—	1,134
RUB	BRC	3,000,000	09/11/16	6.90%	RUB-MOSPRIME-NFEA	—	300
ZAR	BRC	3,240,000	10/21/16	6.22%	South Africa Johannesburg Interbank Agreed Rate 3 Month	—	2,653
ZAR	BRC	3,500,000	09/19/18	6.79%	South Africa Johannesburg Interbank Agreed Rate 3 Month	—	6,508
ZAR	BRC	2,000,000	09/17/18	7.12%	South Africa Johannesburg Interbank Agreed Rate 3 Month	—	1,189
Total unrealized depreciation on Interest Rate Swap Agreements						—	14,294
Gross unrealized appreciation/depreciation on Swap Agreements						$13,819	$27,514

The accompanying notes are an integral part of these financial statements.

56	Annual Report

The Lazard Funds, Inc. Notes to Portfolios of Investments December 31, 2013

(a)	Non-income producing security.

(b)	Security valued using Level 2 inputs, based on reference to a similar security from the same issuer which was trading on an active market, under accounting principles generally accepted in the United States of America (“GAAP”) hierarchy — see Note 9.

(c)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers”, and are considered to be liquid at December 31, 2013. The percentage of net assets are as follows:

Portfolio	Percentage of Net Assets

Emerging Markets Equity	1.9%
Emerging Markets Core Equity	3.0
Emerging Markets Equity Blend	0.9
Emerging Markets Multi-Strategy	3.5
Emerging Markets Debt	7.9
Explorer Total Return	8.9

(d)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) are as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Emerging Markets Equity	$13,899,123,605	$2,017,822,448	$1,190,326,736	$827,495,712
Emerging Markets Core Equity	3,873,379	88,232	125,068	(36,836)
Developing Markets Equity	601,269,643	42,089,470	53,023,082	(10,933,612)
Emerging Markets Equity Blend	585,262,512	49,713,712	36,843,839	12,869,873
Emerging Markets Multi-Strategy	228,501,869	10,278,841	14,862,799	(4,583,958)
Emerging Markets Debt	468,113,424	3,899,519	25,854,215	(21,954,696)
Explorer Total Return	32,785,856	293,001	439,449	(146,448)

(e)	Step up bonds are securities which increase the interest payment rate at a specified point in time. Rate shown reflects rate in effect at December 31, 2013 which may step up at a future date.

(f)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

The accompanying notes are an integral part of these financial statements.

Annual Report	57

Security Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
NTN-B	—	Brazil Sovereign “Nota do Tesouro Nacional” Series B
NTN-F	—	Brazil Sovereign “Nota do Tesouro Nacional” Series F
REIT	—	Real Estate Investment Trust
SDR	—	Swedish Depositary Receipt

Currency Abbreviations:
AMD	—	Armenian Dram	NGN	—	Nigerian Naira
BRL	—	Brazilian Real	PEN	—	Peruvian New Sol
CAD	—	Canadian Dollar	PHP	—	Philippine Peso
CLP	—	Chilean Peso	PLN	—	Polish Zloty
CNY	—	Chinese Renminbi	RON	—	New Romanian Leu
COP	—	Colombian Peso	RSD	—	Serbian Dinar
CZK	—	Czech Koruna	RUB	—	Russian Ruble
EUR	—	Euro	SEK	—	Swedish Krona
GHS	—	Ghanaian Cedi	SGD	—	Singapore Dollar
HUF	—	Hungarian Forint	THB	—	Thai Baht
IDR	—	Indonesian Rupiah	TRY	—	New Turkish Lira
INR	—	Indian Rupee	TWD	—	New Taiwan Dollar
JPY	—	Japanese Yen	UGX	—	Ugandan Shilling
KES	—	Kenya Shilling	USD	—	United States Dollar
KRW	—	South Korean Won	UYU	—	Uruguayan Peso
KZT	—	Kazakhstan Tenge	ZAR	—	South African Rand
MXN	—	Mexican New Peso	ZMW	—	Zambian Kwacha
MYR	—	Malaysian Ringgit

Counterparty Abbreviations:
BNP	—	BNP Paribas SA	JPM	—	JPMorgan Chase Bank
BRC	—	Barclays Bank PLC	SCB	—	Standard Chartered Bank
CIT	—	Citibank NA	SSB	—	State Street Bank and Trust Co.
HSB	—	HSBC Bank USA	UBS	—	UBS AG

The accompanying notes are an integral part of these financial statements.

58	Annual Report

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry	Lazard Emerging Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi- Strategy Portfolio	Lazard Emerging Markets Debt Portfolio	Lazard Explorer Total Return Portfolio

Agricultural	—%	0.6%	—%	—%	—%	—%	—%
Alcohol & Tobacco	4.2	1.0	—	2.0	1.1	—	—
Automotive	0.8	3.7	3.6	1.3	0.9	0.4	0.6
Banking	21.5	21.0	19.3	20.0	13.1	3.5	6.3
Building Materials	—	1.7	—	0.5	0.5	0.4	1.2
Cable Television	—	—	—	0.6	0.3	—	—
Chemicals	0.8	0.7	—	—	—	—	—
Coal Producer & Power Generator	—	—	—	—	—	—	0.3
Commercial Services	4.6	1.3	—	1.7	0.9	—	—
Computer Software	3.1	2.7	4.8	4.1	2.2	—	—
Construction & Engineering	1.2	—	2.1	2.0	1.1	—	—
Consumer Products	—	2.4	2.5	1.4	0.7	—	—
Diamonds & Precious Stones	—	—	—	—	0.1	0.3	0.6
Diversified	1.4	1.1	—	1.3	0.7	—	—
Electric	—	—	1.6	—	—	0.4	—
Energy	—	—	—	—	0.6	1.4	2.2
Energy Exploration & Production	6.2	2.8	4.1	3.4	2.2	1.4	1.2
Energy Integrated	4.1	2.4	4.5	6.0	4.4	2.7	4.5
Energy Services	—	2.2	2.8	1.7	1.1	0.3	0.6
Financial Services	3.6	1.1	2.9	2.7	1.5	0.2	1.2
Food & Beverages	0.7	2.3	—	1.2	0.6	—	—
Forest & Paper Products	0.8	1.8	—	1.5	0.9	0.1	—
Gas Distribution	—	1.5	—	—	—	—	—
Health Services	—	1.2	—	—	—	—	—
Household & Personal Products	2.9	1.2	—	1.6	0.9	—	—
Housing	1.2	0.9	1.6	0.9	0.5	—	—
Insurance	3.1	2.7	3.0	2.9	1.6	—	—
Leisure & Entertainment	2.6	3.6	6.1	5.7	3.1	0.2	—
Manufacturing	4.0	1.6	10.0	6.5	3.6	—	—
Medical Products	—	1.1	—	—	—	—	—
Metals & Mining	3.1	—	4.9	3.6	2.4	0.7	1.5
Pharmaceutical & Biotechnology	—	2.2	3.6	1.4	0.8	—	—
Real Estate	—	3.8	2.6	2.4	1.4	—	—
Retail	5.2	7.5	2.6	3.1	1.7	—	—
Semiconductors & Components	7.2	12.6	7.9	6.7	3.7	—	—
Technology	1.8	1.7	—	—	—	—	—
Technology Hardware	1.1	—	1.0	1.8	1.0	—	—
Telecommunications	11.2	3.9	—	6.1	3.8	0.9	0.9
Transportation	2.0	3.4	6.0	2.2	1.2	0.5	—
Water	—	0.9	—	—	—	—	—
Subtotal	98.4	98.6	97.5	96.3	58.6	13.4	21.1
Foreign Government Obligations	—	—	—	—	15.2	76.4	46.8
US Treasury Securities	—	—	—	—	6.7	—	—
Short-Term Investments	0.4	—	0.4	3.8	18.8	8.2	27.6
Total Investments	98.8%	98.6%	97.9%	100.1%	99.3%	98.0%	95.5%

The accompanying notes are an integral part of these financial statements.

Annual Report	59

The Lazard Funds, Inc. Statements of Assets and Liabilities

	Lazard	Lazard Emerging
	Emerging Markets	Markets Core
December 31, 2013	Equity Portfolio	Equity Portfolio

ASSETS
Investments in securities and purchased options, at value	$14,726,619,317	$3,836,543
Cash	—	—
Foreign currency	11,933,844	26,729
Receivables for:
Investments sold	160,712,859	—
Capital stock sold	35,972,364	—
Dividends and interest	1,471,277	1,362
Amount due from Investment Manager (Note 3)	—	56,003
Gross unrealized appreciation on:
Forward currency contracts	—	—
Swap agreements	—	—
Premium for swap agreements purchased	—	—
Deferred offering costs (Note 2(h))	—	79,823
Total assets	14,936,709,661	4,000,460

LIABILITIES
Payables for:
Due to custodian	—	10,039
Foreign currency due to custodian	—	—
Management fees	12,631,923	—
Accrued distribution fees	469,321	96
Accrued directors’ fees	24,105	3
Capital stock redeemed	22,801,258	—
Investments purchased	106,270	—
Dividends	—	—
Gross unrealized depreciation on:
Forward currency contracts	—	—
Swap agreements	—	—
Written options, at value	—	—
Other accrued expenses and payables	2,417,925	97,908
Total liabilities	38,450,802	108,046
Net assets	$14,898,258,859	$3,892,414

NET ASSETS
Paid in capital	$13,951,383,144	$3,934,364
Undistributed (distributions in excess of) net investment income	(9,501,570)	6
Accumulated net realized gain (loss)	67,087,180	(9,380)
Net unrealized appreciation (depreciation) on:
Investments	889,361,286	(32,368)
Foreign currency and forward currency contracts	(71,181)	(208)
Written options	—	—
Swap agreements	—	—
Net assets	$14,898,258,859	$3,892,414

Institutional Shares
Net assets	$12,691,328,970	$3,265,444
Shares of capital stock outstanding*	679,948,606	332,077
Net asset value, offering and redemption price per share	$18.67	$9.83

Open Shares
Net assets	$2,206,929,889	$626,970
Shares of capital stock outstanding*	115,276,325	63,785
Net asset value, offering and redemption price per share	$19.14	$9.83

Cost of investments in securities and purchased options	$13,837,258,031	$3,868,911
Cost of foreign currency	$11,977,378	$26,936

* $0.001 par value $5,400,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

60	Annual Report

Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi-Strategy Portfolio	Lazard Emerging Markets Debt Portfolio	Lazard Explorer Total Return Portfolio

$590,336,031	$598,132,385	$223,917,911	$446,158,728	$32,639,408
—	—	729,563	922,741	436,822
6,405,026	21,604	1,130,216	2,274,558	—

—	442,113	99,604	—	172,036
9,059,783	1,157,292	313,760	71,261	175,523
391,127	337,231	983,080	6,907,432	333,820
—	—	—	—	27,887

—	—	468,899	368,750	58,195
—	—	27,293	—	13,819
—	—	864,961	1,983	436,128
—	—	—	—	31,410
606,191,967	600,090,625	228,535,287	456,705,453	34,325,048

—	—	—	—	—
—	—	—	—	93,112
505,275	328,382	171,740	304,902	—
9,692	24,822	460	2,024	489
936	927	349	700	47
2,300,342	574,684	52,918	139,862	6,179
146,328	1,500,429	2,251,962	—	—
—	—	—	11,200	45

—	—	346,638	601,170	30,379
—	—	59,979	57,579	27,514
—	—	41,719	—	22,197
189,769	313,466	96,660	97,808	30,753
3,152,342	2,742,710	3,022,425	1,215,245	210,715
$603,039,625	$597,347,915	$225,512,862	$455,490,208	$34,114,333

$669,880,022	$588,328,214	$231,396,510	$485,287,206	$34,356,189
(1,096,911)	(253,590)	(258,018)	761,011	(52,320)
(68,528,197)	(12,681,330)	(3,718,849)	(9,391,907)	(63,267)

2,706,532	21,953,293	(2,005,972)	(20,807,647)	(142,819)
78,179	1,328	122,609	(300,876)	25,467
—	—	9,268	—	4,778
—	—	(32,686)	(57,579)	(13,695)
$603,039,625	$597,347,915	$225,512,862	$455,490,208	$34,114,333

$558,716,238	$478,753,610	$223,328,356	$446,179,843	$31,449,512
47,319,142	42,827,110	24,076,955	46,798,919	3,190,427
$11.81	$11.18	$9.28	$9.53	$9.86

$44,323,387	$118,594,305	$2,184,506	$9,310,365	$2,664,821
3,753,626	10,619,862	235,128	971,317	269,801
$11.81	$11.17	$9.29	$9.59	$9.88
$587,598,231	$576,142,315	$225,916,438	$466,966,375	$32,782,227
$6,326,976	$21,565	$1,126,342	$2,276,689	$—

Annual Report	61

The Lazard Funds, Inc. Statements of Operations

For the Period Ended December 31, 2013	Lazard Emerging Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio (a)

Investment Income (Loss)
Income
Dividends	$449,234,118	$2,700
Interest	5,223	—
Total investment income*	449,239,341	2,700

Expenses
Management fees (Note 3)	154,754,945	4,480
Custodian fees	9,457,315	17,000
Distribution fees (Open Shares)	5,992,643	117
Administration fees	1,697,551	7,590
Shareholders’ reports	1,505,954	5,050
Shareholders’ services	1,414,427	7,173
Directors’ fees and expenses	470,286	14
Professional services	341,191	51,696
Registration fees	111,893	760
Amortization of offering costs (Note 2(h))	—	16,017
Other†	327,795	3,519
Total gross expenses	176,074,000	113,416
Management fees waived and expenses reimbursed	—	(100,278)
Administration and shareholders’ services fees waived	—	(7,173)
Total net expenses	176,074,000	5,965
Net investment income (loss)	273,165,341	(3,265)

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Forward Currency Contracts, Options and Swap Agreements
Net realized gain (loss) on:
Investments**	535,037,362	(9,380)
Foreign currency and forward currency contracts	(4,024,005)	(415)
Purchased options	—	—
Written options	—	—
Swap agreements	—	—
Net change in unrealized appreciation (depreciation) on:
Investments***	(956,826,459)	(32,368)
Foreign currency and forward currency contracts	(34,383)	(208)
Purchased options	—	—
Written options	—	—
Swap agreements	—	—
Net realized and unrealized gain (loss) on investments, foreign currency, forward currency contracts, options and swap agreements	(425,847,485)	(42,371)
Net increase (decrease) in net assets resulting from operations	$(152,682,144)	$(45,636)
* Net of foreign withholding taxes of	$57,427,954	$160
** Net of foreign capital gains taxes of	$—	$—
*** Includes net change in unrealized foreign capital gains taxes of	$—	$—
† Includes interest on line of credit of	$3,302	$—

(a)	From the Portfolio’s commencement of operations on October 31, 2013.
(b)	From the Portfolio’s commencement of operations on June 28, 2013.

The accompanying notes are an integral part of these financial statements.

62	Annual Report

Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi-Strategy Portfolio	Lazard Emerging Markets Debt Portfolio	Lazard Explorer Total Return Portfolio (b)

$12,854,139	$9,694,068	$3,113,185	$5,536	$—
35	—	2,267,565	21,258,614	499,856
12,854,174	9,694,068	5,380,750	21,264,150	499,856

5,958,296	4,238,314	1,980,668	2,929,173	112,379
461,527	401,483	372,730	317,010	49,335
186,434	193,895	3,495	20,818	1,051
169,167	134,768	89,615	123,230	27,287
138,747	127,244	10,176	9,179	9,944
93,138	617,495	28,743	29,957	15,600
18,172	12,610	6,002	11,017	2,806
57,693	53,894	52,238	56,860	78,938
57,745	89,268	35,679	32,483	4,977
—	—	—	—	31,930
58,785	55,329	26,670	40,888	7,744
7,199,704	5,924,300	2,606,016	3,570,615	341,991
—	(183,606)	(26,985)	(7,262)	(177,809)
—	—	—	—	(16,828)
7,199,704	5,740,694	2,579,031	3,563,353	147,354
5,654,470	3,953,374	2,801,719	17,700,797	352,502

(34,164,180)	4,653,417	124,318	(6,110,564)	(18,447)
(363,969)	(429,513)	761,266	3,766,522	649,352
—	—	(318,602)	(1,476,336)	(63,287)
—	—	27,132	82,711	11,605
—	—	(1,042,934)	(3,779,015)	(595,326)

(4,899,129)	7,111,748	(7,426,022)	(35,788,893)	(131,303)
80,869	1,232	(126,263)	(883,695)	25,467
—	—	(38,583)	(133,634)	(11,516)
—	—	30,433	232,812	4,778
—	—	(45,933)	(193,243)	(13,695)

(39,346,409)	11,336,884	(8,055,188)	(44,283,335)	(142,372)
$(33,691,939)	$15,290,258	$(5,253,469)	$(26,582,538)	$210,130
$1,053,819	$1,022,306	$326,818	$147,510	$1,145
$12,801	$—	$747	$8,232	$—
$(31,268)	$(36,777)	$(7,445)	$—	$—
$2,626	$—	$—	$11,671	$—

Annual Report	63

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Emerging Markets Equity Portfolio		Lazard Emerging Markets Core Equity Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Period Ended December 31, 2013 (a)

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$273,165,341	$273,430,339	$(3,265)
Net realized gain (loss) on investments, foreign currency, forward currency contracts, options and swap agreements	531,013,357	404,973,362	(9,795)
Net change in unrealized appreciation (depreciation) on investments, foreign currency, forward currency contracts, options and swap agreements	(956,860,842)	2,319,793,047	(32,576)
Net increase (decrease) in net assets resulting from operations	(152,682,144)	2,998,196,748	(45,636)

Distributions to shareholders
From net investment income
Institutional Shares	(236,363,963)	(233,749,133)	—
Open Shares	(34,411,449)	(37,813,360)	—
From net realized gains
Institutional Shares	(234,585,584)	(419,249,109)	—
Open Shares	(39,932,177)	(80,701,164)	—
Return of capital
Institutional Shares	—	—	—
Open Shares	—	—	—
Net decrease in net assets resulting from distributions	(545,293,173)	(771,512,766)	—

Capital stock transactions
Net proceeds from sales
Institutional Shares	2,706,382,404	2,561,523,905	3,306,150
Open Shares	483,346,726	404,264,337	631,900
Net proceeds from reinvestment of distributions
Institutional Shares	407,264,634	564,652,360	—
Open Shares	68,063,916	111,916,205	—
Cost of shares redeemed
Institutional Shares	(3,149,583,032)	(2,525,025,523)	—
Open Shares	(860,419,457)	(1,037,348,544)	—
Net increase (decrease) in net assets from capital stock transactions	(344,944,809)	79,982,740	3,938,050

Redemption fees (Note 2(k))
Institutional Shares	120,271	106,944	—
Open Shares	43,929	38,994	—
Net increase in net assets from redemption fees	164,200	145,938	—
Total increase (decrease) in net assets	(1,042,755,926)	2,306,812,660	3,892,414
Net assets at beginning of period	15,941,014,785	13,634,202,125	—
Net assets at end of period*	$14,898,258,859	$15,941,014,785	$3,892,414
* Includes undistributed (distributions in excess of) net investment income of	$(9,501,570)	$(11,418,208)	$6
(a) The Portfolio commenced operations on October 31, 2013.

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	681,320,058	648,784,125	—
Shares sold	141,386,244	136,324,320	332,077
Shares issued to shareholders from reinvestment of distributions	21,872,427	29,516,846	—
Shares redeemed	(164,630,123)	(133,305,233)	—
Net increase (decrease)	(1,371,452)	32,535,933	332,077
Shares outstanding at end of period	679,948,606	681,320,058	332,077

Open Shares
Shares outstanding at beginning of period	131,100,773	158,774,554	—
Shares sold	24,934,405	20,940,411	63,785
Shares issued to shareholders from reinvestment of distributions	3,563,556	5,707,099	—
Shares redeemed	(44,322,409)	(54,321,291)	—
Net increase (decrease)	(15,824,448)	(27,673,781)	63,785
Shares outstanding at end of period	115,276,325	131,100,773	63,785

The accompanying notes are an integral part of these financial statements.

64	Annual Report

Lazard Developing Markets Equity Portfolio		Lazard Emerging Markets Equity Blend Portfolio		Lazard Emerging Markets Multi-Strategy Portfolio
Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

$5,654,470	$2,293,054	$3,953,374	$1,554,071	$2,801,719	$809,863
(34,528,149)	(26,688,575)	4,223,904	(9,415,007)	(448,820)	(606,707)

(4,818,260)	66,218,856	7,112,980	33,414,173	(7,606,368)	10,132,597
(33,691,939)	41,823,335	15,290,258	25,553,237	(5,253,469)	10,335,753

(4,798,138)	(2,990,604)	(3,158,179)	(1,818,322)	(2,402,373)	(878,676)
(285,615)	(543,087)	(410,880)	(234,422)	(15,930)	(3,690)

—	—	(2,203,505)	—	(1,809,888)	—
—	—	(546,763)	—	(18,185)	—
—	—	(422,052)	—	—	—
—	—	(93,652)	—	—	—
(5,083,753)	(3,533,691)	(6,835,031)	(2,052,744)	(4,246,376)	(882,366)

515,114,543	232,206,374	324,373,920	126,047,840	177,382,688	75,678,101
38,771,277	69,347,007	95,445,912	19,150,166	1,691,237	906,882

3,537,756	2,295,074	5,614,997	1,648,749	4,175,631	699,458
278,492	531,153	1,015,931	224,500	33,777	3,535

(269,124,935)	(83,942,317)	(60,435,685)	(30,534,803)	(73,799,795)	(17,301,390)
(79,894,455)	(49,472,367)	(16,286,690)	(8,540,728)	(350,332)	(357,454)

208,682,678	170,964,924	349,728,385	107,995,724	109,133,206	59,629,132

5,763	3,158	1,228	822	2,748	5,029
3,932	8,787	3,042	955	45	—
9,695	11,945	4,270	1,777	2,793	5,029
169,916,681	209,266,513	358,187,882	131,497,994	99,636,154	69,087,548
433,122,944	223,856,431	239,160,033	107,662,039	125,876,708	56,789,160
$603,039,625	$433,122,944	$597,347,915	$239,160,033	$225,512,862	$125,876,708

$(1,096,911)	$(1,570,471)	$(253,590)	$(564,690)	$(258,018)	$(104,364)

27,400,813	15,019,710	17,598,261	8,706,504	12,889,497	6,594,816
42,879,227	19,277,485	30,159,744	11,499,059	18,526,941	8,074,885
309,847	188,429	508,158	146,735	453,554	73,088
(23,270,745)	(7,084,811)	(5,439,053)	(2,754,037)	(7,793,037)	(1,853,292)
19,918,329	12,381,103	25,228,849	8,891,757	11,187,458	6,294,681
47,319,142	27,400,813	42,827,110	17,598,261	24,076,955	12,889,497

7,527,776	5,935,969	3,291,977	2,312,343	88,344	30,517
3,255,977	5,734,648	8,715,275	1,744,940	180,332	97,091
24,696	43,573	92,147	20,008	3,661	369
(7,054,823)	(4,186,414)	(1,479,537)	(785,314)	(37,209)	(39,633)
(3,774,150)	1,591,807	7,327,885	979,634	146,784	57,827
3,753,626	7,527,776	10,619,862	3,291,977	235,128	88,344

Annual Report	65

	Lazard Emerging Markets Debt Portfolio		Lazard Explorer Total Return Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Period Ended December 31, 2013 (a)

Increase (Decrease) in Net Assets
Operations
Net investment income	$17,700,797	$9,275,669	$352,502
Net realized gain (loss) on investments, foreign currency, forward currency contracts, options and swap agreements	(7,516,682)	8,400,606	(16,103)
Net change in unrealized appreciation (depreciation) on investments, foreign currency, forward currency contracts, options and swap agreements	(36,766,653)	16,441,726	(126,269)
Net increase (decrease) in net assets resulting from operations	(26,582,538)	34,118,001	210,130

Distributions to shareholders
From net investment income
Institutional Shares	(18,161,914)	(9,238,454)	(437,344)
Open Shares	(368,559)	(32,787)	(14,641)
From net realized gains
Institutional Shares	(1,415,923)	(6,223,334)	—
Open Shares	(34,825)	(24,139)	—
Net decrease in net assets resulting from distributions	(19,981,221)	(15,518,714)	(451,985)

Capital stock transactions
Net proceeds from sales
Institutional Shares	248,473,336	181,821,383	31,641,433
Open Shares	16,272,148	1,280,269	2,671,855
Net proceeds from reinvestment of distributions
Institutional Shares	19,325,779	14,815,813	437,142
Open Shares	204,596	52,868	14,480
Cost of shares redeemed
Institutional Shares	(62,619,877)	(35,834,871)	(401,268)
Open Shares	(6,906,202)	(375,933)	(7,454)
Net increase in net assets from capital stock transactions	214,749,780	161,759,529	34,356,188

Redemption fees (Note 2(k))
Institutional Shares	1,881	531	—
Open Shares	1,433	217	—
Net increase in net assets from redemption fees	3,314	748	—
Total increase in net assets	168,189,335	180,359,564	34,114,333
Net assets at beginning of period	287,300,873	106,941,309	—
Net assets at end of period*	$455,490,208	$287,300,873	$34,114,333
* Includes undistributed (distributions in excess of) net investment income of	$761,011	$23,729	$(52,320)
(a) The Portfolio commenced operations on June 28, 2013.

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	26,369,893	10,949,189	—
Shares sold	24,786,865	17,476,495	3,186,789
Shares issued to shareholders from reinvestment of distributions	1,940,134	1,392,026	44,125
Shares redeemed	(6,297,973)	(3,447,817)	(40,487)
Net increase	20,429,026	15,420,704	3,190,427
Shares outstanding at end of period	46,798,919	26,369,893	3,190,427

Open Shares
Shares outstanding at beginning of period	104,581	13,123	—
Shares sold	1,540,715	122,285	269,085
Shares issued to shareholders from reinvestment of distributions	20,295	4,941	1,463
Shares redeemed	(694,274)	(35,768)	(747)
Net increase	866,736	91,458	269,801
Shares outstanding at end of period	971,317	104,581	269,801

The accompanying notes are an integral part of these financial statements.

66	Annual Report

The Lazard Funds, Inc. Financial Highlights

LAZARD EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Institutional Shares
Net asset value, beginning of year	$19.54	$16.80	$21.78	$18.01	$10.88
Income (loss) from investment operations:
Net investment income (a)	0.35	0.35	0.49	0.38	0.35
Net realized and unrealized gain (loss)	(0.51)	3.39	(4.36)	3.71	7.24
Total from investment operations	(0.16)	3.74	(3.87)	4.09	7.59
Less distributions from:
Net investment income	(0.36)	(0.36)	(0.63)	(0.32)	(0.46)
Net realized gains	(0.35)	(0.64)	(0.48)	—	—
Total distributions	(0.71)	(1.00)	(1.11)	(0.32)	(0.46)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of year	$18.67	$19.54	$16.80	$21.78	$18.01
Total Return (c)	–0.80%	22.36%	–17.75%	22.81%	69.82%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$12,691,329	$13,315,172	$10,902,557	$14,561,085	$8,497,341
Ratios to average net assets:
Net expenses	1.09%	1.10%	1.12%	1.14%	1.15%
Gross expenses	1.09%	1.10%	1.12%	1.14%	1.15%
Net investment income	1.80%	1.85%	2.44%	1.96%	2.40%
Portfolio turnover rate	16%	23%	23%	23%	49%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Open Shares
Net asset value, beginning of year	$20.03	$17.20	$22.19	$18.28	$11.05
Income (loss) from investment operations:
Net investment income (a)	0.30	0.30	0.49	0.34	0.29
Net realized and unrealized gain (loss)	(0.53)	3.47	(4.50)	3.76	7.35
Total from investment operations	(0.23)	3.77	(4.01)	4.10	7.64
Less distributions from:
Net investment income	(0.31)	(0.30)	(0.50)	(0.19)	(0.41)
Net realized gains	(0.35)	(0.64)	(0.48)	—	—
Total distributions	(0.66)	(0.94)	(0.98)	(0.19)	(0.41)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of year	$19.14	$20.03	$17.20	$22.19	$18.28
Total Return (c)	–1.14%	22.03%	–18.02%	22.43%	69.14%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$2,206,930	$2,625,843	$2,731,646	$4,187,207	$3,478,654
Ratios to average net assets:
Net expenses	1.37%	1.40%	1.42%	1.49%	1.55%
Gross expenses	1.37%	1.40%	1.42%	1.49%	1.55%
Net investment income	1.55%	1.58%	2.18%	1.73%	1.94%
Portfolio turnover rate	16%	23%	23%	23%	49%

(a)	Net investment income has been computed using the average shares method.

(b)	Amount is less than $0.01 per share.

(c)	Total returns reflect reinvestment of all dividends and distributions, if any.

The accompanying notes are an integral part of these financial statements.

Annual Report	67

LAZARD EMERGING MARKETS CORE EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout the period	For the Period 10/31/13* to 12/31/13

Institutional Shares
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment loss (a)	(0.01)
Net realized and unrealized loss	(0.16)
Total from investment operations	(0.17)
Net asset value, end of period	$9.83
Total Return (b)	–1.70%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,265
Ratios to average net assets (c):
Net expenses	1.30%
Gross expenses	24.66%
Net investment loss	–0.71%
Portfolio turnover rate	12%

Selected data for a share of capital stock outstanding throughout the period	For the Period 10/31/13* to 12/31/13

Open Shares
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment loss (a)	(0.01)
Net realized and unrealized loss	(0.16)
Total from investment operations	(0.17)
Net asset value, end of period	$9.83
Total Return (b)	–1.70%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$627
Ratios to average net assets (c):
Net expenses	1.60%
Gross expenses	30.92%
Net investment loss	–0.90%
Portfolio turnover rate	12%

*	The Portfolio commenced operations on October 31, 2013.
(a)	Net investment loss has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

68	Annual Report

LAZARD DEVELOPING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Institutional Shares
Net asset value, beginning of year	$12.40	$10.68	$15.12	$13.18	$6.54
Income (loss) from investment operations:
Net investment income (a)	0.11	0.09	0.06	0.02	0.01
Net realized and unrealized gain (loss)	(0.60)	1.74	(4.00)	3.63	7.09
Total from investment operations	(0.49)	1.83	(3.94)	3.65	7.10
Less distributions from:
Net investment income	(0.10)	(0.11)	—	(0.09)	(0.04)
Net realized gains	—	—	(0.50)	(1.62)	(0.42)
Total distributions	(0.10)	(0.11)	(0.50)	(1.71)	(0.46)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of year	$11.81	$12.40	$10.68	$15.12	$13.18
Total Return (c)	–3.90%	17.16%	–26.15%	28.62%	108.53%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$558,716	$339,771	$160,441	$72,798	$20,002
Ratios to average net assets:
Net expenses	1.17%	1.21%	1.30%	1.30%	1.30%
Gross expenses	1.17%	1.21%	1.30%	1.67%	2.81%
Net investment income	0.96%	0.74%	0.45%	0.15%	0.07%
Portfolio turnover rate	48%	61%	68%	112%	96%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Open Shares
Net asset value, beginning of year	$12.40	$10.68	$15.16	$13.19	$6.55
Income (loss) from investment operations:
Net investment income (loss) (a)	0.11	0.05	0.01	(0.05)	(0.08)
Net realized and unrealized gain (loss)	(0.63)	1.74	(3.99)	3.65	7.13
Total from investment operations	(0.52)	1.79	(3.98)	3.60	7.05
Less distributions from:
Net investment income	(0.07)	(0.07)	—	(0.01)	— (b)
Net realized gains	—	—	(0.50)	(1.62)	(0.42)
Total distributions	(0.07)	(0.07)	(0.50)	(1.63)	(0.42)
Redemption fees	— (b)	— (b)	— (b)	— (b)	0.01
Net asset value, end of year	$11.81	$12.40	$10.68	$15.16	$13.19
Total Return (c)	–4.18%	16.79%	–26.34%	28.13%	108.17%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$44,324	$93,352	$63,415	$101,584	$42,975
Ratios to average net assets:
Net expenses	1.45%	1.53%	1.60%	1.60%	1.60%
Gross expenses	1.45%	1.53%	1.62%	1.85%	2.54%
Net investment income (loss)	0.90%	0.43%	0.10%	–0.33%	–0.63%
Portfolio turnover rate	48%	61%	68%	112%	96%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report	69

LAZARD EMERGING MARKETS EQUITY BLEND PORTFOLIO

				For the Period
Selected data for a share of capital	Year Ended			5/28/10* to
stock outstanding throughout each period	12/31/13	12/31/12	12/31/11	12/31/10

Institutional Shares
Net asset value, beginning of period	$11.45	$9.77	$12.45	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.11	0.11	0.15	(0.01)
Net realized and unrealized gain (loss)	(0.24)	1.68	(2.70)	2.48
Total from investment operations	(0.13)	1.79	(2.55)	2.47
Less distributions from:
Net investment income	(0.08)	(0.11)	(0.08)	—
Net realized gains	(0.05)	—	(0.05)	(0.02)
Return of capital	(0.01)	—	—	—
Total distributions	(0.14)	(0.11)	(0.13)	(0.02)
Redemption fees	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$11.18	$11.45	$9.77	$12.45
Total Return (c)	–1.14%	18.19%	–20.43%	24.66%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$478,754	$201,512	$85,091	$54,826
Ratios to average net assets (d):
Net expenses	1.30%	1.34%	1.35%	1.35%
Gross expenses	1.33%	1.34%	1.54%	6.24%
Net investment income (loss)	1.00%	1.01%	1.34%	–0.16%
Portfolio turnover rate	48%	57%	62%	62%

				For the Period
Selected data for a share of capital	Year Ended			5/28/10* to
stock outstanding throughout each period	12/31/13	12/31/12	12/31/11	12/31/10

Open Shares
Net asset value, beginning of period	$11.44	$9.76	$12.43	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.07	0.09	0.11	(0.05)
Net realized and unrealized gain (loss)	(0.24)	1.66	(2.68)	2.50
Total from investment operations	(0.17)	1.75	(2.57)	2.45
Less distributions from:
Net investment income	(0.04)	(0.07)	(0.05)	—
Net realized gains	(0.05)	—	(0.05)	(0.02)
Return of capital	(0.01)	—	—	—
Total distributions	(0.10)	(0.07)	(0.10)	(0.02)
Redemption fees	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$11.17	$11.44	$9.76	$12.43
Total Return (c)	–1.47%	17.97%	–20.74%	24.46%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$118,594	$37,648	$22,571	$9,121
Ratios to average net assets (d):
Net expenses	1.60%	1.64%	1.65%	1.65%
Gross expenses	1.69%	1.77%	1.92%	6.06%
Net investment income (loss)	0.61%	0.78%	0.94%	–0.70%
Portfolio turnover rate	48%	57%	62%	62%

*	The Portfolio commenced operations on May 28, 2010.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

70	Annual Report

LAZARD EMERGING MARKETS MULTI-STRATEGY PORTFOLIO

			For the Period
Selected data for a share of capital	Year Ended		3/31/11* to
stock outstanding throughout each period	12/31/13	12/31/12	12/31/11

Institutional Shares
Net asset value, beginning of period	$9.70	$8.57	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.13	0.09	0.09
Net realized and unrealized gain (loss)	(0.37)	1.11	(1.47)
Total from investment operations	(0.24)	1.20	(1.38)
Less distributions from:
Net investment income	(0.10)	(0.07)	(0.05)
Net realized gains	(0.08)	—	—
Total distributions	(0.18)	(0.07)	(0.05)
Redemption fees	— (b)	— (b)	— (b)
Net asset value, end of period	$9.28	$9.70	$8.57
Total Return (c)	–2.41%	14.02%	–13.79%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$223,328	$125,019	$56,527
Ratios to average net assets (d):
Net expenses	1.30%	1.30%	1.30%
Gross expenses	1.31%	1.57%	2.23%
Net investment income	1.42%	1.01%	1.34%
Portfolio turnover rate	155%	160%	98%

			For the Period
Selected data for a share of capital	Year Ended		3/31/11* to
stock outstanding throughout each period	12/31/13	12/31/12	12/31/11

Open Shares
Net asset value, beginning of period	$9.71	$8.59	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.10	0.08	0.07
Net realized and unrealized gain (loss)	(0.37)	1.08	(1.46)
Total from investment operations	(0.27)	1.16	(1.39)
Less distributions from:
Net investment income	(0.07)	(0.04)	(0.02)
Net realized gains	(0.08)	—	—
Total distributions	(0.15)	(0.04)	(0.02)
Redemption fees	— (b)	—	— (b)
Net asset value, end of period	$9.29	$9.71	$8.59
Total Return (c)	–2.73%	13.28%	–13.67%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,185	$858	$262
Ratios to average net assets (d):
Net expenses	1.60%	1.60%	1.60%
Gross expenses	2.52%	3.82%	16.96%
Net investment income	1.03%	0.82%	1.00%
Portfolio turnover rate	155%	160%	98%
*	The Portfolio commenced operations on March 31, 2011.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report	71

LAZARD EMERGING MARKETS DEBT PORTFOLIO

			For the Period
Selected data for a share of capital	Year Ended		2/28/11* to
stock outstanding throughout each period	12/31/13	12/31/12	12/31/11

Institutional Shares
Net asset value, beginning of period	$10.85	$9.76	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.49	0.48	0.34
Net realized and unrealized gain (loss)	(1.25)	1.33	(0.17)
Total from investment operations	(0.76)	1.81	0.17
Less distributions from:
Net investment income	(0.52)	(0.48)	(0.40)
Net realized gains	(0.04)	(0.24)	(0.01)
Total distributions	(0.56)	(0.72)	(0.41)
Redemption fees	— (b)	— (b)	—
Net asset value, end of period	$9.53	$10.85	$9.76
Total Return (c)	–7.13%	18.95%	1.64%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$446,180	$286,163	$106,813
Ratios to average net assets (d):
Net expenses	0.97%	1.00%	1.04%
Gross expenses	0.97%	1.03%	1.67%
Net investment income	4.84%	4.60%	4.14%
Portfolio turnover rate	108%	220%	108%

			For the Period
Selected data for a share of capital	Year Ended		2/28/11* to
stock outstanding throughout each period	12/31/13	12/31/12	12/31/11

Open Shares
Net asset value, beginning of period	$10.88	$9.77	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.45	0.45	0.33
Net realized and unrealized gain (loss)	(1.24)	1.35	(0.20)
Total from investment operations	(0.79)	1.80	0.13
Less distributions from:
Net investment income	(0.46)	(0.45)	(0.35)
Net realized gains	(0.04)	(0.24)	(0.01)
Total distributions	(0.50)	(0.69)	(0.36)
Redemption fees	— (b)	— (b)	—
Net asset value, end of period	$9.59	$10.88	$9.77
Total Return (c)	–7.35%	18.68%	1.34%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,310	$1,138	$128
Ratios to average net assets (d):
Net expenses	1.30%	1.30%	1.39%
Gross expenses	1.39%	2.97%	16.28%
Net investment income	4.45%	4.26%	3.84%
Portfolio turnover rate	108%	220%	108%
*	The Portfolio commenced operations on February 28, 2011.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

72	Annual Report

LAZARD EXPLORER TOTAL RETURN PORTFOLIO

Selected data for a share of capital stock outstanding throughout the period	For the Period 6/28/13* to 12/31/13

Institutional Shares
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.16
Net realized and unrealized loss	(0.12)
Total from investment operations	0.04
Less distributions from:
Net investment income	(0.18)
Total distributions	(0.18)
Net asset value, end of period	$9.86
Total Return (b)	0.38%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$31,450
Ratios to average net assets (c):
Net expenses	1.30%
Gross expenses	2.97%
Net investment income	3.15%
Portfolio turnover rate	69%

Selected data for a share of capital stock outstanding throughout the period	For the Period 6/28/13* to 12/31/13

Open Shares
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.14
Net realized and unrealized loss	(0.11)
Total from investment operations	0.03
Less distributions from:
Net investment income	(0.15)
Total distributions	(0.15)
Net asset value, end of period	$9.88
Total Return (b)	0.27%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,665
Ratios to average net assets (c):
Net expenses	1.60%
Gross expenses	5.01%
Net investment income	2.78%
Portfolio turnover rate	69%
*	The Portfolio commenced operations on June 28, 2013.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report	73

The Lazard Funds, Inc. Notes to Financial Statements December 31, 2013

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund, which comprise twenty-five no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Mid Cap Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard Global Equity Select Portfolio (commenced investment operations on December 31, 2013), Lazard Global Listed Infrastructure Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio (commenced investment operations on October 31, 2013), Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi-Strategy Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard Explorer Total Return Portfolio (commenced investment operations on June 28, 2013), Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio (formerly, Lazard International Realty Equity Portfolio), Lazard US Short Duration Fixed Income Portfolio (formerly, Lazard U.S. Municipal Portfolio), Lazard US Corporate Income Portfolio (formerly, Lazard U.S. High Yield Portfolio), Lazard Global Fixed Income Portfolio, Lazard Multi-Asset Targeted Volatility Portfolio, and Lazard Capital Allocator Opportunistic Strategies Portfolio. All Portfolios, other than the US Equity Concentrated Portfolio, the Emerging Markets Debt Portfolio, the Explorer Total Return Portfolio, the US Realty Equity Portfolio and the Global Realty Equity Portfolio, are operated as “diversified” funds, as defined in the Act. Multi-Asset Targeted Volatility Portfolio had not commenced operations as of December 31, 2013. This report includes only the financial statements of Emerging Markets Equity Portfolio, Emerging Markets Core Equity Portfolio, Developing Markets Equity Portfolio, Emerging Markets Equity Blend Portfolio, Emerging Markets Multi-Strategy Portfolio, Emerging Markets Debt Portfolio and Explorer Total Return Portfolio (the “Portfolios”). The financial statements of other portfolios are presented separately.

Effective November 29, 2013, the Fund commenced offering R6 Shares. Each Portfolio currently offers Institutional

Shares and Open Shares, and certain Portfolios offer R6 Shares. Each share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus). As of December 31, 2013, no R6 Shares have been issued.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund in an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Swap agreements, such as credit default and interest rate swap agreements and swap agreements with respect to equity securities, are valued by an independent pricing service. Forward currency contracts are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”).

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations or a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”).

74	Annual Report

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method. During the year or period ended December

31, 2013, Emerging Markets Multi-Strategy, Emerging Markets Debt and Explorer Total Return Portfolios traded in fixed-income securities.

The Portfolios may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based upon income earned or capital gains (realized or unrealized). The Portfolios accrue and apply such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Portfolios are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

Annual Report	75

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the year or period ended December 31, 2013, Emerging Markets Multi-Strategy, Emerging Markets Debt and Explorer Total Return Portfolios traded in forward currency contracts.

(d) Options Transactions—For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options that are traded on US and non-US securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios will not benefit from exercise of an option should the counterparty not perform under the contract. The risk involved in writing an option is that, if the option is exercised, the underlying security or other assets could then be purchased or sold by the Portfolios at a disadvantageous price. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets. When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written.

During the year or period ended December 31, 2013, transactions in options purchased and written were as follows:

Emerging Markets Multi-Strategy Portfolio

Purchased Options	Number of Contracts	Cost

Options outstanding at beginning of year	249,500	$134,904
Options purchased	481,440	402,999
Options sold	(2,600)	(1,432)
Options exercised	(180,400)	(93,025)
Options expired	(480,500)	(322,223)
Options outstanding at end of year	67,440	$121,223
Written Options	Number of Contracts	Premiums

Options outstanding at beginning of year	100,000	$5,293
Options written	118,440	79,015
Options exercised	(100,000)	(5,293)
Options expired	(51,000)	(28,028)
Options outstanding at end of year	67,440	$50,987

Emerging Markets Debt Portfolio

Purchased Options	Number of Contracts	Cost

Options outstanding at beginning of year	2,683,500	$1,257,174
Options purchased	1,326,500	1,025,103
Options sold	(31,600)	(17,412)
Options exercised	(1,735,900)	(744,518)
Options expired	(2,242,500)	(1,520,347)
Options outstanding at end of year	—	$—

Written Options	Number of Contracts	Premiums

Options outstanding at beginning of year	1,100,000	$58,223
Options written	176,000	82,711
Options exercised	(1,100,000)	(58,223)
Options expired	(176,000)	(82,711)
Options outstanding at end of year	—	$—

Explorer Total Return Portfolio

Purchased Options	Number of Contracts	Cost

Options outstanding at beginning of period	—	$—
Options purchased	139,480	127,164
Options sold	—	—
Options exercised	—	—
Options expired	(104,000)	(63,287)
Options outstanding at end of period	35,480	$63,877

76	Annual Report

Written Options	Number of Contracts	Premiums

Options outstanding at beginning of period	—	$—
Options written	58,180	38,964
Options exercised	—	—
Options expired	(22,700)	(11,989)
Options outstanding at end of period	35,480	$26,975

None of the other Portfolios presented traded in options during the year or period ended December 31, 2013.

(e) Swap Agreements—Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Interest rate swap agreements involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a pre-determined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

Swap agreements are valued by an independent pricing service, and the change in value, if any, is recorded as an unrealized appreciation (depreciation) on swap agreements in the Portfolios’ accompanying Statements of Assets and Liabilities.

During the year or period ended December 31, 2013, Emerging Markets Multi-Strategy, Emerging Markets Debt and Explorer Total Return Portfolios traded in swap agreements with average notional amounts, which are indicative of the volume for the year or period, of $8,512,730, $9,035,373 and $5,345,617, respectively.

(f) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2013, the following Portfolios had unused realized capital losses which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term	Long-Term

Emerging Markets Core Equity	$5,072	$—
Developing Markets Equity	22,802,017	33,122,990
Emerging Markets Debt	8,244,856	—
Explorer Total Return	59,637	—

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2013, the following Portfolios elected to defer net capital and foreign currency losses arising between November 1, 2013 and December 31, 2013 as follows:

Portfolio	Amount

Emerging Markets Equity	$1,960,362
Developing Markets Equity	590
Emerging Markets Equity Blend	3,788,291
Emerging Markets Multi-Strategy	1,230,816
Explorer Total Return	13,232

Annual Report	77

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2012), or expected to be taken in the Portfolios’ 2013 tax returns.

(g) Dividends and Distributions—The Fund intends to declare dividends from net investment income daily on shares of Emerging Markets Debt Portfolio and Explorer Total Return Portfolio and to pay such dividends monthly. Dividends from net investment income, if any, on shares of the other Portfolios will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies and distributions from real estate investment trusts and partnerships. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

The tax character of dividends and distributions paid during the years or periods ended December 31 was as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2013	2012	2013	2012

Emerging Markets Equity
Institutional	$228,386,796	$233,749,133	$231,786,112	$419,249,109
Open	42,245,739	37,813,360	42,874,526	80,701,164
Emerging Markets Core Equity
Institutional	—	—	—	—
Open	—	—	—	—
Developing Markets Equity
Institutional	4,445,742	2,990,604	—	—
Open	638,011	543,087	—	—
Emerging Markets Equity Blend*
Institutional	5,171,737	1,818,322	—	—
Open	1,147,590	234,422	—	—
Emerging Markets Multi-Strategy
Institutional	3,269,156	878,676	947,496	—
Open	23,045	3,690	6,679	—
Emerging Markets Debt
Institutional	19,168,898	15,436,087	360,748	23,439
Open	443,234	59,098	8,341	90
Explorer Total Return
Institutional	435,081	—	—	—
Open	16,904	—	—	—

*	In 2013, Emerging Markets Equity Blend Portfolio had return of capital distributions of $515,704.

As of December 31, 2013, the components of distributable earnings, on a tax basis, were as follows:

			Net Unrealized
			Appreciation
			(Depreciation)
	Undistributed	Undistributed	Including	Other
	Ordinary	Long-Term	Foreign	Temporary
Portfolio	Income	Capital Gain	Currency	Differences

Emerging Markets Equity	$—	$121,517,763	$827,318,312	$(2)
Emerging Markets Core Equity	—	—	(37,045)	(166)
Developing Markets Equity	—	—	(10,886,491)	28,309
Emerging Markets Equity Blend	—	—	12,835,724	27,732
Emerging Markets Multi-Strategy	—	—	(4,615,187)	37,645
Emerging Markets Debt	778,630	—	(22,287,737)	43,035
Explorer Total Return	—	—	(139,123)	29,863

78	Annual Report

(h) Offering Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio.

(i) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all the portfolios of the Fund primarily on the basis of relative net assets. A Portfolio accrues distribution and service (12b-1) fees to its Open Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(j) Expense Reductions—The Portfolios’ excess cash in demand deposit accounts, if any, may receive credits that are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of any credits separately as an expense reduction.

(k) Redemption Fee—Each Portfolio may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by each Portfolio and are included as paid in capital on its Statement of Assets and Liabilities. The fees are also shown on its Statements of Changes in Net Assets.

(l) Estimates—The preparation of financial statements in conformity with GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

Emerging Markets Equity	1.00%
Emerging Markets Core Equity	1.00
Developing Markets Equity	1.00
Emerging Markets Equity Blend	1.00
Emerging Markets Multi-Strategy	1.00
Emerging Markets Debt	0.80
Explorer Total Return	1.00

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Institutional Shares	Open Shares

Emerging Markets Equity	1.30%	1.60%
Emerging Markets Core Equity	1.30	1.60
Developing Markets Equity	1.30	1.60
Emerging Markets Equity Blend	1.30	1.60
Emerging Markets Multi-Strategy	1.30	1.60
Emerging Markets Debt	1.00	1.30
Explorer Total Return	1.30	1.60

During the year or period ended December 31, 2013, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
	Management	Expenses	Management	Expenses
Portfolio	Fees Waived	Reimbursed	Fees Waived	Reimbursed

Emerging Markets Core Equity	$4,010	$84,829	$470	$10,969
Emerging Markets Equity Blend	116,024	—	67,582	—
Emerging Markets Multi-Strategy	14,222	—	12,763	—
Emerging Markets Debt	—	—	7,262	—
Explorer Total Return	108,174	61,594	4,205	3,836

Annual Report	79

The Fund has entered into an administration agreement with State Street to provide certain administrative services to the Portfolios. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of the $42,500 annual fee for the Emerging Markets Core Equity and Explorer Total Return Portfolios until each respective Portfolio’s net assets reach $25 million. During the period ended December 31, 2013, State Street waived its fees as follows:

Portfolio	Amount

Emerging Markets Core Equity	$3,125
Explorer Total Return	4,688

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio has commenced operations. During the period ended December 31, 2013, BFDS waived its fees as follows:

Portfolio	Amount

Emerging Markets Core Equity	$4,048
Explorer Total Return	12,140

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $100,000, (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chairman of $5,000. Such Directors are also reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Compensation is, generally, divided among the Lazard Funds based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year or period ended December 31, 2013 were as follows:

Portfolio	Purchases	Sales

Emerging Markets Equity	$2,469,868,221	$3,178,830,696
Emerging Markets Core Equity	4,173,732	295,521
Developing Markets Equity	480,329,978	274,230,009
Emerging Markets Equity Blend	530,784,557	196,783,886
Emerging Markets Multi-Strategy	225,945,154	152,109,231
Emerging Markets Debt	538,545,465	360,642,196
Explorer Total Return	33,738,350	10,332,339

	US Government Securities
Portfolio	Purchases	Sales

Emerging Markets Multi-Strategy	$118,606,429	$115,323,878

For the year or period ended December 31, 2013, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

80	Annual Report

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at the higher of the Federal Funds rate or Overnight LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.10% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the year ended December 31, 2013, the Portfolios had borrowings under the Agreement as follows:

			Weighted	Number of
	Average	Maximum	Average	Days
	Daily Loan	Daily Loan	Interest	Borrowings
Portfolio	Balance*	Outstanding	Rate	Were Outstanding

Emerging Markets Equity	$18,000,000	$44,000,000	1.10%	6
Developing Markets Equity	6,868,167	17,500,000	1.15	12
Emerging Markets Debt	7,315,686	31,500,000	1.13	51

*	For days borrowings were outstanding.

7. Non-US Securities Investment Risks

The Portfolios invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as exposure to less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars carry the risk that such currencies will decline in value relative to the US dollar and affect the value of these investments held in the Portfolios. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. However, the capital markets in the US and internationally have experienced unprecedented volatility in recent years, causing significant declines in the value and liquidity of many securities. These market conditions may continue to worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to investments denominated in emerging markets currencies.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Annual Report	81

The following tables summarize the valuation of the Portfolios’ investments by each fair value hierarchy level as of December 31, 2013:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2013

Emerging Markets Equity Portfolio
Common Stocks
Russia	$815,469,488	$924,746,401	$—	$1,740,215,889
Thailand	117,581,850	229,758,728	—	347,340,578
Other	12,573,227,204	—	—	12,573,227,204
Short-Term Investment	65,835,646	—	—	65,835,646
Total	$13,572,114,188	$1,154,505,129	$—	$14,726,619,317

Emerging Markets Core Equity
Common Stocks
Russia	$260,465	$115,043	$—	$375,508
Thailand	67,060	38,296	—	105,356
Other	3,138,601	—	—	3,138,601
Preferred Stocks	217,078	—	—	217,078
Total	$3,683,204	$153,339	$—	$3,836,543

Developing Markets Equity Portfolio
Common Stocks
Russia	$82,580,985	$11,543,525	$—	$94,124,510
Other	476,079,263	—	—	476,079,263
Preferred Stocks	17,931,297	—	—	17,931,297
Short-Term Investment	2,200,961	—	—	2,200,961
Total	$578,792,506	$11,543,525	$—	$590,336,031

Emerging Markets Equity Blend Portfolio
Common Stocks
Russia	$73,482,852	$13,170,825	$—	$86,653,677
Thailand	—	7,970,664	—	7,970,664
Other	464,164,565	—	—	464,164,565
Preferred Stocks	16,512,937	—	—	16,512,937
Short-Term Investment	22,830,542	—	—	22,830,542
Total	$576,990,896	$21,141,489	$—	$598,132,385

Emerging Markets Multi-Strategy Portfolio
Assets:
Common Stocks
Russia	$15,301,849	$2,761,410	$—	$18,063,259
Thailand	—	1,640,314	—	1,640,314
Other	96,118,170	—	—	96,118,170
Preferred Stocks	3,433,628	—	—	3,433,628
Corporate Bonds	—	10,266,209	—	10,266,209
Foreign Government Obligations	—	34,238,929	—	34,238,929
Quasi Government Bonds	—	2,586,434	—	2,586,434
US Treasury Securities	—	15,165,747	—	15,165,747
Short-Term Investment	42,306,372	—	—	42,306,372
Other Financial Instruments*
Credit Default Swap Agreements	—	27,293	—	27,293
Forward Currency Contracts	—	468,899	—	468,899
Purchased Options	—	98,849	—	98,849
Total	$157,160,019	$67,254,084	$—	$224,414,103

82	Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2013

Emerging Markets Multi-Strategy Portfolio (concluded)
Liabilities:
Other Financial Instruments*
Credit Default Swap Agreements	$—	$(36,340)	$—	$(36,340)
Forward Currency Contracts	—	(346,638)	—	(346,638)
Interest Rate Swap Agreements	—	(23,639)	—	(23,639)
Written Options	—	(41,719)	—	(41,719)
Total	$—	$(448,336)	$—	$(448,336)

Emerging Markets Debt Portfolio
Assets:
Corporate Bonds	$—	$44,481,031	$—	$44,481,031
Foreign Government Obligations	—	348,212,551	—	348,212,551
Quasi Government Bonds	—	16,090,952	—	16,090,952
Short-Term Investment	37,374,194	—	—	37,374,194
Other Financial Instruments*
Forward Currency Contracts	—	368,750	—	368,750
Total	$37,374,194	$409,153,284	$—	$446,527,478
Liabilities:
Other Financial Instruments*
Forward Currency Contracts	$—	$(601,170)	$—	$(601,170)
Interest Rate Swap Agreement	—	(57,579)	—	(57,579)
Total	$—	$(658,749)	$—	$(658,749)

Explorer Total Return Portfolio
Assets:
Corporate Bonds	$—	$5,967,459	$—	$5,967,459
Foreign Government Obligations	—	15,953,592	—	15,953,592
Quasi Government Bonds	—	1,239,730	—	1,239,730
Short-Term Investment	9,426,266	—	—	9,426,266
Other Financial Instruments*
Credit Default Swap Agreements	—	13,819	—	13,819
Forward Currency Contracts	—	58,195	—	58,195
Purchased Options	—	52,361	—	52,361
Total	$9,426,266	$23,285,156	$—	$32,711,422

Liabilities:
Other Financial Instruments*
Credit Default Swap Agreements	$—	$(13,220)	$—	$(13,220)
Forward Currency Contracts	—	(30,379)	—	(30,379)
Interest Rate Swap Agreements	—	(14,294)	—	(14,294)
Written Options	—	(22,197)	—	(22,197)
Total	$—	$(80,090)	$—	$(80,090)

*	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

Annual Report	83

Certain common stocks (see footnote (b) in the Notes to Portfolios of Investments) included in Level 2 were valued based on reference to similar securities from the same issuers which were trading on active markets. The fixed-income securities included in Level 2 were valued on the basis of prices provided by independent pricing services. The forward currency contracts included in Level 2 were valued using quotations provided by an independent pricing service. The swap agreements included in Level 2 were valued by an independent pricing service.

In connection with the periodic implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities (other than those securities described in footnote (b) in the Notes to Portfolios of Investments) in the Emerging Markets, Emerging Markets Core Equity, Developing Markets Equity, Emerging Markets Equity Blend and Emerging Markets Multi-Strategy Portfolios can transfer from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met.

As of December 31, 2013, securities valued at the following amounts were transferred from Level 2 to Level 1:

Portfolio	Amount

Emerging Markets Equity	$10,736,549,958
Developing Markets Equity	227,612,872
Emerging Markets Equity Blend	118,258,542
Emerging Markets Multi-Strategy	47,673,027
Emerging Markets Debt	945,153

The short-term investments were transferred from Level 2 to Level 1 based on increased reliance on the NAV of an open-end mutual fund as being representative of an active market price. There were no other transfers into or out of Levels 1, 2 or 3 during the year or period ended December 31, 2013. Transfers between levels are recognized at the beginning of the reporting period.

For further information regarding security characteristics see Portfolios of Investments.

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts, options or swap agreements.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

The principal reason for a Portfolio’s writing or purchasing of covered call and put options is to realize, through the receipt of premiums and changes in market value, a greater return than would be realized on the underlying securities alone.

A Portfolio enters into swap agreements in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Portfolio than if the Portfolio had invested directly in the asset that yielded the desired return.

Emerging Markets Multi-Strategy Portfolio

During the year ended December 31, 2013, the notional amounts of purchases and sales of forward currency contracts were $467,199,812 and $460,487,747, respectively

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of December 31, 2013:

Fair Value

Asset Derivatives
Credit Risk:
Gross unrealized appreciation on credit default swap agreements	$27,293
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$468,899
Gross unrealized appreciation on written options	$9,268

Liability Derivatives
Credit Risk:
Gross unrealized depreciation on credit default swap agreements	$36,340
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$346,638
Gross unrealized depreciation on purchased options	$22,374
Interest Rate Risk:
Gross unrealized depreciation on interest rate swap agreements	$23,639

84	Annual Report

The effect of derivative instruments on its Statement of Operations for the year ended December 31, 2013 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Credit Risk:
Net realized loss on credit default swap agreements	$(112,539)
Foreign Exchange Risk:
Net realized gain on forward currency contracts	$53,693
Net realized loss on purchased options	$(318,602)
Net realized gain on written options	$27,132
Interest Rate Risk:
Net realized loss on interest rate swap agreements	$(930,395)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Credit Risk:
Net change in unrealized appreciation on credit default swap agreements	$1,500
Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(120,970)
Net change in unrealized depreciation on purchased options	$(38,583)
Net change in unrealized appreciation on written options	$30,433
Interest Rate Risk:
Net change in unrealized depreciation on interest rate swap agreements	$(47,433)

Emerging Markets Debt Portfolio

During the year ended December 31, 2013, the notional amounts of purchases and sales of forward currency contracts were $923,710,579 and $957,321,464, respectively.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of December 31, 2013:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$368,750
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$601,170
Fair Value

Interest Rate Risk:
Gross unrealized depreciation on interest rate swap agreements	$57,579

The effect of derivative instruments on its Statement of Operations for the year ended December 31, 2013 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized gain on forward currency contracts	$754,413
Net realized loss on purchased options	$(1,476,336)
Net realized gain on written options	$82,711
Interest Rate Risk:
Net realized loss on interest rate swap agreements	$(3,779,015)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(818,643)
Net change in unrealized depreciation on purchased options	$(133,634)
Net change in unrealized appreciation on written options	$232,812
Interest Rate Risk:
Net change in unrealized depreciation on interest rate swap agreements	$(193,243)

Explorer Total Return Portfolio

During the period ended December 31, 2013, the notional amounts of purchases and sales of forward currency contracts were $33,342,845 and $36,555,218, respectively.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of December 31, 2013:

Fair Value

Asset Derivatives
Credit Risk:
Gross unrealized appreciation on credit default swap agreements	$13,819
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$58,195
Gross unrealized appreciation on written options	$4,778

Annual Report	85

Fair Value

Liability Derivatives
Credit Risk:
Gross unrealized depreciation on credit default swap agreements	$13,220
Equity Risk:
Gross unrealized depreciation on purchased options	$11,516
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$30,379
Interest Rate Risk:
Gross unrealized depreciation on interest rate swap agreements	$14,294

The effect of derivative instruments on its Statement of Operations for the period ended December 31, 2013 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Credit Risk:
Net realized loss on credit default swap agreements	$(20,917)
Foreign Exchange Risk:
Net realized gain on forward currency contracts	$69,035
Net realized loss on purchased options	$(63,287)
Net realized gain on written options	$11,605
Interest Rate Risk:
Net realized loss on interest rate swap agreements	$(29,428)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Credit Risk:
Net change in unrealized appreciation on credit default swap agreements	$599
Foreign Exchange Risk:
Net change in unrealized appreciation on forward currency contracts	$27,816
Net change in unrealized depreciation on purchased options	$(11,516)
Net change in unrealized appreciation on written options	$4,778
Interest Rate Risk:
Net change in unrealized depreciation on interest rate swap agreements	$(14,294)

See Notes 2(c), 2(d) and 2(e) and the Portfolios of Investments for additional disclosures about derivative instruments.

None of the other Portfolios presented traded in derivative instruments during the year or period ended December 31, 2013.

On January 31, 2013, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2013–01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (“ASU 2013–01”). ASU 2013–01 limits the scope of balance sheet offsetting disclosures, which was originally described in FASB ASU 2011–11, to derivatives, repurchase or reverse repurchase agreements, and securities borrowing or securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement.

As of December 31, 2013, Emerging Markets Multi-Strategy, Emerging Markets Debt and Explorer Total Return Portfolios hold derivative instruments that are eligible for offset in the Statements of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through single payment in the event of default on or termination of any one contract.

86	Annual Report

The required information for the affected Portfolios is presented in the below table, as of December 31, 2013:

Emerging Markets Multi-Strategy Portfolio

Description		Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Credit Default Swap Agreements		$27,293	$—	$27,293
Forward Currency Contracts		468,899	—	468,899
Purchased Options		98,849	—	98,849
Total		$595,041	$—	$595,041

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount

BNP Paribas SA	$27,301	$(7,331)	$—	$19,970
Barclays Bank PLC	198,968	(113,239)	—	85,729
Citibank NA	54,116	(54,116)	—	—
HSBC Bank USA	67,803	(14,927)	—	52,876
JPMorgan Chase Bank	132,694	(132,694)	—	—
Standard Chartered Bank	99,450	(40,124)	—	59,326
State Street Bank and Trust Co.	329	(329)	—	—
UBS AG	14,380	(14,108)	—	272
Total	$595,041	$(376,868)	$—	$218,173

Description		Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Credit Default Swap Agreements		$36,340	$—	$36,340
Forward Currency Contracts		346,638	—	346,638
Interest Rate Swap Agreements		23,639	—	23,639
Written Options		41,719	—	41,719
Total		$448,336	$—	$448,336

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount

BNP Paribas SA	$7,331	$(7,331)	$—	$—
Barclays Bank PLC	113,239	(113,239)	—	—
Citibank NA	113,476	(54,116)	—	59,360
HSBC Bank USA	14,927	(14,927)	—	—
JPMorgan Chase Bank	143,125	(132,694)	—	10,431
Standard Chartered Bank	40,124	(40,124)	—	—
State Street Bank and Trust Co.	2,006	(329)	—	1,677
UBS AG	14,108	(14,108)	—	—
Total	$448,336	$(376,868)	$—	$71,468

Annual Report	87

Emerging Markets Debt Portfolio

Description		Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts		$368,750	$—	$368,750

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount

Barclays Bank PLC	$98,729	$(98,729)	$—	$—
Citibank NA	71,066	(71,066)	—	—
HSBC Bank USA	24,802	(4,739)	—	20,063
JPMorgan Chase Bank	67,573	(67,573)	—	—
Standard Chartered Bank	106,580	(106,580)	—	—
Total	$368,750	$(348,687)	$—	$20,063

Description		Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts		$601,170	$—	$601,170
Interest Rate Swap Agreements		57,579		57,579
Total		$658,749	$—	$658,749

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount

Barclays Bank PLC	$118,400	$(98,729)	$—	$19,671
Citibank NA	87,599	(71,066)	—	16,533
HSBC Bank USA	4,739	(4,739)	—	—
JPMorgan Chase Bank	116,427	(67,573)	—	48,854
Standard Chartered Bank	331,584	(106,580)	—	225,004
Total	$658,749	$(348,687)	$—	$310,062

88	Annual Report

Explorer Total Return Portfolio

Description		Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Credit Default Swap Agreements		$13,819	$—	$13,819
Forward Currency Contracts		58,195	—	58,195
Purchased Options		52,361	—	52,361
Total		$124,375	$—	$124,375

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount

Barclays Bank PLC	$74,539	$(53,230)	$—	$21,309
Citibank NA	4,758	(3,661)	—	1,097
HSBC Bank USA	563	(563)	—	—
JPMorgan Chase Bank	21,665	(14,637)	—	7,028
Standard Chartered Bank	22,850	(6,934)	—	15,916
Total	$124,375	$(79,025)	$—	$45,350

Description		Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Credit Default Swap Agreements		$13,220	$—	$13,220
Forward Currency Contracts		30,379	—	30,379
Interest Rate Swap Agreements		14,294	—	14,294
Written Options		22,197	—	22,197
Total		$80,090	$—	$80,090

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount

Barclays Bank PLC	$53,230	$(53,230)	$—	$—
Citibank NA	3,661	(3,661)	—	—
HSBC Bank USA	1,628	(563)	—	1,065
JPMorgan Chase Bank	14,637	(14,637)	—	—
Standard Chartered Bank	6,934	(6,934)	—	—
Total	$80,090	$(79,025)	$—	$1,065

Annual Report	89

11. Accounting Standards Update

In June 2013, the FASB issued ASU No. 2013–08 Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. This ASU clarifies the characteristics of an investment company, provides comprehensive guidance to determine whether an entity is an investment company and sets certain measurement and disclosure requirements. This ASU is effective for interim and annual periods in the fiscal years that begin after

December 15, 2013. The Investment Manager does not expect that the adoption of this standard will have a material impact on the financial statements.

12. Subsequent Events

Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements and has determined that there are no such subsequent events that require disclosure.

90	Annual Report

The Lazard Funds, Inc. Report of Independent Registered Public Accounting Firm

Anchin, Block & Anchin LLP Accountants & Advisors 1375 Broadway New York, NY 10018 212 840-3456 www.anchin.com

Report of Independent Registered Public Accounting Firm

To The Board of Directors and Shareholders of The Lazard Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio (commenced operations on October 31, 2013), Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi-Strategy Portfolio, Lazard Emerging Markets Debt Portfolio and Lazard Explorer Total Return Portfolio (commenced operations on June 28, 2013) (each individually a “Portfolio”) which are seven of the Portfolios constituting The Lazard Funds, Inc. (the “Fund”) as of December 31, 2013 and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years in the period then ended or for the period from the date noted above to December 31, 2013 and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights as stated above present fairly, in all material respects, the financial position of each of the Portfolios of The Lazard Funds, Inc. listed above as of December 31, 2013, the results of their operations for the year or period then ended, the changes in their net assets for each of the two years in the period then ended or from the date noted in the first paragraph above to December 31, 2013 and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

ANCHIN, BLOCK & ANCHIN LLP

New York, New York
February 28, 2014

Annual Report	91

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Kenneth S. Davidson (68)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Balestra Capital, Ltd., an investment manager and adviser, Senior Advisor (July 2012 – present)

Aquiline Holdings LLC, an investment manager, Partner (2006 – June 2012)

Nancy A. Eckl (51)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)
TIAA-CREF Funds (59 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Leon M. Pollack (73)	Director (August 2006)	Private Investor

Richard Reiss, Jr. (69)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (66)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Directors(4):

Charles L. Carroll (53)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (53)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director also serves as a Director for each of the Lazard Funds (comprised of, as of January 31, 2014, 31 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors (as defined below) are also board members of Lazard Alternative Strategies 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager.
(3)	“Independent Directors” are not “interested persons” (as defined in the Act) of the Fund.
(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

92	Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (41)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (55)	Treasurer (May 2003)	Vice President of the Investment Manager

Brian D. Simon (51)	Chief Compliance Officer (January 2009) and Assistant Secretary (November 2002)	Managing Director (since February 2011, previously Director) of the Investment Manager and Chief Compliance Officer (since January 2009) of the Investment Manager and the Fund

Tamar Goldstein (38)	Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President and Counsel) of the Investment Manager

Cesar A. Trelles (39)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other Lazard Funds.
(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

Annual Report	93

The Lazard Funds, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

Lazard Emerging Markets Core Equity Portfolio

At a meeting of the Fund’s Board held on August 15, 2013, the Board considered the approval of the Management Agreement between the Fund, on behalf of the Lazard Emerging Markets Core Equity Portfolio, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services provided to the Fund by the Investment Manager, including a discussion of the Investment Manager and its clients (of which the existing Lazard Funds complex of 29 active funds comprised approximately $22 billion of the approximately $163 billion of total assets under the management of the Investment Manager and its global affiliates as of June 30, 2013); the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels; and the Investment Manager’s personnel, resources, financial condition and experience. The Board received a presentation on the Portfolio from two of the Portfolio’s proposed portfolio managers, including the strategies to be employed for the Portfolio and the Portfolio’s portfolio management team, including professional biographies.

The Directors considered the various services to be provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Portfolio was expected to benefit from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure would be greater than those typically provided to a $22 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information

The Directors reviewed comparative management fee and expense ratio information prepared by Lipper, Inc. (“Lipper”), noting the limitations of the comparison groups for the Portfolio (each, a “Group”). Lipper’s materials stated that Lipper’s reports are specifically designed to provide boards of directors the necessary fee, expense and investment performance information to assist in fulfilling their advisory contract renewal responsibilities under Section 15(c) of the Act.

Management Fee and Expense Ratios. Representatives of the Investment Manager reviewed the proposed management fee and anticipated expense ratios for the Portfolio and the comparisons provided by Lipper, which compared contractual management fees and expense ratios for the Portfolio to its respective Groups and comparison universes (each, a “Universe”), and the Directors noted the methodology and assumptions used by Lipper, including that the management fee comparisons and the rankings used therein include administrative fees (which are paid to the Fund’s third party

94	Annual Report

administrator that is not affiliated with the Investment Manager). The proposed management fee for the Portfolio was equal to the Group median for Institutional Shares and above the median (by seven basis points) for Open Shares. The net expense ratio for Institutional Shares was slightly above the Group median and below the Universe median, and the net expense ratio for Open Shares was above (by eight basis points) the Group median and above the Universe median. Representatives of the Investment Manager noted that several funds in the Open Shares Group did not have distribution or shareholder servicing plans. The Directors also reviewed information regarding advisory fees charged to the one other client account of the Investment Manager with investment objectives, policies and strategies similar to those of the Portfolio and considered the relevance of this fee information.

Performance. Since the Portfolio had not yet commenced operations, there was no performance for the Directors to consider. The Directors were provided with composite performance information for the Investment Manager’s emerging markets core equity strategy.

Investment Manager Profitability and Economies of Scale

Representatives of the Investment Manager referred to recent discussions regarding considerations of profitability and economies of scale in respect of the Fund’s existing Portfolios and noted that because the Lazard Emerging Markets Core Equity Portfolio is newly formed, has not commenced operations and the eventual aggregate amount of the Portfolio’s assets was uncertain, specific information concerning the cost of services to be provided to the Portfolio and the expected profits to be realized by the Investment Manager, its affiliates from their relationships with the Portfolio and economies of scale would be subject to a number of assumptions and would be speculative and not meaningful. The Investment Manager’s representatives stated that they did not expect the Investment Manager to realize any current profits on the Portfolio initially, noting the Investment Manager’s agreement to waive its fees and/or reimburse the Portfolio for at least two years following the Portfolio’s commencement of operations to maintain the expense ratios reflected in the Lipper materials. The Board determined to revisit this issue no later than when it next reviewed the investment management fee in connection with renewal of the Management Agreement. The Investment Manager’s

representatives noted that neither the Investment Manager nor its affiliates were expected to receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Portfolio. The Investment Manger’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage and soft dollar practices. The representatives of the Investment Manager stated that the Investment Manager intends to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Portfolio would not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolio’s Open Shares.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the approval of the Management Agreement with respect to the Portfolio. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

•	The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research and other services and infrastructure (as discussed above) associated with an approximately $163 billion global asset management business.

•	The Board was satisfied with the resources the Investment Manager was to devote to management of the Portfolio.

•	The Board concluded that the Portfolio’s fees to be paid to the Investment Manager were reasonable in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Portfolio increase. The Board determined it would seek to have the Investment Manager share any material economies of scale with the Portfolio.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Management Agreement for the Portfolio was in the best interests of the Portfolio.

Annual Report	95

The Lazard Funds, Inc. Tax Information Year Ended December 31, 2013 (unaudited)

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2013:

Of the dividends paid by the Portfolios, the corresponding percentage shown below is qualified dividend income.

Portfolio	Percentage

Emerging Markets Equity	100.00%
Emerging Markets Core Equity	—
Developing Markets Equity	82.66
Emerging Markets Equity Blend	92.71
Emerging Markets Multi-Strategy	71.27
Emerging Markets Debt	—
Explorer Total Return	—

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend qualify for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage

Emerging Markets Equity	—%
Emerging Markets Core Equity	—
Developing Markets Equity	7.38
Emerging Markets Equity Blend	4.04
Emerging Markets Multi-Strategy	2.79
Emerging Markets Debt	—
Explorer Total Return	—

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US non-resident shareholders.

96	Annual Report

The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com LZDPS024

Lazard Funds Annual Report

December 31, 2013

Fixed Income Funds Lazard US Short Duration Fixed Income Portfolio Lazard US Corporate Income Portfolio Lazard Global Fixed Income Portfolio

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard

3	Investment Overviews

6	Performance Overviews

9	Information About Your Portfolio’s Expenses

11	Portfolio Holdings Presented by Credit Rating

12	Portfolios of Investments

12	Lazard US Short Duration Fixed Income Portfolio

14	Lazard US Corporate Income Portfolio

19	Lazard Global Fixed Income Portfolio

24	Notes to Portfolios of Investments

26	Statements of Assets and Liabilities

27	Statements of Operations

28	Statements of Changes in Net Assets

30	Financial Highlights

33	Notes to Financial Statements

42	Report of Independent Registered Public Accounting Firm

43	Board of Directors and Officers Information

45	Tax and Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain investment objectives, risks, charges, expenses and other information about Portfolios of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report	1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

The year 2013 was one of many contrasts. Some records were set, with US equities reaching new highs, while US bond returns were negative for the first time in more than a decade. Equities globally made good headway, led by a surge in developed-market stocks, which significantly outpaced their emerging-market counterparts during the year. Markets in the United States, Japan, and Europe did well, with returns in the low double digits fueled by accommodative central bank policy and signs of healing in their respective economies.

Bond markets were subdued in comparison to a strong 2012, amid expectations of higher long-term interest rates. Meanwhile, emerging markets equity and debt weakened over concerns about widening current account deficits in the developing world. From a global perspective, corporate profitability and balance sheets remain strong and we anticipate that the operating backdrop for companies will continue to improve.

We are also pleased to inform you of a change to the format of the Lazard Funds’ annual and semiannual reports. Beginning this year-end, we will be reporting on the Lazard Funds through a set of five reports grouped by asset class. This allows us to increase ease of access to fund information for our shareholders and reduce production costs.

As always, at Lazard Asset Management, we remain focused on active management and are committed to leveraging our strengths to help you, a valued shareholder in Lazard Funds, achieve your financial goals. We appreciate your continued confidence in our investment management capabilities, and feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2	Annual Report

The Lazard Funds, Inc. Investment Overviews

US Short Duration Fixed Income

Interest rates in the United States moved higher throughout the year mainly due to the discussions surrounding the process of unwinding the US Federal Reserve’s (the Fed’s) massive quantitative easing (QE) programs, and the Fed’s subsequent decision to do so. Ten-year US Treasury yields began the year at 1.76%, hit a full-year low of 1.62% in early May, and finished the year at 3.03%.

With this move by the Fed, the US interest rate environment began to normalize. This normalization was reflected in market movements of longer-dated US Treasuries, which began to revert to trading on the fundamentals of the US economy with regard to inflation expectations (which remain muted) and related volatility. However, interest rates in the short- and intermediate-duration areas of the fixed-income market continue to reflect the extraordinary monetary policy measures enacted by the Fed and appear expensive.

US credit markets, particularly in the upper-tier high-yield sector, performed relatively well for the year, as default rates remained near historical lows and performance was largely driven by GDP expectations. Despite some high-profile headlines throughout 2013, the outlook for much of the municipal market also improved. State tax revenues increased, and structural reform initiatives took hold to rein in expenses.

US Corporate Income

Given what was perceived as a tepid economic environment, equity and high-yield market returns in 2013 proved surprisingly strong. While intermediate Treasury interest rates virtually doubled over the year, leading to negative returns, equity returns were robust and the high-yield sector basically earned its coupon. The Bank of America Merrill Lynch BB-B US Cash Pay Non-Distressed High Yield® Index (the “Cash Pay Index”) returned 6.2%, handily outstripping the Barclays US Aggregate Bond® Index, which returned -2.0%, and the investment-grade corporate sector, which returned about -1.5%. Equities materially outperformed, with the S&P 500® Index returning 32.4%.

High-yield market spreads tightened by approximately 134 basis points (bps) over the year. Intermediate Treasury (5 to 7 year) yields increased about 115 bps as fears of the Fed tapering roiled the market. BB rated spreads tightened by about 98 bps, while CCC rated spreads tightened by 232 bps. The Cash Pay Index ended 2013 at a spread of 322 bps over Treasuries. For the year, new high-yield bond issuance in the US market was approximately $399 billion. Mutual fund flows were negative, and totaled about $4.1 billion. The Moody’s Investors Service, Inc. trailing 12-month issuer default rate was 2.2% as of December 31, 2013, down from 3.4% in December 2012.

Global Fixed Income

Investors began 2013 in a relatively upbeat and complacent mood, shrugging off negative implications from the hastily-crafted US “fiscal cliff” agreement. Bond yields initially rose in many countries around the world given the positive risk sentiment, but rates shifted lower during the remainder of the first quarter as investors digested new market catalysts, including the US sequester, Italian political theatrics, and the Cypriot banking crisis.

Volatility prevailed throughout the second quarter, as global bonds and higher-risk assets initially rallied during April in response to the Bank of Japan’s “shock and awe” QE policy, which exceeded expectations as to its timing and magnitude. Non-Japanese investors, especially hedge funds, appeared to embark on a global shopping spree, attempting to position themselves based on what Japanese investors might buy if they moved out of low-yielding Japanese government bonds. A reversal in sentiment and market movements ensued in May and June, as Fed Chairman Ben Bernanke’s clarification regarding the US central bank’s stance on a “taper” of its QE program unsettled investors. During the second quarter, the yield on the US 10-year maturity bond ranged from a low of 1.62% on May 1 to a high of 2.66% on June 24, to end the quarter near 2.50%. Yields for many non-US markets rose more dramatically, as flows and technical factors overwhelmed fundamentals for many of these countries. The magnitude of yield movements for core markets, such as Germany, Canada, and Australia, were similar to those in the United States, but the more “crowded” positioning in Italy, Ireland, Indonesia, and other emerging-market countries led to greatly exaggerated yield movements in those countries.

Relatively calm bond market conditions prevailed during the second half of 2013, despite the “debt drama” in Washington, D.C. during October, and the “surprise” taper in December. A few trends persisted, as yields from core countries with slightly stronger economic data (the United States and the United Kingdom) rose modestly, while lower inflation in

Annual Report	3

Europe as well as a surprise rate cut by the European Central Bank (ECB) benefited bonds in that region, helping peripheral countries post double-digit returns for the year, in local currency terms. After underperforming most other government bond markets in 15 of the last 20 years, and offering some of the lowest yields in the world, Japanese government bonds were among the top-performing bonds for 2013, in local currency terms—a reminder that the highest-yielding bonds do not always produce the best returns.

Credit sector spreads widened following the initial taper announcement in May, but generally improved toward the end of the year, reflecting better-than-expected corporate earnings reports, and maintaining a strong correlation with equity markets. High-yield corporate bonds posted attractive returns in the mid-single digits, outperforming investment-grade issuers, which posted modestly negative returns.

Currencies finished the year mixed, but the main theme was a modestly stronger US dollar, which moved in tandem with higher US interest rates. The British pound was also buoyant, as UK economic data was robust and as inflation was higher there than in other core markets. Surprisingly, the euro showed resilience once again, helping performance for correlated currencies such as the Polish zloty, Swiss franc, and Israeli shekel (versus the US dollar), despite a 25 bp rate cut from the ECB in November.

Lazard US Short Duration Fixed Income Portfolio1

For the year ended December 31, 2013, the Lazard US Short Duration Fixed Income Portfolio’s Institutional Shares posted a total return of -1.39%, while Open Shares posted a total return of -1.70%, as compared with the 0.36% return for the Bank of America Merrill Lynch 1-3 Year Treasury® Index.

For the first six months of the year, the Portfolio underper-formed the Bank of America Merrill Lynch 1-10 Year Municipal Bond® Index. The underperformance was primarily attributed to yield curve positioning and a higher-quality profile. The overweight exposure to longer-dated maturities detracted from returns due to significant yield curve steepening, as longer-maturity allocations significantly underperformed amid the interest rate back-up. In addition, intermediate maturity, higher-quality issues lagged, as lower-rated bonds outperformed for the majority of the six-month period.

From July 1, 2013 to December 31, 2013, the Portfolio outperformed the Bank of America Merrill Lynch 1-3 Year Treasury Index. Performance was helped by positions in US corporate financials, agency mortgage-backed securities, and a shorter relative duration. There were no notable detractors for the second half of 2013.

Lazard US Corporate Income Portfolio2

For the year ended December 31, 2013, the Lazard US Corporate Income Portfolio’s Institutional Shares posted a total return of 6.17%, while Open Shares posted a total return of 5.64%, as compared with the 6.19% return for the Cash Pay Index.

Portfolio performance lagged the Cash Pay Index in 2013 as lower-quality credits and higher-beta names continued to outperform as investors sought higher current yield. Our higher-quality focus, coupled with our avoidance of bank and finance securities, led to most of the Portfolio’s under-performance. Over the past year CCC rated bonds returned 13.28% compared to 5.19% for BB rated bonds. The CCC rated sector is typically volatile and more prone to defaults than the upper tiers of high yield, where we concentrate. As of December 31, 2013, approximately 60% of the securities comprising the Portfolio were rated BB- or better by Standard & Poor’s Rating Services, and approximately 80% were rated B+ or better. Portfolio performance was helped by overweight positions in the automotive, broadcasting (media), and publishing/printing sectors, and by underweight positions in the telecommunications sector. Performance was hurt by overweight positions in the cable sector and underweight positions in the bank, financial services, and technology sectors.

Lazard Global Fixed Income Portfolio

For the year ended December 31, 2013, the Lazard Global Fixed Income Portfolio’s Institutional Shares posted a total return of -4.13%, while Open Shares posted a total return of -4.41%, as compared with the -2.60% return of the Barclays Capital Global Aggregate Bond® Index.

The Portfolio’s performance was helped by its defensive duration in the United States and core Europe, as well as country allocations, primarily overweight exposures to Ireland and Israel. Security selection in the United States and the United Kingdom was also additive, with contributions from

4	Annual Report

overweight positions in high-yield bonds, and diversified exposure to investment-grade corporate debt and sovereign external debt. Returns were helped by currency exposure, including an underweight position in Japanese yen and overweight positions in Chinese renminbi, Israeli shekel, British pound, and Polish zloty. On a country level, the Portfolio’s absence of exposure to Spain, Italy, and Japan, which together compose approximately a quarter of the benchmark, drove almost all of its underperformance during the year. Modest exposure to bonds in Brazil and Peru created some additional drag on returns.

The portfolio management team utilizes forward currency contracts, both opportunistically and defensively, for hedging purposes. In 2013, the use of currency forward contracts did not have a material impact on the Portfolio.

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios may have been waived or reimbursed by Lazard Asset Management LLC, the Portfolio’s investment manager (the “Investment Manager”), and State Street Bank and Trust Company, the Fund’s Administrator (“State Street”); without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2013; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in each Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of each Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

[1]	As of June 28, 2013, the Portfolio compares its performance to the Bank of America Merrill Lynch 1-3 Year Treasury Index instead of the Bank of America Merrill Lynch 1-10 Year Municipal Bond Index to reflect its change from a municipal fund to its current investment strategy as of such date.

[2]	As of June 28, 2013, the Portfolio compares its performance to the Cash Pay Index instead of the Bank of America Merrill Lynch High Yield Master II® Index to reflect the Portfolio’s focus on higher-yielding securities that may be considered “better quality.”

Annual Report	5

The Lazard Funds, Inc. Performance Overviews

Lazard US Short Duration Fixed Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Short Duration Fixed Income Portfolio, Bank of America Merrill Lynch 1-3 Year Treasury® Index and Bank of America Merrill Lynch 1-10 Year Municipal Bond® Index*

Average Annual Total Returns*

Periods Ended December 31, 2013

	One Year	Since Inception	†
Institutional Shares**	–1.39%	1.95%
Open Shares**	–1.70%	1.64%
Bank of America Merrill Lynch 1-3 Year Treasury Index	0.36%	0.80%
Bank of America Merrill Lynch 1-10 Year Municipal Bond Index	0.16%	3.22%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard U.S. Municipal Portfolio. As of June 28, 2013, the Portfolio changed its name to Lazard US Short Duration Fixed Income Portfolio and changed its investment objective and investment strategy and policies (including the policy with respect to the investment of 80% of its assets).The Portfolio invests at least 80% of its assets in fixed-income securities of US issuers, including US government securities, corporate securities, mortgage-related and asset-backed securities, convertible securities, municipal securities, structured products, preferred stocks and inflation-indexed securities. The Bank of America Merrill Lynch 1-3 Year Treasury Index replaced the Bank of America Merrill Lynch 1-10 Year Municipal Bond Index to reflect the Portfolio’s change from a municipal fund to its current investment strategy.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Bank of America Merrill Lynch 1-3 Year Treasury Index tracks the performance of the direct sovereign debt of the US Government having a maturity of at least one year and less than three years. The Bank of America Merrill Lynch 1-10 Year Municipal Bond Index is a subset of the Bank of America Merrill Lynch US Municipal Securities® Index including all securities with a remaining term to final maturity less than 10 years. The Bank of America Merrill Lynch US Municipal Securities Index tracks the performance of US dollar-denominated investment grade tax-exempt debt publicly issued by US states and territories, and their political subdivisions. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was February 28, 2011.

6	Annual Report

Lazard US Corporate Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Corporate Income Portfolio, Cash Pay Index and Bank of America Merrill Lynch High Yield Master II® Index*

Average Annual Total Returns*

Years Ended December 31, 2013

	One Year	Five Years	Ten Years
Institutional Shares**	6.17%	13.49%	6.95%
Open Shares**	5.64%	13.13%	6.63%
Cash Pay Index	6.19%	13.74%	7.16%
Bank of America Merrill Lynch High Yield Master II Index	7.42%	18.65%	8.46%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard U.S. High Yield Portfolio. As of June 28, 2013, the Portfolio changed its name to Lazard US Corporate Income Portfolio and changed its policy with respect to the investment of 80% of its assets and certain related policies. The Portfolio invests at least 80% of its assets in fixed-income securities issued by corporations or other non-government issuers similar to corporations, which securities are tied economically to the US. The Cash Pay Index replaced the Bank of America Merrill Lynch High Yield Master II Index to reflect the Portfolio’s focus on higher-yielding securities that may be considered “better quality.”

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Cash Pay Index is the Bank of America Merrill Lynch BB-B US Cash Pay Non-Distressed High Yield® Index which is constructed to mirror the BB-B Non Distressed sector of the public high yield corporate debt market and is a subset of the Merrill Lynch High Yield Cash Pay® Index. The Bank of America Merrill Lynch High Yield Master II Index provides a broad-based measure of the performance of the non-investment grade US domestic bond market. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

Annual Report	7

Lazard Global Fixed Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Fixed Income Portfolio and Barclays Capital Global Aggregate Bond® Index*

Average Annual Total Returns*

Periods Ended December 31, 2013

	One Year	Since Inception	†
Institutional Shares**	–4.13%	–0.55%
Open Shares**	–4.41%	–0.84%
Barclays Capital Global Aggregate Bond Index	–2.60%	0.42%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt, and global Treasury. It covers the investment-grade, US dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities, with maturities of no less than one year. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was March 30, 2012.

8	Annual Report

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2013 through December 31, 2013 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Portfolio	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13	Annualized Expense Ratio During Period 7/1/13 - 12/31/13

US Short Duration Fixed Income
Institutional Shares
Actual	$1,000.00	$1,005.70	$2.02	0.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.19	$2.04	0.40%
Open Shares
Actual	$1,000.00	$1,004.20	$3.54	0.70%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.68	$3.57	0.70%

US Corporate Income
Institutional Shares
Actual	$1,000.00	$1,051.00	$2.84	0.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.43	$2.80	0.55%
Open Shares
Actual	$1,000.00	$1,047.20	$4.39	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.92	$4.33	0.85%

Annual Report	9

Portfolio	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13	Annualized Expense Ratio During Period 7/1/13 - 12/31/13

Global Fixed Income
Institutional Shares
Actual	$1,000.00	$1,021.60	$4.08	0.80%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08	0.80%
Open Shares
Actual	$1,000.00	$1,020.10	$5.60	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.66	$5.60	1.10%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

10	Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Credit Rating December 31, 2013

S&P Credit Rating*	Lazard US Short Duration Fixed Income Portfolio	Lazard US Corporate Income Portfolio	Lazard Global Fixed Income Portfolio

AAA	66.0%	—%	14.7%
AA+	2.5	—	7.3
AA	—	—	1.5
AA-	1.6	—	12.8
A+	1.2	—	4.4
A	3.9	—	10.5
A-	8.7	—	8.0
BBB+	6.6	—	9.2
BBB	7.8	1.4	6.6
BBB-	—	4.7	2.4
BB+	—	4.5	2.1
BB	—	17.4	1.8
BB-	—	29.2	2.7
B+	—	19.1	0.5
B	—	11.5	0.5
B-	—	5.0	—
CCC+	—	3.1	—
NR	—	—	4.3
NA	—	—	8.3
Short-Term Investments	1.7	4.1	2.4
Total Investments	100.0%	100.0%	100.0%

* Represents percentage of total investments.

Annual Report	11

The Lazard Funds, Inc. Portfolios of Investments December 31, 2013

Description	Principal Amount (000)	Value

Lazard US Short Duration Fixed Income Portfolio

Corporate Bonds | 23.5%

Cable Television | 1.5%
Time Warner Cable, Inc.,
7.500%, 04/01/14	$1,000	$1,016,602

Chemicals | 1.8%
Albemarle Corp.,
5.100%, 02/01/15	1,150	1,199,980

Energy Services | 0.4%
Noble Holding International, Ltd.,
7.375%, 03/15/14	275	278,614

Financial Services | 9.9%
Citigroup, Inc.:
5.125%, 05/05/14	3	3,044
5.500%, 10/15/14	1,425	1,477,936
Goldman Sachs Group, Inc.,
6.000%, 05/01/14	1,225	1,246,875
JPMorgan Chase & Co.,
4.650%, 06/01/14	1,000	1,017,510
Morgan Stanley,
0.543%, 01/09/14 (a)	1,750	1,750,026
Western Union Co.,
5.930%, 10/01/16	1,125	1,250,292
		6,745,683

Media | 4.0%
DIRECTV Holdings LLC,
4.750%, 10/01/14	1,162	1,196,571
Viacom, Inc.,
4.375%, 09/15/14	1,525	1,564,773
		2,761,344

Technology | 4.2%
Amphenol Corp.,
4.750%, 11/15/14	1,275	1,317,451
Equifax, Inc.,
4.450%, 12/01/14	1,504	1,551,130
		2,868,581
Description	Principal Amount (000)	Value

Telecommunications | 1.7%
BellSouth Corp.,
5.200%, 09/15/14	$1,150	$1,187,506

Total Corporate Bonds (Identified cost $ 16,045,187)		16,058,310

Municipal Bonds | 8.1%

California | 1.5%
California State Taxable Various Purpose:
1.050%, 02/01/16	600	601,602
5.500%, 03/01/16	375	410,138
		1,011,740

District Of Columbia | 0.8%
District of Columbia Revenue National Public Radio Series A,
5.000%, 04/01/43 (Pre-Refunded to 04/01/15 @ $100) (b)	500	529,420

Illinois | 0.8%
Railsplitter Illinois Tobacco Settlement Authority,
4.125%, 06/01/16	500	533,795

Kentucky | 0.5%
Kentucky State Asset Liability Commission General Funding Revenue,
3.165%, 04/01/18	351	361,006

Maryland | 0.8%
Washington Maryland Suburban Sanitary District Sewer Disposal,
5.000%, 06/01/20 (Pre-Refunded to 06/01/15 @ $100) (b)	500	533,380

Massachusetts | 1.5%
Massachusetts State Construction Loan Series A,
5.000%, 03/01/17 (Pre-Refunded to 03/01/15 @ $100) (b)	500	527,740
Massachusetts State School Building Authority Sales Tax Revenue Series A,
5.000%, 08/15/17 (Pre-Refunded to 08/15/15 @ $100) (b)	500	538,265
		1,066,005

The accompanying notes are an integral part of these financial statements.

12	Annual Report

Description	Principal Amount (000)	Value

Lazard US Short Duration Fixed Income Portfolio (concluded)

Michigan | 0.8%
Michigan State Hospital Finance Authority Series A Trinity Health,
5.250%, 12/01/15	$500	$542,225

Pennsylvania | 0.6%
Pennsylvania State Higher Educational Facilities Authority Revenue Temple University,
5.000%, 04/01/15	400	423,540

Virginia | 0.8%
Richmond VA Public Improvement Series A,
5.000%, 07/15/17 (Pre-Refunded to 07/15/15 @ $100) (b)	500	535,890

Total Municipal Bonds (Identified cost $ 5,510,995)		5,537,001

US Government Securities | 33.7%

Federal Home Loan Mortgage Corp.:
Pool# 848138, 2.557%, 07/01/38	1,456	1,568,380
Pool# 1B4676, 3.732%, 05/01/40	1,435	1,520,245
Pool# 1B8709, 2.240%, 08/01/34	521	548,703
Pool# 1Q1531, 2.638%, 04/01/38	1,269	1,345,006
Pool# G11720, 4.500%, 08/01/20	670	711,706
Pool# G13867, 5.000%, 06/01/25	761	814,775
Series 3725 Class A, 3.500%, 09/15/24	646	674,759
Federal National Mortgage Association:
Pool# 725296, 2.484%, 03/01/34	816	868,111
Pool# 889735, 5.500%, 07/01/23	786	861,210
Pool# 889828, 5.000%, 10/01/19	635	679,657
Pool# 963058, 4.888%, 05/01/38	1,342	1,440,025
Pool# 995609, 2.537%, 04/01/35	1,490	1,583,495
Description	Principal Amount (000)	Value

Pool# AC5307, 3.987%, 11/01/39	$715	$765,967
Pool# AD0278, 4.262%, 09/01/39	434	462,401
Pool# AE0149, 2.334%, 12/01/36	1,403	1,489,880
Pool# AE0315, 4.500%, 02/01/21	257	273,334
Pool# AE0887, 3.740%, 09/01/40	721	766,791
Pool# AL0345, 2.493%, 11/01/35	1,398	1,474,976
Pool# AL3232, 3.770%, 02/01/40	840	890,411
Pool# AL3260, 2.480%, 07/01/38	872	926,507
Pool# AL3739, 2.304%, 07/01/38	505	535,796
Pool# AL3941, 6.000%, 03/01/24	1,237	1,338,072
Pool# AL4545, 2.332%, 05/01/39	1,441	1,531,149

Total US Government Securities (Identified cost $ 22,944,161)		23,071,356

US Treasury Security | 28.2%
US Treasury Note,
2.125%, 11/30/14 (Identified cost $19,302,375)	18,965	19,301,325

Description	Shares	Value

Short-Term Investment | 1.6%
State Street Institutional Treasury Money Market Fund (Identified cost $ 1,070,695)	1,070,695	$1,070,695

Total Investments | 95.1% (Identified cost $ 64,873,413) (c)		$65,038,687

Cash and Other Assets in Excess of Liabilities | 4.9%		3,374,683

Net Assets | 100.0%		$68,413,370

The accompanying notes are an integral part of these financial statements.

Annual Report	13

Description	Principal Amount (000)	Value

Lazard US Corporate Income Portfolio

Corporate Bonds | 94.4%

Aerospace & Defense | 1.9%
Bombardier, Inc.,
7.750%, 03/15/20 (d)	$1,600	$1,816,000
Huntington Ingalls Industries, Inc.,
6.875%, 03/15/18	1,500	1,620,000
		3,436,000

Apparel & Textiles | 1.7%
Jones Group, Inc.,
6.875%, 03/15/19	1,500	1,590,000
Levi Strauss & Co.,
7.625%, 05/15/20	1,300	1,426,750
		3,016,750

Automotive | 4.3%
Chrysler Group LLC,
8.250%, 06/15/21	1,400	1,592,500
Dana Holding Corp.,
6.500%, 02/15/19	1,500	1,593,750
Schaeffler Finance BV:
7.750%, 02/15/17 (d)	250	283,750
8.500%, 02/15/19 (d)	250	281,250
4.750%, 05/15/21 (d)	1,000	997,500
The Goodyear Tire & Rubber Co.,
8.250%, 08/15/20	1,775	1,983,562
Tomkins LLC,
9.000%, 10/01/18	769	842,055
		7,574,367

Building Materials | 4.4%
Griffon Corp.,
7.125%, 04/01/18	1,705	1,807,300
HD Supply, Inc.,
8.125%, 04/15/19	1,400	1,559,250
Masco Corp.,
6.125%, 10/03/16	1,500	1,680,000
Owens Corning, Inc.,
9.000%, 06/15/19	123	151,853
USG Corp.,
9.750%, 01/15/18	675	798,187
Vulcan Materials Co.,
6.500%, 12/01/16	1,600	1,792,000
		7,788,590
Description	Principal Amount (000)	Value

Cable Television | 6.2%
Cablevision Systems Corp.,
7.750%, 04/15/18	$1,500	$1,674,375
CCO Holdings LLC,
5.250%, 03/15/21 (d)	1,950	1,862,250
Cequel Communications Holdings I LLC,
6.375%, 09/15/20 (d)	1,800	1,845,000
DISH DBS Corp.,
5.125%, 05/01/20	1,000	1,002,500
Lynx I Corp.,
5.375%, 04/15/21 (d)	1,810	1,810,000
Mediacom LLC,
9.125%, 08/15/19	175	189,219
Nara Cable Funding, Ltd.,
8.875%, 12/01/18 (d)	1,075	1,155,625
Unitymedia Hessen GmbH & Co. KG,
7.500%, 03/15/19 (d)	1,400	1,522,500
		11,061,469

Chemicals | 3.0%
Chemtura Corp.,
5.750%, 07/15/21	1,400	1,419,250
Ineos Finance PLC,
7.500%, 05/01/20 (d)	1,400	1,534,750
Mosaic Global Holdings, Inc.,
7.300%, 01/15/28	775	918,077
Tronox Finance LLC,
6.375%, 08/15/20	1,400	1,428,000
		5,300,077

Computer Services | 2.2%
First Data Corp.:
8.875%, 08/15/20 (d)	850	940,313
6.750%, 11/01/20 (d)	400	416,000
iGATE Corp.,
9.000%, 05/01/16	1,200	1,275,000
Nuance Communications, Inc.,
5.375%, 08/15/20 (d)	1,373	1,342,107
		3,973,420

Consumer Products | 0.3%
First Quality Finance Co., Inc.,
4.625%, 05/15/21 (d)	500	475,000

Diversified | 0.7%
Amsted Industries, Inc.,
8.125%, 03/15/18 (d)	1,100	1,159,125

The accompanying notes are an integral part of these financial statements.

14	Annual Report

Description	Principal Amount (000)	Value

Lazard US Corporate Income Portfolio (continued)

Electric Generation | 2.3%
AES Corp.,
8.000%, 10/15/17	$1,472	$1,729,600
Calpine Corp.,
7.875%, 07/31/20 (d)	920	1,007,400
GenOn Energy, Inc.:
9.500%, 10/15/18	225	254,813
9.875%, 10/15/20	475	527,250
NRG Energy, Inc.,
8.250%, 09/01/20	525	581,437
		4,100,500

Electronics | 0.8%
Amkor Technologies, Inc.,
6.625%, 06/01/21	1,400	1,452,500

Energy Exploration & Production | 3.3%
Chesapeake Energy Corp.,
9.500%, 02/15/15	1,400	1,517,250
Linn Energy LLC,
6.500%, 05/15/19	1,750	1,785,000
Plains Exploration & Production Co.,
6.500%, 11/15/20	1,400	1,546,132
Samson Investment Co.,
10.500%, 02/15/20 (d)	1,000	1,090,000
		5,938,382

Energy Services | 3.5%
Cie Generale de Geophysique-Veritas,
7.750%, 05/15/17	1,765	1,817,950
Citgo Petroleum Corp.,
11.500%, 07/01/17 (d)	1,250	1,368,750
Expro Finance Luxembourg SCA,
8.500%, 12/15/16 (d)	429	447,233
Hornbeck Offshore Services, Inc.,
5.000%, 03/01/21	1,600	1,568,000
PBF Holding Co. LLC,
8.250%, 02/15/20	900	976,500
		6,178,433

Environmental | 1.0%
Clean Harbors, Inc.,
5.250%, 08/01/20	1,750	1,802,500
Description	Principal Amount (000)	Value

Financial Services | 1.9%
Icahn Enterprises LP:
7.750%, 01/15/16	$500	$510,000
8.000%, 01/15/18	1,100	1,144,000
International Lease Finance Corp.:
8.625%, 09/15/15	500	555,000
5.750%, 05/15/16	500	535,625
8.750%, 03/15/17	500	588,750
		3,333,375

Food & Beverages | 2.5%
Constellation Brands, Inc.,
7.250%, 05/15/17	950	1,104,375
Del Monte Corp.,
7.625%, 02/15/19	1,500	1,558,125
Post Holdings, Inc.,
7.375%, 02/15/22	1,650	1,765,500
		4,428,000

Forest & Paper Products | 1.1%
Smurfit Kappa Acquisitions,
4.875%, 09/15/18 (d)	1,050	1,089,375
Smurfit Kappa Treasury Funding, Ltd.,
7.500%, 11/20/25	750	820,313
		1,909,688

Gaming | 3.2%
Boyd Gaming Corp.,
9.125%, 12/01/18	1,350	1,468,125
Marina District Finance Co., Inc.,
9.875%, 08/15/18	500	541,250
MGM Resorts International,
6.625%, 12/15/21	1,000	1,057,500
Scientific Games Corp.,
8.125%, 09/15/18	350	375,375
Scientific Games International, Inc.:
9.250%, 06/15/19	250	268,125
6.250%, 09/01/20	850	871,250
Wynn Las Vegas LLC,
7.750%, 08/15/20	1,050	1,178,625
		5,760,250

Gas Distribution | 4.1%
El Paso Corp.,
7.000%, 06/15/17	650	734,914
Energy Transfer Equity LP,
7.500%, 10/15/20	1,250	1,403,125

The accompanying notes are an integral part of these financial statements.

Annual Report	15

Description	Principal Amount (000)	Value

Lazard US Corporate Income Portfolio (continued)

Ferrellgas Partners LP:
8.625%, 06/15/20	$520	$547,300
6.500%, 05/01/21	500	510,000
NGPL PipeCo LLC,
7.119%, 12/15/17 (d)	505	457,025
Niska Gas Storage US LLC,
8.875%, 03/15/18	750	780,000
Rockies Express Pipeline LLC,
6.850%, 07/15/18 (d)	1,450	1,410,125
Suburban Propane Partners LP,
7.500%, 10/01/18	1,329	1,425,353
		7,267,842

Health Services | 6.2%
Biomet, Inc.,
6.500%, 08/01/20	1,750	1,837,500
Community Health Systems, Inc.,
8.000%, 11/15/19	1,400	1,519,000
Fresenius US Finance II, Inc.,
9.000%, 07/15/15 (d)	525	580,125
Grifols, Inc.,
8.250%, 02/01/18	1,525	1,626,031
HCA, Inc.,
6.500%, 02/15/20	1,600	1,758,000
Health Management Associates, Inc.,
6.125%, 04/15/16	1,000	1,107,500
Service Corp. International,
6.750%, 04/01/16	750	817,500
Tenet Healthcare Corp.:
4.750%, 06/01/20	700	684,250
4.375%, 10/01/21	1,250	1,175,000
		11,104,906

Leisure & Entertainment | 1.9%
ACCO Brands Corp.,
6.750%, 04/30/20	1,750	1,728,125
AMC Entertainment, Inc.,
8.750%, 06/01/19	950	1,015,313
Cedar Fair LP,
9.125%, 08/01/18	225	244,125
Royal Caribbean Cruises, Ltd.,
7.250%, 06/15/16	330	370,425
		3,357,988
Description	Principal Amount (000)	Value

Machinery | 1.6%
Terex Corp.,
6.500%, 04/01/20	$1,600	$1,712,000
The Manitowoc Co., Inc.,
8.500%, 11/01/20	1,000	1,135,000
		2,847,000

Media | 5.3%
Clear Channel Worldwide Holdings, Inc.,
6.500%, 11/15/22	1,750	1,787,187
Lamar Media Corp.,
7.875%, 04/15/18	1,000	1,056,250
LIN Television Corp.,
8.375%, 04/15/18	1,400	1,480,500
Sinclair Television Group, Inc.,
5.375%, 04/01/21	1,900	1,871,500
Sirius XM Radio, Inc.,
5.750%, 08/01/21 (d)	1,500	1,515,000
WMG Acquisition Corp.,
6.000%, 01/15/21 (d)	1,620	1,682,775
		9,393,212

Metals & Mining | 2.7%
Alpha Natural Resources, Inc.,
6.000%, 06/01/19	850	733,125
Calcipar SA,
6.875%, 05/01/18 (d)	1,350	1,431,000
FMG Resources (August 2006) Property, Ltd.,
7.000%, 11/01/15 (d)	927	961,763
Inmet Mining Corp.,
8.750%, 06/01/20 (d)	1,500	1,627,500
		4,753,388

Packaging | 3.6%
Ardagh Packaging Finance PLC,
7.375%, 10/15/17 (d)	1,350	1,449,563
Reynolds Group Issuer, Inc.,
5.750%, 10/15/20	1,500	1,530,000
Sealed Air Corp.,
8.125%, 09/15/19 (d)	1,775	1,992,437
Silgan Holdings, Inc.,
5.000%, 04/01/20	1,475	1,456,562
		6,428,562

Pharmaceutical & Biotechnology | 1.3%
Mylan, Inc.,
7.875%, 07/15/20 (d)	650	735,502
Valeant Pharmaceuticals International,
6.375%, 10/15/20 (d)	1,500	1,580,625
		2,316,127

The accompanying notes are an integral part of these financial statements.

16	Annual Report

Description	Principal Amount (000)	Value

Lazard US Corporate Income Portfolio (continued)

Printing & Publishing | 2.7%
Gannett Co., Inc.,
7.125%, 09/01/18	$1,676	$1,789,130
R.R. Donnelley & Sons Co.,
7.250%, 05/15/18	1,600	1,816,000
The McClatchy Co.,
9.000%, 12/15/22	1,100	1,210,000
		4,815,130

Real Estate | 1.7%
CNL Lifestyle Properties, Inc.,
7.250%, 04/15/19	1,600	1,648,000
DuPont Fabros Technology LP,
5.875%, 09/15/21	1,400	1,445,500
		3,093,500

Retail | 1.4%
Netflix, Inc.,
5.375%, 02/01/21 (d)	1,450	1,468,125
QVC, Inc.,
7.500%, 10/01/19 (d)	1,000	1,077,847
		2,545,972

Steel-Producers | 3.0%
AK Steel Corp.,
7.625%, 05/15/20	275	274,313
ArcelorMittal SA,
6.000%, 03/01/21	1,400	1,484,000
Steel Dynamics, Inc.,
6.125%, 08/15/19	1,800	1,948,500
United States Steel Corp.,
6.050%, 06/01/17	1,475	1,593,000
		5,299,813

Support Services | 2.7%
Algeco Scotsman Global Finance PLC,
8.500%, 10/15/18 (d)	1,250	1,353,125
The ADT Corp.,
6.250%, 10/15/21 (d)	1,400	1,470,000
United Rentals North America, Inc.:
9.250%, 12/15/19	1,000	1,115,000
7.375%, 05/15/20	750	831,563
		4,769,688
Description	Principal Amount (000)	Value

Technology Hardware | 0.8%
NCR Corp.,
4.625%, 02/15/21	$1,450	$1,388,375

Telecommunications | 8.7%
CenturyLink, Inc.,
5.625%, 04/01/20	1,800	1,831,500
Equinix, Inc.,
4.875%, 04/01/20	1,800	1,791,000
Frontier Communications Corp.,
8.125%, 10/01/18	1,500	1,713,750
GCI, Inc.,
8.625%, 11/15/19	1,000	1,062,500
Intelsat Jackson Holdings, Ltd.,
7.250%, 04/01/19	1,300	1,404,000
MetroPCS Wireless, Inc.,
6.250%, 04/01/21 (d)	1,850	1,919,375
SBA Telecommunications, Inc.,
5.750%, 07/15/20	1,500	1,560,000
Sprint Capital Corp.,
6.900%, 05/01/19	1,475	1,611,437
Wind Acquisition Finance SA,
11.750%, 07/15/17 (d)	800	851,000
Windstream Corp.,
8.125%, 09/01/18	1,575	1,693,125
		15,437,687

Transportation | 2.4%
Florida East Coast Railway Corp.,
8.125%, 02/01/17	1,200	1,252,500
Hapag-Lloyd AG,
9.750%, 10/15/17 (d)	1,075	1,131,438
Teekay Corp.,
8.500%, 01/15/20	1,725	1,865,156
		4,249,094

Total Corporate Bonds (Identified cost $159,589,848)		167,756,710

The accompanying notes are an integral part of these financial statements.

Annual Report	17

Description	Shares	Value

Lazard US Corporate Income Portfolio (concluded)

Short-Term Investment | 4.0%

State Street Institutional Treasury Money Market Fund (Identified cost $7,194,283)	7,194,283	$7,194,283

Description	Value

Total Investments | 98.4% (Identified cost $166,784,131) (c)	$174,950,993

Cash and Other Assets in Excess of Liabilities | 1.6%	2,823,036

Net Assets | 100.0%	$177,774,029

The accompanying notes are an integral part of these financial statements.

18	Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Global Fixed Income Portfolio

Corporate Bonds | 30.0%

Australia | 2.0%
Mercedes-Benz Australia/Pacific Property, Ltd.,
4.500%, 05/18/15	AUD	60	$54,421
Telstra Corp., Ltd.,
6.250%, 04/15/15	AUD	60	55,628
			110,049

Canada | 3.0%
Bombardier, Inc.,
7.500%, 03/15/18 (d)	USD	30	34,125
Shaw Communications, Inc.,
5.650%, 10/01/19	CAD	45	46,564
Suncor Energy, Inc.,
6.100%, 06/01/18	USD	25	28,899
Wells Fargo Financial Canada Corp.,
2.774%, 02/09/17	CAD	60	57,566
			167,154

Chile | 1.8%
Codelco, Inc.,
3.750%, 11/04/20	USD	100	99,962

France | 2.0%
Orange SA:
4.750%, 02/21/17	EUR	50	76,036
5.375%, 07/08/19	USD	35	39,033
			115,069

Italy | 1.3%
Atlantia S.p.A.,
3.375%, 09/18/17	EUR	50	72,552

Luxembourg | 0.4%
ArcelorMittal SA,
5.000%, 02/25/17	USD	20	21,450

Netherlands | 1.1%
BMW Finance NV,
3.375%, 12/14/18	GBP	35	60,076
Description	Security Currency	Principal Amount (000)	Value

Norway | 0.8%
Statoil ASA,
2.450%, 01/17/23	USD	50	$45,575

United Kingdom | 4.0%
BG Energy Capital PLC,
5.125%, 12/01/25	GBP	50	89,572
GKN Holdings PLC,
6.750%, 10/28/19	GBP	20	37,404
Rolls-Royce PLC,
6.750%, 04/30/19	GBP	50	98,298
			225,274

United States | 13.6%
AES Corp.,
7.750%, 10/15/15	USD	20	22,100
Anheuser-Busch InBev
Worldwide, Inc.,
9.750%, 11/17/15	BRL	100	41,751
Apple, Inc.,
2.400%, 05/03/23	USD	65	58,449
Citigroup, Inc.,
4.450%, 01/10/17	USD	40	43,352
Constellation Brands, Inc.,
7.250%, 05/15/17	USD	30	34,875
DISH DBS Corp.,
7.125%, 02/01/16	USD	20	22,150
Energizer Holdings, Inc.,
4.700%, 05/19/21	USD	40	40,406
Fresenius US Finance II, Inc.,
9.000%, 07/15/15	USD	20	22,100
General Electric Capital Corp.,
5.500%, 02/01/17	NZD	75	62,945
Goldman Sachs Group, Inc.,
6.250%, 09/01/17	USD	25	28,621
HCA, Inc.,
6.500%, 02/15/20	USD	20	21,975
Huntington Ingalls Industries, Inc.,
6.875%, 03/15/18	USD	25	27,000
JPMorgan Chase & Co.:
1.625%, 05/15/18	USD	15	14,688
3.875%, 09/23/20	EUR	50	75,474
Marathon Oil Corp.,
2.800%, 11/01/22	USD	35	32,256
Masco Corp.,
6.125%, 10/03/16	USD	15	16,800

The accompanying notes are an integral part of these financial statements.

Annual Report	19

Description	Security Currency	Principal Amount (000)	Value

Lazard Global Fixed Income Portfolio (continued)

United States (continued)
Nestle Holdings, Inc.,
2.500%, 07/10/17	NOK	200	$33,240
Peabody Energy Corp.,
7.375%, 11/01/16	USD	15	16,875
Sealed Air Corp.,
8.125%, 09/15/19 (d)	USD	25	28,062
Valeant Pharmaceuticals International,
6.750%, 10/01/17 (d)	USD	25	26,625
Valero Energy Corp.,
6.125%, 02/01/20	USD	30	34,267
Wynn Las Vegas LLC,
7.750%, 08/15/20	USD	25	28,062
Yum! Brands, Inc.,
3.750%, 11/01/21	USD	25	24,739
			756,812

Total Corporate Bonds (Identified cost $ 1,699,360)			1,673,973

Foreign Government Obligations | 52.0%

Australia | 5.7%
New South Wales Treasury Corp.,
5.000%, 02/25/39	GBP	50	94,795
Queensland Treasury Corp.,
5.500%, 06/21/21	AUD	110	104,743
Western Australian Treasury Corp.,
3.000%, 06/08/16	AUD	135	120,353
			319,891

Bahamas | 1.8%
Commonwealth of Bahamas,
6.950%, 11/20/29	USD	90	98,100

Belgium | 3.2%
Belgium Kingdom,
4.250%, 09/28/22	EUR	115	181,378

Bermuda | 1.9%
Government of Bermuda,
5.603%, 07/20/20	USD	100	107,500
Description	Security Currency	Principal Amount (000)	Value

Brazil | 1.1%
Federal Republic of Brazil,
11.000%, 06/26/17	EUR	35	$62,065

Canada | 3.0%
Province of British Columbia,
3.700%, 12/18/20	CAD	45	44,796
Province of Ontario,
6.250%, 06/16/15	NZD	75	63,561
Province of Quebec,
4.500%, 12/01/17	CAD	55	56,513
			164,870

China | 2.9%
China Government Bond,
2.560%, 06/29/17	CNY	1,000	163,844

Colombia | 0.7%
Republic of Colombia,
12.000%, 10/22/15	COP	68,000	39,708

Czech Republic | 1.6%
Czech Republic,
5.000%, 06/11/18	EUR	56	89,851

Denmark | 1.0%
Kommunekredit,
2.000%, 01/01/18	DKK	285	53,945

France | 3.3%
Government of France,
4.250%, 10/25/23	EUR	115	182,982

Ireland | 3.4%
Ireland Government Bond,
4.400%, 06/18/19	EUR	125	188,707

Israel | 2.3%
Israel Fixed Government Bond,
5.500%, 01/31/22	ILS	380	125,953

Mexico | 4.7%
Mexican Bonos:
7.750%, 12/14/17	MXN	660	55,411
6.500%, 06/10/21	MXN	1,360	106,868

The accompanying notes are an integral part of these financial statements.

20	Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Global Fixed Income Portfolio (continued)

United Mexican States,
6.750%, 02/06/24	GBP	50	$101,427
			263,706

Netherlands | 2.2%
Netherlands Government Bond,
2.500%, 01/15/33	EUR	93	121,563

New Zealand | 1.5%
Auckland Council,
4.620%, 03/29/16	NZD	100	82,690

Peru | 2.1%
Peru Bono Soberano,
7.840%, 08/12/20	PEN	285	116,020

Poland | 4.4%
Poland Government Bond,
3.750%, 04/25/18	PLN	400	133,409
Republic of Poland,
6.375%, 07/15/19	USD	97	113,369
			246,778

South Africa | 1.3%
Republic of South Africa,
4.500%, 04/05/16	EUR	50	73,057

Sweden | 1.0%
Svensk Exportkredit AB,
7.625%, 06/30/14	NZD	65	54,495

United Kingdom | 1.0%
United Kingdom Treasury,
4.250%, 12/07/27	GBP	30	54,385

Vietnam | 1.9%
Socialist Republic of Vietnam,
6.875%, 01/15/16	USD	100	106,750

Total Foreign Government Obligations
(Identified cost $2,879,367)			2,898,238
Description	Security Currency	Principal Amount (000)	Value

Quasi Government Bonds | 4.1%

Canada | 2.0%
Hydro-Quebec,
9.625%, 07/15/22	CAD	50	$68,508
Ontario Electricity Financial Corp.,
10.125%, 10/15/21	CAD	30	41,603
			110,111
Germany | 2.1%
KfW,
2.875%, 10/12/16	NOK	560	94,155
Landeskreditbank Baden- Wuerttemberg Foerderbank,
3.000%, 05/22/17	NOK	130	21,856
			116,011

Total Quasi Government Bonds (Identified cost $239,317)			226,122
Supranationals | 6.9%
Asian Development Bank,
2.850%, 10/21/20	CNY	1,000	160,574
Corporacion Andina de Fomento,
8.125%, 06/04/19	USD	77	93,228
Inter-American Development Bank:
8.120%, 07/24/14	BRL	130	54,805
6.000%, 12/15/17	NZD	30	25,584
International Bank for Reconstruction & Development,
4.250%, 01/28/15	CLP	28,000	53,277

Total Supranationals (Identified cost $412,696)			387,468

US Municipal Bonds | 3.7%

Alaska | 1.5%
Alaska State Qualified School Construction Bonds,
5.342%, 08/01/27	USD	75	82,611

The accompanying notes are an integral part of these financial statements.

Annual Report	21

Description	Security Currency	Principal Amount (000)	Value

Lazard Global Fixed Income Portfolio (continued)

Texas | 2.2%
Texas State Build America Bonds Series A,
4.123%, 04/01/25	USD	50	$49,827

University of Texas Build America Bonds Series B,
6.276%, 08/15/41	USD	70	75,955
			125,782

Total US Municipal Bonds (Identified cost $ 225,201)			208,393
Description	Shares	Value

Short-Term Investment | 2.3%
State Street Institutional Treasury Money Market Fund (Identified cost $130,811)	130,811	$130,811

Total Investments | 99.0% (Identified cost $5,586,752) (c), (e)		$5,525,005

Cash and Other Assets in Excess of Liabilities | 1.0%		53,581

Net Assets | 100.0%
		$5,578,586

The accompanying notes are an integral part of these financial statements.

22	Annual Report

Lazard Global Fixed Income Portfolio (concluded)

Forward Currency Contracts open at December 31, 2013:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
AUD	CAN	02/20/14	26,585	$23,845	$23,663	$—	$182
CHF	CIT	02/20/14	47,630	52,004	53,414	1,410	—
EUR	CIT	02/20/14	17,524	23,937	24,107	170	—
EUR	CIT	02/20/14	230,311	309,363	316,833	7,470	—
GBP	HSB	02/20/14	44,223	72,387	73,207	820	—
JPY	CIT	02/20/14	90,283,166	909,025	857,492	—	51,533
KZT	CIT	05/12/14	9,044,640	57,100	57,294	194	—
MXN	HSB	02/20/14	629,382	47,787	48,017	230	—
RUB	HSB	02/20/14	1,969,436	59,242	59,420	178	—
SEK	CAN	02/20/14	173,977	26,110	27,027	917	—
SGD	SSB	02/20/14	10,697	8,568	8,477	—	91
Total Forward Currency Purchase Contracts				$1,589,368	$1,548,951	$11,389	$51,806

Forward Currency Sale Contracts
AUD	CAN	02/20/14	20,999	$19,041	$18,691	$350	$—
AUD	CAN	02/20/14	245,163	226,984	218,216	8,768	—
BRL	CAN	01/31/14	168,525	75,691	70,928	4,763	—
CAD	RBC	02/20/14	178,398	169,969	167,744	2,225	—
DKK	CSF	02/20/14	199,625	35,894	36,826	—	932
EUR	CIT	02/20/14	57,496	78,246	79,096	—	850
EUR	CIT	02/20/14	84,881	114,016	116,769	—	2,753
GBP	HSB	02/20/14	137,763	220,367	228,054	—	7,687
JPY	CIT	02/20/14	7,279,372	73,293	69,138	4,155	—
JPY	CIT	02/20/14	12,240,528	119,200	116,258	2,942	—
JPY	CIT	02/20/14	12,870,923	123,700	122,246	1,454	—
MXN	HSB	02/20/14	638,217	49,000	48,691	309	—
MXN	HSB	02/20/14	1,201,415	91,219	91,659	—	440
NOK	HSB	02/20/14	865,563	139,454	142,453	—	2,999
NZD	CAN	02/20/14	276,805	227,174	226,918	256	—
PEN	CIT	01/31/14	174,615	62,777	62,135	642	—
PLN	HSB	02/20/14	266,370	84,680	87,906	—	3,226
Total Forward Currency Sale Contracts				$1,910,705	$1,903,728	25,864	18,887
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$37,253	$70,693

The accompanying notes are an integral part of these financial statements.

Annual Report	23

The Lazard Funds, Inc. Notes to Portfolios of Investments December 31, 2013

(a)	Step up bonds are securities which increase the interest payment rate at a specified point in time. Rate shown reflects rate in effect at December 31, 2013 which may step up at a future date.

(b)	Security collateralized by an amount sufficient to pay principal and interest.

(c)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) are as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

US Short Duration Fixed Income	$64,877,735	$198,462	$37,510	$160,952
US Corporate Income	166,784,131	8,796,972	630,110	8,166,862
Global Fixed Income	5,586,752	112,859	174,606	(61,747)

(d)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers”, and are considered to be liquid at December 31, 2013. The percentage of net assets are as follows:

Portfolio	Percentage of Net Assets

US Corporate Income	26.5%
Global Fixed Income	1.6

(e)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Currency Abbreviations:
AUD	—	Australian Dollar	JPY	—	Japanese Yen
BRL	—	Brazilian Real	KZT	—	Kazakhstan Tenge
CAD	—	Canadian Dollar	MXN	—	Mexican New Peso
CHF	—	Swiss Franc	NOK	—	Norwegian Krone
CLP	—	Chilean Peso	NZD	—	New Zealand Dollar
CNY	—	Chinese Renminbi	PEN	—	Peruvian Nuevo Sol
COP	—	Colombian Peso	PLN	—	Polish Zloty
DKK	—	Danish Krone	RUB	—	Russian Ruble
EUR	—	Euro	SEK	—	Swedish Krona
GBP	—	British Pound Sterling	SGD	—	Singapore Dollar
ILS	—	Israeli Shekel	USD	—	United States Dollar

Counterparty Abbreviations:
CAN	—	Canadian Imperial Bank of Commerce	HSB	—	HSBC Bank USA
CIT	—	Citibank NA	RBC	—	Royal Bank of Canada
CSF	—	Credit Suisse Group AG	SSB	—	State Street Bank and Trust Co.

The accompanying notes are an integral part of these financial statements.

24	Annual Report

Portfolio holdings by industry (as a percentage of net assets), for the Portfolio previously presented by country:

Industry	Lazard Global Fixed Income Portfolio

Aerospace & Defense	2.9%
Alcohol & Tobacco	0.8
Automotive	2.7
Banking	1.4
Building Materials	0.3
Cable Television	1.2
Consumer Products	0.7
Electric	2.0
Electric Generation	0.4
Energy Exploration & Production	2.2
Energy Integrated	1.4
Energy Services	0.5
Financial Services	5.7
Food & Beverages	1.2
Gaming	0.5
Health Services	0.8
Metals & Mining	2.5
Packaging	0.5
Pharmaceutical & Biotechnology	0.5
Restaurants	0.4
Technology Hardware	1.1
Telecommunications	3.1
Transportation	1.3
Subtotal	34.1
Foreign Government Obligations	52.0
Supranationals	6.9
US Municipal Bonds	3.7
Short-Term Investment	2.3
Total Investments	99.0%

The accompanying notes are an integral part of these financial statements.

Annual Report	25

The Lazard Funds, Inc. Statements of Assets and Liabilities

December 31, 2013	Lazard US Short Duration Fixed Income Portfolio	Lazard US Corporate Income Portfolio	Lazard Global Fixed Income Portfolio

ASSETS
Investments in securities, at value	$65,038,687	$174,950,993	$5,525,005
Foreign currency	—	—	2,220
Receivables for:
Interest	363,776	2,946,125	94,808
Capital stock sold	3,030,000	92,294	—
Amount due from Investment Manager (Note 3)	22,805	—	8,975
Gross unrealized appreciation on forward currency contracts	—	—	37,253
Total assets	68,455,268	177,989,412	5,668,261

LIABILITIES
Payables for:
Management fees	—	12,950	—
Accrued distribution fees	70	554	12
Accrued directors’ fees	91	272	9
Capital stock redeemed	7,812	136,540	56
Dividends	7,889	33,853	—
Gross unrealized depreciation on forward currency contracts	—	—	70,693
Other accrued expenses and payables	26,036	31,214	18,905
Total liabilities	41,898	215,383	89,675
Net assets	$68,413,370	$177,774,029	$5,578,586

NET ASSETS
Paid in capital	$68,474,306	$175,715,418	$5,699,773
Distributions in excess of net investment income	(96,446)	(33,853)	(22,169)
Accumulated net realized loss	(129,764)	(6,074,398)	(5,075)
Net unrealized appreciation (depreciation) on:
Investments	165,274	8,166,862	(61,747)
Foreign currency and forward currency contracts	—	—	(32,196)
Net assets	$68,413,370	$177,774,029	$5,578,586

Institutional Shares
Net assets	$68,085,518	$175,154,121	$5,522,186
Shares of capital stock outstanding*	6,787,754	34,990,674	580,570
Net asset value, offering and redemption price per share	$10.03	$5.01	$9.51

Open Shares
Net assets	$327,852	$2,619,908	$56,400
Shares of capital stock outstanding*	32,684	520,621	5,931
Net asset value, offering and redemption price per share	$10.03	$5.03	$9.51

Cost of investments in securities	$64,873,413	$166,784,131	$5,586,752
Cost of foreign currency	$—	$—	$2,216

* $0.001 par value 5,400,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

26	Annual Report

The Lazard Funds, Inc. Statements of Operations

For the Year Ended December 31, 2013	Lazard US Short Duration Fixed Income Portfolio	Lazard US Corporate Income Portfolio	Lazard Global Fixed Income Portfolio

Investment Income

Income
Interest	$503,535	$11,986,199	$173,585
Total investment income*	503,535	11,986,199	173,585

Expenses
Management fees (Note 3)	86,439	1,007,181	27,326
Administration fees	56,994	86,626	51,094
Professional services	47,912	78,936	46,228
Custodian fees	50,149	76,318	65,490
Registration fees	38,430	33,976	29,820
Shareholders’ services	28,074	27,858	26,489
Shareholders’ reports	4,031	20,636	4,283
Directors’ fees and expenses	3,494	8,066	165
Distribution fees (Open Shares)	483	7,500	136
Amortization of offering costs (Note 2(f))	—	—	30,875
Other†	10,518	9,880	939
Total gross expenses	326,524	1,356,977	282,845
Management fees waived and expenses reimbursed	(178,274)	(340,766)	(220,207)
Administration fees waived	(9,375)	—	(18,750)
Total net expenses	138,875	1,016,211	43,888
Net investment income	364,660	10,969,988	129,697

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Forward Currency Contracts
Net realized gain (loss) on:
Investments**	(247,754)	1,542,878	(6,540)
Foreign currency and forward currency contracts	—	—	(214,542)
Net change in unrealized appreciation (depreciation) on:
Investments	(58,328)	(1,920,858)	(231,105)
Foreign currency and forward currency contracts	—	—	85,579
Net realized and unrealized loss on investments, foreign currency and forward currency contracts	(306,082)	(377,980)	(366,608)
Net increase (decrease) in net assets resulting from operations	$58,578	$10,592,008	$(236,911)
* Net of foreign withholding taxes of	$—	$—	$85
** Net of foreign capital gains taxes of	$—	$119,960	$—
† Includes interest on line of credit of	$16	$1,572	$64

The accompanying notes are an integral part of these financial statements.

Annual Report	27

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard US Short Duration Fixed Income Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase (Decrease) in Net Assets
Operations
Net investment income	$364,660	$245,864
Net realized gain (loss) on investments, foreign currency and forward currency contracts	(247,754)	299,763
Net change in unrealized appreciation (depreciation) on investments, foreign currency and forward currency contracts	(58,328)	(106,874)
Net increase (decrease) in net assets resulting from operations	58,578	438,753

Distributions to shareholders
From net investment income
Institutional Shares	(363,417)	(245,376)
Open Shares	(1,243)	(488)
From net realized gains
Institutional Shares	(145,399)	(69,717)
Open Shares	(1,132)	(15)
From return of capital
Institutional Shares	—	—
Open Shares	—	—
Net decrease in net assets resulting from distributions	(511,191)	(315,596)

Capital stock transactions
Net proceeds from sales
Institutional Shares	60,022,280	12,480,126
Open Shares	526,200	—
Net proceeds from reinvestment of distributions
Institutional Shares	409,379	263,941
Open Shares	2,368	503
Cost of shares redeemed
Institutional Shares	(11,620,537)	(4,733,944)
Open Shares	(204,084)	(100,000)
Net increase (decrease) in net assets from capital stock transactions	49,135,606	7,910,626

Redemption fees (Note 2(i))
Institutional Shares	3	5
Open Shares	—	—
Net increase in net assets from redemption fees	3	5
Total increase (decrease) in net assets	48,682,996	8,033,788
Net assets at beginning of period	19,730,374	11,696,586
Net assets at end of period*	$68,413,370	$19,730,374
* Includes undistributed (distributions in excess of) net investment income of	$(96,446)	$(300)
(a) The Portfolio commenced operations on March 30, 2012.

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	1,913,691	1,132,905
Shares sold	5,968,576	1,212,766
Shares issued to shareholders from reinvestment of distributions	40,621	25,580
Shares redeemed	(1,135,134)	(457,560)
Net increase (decrease)	4,874,063	780,786
Shares outstanding at end of period	6,787,754	1,913,691

Open Shares
Shares outstanding at beginning of period	405	10,083
Shares sold	52,360	—
Shares issued to shareholders from reinvestment of distributions	236	49
Shares redeemed	(20,317)	(9,727)
Net increase (decrease)	32,279	(9,678)
Shares outstanding at end of period	32,684	405

The accompanying notes are an integral part of these financial statements.

28	Annual Report

Lazard US Corporate Income Portfolio		Lazard Global Fixed Income Portfolio
Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Period Ended December 31, 2012 (a)

$10,969,988	$12,027,385	$129,697	$72,075
1,542,878	(812,130)	(221,082)	12,144

(1,920,858)	9,188,204	(145,526)	51,583
10,592,008	20,403,459	(236,911)	135,802

(10,798,604)	(11,731,153)	—	(27,809)
(171,384)	(296,232)	—	(227)

—	—	(6,049)	—
—	—	(54)	—

—	—	(122,444)	(44,060)
—	—	(1,085)	(360)
(10,969,988)	(12,027,385)	(129,632)	(72,456)

34,204,684	73,510,534	2,134,814	7,859,060
703,233	2,383,005	3,658	64,295

9,819,017	10,032,308	127,668	71,235
137,208	240,865	1,139	529

(51,250,191)	(60,171,868)	(1,190,893)	(3,179,754)
(2,459,966)	(10,254,392)	—	(9,970)
(8,846,015)	15,740,452	1,076,386	4,805,395

732	80	2	—
—	321	—	—
732	401	2	—
(9,223,263)	24,116,927	709,845	4,868,741
186,997,292	162,880,365	4,868,741	—
$177,774,029	$186,997,292	$5,578,586	$4,868,741
$(33,853)	$(109,177)	$(22,169)	$56,183

36,441,591	31,644,633	473,673	—
6,823,132	14,994,633	216,183	785,190
1,961,687	2,035,775	13,253	7,030
(10,235,736)	(12,233,450)	(122,539)	(318,547)
(1,450,917)	4,796,958	106,897	473,673
34,990,674	36,441,591	580,570	473,673

842,613	2,416,907	5,426	—
139,453	490,550	387	6,374
27,243	48,681	118	52
(488,688)	(2,113,525)	—	(1,000)
(321,992)	(1,574,294)	505	5,426
520,621	842,613	5,931	5,426

Annual Report	29

The Lazard Funds, Inc. Financial Highlights

LAZARD US SHORT DURATION FIXED INCOME PORTFOLIO

			For the Period
Selected data for a share of capital	Year Ended		2/28/11* to
stock outstanding throughout each period	12/31/13	12/31/12	12/31/11

Institutional Shares
Net asset value, beginning of period	$10.31	$10.23	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.11	0.14	0.17
Net realized and unrealized gain (loss)	(0.25)	0.12	0.27

Total from investment operations	(0.14)	0.26	0.44
Less distributions from:
Net investment income	(0.11)	(0.14)	(0.17)
Net realized gains	(0.03)	(0.04)	(0.04)

Total distributions	(0.14)	(0.18)	(0.21)

Redemption fees	— (b)	— (b)	— (b)

Net asset value, end of period	$10.03	$10.31	$10.23

Total Return (c)	–1.39%	2.54%	4.46%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$68,086	$19,726	$11,594
Ratios to average net assets (d):
Net expenses	0.40%	0.40%	0.40%
Gross expenses	0.90%	1.41%	3.09%
Net investment income	1.06%	1.34%	1.97%
Portfolio turnover rate	161%	77%	60%

			For the Period
Selected data for a share of capital	Year Ended		2/28/11* to
stock outstanding throughout each period	12/31/13	12/31/12	12/31/11

Open Shares
Net asset value, beginning of period	$10.31	$10.23	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.06	0.14	0.14
Net realized and unrealized gain (loss)	(0.23)	0.09	0.28

Total from investment operations	(0.17)	0.23	0.42
Less distributions from:
Net investment income	(0.08)	(0.11)	(0.15)
Net realized gains	(0.03)	(0.04)	(0.04)

Total distributions	(0.11)	(0.15)	(0.19)

Net asset value, end of period	$10.03	$10.31	$10.23

Total Return (c)	–1.70%	2.24%	4.20%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$328	$4	$103
Ratios to average net assets (d):
Net expenses	0.70%	0.70%	0.70%
Gross expenses	8.10%	38.11%	18.49%
Net investment income	0.65%	1.32%	1.69%
Portfolio turnover rate	161%	77%	60%

*	The Portfolio commenced operations on February 28, 2011.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

30	Annual Report

LAZARD US CORPORATE INCOME PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Institutional Shares
Net asset value, beginning of year	$5.01	$4.78	$4.88	$4.70	$3.78
Income (loss) from investment operations:
Net investment income (a)	0.30	0.33	0.35	0.35	0.34
Net realized and unrealized gain (loss)	— (b)	0.23	(0.10)	0.18	0.92

Total from investment operations	0.30	0.56	0.25	0.53	1.26
Less distributions from:
Net investment income	(0.30)	(0.33)	(0.35)	(0.35)	(0.34)
Total distributions	(0.30)	(0.33)	(0.35)	(0.35)	(0.34)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of year	$5.01	$5.01	$4.78	$4.88	$4.70

Total Return (c)	6.17%	12.02%	5.17%	11.78%	34.66%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$175,154	$182,749	$151,278	$112,427	$87,568
Ratios to average net assets:
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Gross expenses	0.73%	0.71%	0.73%	0.80%	0.89%
Net investment income	6.00%	6.67%	7.13%	7.38%	7.96%
Portfolio turnover rate	22%	26%	27%	25%	17%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Open Shares
Net asset value, beginning of year	$5.04	$4.80	$4.90	$4.73	$3.79
Income (loss) from investment operations:
Net investment income (a)	0.29	0.32	0.33	0.34	0.33
Net realized and unrealized gain (loss)	(0.01)	0.24	(0.10)	0.17	0.94

Total from investment operations	0.28	0.56	0.23	0.51	1.27
Less distributions from:
Net investment income	(0.29)	(0.32)	(0.33)	(0.34)	(0.33)

Total distributions	(0.29)	(0.32)	(0.33)	(0.34)	(0.33)

Redemption fees	—	— (b)	— (b)	— (b)	— (b)

Net asset value, end of year	$5.03	$5.04	$4.80	$4.90	$4.73

Total Return (c)	5.64%	11.89%	4.89%	11.19%	34.40%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$2,620	$4,249	$11,602	$26,266	$6,126
Ratios to average net assets:
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Gross expenses	1.41%	1.24%	1.08%	1.13%	1.21%
Net investment income	5.69%	6.37%	6.72%	7.05%	7.74%
Portfolio turnover rate	22%	26%	27%	25%	17%

(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report	31

LAZARD GLOBAL FIXED INCOME PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/13	For the Period 3/30/12* to 12/31/12

Institutional Shares
Net asset value, beginning of period	$10.16	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.23	0.17
Net realized and unrealized gain (loss)	(0.65)	0.16

Total from investment operations	(0.42)	0.33
Less distributions from:
Net investment income	—	(0.07)
Net realized gains	(0.01)	—
Return of capital	(0.22)	(0.10)

Total distributions	(0.23)	(0.17)

Redemption fees	— (b)	—

Net asset value, end of period	$9.51	$10.16

Total Return (c)	–4.13%	3.30%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,522	$4,814
Ratios to average net assets (d):
Net expenses	0.80%	0.80%
Gross expenses	4.94%	8.81%
Net investment income	2.38%	2.24%
Portfolio turnover rate	66%	47%

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/13	For the Period 3/30/12* to 12/31/12

Open Shares
Net asset value, beginning of period	$10.16	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.20	0.15
Net realized and unrealized gain (loss)	(0.65)	0.16

Total from investment operations	(0.45)	0.31
Less distributions from:
Net investment income	—	(0.06)
Net realized gains	(0.01)	—
Return of capital	(0.19)	(0.09)

Total distributions	(0.20)	(0.15)

Net asset value, end of period	$9.51	$10.16

Total Return (c)	–4.41%	3.08%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$56	$55
Ratios to average net assets (d):
Net expenses	1.10%	1.10%
Gross expenses	28.86%	26.46%
Net investment income	2.09%	2.02%
Portfolio turnover rate	66%	47%

*	The Portfolio commenced operations on March 30, 2012.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

32	Annual Report

The Lazard Funds, Inc. Notes to Financial Statements December 31, 2013

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund, which comprise twenty-five no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Mid Cap Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard Global Equity Select Portfolio (commenced investment operations on December 31, 2013), Lazard Global Listed Infrastructure Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio (commenced investment operations on October 31, 2013), Lazard Emerging Markets Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi-Strategy Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard Explorer Total Return Portfolio (commenced investment operations on June 28, 2013), Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio (formerly, Lazard International Realty Equity Portfolio), Lazard US Short Duration Fixed Income Portfolio (formerly, Lazard U.S. Municipal Portfolio), Lazard US Corporate Income Portfolio (formerly, Lazard U.S. High Yield Portfolio), Lazard Global Fixed Income Portfolio, Lazard Multi-Asset Targeted Volatility Portfolio, and Lazard Capital Allocator Opportunistic Strategies Portfolio. All Portfolios, other than the US Equity Concentrated Portfolio, the Emerging Markets Debt Portfolio, the Explorer Total Return Portfolio, the US Realty Equity Portfolio and the Global Realty Equity Portfolio, are operated as “diversified” funds, as defined in the Act. Multi-Asset Targeted Volatility Portfolio had not commenced operations as of December 31, 2013. This report includes only the financial statements of US Short Duration Fixed Income Portfolio, US Corporate Income Portfolio and Global Fixed Income Portfolio (the “Portfolios”). The financial statements of other portfolios are presented separately.

Effective November 29, 2013, the Fund commenced offering R6 Shares. Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus). As of December 31, 2013, no R6 Shares have been issued.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies:

(a) Valuation of Investments—Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations or a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”). Forward currency contracts are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”).

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be

Annual Report	33

valued at their fair value as determined by, or in accordance with procedures approved by, the Board.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method.

The Portfolios may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based upon income earned or capital gains (realized or unrealized). The Portfolios accrue and apply such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Portfolios are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the year ended December 31, 2013, only the Global Fixed Income Portfolio traded in forward currency contracts.

(d) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2013, the following Portfolios had unused realized capital losses which, for federal income tax purposes, could be used to offset future realized capital gains as follows:

Portfolio	Amount	Expiration Year

US Short Duration Fixed Income	$125,443	N/A
US Corporate Income	728,156	2016
	5,346,242	2017

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended

34	Annual Report

December 31, 2013, the following Portfolios elected to defer net capital and foreign currency losses arising between November 1, 2013 and December 31, 2013 as follows:

Portfolio	Amount

US Short Duration Fixed Income	$50,494
Global Fixed Income	47,532

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2012), or expected to be taken in the Portfolios’ 2013 tax returns.

(e) Dividends and Distributions—Each Portfolio intends to declare dividends from net investment income daily and to pay such dividends monthly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies and distributions from real estate investment trusts and partnerships. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

The tax character of dividends and distributions paid during the years ended December 31, was as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2013	2012	2013	2012

US Short Duration Fixed Income
Institutional	$443,969	$61,069	$64,409	$7,407
Open	2,455	1,120	358	136
US Corporate Income
Institutional	10,790,080	11,731,153	—	—
Open	179,908	296,232	—	—
Global Fixed Income*
Institutional	—	27,809	6,043	—
Open	—	227	60	—

* Global Fixed Income Portfolio had $123,529 and $44,420 return of capital distributions for year 2013 and 2012, respectively.

As of December 31, 2013, the components of distributable earnings, on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation) Including Foreign Currency	Other Temporary Differences

US Short Duration Fixed Income	$—	$—	$160,952	$45,951
US Corporate Income	—	—	8,166,862	33,853
Global Fixed Income	—	—	(60,690)	12,965

(f) Offering Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio.

(g) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all the portfolios of the Fund primarily on the basis of relative net assets. A Portfolio accrues distribution and service (12b-1) fees to its Open Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(h) Expense Reductions—The Portfolios’ excess cash in demand deposit accounts, if any, may receive credits that are available to offset custody expenses. The Statements of

Annual Report	35

Operations report gross custody expenses, and report the amount of any credits separately as an expense reduction.

(i) Redemption Fee—The Portfolios, other than the US Short Duration Fixed Income Portfolio, may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by each Portfolio and are included as paid in capital on its Statement of Assets and Liabilities. The fees are also shown on its Statements of Changes in Net Assets.

(j) Estimates—The preparation of financial statements in conformity with GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

US Short Duration Fixed Income	0.25%
US Corporate Income	0.55
Global Fixed Income	0.50

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Institutional Shares	Open Shares

US Short Duration Fixed Income	0.40%	0.70%
US Corporate Income	0.55	0.85
Global Fixed Income	0.80	1.10

During the year ended December 31, 2013, the Investment Manager waived its management fees and reimbursed the Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

US Short Duration Fixed Income	$85,960	$78,216	$479	$13,619
US Corporate Income	323,941	—	16,554	271
Global Fixed Income	27,054	178,245	272	14,636

The Fund has entered into an administration agreement with State Street to provide certain administrative services to the Portfolios. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of the $42,500 annual fee for the US Short Duration Fixed Income and Global Fixed Income Portfolios until each respective Portfolio’s net assets reach $25 million. During the year ended December 31, 2013, State Street waived its fees as follows:

Portfolio	Amount

US Short Duration Fixed Income	$9,375
Global Fixed Income	18,750

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other in-

36	Annual Report

dustry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio has commenced operations.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $100,000, (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chairman of $5,000. Such Directors are also reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Compensation is, generally, divided among the Lazard Funds based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2013 were as follows:

Portfolio	Purchases	Sales

US Short Duration Fixed Income	$20,616,276	$18,694,134
US Corporate Income	38,003,394	46,459,396
Global Fixed Income	4,244,467	3,498,172
	US Government Securities
Portfolio	Purchases	Sales

US Short Duration Fixed Income	$74,336,030	$36,636,856

For the year ended December 31, 2013, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at the higher of the Federal Funds rate or Overnight LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.10% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the year ended December 31, 2013, the Portfolios had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings Were Outstanding

US Short Duration Fixed Income	$170,000	$170,000	1.10%	3
US Corporate Income	3,122,500	8,700,000	1.13	16
Global Fixed Income	144,071	220,000	1.15	14

* For days borrowings were outstanding.

7. Non-US Securities Investment Risks

The Global Fixed Income Portfolio invests, and the US Short Duration Fixed Income and US Corporate Income Portfolios may invest to a limited extent, in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as exposure to less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Annual Report	37

In addition, investments denominated in currencies other than US dollars carry the risk that such currencies will decline in value relative to the US dollar and affect the value of these investments held in the Portfolios. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. However, the capital markets in the US and internationally have experienced unprecedented volatility in recent years, causing significant declines in the value and liquidity of many securities. These market conditions may continue to worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to investments denominated in emerging markets currencies.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following tables summarize the valuation of the Portfolios’ investments by each fair value hierarchy level as of December 31, 2013:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2013

US Short Duration Fixed Income Portfolio
Corporate Bonds	$—	$16,058,310	$—	$16,058,310
Municipal Bonds	—	5,537,001	—	5,537,001
US Government Securities	—	23,071,356	—	23,071,356
US Treasury Security	—	19,301,325	—	19,301,325
Short-Term Investment	1,070,695	—	—	1,070,695
Total	$1,070,695	$63,967,992	$—	$65,038,687

38	Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2013

US Corporate Income Portfolio
Corporate Bonds	$—	$167,756,710	$—	$167,756,710
Short-Term Investment	7,194,283	—	—	7,194,283
Total	$7,194,283	$167,756,710	$—	$174,950,993

Global Fixed Income Portfolio
Assets:
Corporate Bonds	$—	$1,673,973	$—	$1,673,973
Foreign Government Obligations	—	2,898,238	—	2,898,238
Quasi Government Bonds	—	226,122	—	226,122
Supranationals	—	387,468	—	387,468
US Municipal Bonds	—	208,393	—	208,393
Short-Term Investment	130,811	—	—	130,811
Other Financial Instruments*
Forward Currency Contracts	—	37,253	—	37,253
Total	$130,811	$5,431,447	$—	$5,562,258

Liabilities:
Other Financial Instruments*
Forward Currency Contracts	$—	$(70,693)	$—	$(70,693)

* Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

The fixed-income securities included in Level 2 were valued on the basis of prices provided by independent pricing services. The forward currency contracts included in Level 2 were valued using quotations provided by an independent pricing service.

As of December 31, 2013, securities valued at $460,912, $9,100,911 and $29,424 were transferred from Level 2 to Level 1 for the US Short Duration Fixed Income, US Corporate Income and Global Fixed Income Portfolios, respectively. The short-term investments were transferred from Level 2 to Level 1 based on increased reliance on the NAV of an open-end mutual fund as being representative of an active market price. There were no other transfers into or out of Levels 1, 2 or 3 during the year ended December 31, 2013. Transfers between levels are recognized at the beginning of the reporting period.

For further information regarding security characteristics see Portfolios of Investments.

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts. Forward currency contracts may be used for hedging purposes or to seek to increase returns.

Global Fixed Income Portfolio

During the year ended December 31, 2013, the notional amounts of purchases and sales of forward currency contracts were $18,791,962 and $18,622,842, respectively.

The following table summarizes its fair value of derivative instruments on its Statement of Assets and Liabilities as of December 31, 2013:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$37,253

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$70,693

Annual Report	39

The effect of derivative instruments on its Statement of Operations for the year ended December 31, 2013 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized loss on forward currency contracts	$(217,580)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized appreciation on forward currency contracts	$85,847

US Short Duration Fixed Income and US Corporate Income Portfolios did not trade in derivatives during the year ended December 31, 2013.

See Note 2(c) and the Portfolios of Investments for additional disclosures about derivative instruments.

On January 31, 2013, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (“ASU 2013-01”). ASU 2013-01 limits the scope of balance sheet offsetting disclosures, which was originally described in FASB ASU 2011-11, to derivatives, repurchase or reverse repurchase agreements, and securities borrowing or securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement.

As of December 31, 2013, the Global Fixed Income Portfolio holds derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through single payment in the event of default on or termination of any one contract.

The required information for the affected Portfolio is presented in the below table, as of December 31, 2013:

Global Fixed Income Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$37,253	$—	$37,253

	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount

Canadian Imperial Bank of Commerce	$15,054	$(182)	$—	$14,872
Citibank NA	18,437	(18,437)	—	—
HSBC Bank USA	1,537	(1,537)	—	—
Royal Bank of Canada	2,225	—	—	2,225
Total	$37,253	$(20,156)	$—	$17,097

40	Annual Report

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$70,693	$—	$70,693

	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount

Canadian Imperial Bank of Commerce	$182	$(182)	$—	$—
Citibank NA	55,136	(18,437)	—	36,699
Credit Suisse Group AG	932	—	—	932
HSBC Bank USA	14,352	(1,537)	—	12,815
State Street Bank and Trust Co.	91	—	—	91
Total	$70,693	$(20,156)	$—	$50,537

11. Accounting Standards Update

In June 2013, the FASB issued ASU No. 2013-08 Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. This ASU clarifies the characteristics of an investment company, provides comprehensive guidance to determine whether an entity is an investment company and sets certain measurement and disclosure requirements. This ASU is effective for interim and annual periods in the fiscal years that begin after

December 15, 2013. The Investment Manager does not expect that the adoption of this standard will have a material impact on the financial statements.

12. Subsequent Events

Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements and has determined that there are no such subsequent events that require disclosure.

Annual Report	41

The Lazard Funds, Inc. Report of Independent Registered Public Accounting Firm

Anchin, Block & Anchin LLP Accountants & Advisors 1375 Broadway New York, NY 10018 212 840-3456 www.anchin.com

Report of Independent Registered Public Accounting Firm

To The Board of Directors and Shareholders of The Lazard Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard US Short Duration Fixed Income Portfolio (formerly known as Lazard U.S. Municipal Portfolio), Lazard US Corporate Income Portfolio (formerly known as Lazard U.S. High Yield Portfolio), and Lazard Global Fixed Income Portfolio (commenced operations on March 30, 2012) (each individually a “Portfolio”) which are three of the Portfolios constituting The Lazard Funds, Inc. (the “Fund”) as of December 31, 2013 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended or for the period from the date noted above to De-cember 31, 2013 and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights as stated above present fairly, in all material respects, the financial position of each of the Portfolios of The Lazard Funds, Inc. listed above as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended or from the date noted in the first paragraph above to December 31, 2013 and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

ANCHIN, BLOCK & ANCHIN LLP

New York, New York
February 28, 2014

42	Annual Report

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):
Kenneth S. Davidson (68)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Balestra Capital, Ltd., an investment manager and adviser, Senior Advisor (July 2012 – present)

Aquiline Holdings LLC, an investment manager, Partner (2006 – June 2012)

Nancy A. Eckl (51)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (59 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Leon M. Pollack (73)	Director (August 2006)	Private Investor

Richard Reiss, Jr. (69)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (66)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Directors(4):
Charles L. Carroll (53)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (53)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)
Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director also serves as a Director for each of the Lazard Funds (comprised of, as of January 31, 2014, 31 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors (as defined below) are also board members of Lazard Alternative Strategies 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager.

(3)	“Independent Directors” are not “interested persons” (as defined in the Act) of the Fund.

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

Annual Report	43

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):
Nathan A. Paul (41)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (55)	Treasurer (May 2003)	Vice President of the Investment Manager

Brian D. Simon (51)	Chief Compliance Officer (January 2009) and Assistant Secretary (November 2002)	Managing Director (since February 2011, previously Director) of the Investment Manager and Chief Compliance Officer (since January 2009) of the Investment Manager and the Fund

Tamar Goldstein (38)	Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President and Counsel) of the Investment Manager

Cesar A. Trelles (39)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other Lazard Funds.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

44	Annual Report

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year ended December 31, 2013

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2013:

Of the dividends paid by the Portfolios, none are qualified dividend income.

Of the dividends paid by the Portfolios, no dividends qualify for the dividends received deduction available to corporate shareholders.

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Annual Report	45

NOTES

NOTES

NOTES

The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com

LZDPS026

Lazard Funds Annual Report
December 31, 2013

Asset Allocation Fund

Lazard Capital Allocator Opportunistic Strategies Portfolio

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard

3	Investment Overview

5	Performance Overview

6	Information About Your Portfolio’s Expenses

7	Portfolio Holdings Presented by Sector

8	Portfolio of Investments

8	Lazard Capital Allocator Opportunistic Strategies Portfolio

9	Notes to Portfolio of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

13	Financial Highlights

14	Notes to Financial Statements

22	Report of Independent Registered Public Accounting Firm

23	Board of Directors and Officers Information

25	Tax and Other Information

Please consider the Portfolio’s investment objective, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or the Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contains the investment objective, risks, charges, expenses and other information about the Portfolio, which is not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report	1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

The year 2013 was one of many contrasts. Some records were set, with US equities reaching new highs, while US bond returns were negative for the first time in more than a decade. Equities globally made good headway, led by a surge in developed-market stocks, which significantly outpaced their emerging-market counterparts during the year. Markets in the United States, Japan, and Europe did well, with returns in the low double digits fueled by accommodative central bank policy and signs of healing in their respective economies.

Bond markets were subdued in comparison to a strong 2012, amid expectations of higher long-term interest rates. Meanwhile, emerging markets equity and debt weakened over concerns about widening current account deficits in the developing world. From a global perspective, corporate profitability and balance sheets remain strong and we anticipate that the operating backdrop for companies will continue to improve.

We are also pleased to inform you of a change to the format of the Lazard Funds’ annual and semiannual reports. Beginning this year-end, we will be reporting on the Lazard Funds through a set of five reports grouped by asset class. This allows us to increase ease of access to fund information for our shareholders and reduce production costs.

As always, at Lazard Asset Management, we remain focused on active management and are committed to leveraging our strengths to help you, a valued shareholder in Lazard Funds, achieve your financial goals. We appreciate your continued confidence in our investment management capabilities, and feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2	Annual Report

The Lazard Funds, Inc. Investment Overview

Capital Allocator

The year 2013 proved to be one of transition, as the post-crisis period of intense economic uncertainty and depressed stock valuations receded and, after a number of false starts in recent years, a seemingly sustainable global economic recovery ensued. The recovery in the United States has now broadened, although it remains lackluster compared to historical norms. In Europe, Mario Draghi’s July 2012 pledge to do “whatever it takes” continued to support confidence, and GDP growth has broadly stabilized, with most forecasting modest growth in the region in 2014. Fears of a Chinese hard landing dissipated throughout the year, particularly after the Third Plenary resolution assured investors that the government intends to implement reforms. On the negative side, equity markets declined globally after US Federal Reserve (the Fed) Chairman Ben Bernanke suggested, late in the second quarter, that the Fed may start to scale back on its bond purchases. In particular, the emerging markets were affected by the “taper talk”. However, global investors ultimately cheered the Fed’s December announcement that it would reduce its monthly bond purchases by $10 billion, as the decision underscored Fed officials’ belief that the country’s economic recovery was sustainable.

The US interest rate environment began to normalize following the Fed’s discussions surrounding tapering and its ultimate decision to reduce its quantitative easing programs. This normalization is already reflected in market movements of longer-dated US Treasuries, which have begun to revert back to trading on the fundamentals of the US economy with regard to inflation expectations (which remain muted) and related volatility. However, interest rates in the short- and intermediate-duration areas of the fixed-income market continue to reflect the extraordinary monetary policy measures enacted by the Fed, and appear expensive.

Lazard Capital Allocator Opportunistic Strategies Portfolio

For the year ended December 31, 2013, the Lazard Capital Allocator Opportunistic Strategies Portfolio’s Institutional Shares posted a total return of 12.22%, while Open Shares posted a total return of 11.90%. The benchmark returns for the year ended December 31, 2013 were 26.68% for the Morgan Stanley Capital International (MSCI®) World® Index and 14.55% for the Global Asset Allocation Blended Index.1

Thematic investments, which represented 61% of the Portfolio as of December 31, 2013, underperformed the MSCI World Index, but outperformed the Global Asset Allocation Blended Index. Positive returns were generated by equity investments in US financials, a hedged position in Japan, and a global basket of stocks focused on gaming companies. These returns were somewhat offset by underperformance from an investment in Chinese equities. The use of derivatives helped performance for the year in thematic investments, as two custom baskets of securities created via swaps—one focused on companies with high free cash flows, and one focused on companies that have historically outperformed in times of rising US consumption—added to returns. The positions in US financials, hedged Japan, Chinese equities, and the two custom baskets were sold during the year.

Diversifying investments, which represented 31% of the Portfolio at the end of the year, underperformed the benchmarks. The main detractors were positions in gold and Build America Bonds. Equity exposure to global consumer staples helped performance in the sector. We exited the positions in gold and Build America Bonds during the year.

Contrarian investments, which represented 3% of the Portfolio as of the end of the year, underperformed the MSCI World Index, but outperformed the Global Asset Allocation Blended Index. Exposure to gold mining companies and equity exposure to Russia detracted from returns, but were mitigated by strong gains from a position in US information technology equities. The use of derivatives helped performance overall for the year in the contrarian investments. An option to buy shares of China Construction Bank slightly detracted, but was offset by positive performance from a custom basket of securities created via a swap that focused on exporting companies in the euro zone periphery. The positions in gold mining companies and Russia, as well the option and the custom basket, were sold during the year.

Discounted investments, which represented 5% of the Portfolio as of December 31, 2013, outperformed the benchmarks. A European small-cap equity closed-end fund was the main contributor in the sector, while a Mexican equity closed-end fund slightly detracted from performance.

Annual Report	3

Notes to Investment Overview:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by Lazard Asset Management LLC, the Portfolio’s investment manager (the “Investment Manager”); without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2013; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or the Portfolio’s summary prospectus for a more detailed discussion of the Portfolio’s investment objective, strategies, risks and fees.

[1]	The Global Asset Allocation Blended Index is rebalanced quarterly and is a blended index constructed by the Portfolio’s Investment Manager, composed of 60% MSCI World Index and 40% Barclays Capital US Aggregate Bond® Index.

4	Annual Report

The Lazard Funds, Inc. Performance Overview

Lazard Capital Allocator Opportunistic Strategies Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Capital Allocator Opportunistic Strategies Portfolio, MSCI World® Index and Global Asset Allocation Blended Index*

Average Annual Total Returns*

Periods Ended December 31, 2013

	Institutional Shares			Open Shares
	One	Five	Since	One	Five	Since
	Year	Years	Inception†	Year	Years	Inception†
Capital Allocator Opportunistic Strategies Portfolio**	12.22%	10.47%	4.04%	11.90%	10.11%	3.80%
MSCI World Index	26.68%	15.02%	4.75%	26.68%	15.02%	4.84%
Global Asset Allocation Blended Index	14.55%	11.21%	5.30%	14.55%	11.21%	5.35%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI World Index is a market capitalization-weighted index of companies representative of the market structure of 24 developed market countries in North America, Europe, and the Asia/Pacific region. The Global Asset Allocation Blended Index is rebalanced quarterly and is a blended index constructed by the Portfolio’s Investment Manager that is comprised of 60% MSCI World Index and 40% Barclays Capital US Aggregate Bond® Index. The Barclays Capital US Aggregate Bond Index covers the investment grade, US dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS, ABS and CMBS, with maturities of no less than one year. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was March 26, 2008 and for Open Shares was March 31, 2008.

Annual Report	5

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2013 through December 31, 2013 and held for the entire period.

Actual Expenses

For each Share class of the Portfolio, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolio, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Portfolio	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 - 12/31/13	Annualized Expense Ratio During Period 7/1/13 - 12/31/13

Capital Allocator Opportunistic Strategies
Institutional Shares
Actual	$1,000.00	$1,126.66	$5.47	1.02%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.06	$5.19	1.02%
Open Shares
Actual	$1,000.00	$1,125.73	$7.07	1.32%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.55	$6.72	1.32%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

6	Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector December 31, 2013

Sector*	Lazard Capital Allocator Opportunistic Strategies Portfolio

Consumer Discretionary	11.0%
Consumer Staples	7.5
Energy	5.8
Financials	7.6
Health Care	8.5
Industrials	14.1
Information Technology	9.7
Materials	3.6
Telecommunication Services	1.1
Utilities	1.0
Fixed Income	15.6
Short-Term Investment	14.5
Total Investments	100.0%

*	Represents percentage of total investments.

Annual Report	7

The Lazard Funds, Inc. Portfolio of Investments December 31, 2013

Description	Shares	Value

Lazard Capital Allocator Opportunistic Strategies Portfolio

Exchange-Traded Funds | 80.2%
Health Care Select Sector SPDR Fund	84,700	$4,695,768
iShares 20+ Year Treasury Bond Fund ETF	220,300	22,439,758
iShares Global Consumer Staples ETF	131,800	11,346,662
iShares Global Industrials ETF	218,500	15,603,085
iShares MSCI Germany ETF	438,400	13,923,584
iShares MSCI Japan ETF	763,000	9,255,190
iShares MSCI Japan Small-Cap ETF	103,000	5,590,428
iShares MSCI South Korea Capped ETF	207,000	13,386,690
iShares MSCI United Kingdom ETF	367,700	7,677,576
iShares North American Technology ETF	83,500	7,483,270
iShares U.S. Healthcare Providers ETF	50,900	4,746,425
Market Vectors-Gaming ETF	105,400	5,628,360
PowerShares Buyback Achievers Portfolio	389,300	16,771,044
PowerShares Dynamic Oil & Gas Services Portfolio	349,100	9,020,744
Robo-Stox Global Robotics & Automation Index ETF	132,500	3,623,875
SPDR Barclays Short Term High Yield Bond ETF	364,600	11,251,556
Vanguard Russell 2000 Growth ETF	116,800	11,491,952

Total Exchange-Traded Funds (Identified cost $162,279,403)		173,935,967
Description	Shares	Value

Closed-End Management Investment Companies | 4.9%
JPMorgan European Smaller Companies Trust PLC	417,000	$7,899,676
Mexico Equity and Income Fund, Inc.	182,500	2,715,600

Total Closed-End Management Investment Companies (Identified cost $7,941,329)		10,615,276

Short-Term Investment | 14.5%
State Street Institutional Treasury Money Market Fund (Identified cost $31,368,949)	31,368,949	31,368,949

Total Investments | 99.6%
(Identified cost $201,589,681) (a)		$215,920,192

Cash and Other Assets in Excess of Liabilities | 0.4%		856,901

Net Assets | 100.0%		$216,777,093

Total Return Swap Agreement open at December 31, 2013:

Currency	Counterparty	Notional Amount (000)	Expiration Date	Pay	Receive	Unrealized Appreciation

USD	GSC	9,893	05/20/14	1 Month USD LIBOR plus 0.45%	Appreciation, and dividends paid, on securities in a basket of domestic equity securities	$318,054

The accompanying notes are an integral part of these financial statements.

8	Annual Report

The Lazard Funds, Inc. Notes to Portfolio of Investments December 31, 2013

(a)	For federal income tax purposes, the aggregate cost was $204,727,809, aggregate gross unrealized appreciation was $12,947,997, aggregate gross unrealized depreciation was $1,437,560, and the net unrealized appreciation was $11,510,437.

Abbreviations:

ETF	— Exchange-Traded Fund
GSC	— Goldman Sachs Group AG
LIBOR	— London Interbank Offered Rate
USD	— United States Dollar

The accompanying notes are an integral part of these financial statements.

Annual Report	9

The Lazard Funds, Inc. Statement of Assets and Liabilities

December 31, 2013	Lazard Capital Allocator Opportunistic Strategies Portfolio

ASSETS
Investments in securities, at value	$215,920,192
Receivables for:
Dividends and interest	550,407
Capital stock sold	234,254
Gross unrealized appreciation on swap agreement	318,054
Total assets	217,022,907

LIABILITIES
Payables for:
Management fees	161,593
Capital stock redeemed	48,314
Accrued distribution fees	547
Accrued directors’ fees	350
Premium for swap agreement written	2,222
Other accrued expenses and payables	32,788
Total liabilities	245,814
Net assets	$216,777,093

NET ASSETS
Paid in capital	$205,812,942
Distributions in excess of net investment income	(3,429,018)
Accumulated net realized loss	(255,827)
Net unrealized appreciation on:
Investments	14,330,511
Foreign currency	431
Swap agreement	318,054
Net assets	$216,777,093

Institutional Shares
Net assets	$214,161,128
Shares of capital stock outstanding*	20,912,934
Net asset value, offering and redemption price per share	$10.24

Open Shares
Net assets	$2,615,965
Shares of capital stock outstanding*	255,504
Net asset value, offering and redemption price per share	$10.24

Cost of investments in securities	$201,589,681

*	$0.001 par value 5,400,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

10	Annual Report

The Lazard Funds, Inc. Statement of Operations

For the Year Ended December 31, 2013	Lazard Capital Allocator Opportunistic Strategies Portfolio

Investment Income

Income
Dividends	$4,323,764
Interest	446
Total investment income	4,324,210

Expenses
Management fees (Note 3)	2,266,608
Administration fees	95,333
Professional services	59,953
Custodian fees	56,515
Shareholders’ services	31,098
Registration fees	28,132
Shareholders’ reports	12,271
Distribution fees (Open Shares)	7,173
Directors’ fees and expenses	6,877
Other†	13,321
Total gross expenses	2,577,281
Management fees waived	(256,745)
Total net expenses	2,320,536
Net investment income	2,003,674

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Forward Currency Contracts, Options and Swap Agreements
Net realized gain (loss) on:
Investments	12,177,984
Foreign currency and forward currency contracts	523,451
Purchased options	(35,210)
Swap agreements	1,632,644
Net change in unrealized appreciation on:
Investments	9,462,763
Foreign currency and forward currency contracts	30,527
Swap agreements	329,375
Net realized and unrealized gain on investments, foreign currency, forward currency contracts, options and swap agreements	24,121,534
Net increase in net assets resulting from operations	$26,125,208
† Includes interest on line of credit of	$2,249

The accompanying notes are an integral part of these financial statements.

Annual Report	11

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Capital Allocator Opportunistic Strategies Portfolio
	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) in Net Assets

Operations
Net investment income	$2,003,674	$2,849,308
Net realized gain on investments, foreign currency, forward currency contracts, options and swap agreements	14,298,869	3,977,250
Net change in unrealized appreciation on investments, foreign currency, forward currency contracts, options and swap agreements	9,822,665	14,414,375
Net increase in net assets resulting from operations	26,125,208	21,240,933

Distributions to shareholders
From net investment income
Institutional Shares	(9,658,755)	(1,741,480)
Open Shares	(105,748)	(14,988)
From net realized gains
Institutional Shares	(10,495,960)	—
Open Shares	(122,735)	—
Net decrease in net assets resulting from distributions	(20,383,198)	(1,756,468)

Capital stock transactions
Net proceeds from sales
Institutional Shares	38,927,488	42,720,549
Open Shares	565,093	357,130
Net proceeds from reinvestment of distributions
Institutional Shares	19,042,016	705,622
Open Shares	219,942	13,997
Cost of shares redeemed
Institutional Shares	(74,468,014)	(96,362,264)
Open Shares	(1,336,706)	(3,788,199)
Net decrease in net assets from capital stock transactions	(17,050,181)	(56,353,165)

Redemption fees (Note 2(j))
Institutional Shares	3,612	7,632
Net increase in net assets from redemption fees	3,612	7,632
Total decrease in net assets	(11,304,559)	(36,861,068)
Net assets at beginning of year	228,081,652	264,942,720
Net assets at end of year*	$216,777,093	$228,081,652
* Includes undistributed (distributions in excess of) net investment income of	$(3,429,018)	$11,254

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of year	22,422,647	27,954,774
Shares sold	3,776,598	4,341,367
Shares issued to shareholders from reinvestment of distributions	1,880,973	70,775
Shares redeemed	(7,167,284)	(9,944,269)
Net decrease	(1,509,713)	(5,532,127)
Shares outstanding at end of year	20,912,934	22,422,647

Open Shares
Shares outstanding at beginning of year	308,937	660,085
Shares sold	55,083	36,305
Shares issued to shareholders from reinvestment of distributions	21,717	1,404
Shares redeemed	(130,233)	(388,857)
Net decrease	(53,433)	(351,148)
Shares outstanding at end of year	255,504	308,937

The accompanying notes are an integral part of these financial statements.

12	Annual Report

The Lazard Funds, Inc. Financial Highlights

LAZARD CAPITAL ALLOCATOR OPPORTUNISTIC STRATEGIES PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Institutional Shares
Net asset value, beginning of year	$10.03	$9.26	$9.96	$8.80	$7.36
Income (loss) from investment operations:
Net investment income (a)	0.09	0.11	0.12	0.12	0.14
Net realized and unrealized gain (loss)	1.12	0.74	(0.45)	1.16	1.42

Total from investment operations	1.21	0.85	(0.33)	1.28	1.56
Less distributions from:
Net investment income	(0.48)	(0.08)	(0.13)	(0.12)	(0.12)
Net realized gains	(0.52)	—	(0.24)	—	—

Total distributions	(1.00)	(0.08)	(0.37)	(0.12)	(0.12)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of year	$10.24	$10.03	$9.26	$9.96	$8.80

Total Return (c)	12.22%	9.16%	-3.28%	14.58%	21.21%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$214,161	$224,982	$258,832	$239,403	$195,939
Ratios to average net assets:
Net expenses	1.02%	1.02%	1.02%	1.02%	1.02%
Gross expenses	1.13%	1.12%	1.13%	1.13%	1.16%
Net investment income	0.89%	1.13%	1.25%	1.36%	1.72%
Portfolio turnover rate	193%	139%	155%	117%	113%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Open Shares
Net asset value, beginning of year	$10.03	$9.26	$9.97	$8.80	$7.37
Income (loss) from investment operations:
Net investment income (a)	0.06	0.07	0.08	0.06	0.12
Net realized and unrealized gain (loss)	1.12	0.75	(0.45)	1.20	1.41

Total from investment operations	1.18	0.82	(0.37)	1.26	1.53
Less distributions from:
Net investment income	(0.45)	(0.05)	(0.10)	(0.09)	(0.10)
Net realized gains	(0.52)	—	(0.24)	—	—

Total distributions	(0.97)	(0.05)	(0.34)	(0.09)	(0.10)

Redemption fees	—	—	— (b)	— (b)	— (b)

Net asset value, end of year	$10.24	$10.03	$9.26	$9.97	$8.80

Total Return (c)	11.90%	8.84%	-3.72%	14.35%	20.71%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$2,616	$3,099	$6,111	$7,163	$16,856
Ratios to average net assets:
Net expenses	1.32%	1.32%	1.32%	1.32%	1.32%
Gross expenses	1.84%	1.67%	1.57%	1.52%	1.44%
Net investment income	0.60%	0.69%	0.77%	0.66%	1.44%
Portfolio turnover rate	193%	139%	155%	117%	113%

(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report	13

The Lazard Funds, Inc. Notes to Financial Statements December 31, 2013

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund, which comprise twenty-five no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Mid Cap Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard Global Equity Select Portfolio (commenced investment operations on December 31, 2013), Lazard Global Listed Infrastructure Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Small Cap Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio (commenced investment operations on October 31, 2013), Lazard Emerging Markets Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi-Strategy Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard Explorer Total Return Portfolio (commenced investment operations on June 28, 2013), Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio (formerly, Lazard International Realty Equity Portfolio), Lazard US Short Duration Fixed Income Portfolio (formerly, Lazard U.S. Municipal Portfolio), Lazard US Corporate Income Portfolio (formerly, Lazard U.S. High Yield Portfolio), Lazard Global Fixed Income Portfolio, Lazard Multi-Asset Targeted Volatility Portfolio, and Lazard Capital Allocator Opportunistic Strategies Portfolio. All Portfolios, other than the US Equity Concentrated Portfolio, the Emerging Markets Debt Portfolio, the Explorer Total Return Portfolio, the US Realty Equity Portfolio and the Global Realty Equity Portfolio, are operated as “diversified” funds, as defined in the Act. Multi-Asset Targeted Volatility Portfolio had not commenced operations as of December 31, 2013. This report includes only the financial statements of Capital Allocator Opportunistic Strategies Portfolio (the “Portfolio”). The financial statements of other portfolios are presented separately.

Effective November 29, 2013, the Fund commenced offering R6 Shares. Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each share class is identical except as to minimum investment requirements; eligibility requirements for R6

Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus). As of December 31, 2013, no R6 Shares have been issued.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Swap agreements, such as credit default and interest rate swap agreements and swap agreements with respect to equity securities, are valued by an independent pricing service. Forward currency contracts are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”).

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quota-

14	Annual Report

tions otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board.

The effect of using fair value pricing is that the NAV of the Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily.

The Portfolio may be subject to taxes imposed by foreign countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). The Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Portfolio is maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolio does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward cur-
rency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolio’s accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

(d) Options Transactions—For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options that are traded on US and non-US securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio will not benefit from exercise of an option should the counterparty not perform under the contract. The risk involved in writing an option is that, if the option is exercised, the underlying security or other assets could then be purchased or sold by the Portfolio at a disadvantageous price. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets. When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written.

Annual Report	15

During the year ended December 31, 2013, transactions in options purchased were as follows:

Purchased Options	Number of Contracts	Cost

Options outstanding at beginning of year	—	$—
Options purchased	6,500	35,210
Options expired	(6,500)	(35,210)
Options outstanding at end of year	—	$—

(e) Swap Agreements—Swap agreements on equity securities involve commitments to pay interest in exchange for an equity basket return. The counterparty pays out the total return of the basket of equity securities and, in return, receives a regular stream of payments, based on an agreed-upon interest rate. To the extent the total return of the equity basket underlying the transaction exceeds (or falls short of) the offsetting interest rate obligation, the Portfolio will receive a payment from (or make a payment to) the counterparty.

Swap agreements are valued by an independent pricing service, and the change in value, if any, is recorded as an unrealized appreciation (depreciation) on swap agreements in the Portfolio’s accompanying Statement of Assets and Liabilities.

During the year ended December 31, 2013, the Portfolio traded in swap agreements with an average notional amount, which is indicative of the volume for the year, of $11,911,027.

(f) Federal Income Taxes—The Fund’s policy is to continue to have the Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2013, the Portfolio had no unused realized capital losses which, for federal income tax purposes, could be used to offset future realized capital gains.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2013, the Portfolio elected to defer net capital and foreign currency losses arising between November 1, 2013 and December 31, 2013 of $202,118.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

Management has analyzed the Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2012), or expected to be taken in the Portfolio’s 2013 tax returns.

(g) Dividends and Distributions—Dividends from net investment income, if any, on shares of the Portfolio will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio, if not distributed. The Portfolio intends to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies and distributions from real estate investment trusts and partnerships. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

The tax character of dividends and distributions paid for the Portfolio during the years ended December 31, was as follows:

	Ordinary Income		Long-Term Capital Gain
Shares	2013	2012	2013	2012

Institutional	$16,973,416	$1,418,514	$3,152,954	$307,373
Open	216,594	25,135	40,234	5,446

16	Annual Report

As of December 31, 2013, the components of distributable earnings, on a tax basis, were as follows:

Net Unrealized
Undistributed	Undistributed	Appreciation	Other
Ordinary	Long-Term	Including Foreign	Temporary
Income	Capital Gain	Currency	Differences

$—	$—	$11,510,868	$344,599

(h) Allocation of Expenses—Expenses not directly chargeable to the Portfolio are allocated among all the portfolios of the Fund primarily on the basis of relative net assets. The Portfolio accrues distribution and service (12b-1) fees to its Open Shares. The Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(i) Expense Reductions—The Portfolio’s excess cash in demand deposit accounts, if any, may receive credits that are available to offset custody expenses. The Statement of Operations reports gross custody expenses, and reports the amount of any credits separately as an expense reduction.

(j) Redemption Fee—The Portfolio may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by the Portfolio and are included as paid in capital on its Statement of Assets and Liabilities. The fees are also shown on its Statements of Changes in Net Assets.

(k) Estimates—The preparation of financial statements in conformity with GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides the Portfolio with investment research, advice and supervision and furnishes continuously an investment program for the Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolio, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by the Portfolio monthly, at the annual rate of 1.00%.

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the Portfolio if annualized operating expenses exceed 1.02% and 1.32% of average daily net assets for the Institutional Shares and Open Shares, respectively.

During the year ended December 31, 2013, the Investment Manager waived its management fees of $241,917 and $14,828 for the Institutional Shares and Open Shares, respectively.

The Fund has entered into an administration agreement with State Street Bank and Trust Company (“State Street”) to provide certain administrative services to the Portfolio. The Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of the Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the Act, the Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

Boston Financial Data Services, Inc. (“BFDS”) is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, subject to a minimum fee amount per share class in the Portfolio, and is reimbursed for certain out-of-pocket expenses.

Annual Report	17

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $100,000, (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chairman of $5,000. Such Directors are also reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Compensation is, generally, divided among the Lazard Funds based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2013 were $375,950,352 and $402,791,046, respectively.

For the year ended December 31, 2013, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at the higher of the Federal Funds rate or Overnight LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.10% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the year ended December 31, 2013, the Portfolio had borrowings under the Agreement as follows:

	Maximum	Weighted	Number of
Average Daily	Daily Loan	Average	Days Borrowings
Loan Balance*	Outstanding	Interest Rate	Were Outstanding

$9,985,714	$12,900,000	1.16%	7

*	For days borrowings were outstanding.

7. Non-US Securities Investment Risks

The Portfolio invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as exposure to less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars carry the risk that such currencies will decline in value relative to the US dollar and affect the value of these investments held in the Portfolio. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. However, the capital markets in the US and internationally have experienced unprecedented volatility in recent years, causing significant declines in the value and liquidity of many securities. These market conditions may continue to worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to investments denominated in emerging markets currencies.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclo-

18	Annual Report

sures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolio’s investments by each fair value hierarchy level as of December 31, 2013:

	Unadjusted
	Quoted Prices in
	Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Balance as of
Description	(Level 1)	(Level 2)	(Level 3)	December 31, 2013

Assets:
Exchange-Traded Funds	$173,935,967	$—	$—	$173,935,967
Closed-End Management Investment Companies	10,615,276	—	—	10,615,276
Short-Term Investment	31,368,949	—	—	31,368,949
Other Financial Instruments*
Total Return Swap Agreement	—	318,054	—	318,054
Total	$215,920,192	$318,054	$—	$216,238,246

*	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

The swap agreement included in Level 2 was valued by an independent pricing service.

As of December 31, 2013, securities valued at $37,897,561 were transferred from Level 2 to Level 1. The short-term investments were transferred from Level 2 to Level 1 based on increased reliance on the NAV of an open-end mutual fund as being representative of an active market price. There were no other transfers into or out of Levels 1, 2 or 3 during the year ended December 31, 2013. Transfers between levels are recognized at the beginning of the reporting period.

For further information regarding security characteristics see Portfolio of Investments.

10. Derivative Instruments

The Portfolio may use derivative instruments, including forward currency contracts, options or swap agreements.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

The principal reason for a Portfolio’s writing or purchasing of covered call and put options is to realize, through the receipt of premiums and changes in market value, a greater return than would be realized on the underlying securities alone.

A Portfolio enters into swap agreements in an attempt to obtain a particular return when it is considered desirable to do so,

Annual Report	19

possibly at a lower cost to the Portfolio than if the Portfolio had invested directly in the asset that yielded the desired return.

During the year ended December 31, 2013, the notional amounts of purchases and sales of forward currency contracts were $10,362,140 and $10,129,045, respectively.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2013:

Fair Value

Asset Derivatives
Equity Risk:
Gross unrealized appreciation on total return swap agreement	$318,054

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Equity Risk:
Net realized loss on purchased options	$(35,210)
Net realized gain on total return swap agreements	$1,632,644
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity Risk:
Net change in unrealized appreciation on total return swap agreements	$329,375
Foreign Exchange Risk:
Net change in unrealized appreciation on forward currency contracts	$30,006

See Notes 2(c), 2(d) and 2(e) and the Portfolio of Investments for additional disclosures about derivative instruments.

On January 31, 2013, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (“ASU 2013-01”). ASU 2013-01 limits the scope of balance sheet offsetting disclosures, which was originally described in FASB ASU 2011-11, to derivatives, repurchase or reverse repurchase agreements, and securities borrowing or securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement.

As of December 31, 2013, the Portfolio holds derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through single payment in the event of default on or termination of any one contract.

The required information for the Portfolio is presented in the below table, as of December 31, 2013:

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts	Statement of	in the Statement
	of Recognized	Assets and	of Assets and
Description	Assets	Liabilities	Liabilities
Total Return Swap Agreement	$318,054	$ —	$318,054

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of
	Assets Presented in
	Statement of Assets and	Financial	Collateral
Counterparty	Liabilities	Instruments	Received	Net Amount
Goldman Sachs Group AG	$318,054	$ —	$ —	$318,054

20	Annual Report

11. Accounting Standards Update

In June 2013, the FASB issued ASU No. 2013-08 Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. This ASU clarifies the characteristics of an investment company, provides comprehensive guidance to determine whether an entity is an investment company and sets certain measurement and disclosure requirements. This ASU is effective for interim and annual periods in the fiscal years that begin after

December 15, 2013. The Investment Manager does not expect that the adoption of this standard will have a material impact on the financial statements.

12. Subsequent Events

Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements and has determined that there are no such subsequent events that require disclosure.

Annual Report	21

The Lazard Funds, Inc. Report of Independent Registered Public Accounting Firm

Anchin, Block & Anchin LLP Accountants & Advisors 1375 Broadway New York, NY 10018
212 840-3456
www.anchin.com

Report of Independent Registered Public Accounting Firm

To The Board of Directors and Shareholders of The Lazard Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Lazard Capital Allocator Opportunistic Strategies Portfolio (the “Portfolio”) which is one of the Portfolios constituting The Lazard Funds, Inc. (the “Fund”) as of December 31, 2013 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights as stated above present fairly, in all material respects, the financial position of the Portfolio of The Lazard Funds, Inc. listed above as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

ANCHIN, BLOCK & ANCHIN LLP

New York, New York
February 28, 2014

22	Annual Report

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Kenneth S. Davidson (68)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Balestra Capital, Ltd., an investment manager and adviser, Senior Advisor (July 2012 – present)

Aquiline Holdings LLC, an investment manager, Partner (2006 – June 2012)

Nancy A. Eckl (51)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (59 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Leon M. Pollack (73)	Director (August 2006)	Private Investor

Richard Reiss, Jr. (69)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (66)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Directors(4):

Charles L. Carroll (53)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (53)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)
Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director also serves as a Director for each of the Lazard Funds (comprised of, as of January 31, 2014, 31 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors (as defined below) are also board members of Lazard Alternative Strategies 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager.

(3)	“Independent Directors” are not “interested persons” (as defined in the Act) of the Fund.

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

Annual Report	23

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (41)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (55)	Treasurer (May 2003)	Vice President of the Investment Manager

Brian D. Simon (51)	Chief Compliance Officer (January 2009) and Assistant Secretary (November 2002)	Managing Director (since February 2011, previously Director) of the Investment Manager and Chief Compliance Officer (since January 2009) of the Investment Manager and the Fund

Tamar Goldstein (38)	Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President and Counsel) of the Investment Manager

Cesar A. Trelles (39)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other Lazard Funds.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

24	Annual Report

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information
Year Ended December 31, 2013

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2013:

Of the dividends paid by the Portfolio, 10.69% of the dividends are qualified dividend income.

Of the dividends paid by the Portfolio, 3.77% of the dividends qualify for the dividends received deduction available to corporate shareholders.

Pursuant to Section 871 of the Code, the Portfolio has no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Proxy Voting
A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q
The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Annual Report	25

NOTES

NOTES

NOTES

NOTES

NOTES

NOTES

NOTES

The Lazard Funds, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com LZDPS030

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors (the “Board”) has determined that Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $816,400 in 2012 and $877,800 in 2013.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $174,250 in 2012 and $193,600 in 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates.

(d) All Other Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for products and services other than the services reported in paragraphs (a) through (c) of this Item.

There were no fees billed in the Reporting Periods by the Auditor to Service Affiliates.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee pre-approves the Auditor’s engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. There were no services provided by the Auditor to the Registrant or Service Affiliates that were approved pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Reporting Periods.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant for the Reporting Periods were $174,250 in 2012 and $193,600 in 2013. There were no fees billed in the Reporting Periods by the Auditor to Service Affiliates.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENTCOMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a)       The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)    Code of Ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)       Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Lazard Funds, Inc.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	March 11, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	March 11, 2014

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date	March 11, 2014